Registration No. 2-94157/811-04146

As filed with the Securities and Exchange Commission on April 21, 2023

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 125

and

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 126

JOHN HANCOCK VARIABLE INSURANCE TRUST

(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices)

(617) 663-3000

Christopher Sechler

Secretary

John Hancock Variable Insurance Trust

200 Berkeley Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copies to:

Mark P. Goshko, Esq.

K & L Gates LLP

One Lincoln Street

Boston, Massachusetts 02111-2950

TITLE OF SECURITIES BEING REGISTERED: Shares of beneficial interest ($0.00 par value) of the Registrant.

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on (May 1, 2023) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock Variable Insurance Trust
200 Berkeley Street, Boston, Massachusetts 02116
John Hancock Variable Insurance Trust (“JHVIT” or the “Trust”) is an open-end management investment company, commonly known as a mutual fund. Shares of JHVIT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment option for variable annuity and variable life insurance contracts (“variable contracts”). JHVIT provides a range of investment objectives through separate investment portfolios or funds (each a “fund,” collectively the “funds”). The following funds are described in this Prospectus. JHVIT offers Series NAV, Series I, Series II and Series III shares, although not all funds offer all classes of shares. The class ticker symbols are noted below, as applicable.

	Series I	Series II	Series III	Series NAV
500 Index Trust	JFIVX	JAGKX	—	JAGMX
Active Bond Trust	JAHFX	JAHEX	—	JAHDX
American Asset Allocation Trust	JAHZX	JAIFX	JAIDX	—
American Global Growth Trust	JAJQX	JAHWX	JAHVX	—
American Growth Trust	JAHJX	JAHKX	JAHGX	—
American Growth-Income Trust	JAHQX	JAHRX	JAHUX	—
American International Trust	JAHLX	JAHMX	JAHPX	—
Blue Chip Growth Trust	JADZX	JADYX	—	JAEDX
Capital Appreciation Trust	JAFHX	JAFJX	—	JAFGX
Capital Appreciation Value Trust	JAFPX	JAFQX	—	JAFRX
Core Bond Trust	JADKX	JAAEX	—	JVCNX
Disciplined Value International Trust	JAJHX	JAJIX	—	JAJJX
Emerging Markets Value Trust	JAJBX	JEMTX	—	JHVTX
Equity Income Trust	JAEGX	JAEFX	—	JAEEX
Financial Industries Trust	JEFSX	JEFCX	—	JAFNX
Fundamental All Cap Core Trust	JEQAX	JFLGX	—	JADDX
Fundamental Large Cap Value Trust	JVFLX	JADJX	—	JADIX
Global Equity Trust	JEFGX	JAJFX	—	JAJGX
Health Sciences Trust	JEHSX	JAFKX	—	JAFMX
High Yield Trust	JAELX	JAEOX	—	JAEMX
International Equity Index Trust	JIEQX	JAJEX	—	JVANX
International Small Company Trust	JAJCX	JAADX	—	JAJDX
Investment Quality Bond Trust	JADUX	JADSX	—	JAJNX
Lifestyle Balanced Portfolio	JHBPX	JAILX	—	JAINX
Lifestyle Conservative Portfolio	JHCIX	JAIRX	—	JAIQX

Lifestyle Growth Portfolio	JHGPX	JAIKX	—	JAIJX
Lifestyle Moderate Portfolio	JHMPX	JAIPX	—	JAIOX
Managed Volatility Balanced Portfolio	JELBX	JAJRX	—	JAIYX
Managed Volatility Conservative Portfolio	JELCX	JAISX	—	JAIUX
Managed Volatility Growth Portfolio	JELGX	JAJAX	—	JAIZX
Managed Volatility Moderate Portfolio	JELMX	JAIWX	—	JAIVX
Mid Cap Growth Trust	JAETX	JAEUX	—	JAEVX
Mid Cap Index Trust	JECIX	JAEZX	—	JAEYX
Mid Value Trust	JEMUX	JAGYX	—	JAGWX
Money Market Trust	JHOXX	JAAXX	—	JABXX
Opportunistic Fixed Income Trust	JAEJX	JAEHX	—	JAEKX
Real Estate Securities Trust	JADBX	JAJLX	—	JAJMX
Science & Technology Trust	JESTX	JAFUX	—	JAFSX
Select Bond Trust	JAFZX	JHBDX	—	JAGBX
Short Term Government Income Trust	JAJPX	JAFWX	—	JAFYX
Small Cap Index Trust	JESIX	JAJOX	—	JAEWX
Small Cap Opportunities Trust	JADLX	JADPX	—	JADMX
Small Cap Stock Trust	JESGX	JAGQX	—	JAGPX
Small Cap Value Trust	JESVX	JAGZX	—	JAHBX
Small Company Value Trust	JAEPX	JAERX	—	JAEQX
Strategic Equity Allocation Trust	—	—	—	JAFVX
Strategic Income Opportunities Trust	JESNX	JESPX	—	JVRNX
Total Bond Market Trust	JTBMX	JAGVX	—	JAGUX
Total Stock Market Index Trust	JETSX	JAFFX	—	JAFEX
Ultra Short Term Bond Trust	JAGJX	JAGEX	—	JAGFX
As with all mutual funds, the Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such unauthorized information or representation is given, it should not be relied upon as having been authorized by JHVIT, the advisor or any subadvisors to JHVIT or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHVIT in any state where such offer or sale would be prohibited.
Prospectus dated May 1, 2023

John Hancock Variable Insurance Trust
Table of contents

500 Index Trust
Investment objective
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.46	0.46	0.46
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.55	0.75	0.50
Contractual expense reimbursement[1]	-0.25	-0.25	-0.25
Total annual fund operating expenses after expense reimbursements	0.30	0.50	0.25
1	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.25% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2025, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	31	51	26
3 years	124	188	109
5 years	256	366	228
10 years	640	882	579
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadvisor believes as a group will behave in a manner similar to the index. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The subadvisor may determine that the fund’s investments in certain instruments, such as index futures, total return swaps and exchanged-traded funds (“ETFs”) have similar economic characteristics as securities that are in the S&P 500 Index. As of February 28, 2023, the market capitalizations of companies included in the S&P 500 Index ranged from $3.3 billion to $2.3 trillion.
1	500 Index Trust

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to track the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.
Use of Hedging and Other Strategic Transactions. The fund may invest in futures contracts, swaps, and depositary receipts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies).
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, depositary receipts, total return swaps, and swaps. Futures contracts and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
S&P 500 Index risk An investment in the fund involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index.
500 Index Trust	2

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q2, 20.49%
Worst quarter: 2020, Q1, -19.64%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-18.37	9.09	12.23	11/05/2012
Series II	-18.51	8.87	12.01	11/05/2012
Series NAV	-18.31	9.15	12.28	05/01/1996
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (North America) Limited
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Ashikhusein Shahpurwala, CFA Managing Director and Senior Portfolio Manager Managed fund since 2013	Boncana Maiga, CFA, CIM Managing Director and Portfolio Manager Managed fund since 2021
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
3	500 Index Trust

Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
500 Index Trust	4

Active Bond Trust
Investment objective
To seek income and capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.60	0.60	0.60
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.06	0.06	0.06
Acquired fund fees and expenses[1]	0.01	0.01	0.01
Total annual fund operating expenses[2]	0.72	0.92	0.67
Contractual expense reimbursement[3]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.71	0.91	0.66
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	73	93	67
3 years	229	292	213
5 years	400	508	372
10 years	894	1,130	834
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 91% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund seeks to invest its assets in debt securities and instruments with an average duration of plus or minus one year of its benchmark, Bloomberg US Aggregate Bond Index, however, there is no limit on the fund’s average maturity. As part of its investment strategy, the fund may invest in mortgage-backed securities to a significant extent.
Eligible investments include, but are not limited to:

■	U.S. Treasury and agency securities;

5	Active Bond Trust

■
Asset-backed securities and mortgage-backed securities, both investment grade and below-investment grade, including mortgage pass-through securities, interest-only securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”);

■	Corporate bonds, both U.S. and foreign, and without any limit on credit quality; and

■	Foreign government and agency securities.

The fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or a comparable rating by another Nationally Recognized Statistical Ratings Organization). The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Because the fund is actively managed, it may have a higher than average portfolio turnover ratio, which may increase expenses and affect performance results.
The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.
Manulife Investment Management (US) LLC manages the fund with two investment teams, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that each team manages the following portions of the fund:
50%* Securitized Asset Team 50%* Core / Core Plus Team
*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each team will vary.
This allocation methodology may change in the future.
Securitized Asset Team
The Securitized Asset Team uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The Securitized Asset Team opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.
This portion of the fund normally has no more than 10% of its total assets in high yield bonds (“junk bonds”) and normally invests in foreign securities only if U.S. dollar-denominated. This portion of the fund normally has an average credit rating of “A” or “AA.”
The Core / Core Plus Team
The Core / Core Plus Team uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The team seeks to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.
This portion of the fund normally has no more than 25% of its total assets in high yield bonds (sometimes referred to as “junk bonds”) and may invest in both U.S. dollar-denominated and foreign currency-denominated foreign securities. This portion of the fund normally has an average credit rating of “A” or “AA.”
Under normal circumstances, no more than 15% of the total assets of the portion of the fund managed by the Core / Core Plus Team will be invested in asset-backed securities rated lower than A by both rating agencies. The fund’s investment policies are based on credit ratings at the time of purchase.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Active Bond Trust	6

Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options, credit default swaps, foreign currency swaps, interest-rate swaps, swaps, swaptions, equity-linked notes (equity-linked notes generally reflect the risks associates with their underlying securities, depends on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, total return swaps, and options on futures. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
7	Active Bond Trust

Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q2, 5.41%
Worst quarter: 2022, Q1, -6.02%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-13.85	0.24	1.73	05/02/2005
Series II	-14.02	0.04	1.53	05/02/2005
Series NAV	-13.78	0.29	1.78	03/29/1986
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Peter M. Farley, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2005	Jeffrey N. Given, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2006
Howard C. Greene, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2005	David A. Bees, CFA Managing Director and Portfolio Manager Managed fund since 2020
Pranay Sonalkar Managing Director, Associate Portfolio Manager Managed fund since 2021	Connor Minnaar, CFA Senior Director and Associate Portfolio Manager Managed fund since 2022
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with
Active Bond Trust	8

certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
9	Active Bond Trust

American Asset Allocation Trust
Investment objective
To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series III
Management fee[1]	0.27	0.27	0.27
Distribution and service (Rule 12b-1) fees	0.60	0.75	0.25
Other expenses	0.06	0.06	0.06
Total annual fund operating expenses	0.93	1.08	0.58
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.92	1.07	0.57
1	The table reflects the combined fees of the feeder fund and the master fund.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series III
1 year	94	109	58
3 years	295	342	185
5 years	514	595	323
10 years	1,142	1,316	725
Portfolio turnover
The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Principal investment strategies
The fund invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization (“NRSRO”) designated by the master fund’s investment advisor or unrated but determined to be of equivalent quality by the master fund’s investment advisor). Such securities are sometimes referred to as “junk bonds.”
In seeking to pursue its investment objective, the master fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the master fund’s investment advisor expects (but is not required) to maintain an investment mix falling within the following ranges: 40% – 80% in equity securities, 20% – 50% in debt securities and 0% – 40% in money market instruments and cash. As of December 31,
American Asset Allocation Trust	10

2022, the fund was approximately 68% invested in equity securities, 27% invested in debt securities and 5% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the master fund will vary with market conditions and the investment advisor’s assessment of their relative attractiveness as investment opportunities. The master fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the U.S. and up to 5% of its assets in debt securities of issuers domiciled outside the U.S.
The master fund may invest in other funds managed by the investment advisor or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to the master fund’s investment advisor and its affiliates and other funds, investment vehicles and accounts managed by the master fund’s investment advisor and its affiliates. When investing in Central Funds, the master fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portion of the master fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to the others.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Income stock risk. Income provided by the fund may be affected by changes in the dividend polices of the companies in which the fund invests and the capital resources available for such payments at such companies.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of
11	American Asset Allocation Trust

reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Bloomberg U.S. Aggregate Bond Index and the Combined Index (described below) show how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
The Combined Index represents 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series II
Best quarter: 2020, Q2, 13.62%
Worst quarter: 2020, Q1, -13.59%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-13.76	4.94	7.71	04/28/2008
Series II	-13.77	4.85	7.60	05/01/2007
Series III	-13.44	5.29	8.09	01/03/2008
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Combined Index (reflects no deduction for fees, expenses, or taxes)	-15.79	5.96	8.08
Investment management
Investment advisor of the master fund Capital Research and Management Company
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.

Alan N. Berro Co-President; Partner - Capital World Investors Managed fund since 2000	David A. Daigle Partner - Capital Fixed Income Investors Managed fund since 2009	Peter Eliot Senior Vice President; Partner - Capital International Investors Managed fund since 2016
Jeffrey T. Lager Partner - Capital International Investors Managed fund since 2007	Jin Lee Partner - Capital World Investors Managed fund since 2018	Justin Toner Partner - Capital World Investors Managed fund since 2023
American Asset Allocation Trust	12

John R. Queen Partner - Capital Fixed Income Investors Managed fund since 2016
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
13	American Asset Allocation Trust

American Global Growth Trust
Investment objective
To seek to provide long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series III
Management fee[1]	0.48	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.60	0.75	0.25
Other expenses	0.10	0.10	0.10
Total annual fund operating expenses	1.18	1.33	0.83
Contractual expense reimbursement[2],[3]	-0.12	-0.12	-0.12
Total annual fund operating expenses after expense reimbursements	1.06	1.21	0.71
1	The table reflects the combined fees of the feeder fund and the master fund.
2	The investment advisor of the master fund, Capital Research and Management Company, contractually agrees to waive a portion of its management fee. The waiver will be in effect through at least May 1, 2024, and the waiver may only be modified or terminated with the approval of the master fund’s Board of Trustees.
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series III
1 year	108	123	73
3 years	363	410	253
5 years	637	717	449
10 years	1,421	1,591	1,014
Portfolio turnover
The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal investment strategies
The fund invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, the Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Global Growth Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the fund’s investment advisor, in which case the fund would invest at least 30% of its net assets in issuers outside the United States).
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk.”
American Global Growth Trust	14

The master fund may invest in other funds managed by the investment advisor or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to the master fund’s investment advisor and its affiliates and other funds, investment vehicles and accounts managed by the master fund’s investment advisor and its affiliates. When investing in Central Funds, the master fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portion of the master fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, foreign currency swaps, futures contracts, options on futures, swaptions, interest-rate swaps, options, swaps, equity-linked notes (equity-linked notes generally reflect the risks associates with their underlying securities, depends on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, and total return swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference instrument. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
15	American Global Growth Trust

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Lipper Global Fund Index shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series II
Best quarter: 2020, Q2, 24.15%
Worst quarter: 2022, Q2, -16.69%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-25.05	6.65	9.74	11/05/2010
Series II	-25.08	6.57	9.63	05/01/2007
Series III	-24.77	7.03	10.13	01/03/2008
MSCI ACWI (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-18.36	5.23	7.98
Investment management
Investment advisor of the master fund Capital Research and Management Company
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.

Patrice Collette Senior Vice President; Partner - Capital World Investors Managed fund since 2015	Paul Flynn Partner - Capital World Investors Managed fund since 2017	Roz Hongsaranagon Partner - Capital World Investors Managed fund since 2021	Jonathan Knowles Partner - Capital World Investors Managed fund since 2013
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
American Global Growth Trust	16

Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
17	American Global Growth Trust

American Growth Trust
Investment objective
To seek to provide growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series III
Management fee[1]	0.31	0.31	0.31
Distribution and service (Rule 12b-1) fees	0.60	0.75	0.25
Other expenses	0.06	0.06	0.06
Total annual fund operating expenses	0.97	1.12	0.62
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.96	1.11	0.61
1	The table reflects the combined fees of the feeder fund and the master fund.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series III
1 year	98	113	62
3 years	308	355	198
5 years	535	616	345
10 years	1,189	1,362	773
Portfolio turnover
The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal investment strategies
The fund invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the U.S.

The master fund may invest in other funds managed by the investment advisor or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to the master fund’s investment advisor and its affiliates and other funds, investment vehicles and accounts managed by the master fund’s investment advisor and its affiliates. When investing in Central Funds, the master fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portion of the master fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
American Growth Trust	18

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
19	American Growth Trust

Calendar year total returns (%)—Series II
Best quarter: 2020, Q2, 28.53%
Worst quarter: 2022, Q2, -23.13%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-30.20	10.72	13.22	07/10/2003
Series II	-30.25	10.66	13.13	05/06/2003
Series III	-29.95	11.12	13.62	01/03/2008
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Investment management
Investment advisor of the master fund Capital Research and Management Company
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.

Paul Benjamin Partner – Capital World Investors Managed fund since 2018	Mark L. Casey Partner – Capital International Investors Managed fund since 2017	Irfan M. Furniturewala Senior Vice President; Partner – Capital International Investors Managed fund since 2021
Anne-Marie Peterson Partner – Capital World Investors Managed fund since 2018	Andraz Razen Partner – Capital World Investors Managed fund since 2013	Alan J. Wilson Senior Vice President; Partner – Capital World Investors Managed fund since 2014
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a
American Growth Trust	20

factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
21	American Growth Trust

American Growth-Income Trust
Investment objective
To seek to provide long-term growth of capital and income.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series III
Management fee[1]	0.25	0.25	0.25
Distribution and service (Rule 12b-1) fees	0.60	0.75	0.25
Other expenses	0.06	0.06	0.06
Total annual fund operating expenses	0.91	1.06	0.56
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.90	1.05	0.55
1	The table reflects the combined fees of the feeder fund and the master fund.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series III
1 year	92	107	56
3 years	289	336	178
5 years	503	584	312
10 years	1,119	1,293	700
Portfolio turnover
The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal investment strategies
The fund invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that the Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

The master fund may invest in other funds managed by the investment advisor or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to the master fund’s investment advisor and its affiliates and other funds, investment vehicles and accounts managed by the master fund’s investment advisor and its affiliates. When investing in Central Funds, the master fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the
American Growth-Income Trust	22

portion of the master fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Income stock risk. Income provided by the fund may be affected by changes in the dividend polices of the companies in which the fund invests and the capital resources available for such payments at such companies.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
23	American Growth-Income Trust

Calendar year total returns (%)—Series II
Best quarter: 2020, Q2, 19.82%
Worst quarter: 2020, Q1, -19.87%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-16.78	7.43	11.14	07/10/2003
Series II	-16.84	7.35	11.04	05/06/2003
Series III	-16.56	7.80	11.53	01/03/2008
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Investment management
Investment advisor of the master fund Capital Research and Management Company
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.

Donald D. O’Neal Co-President and Trustee Partner - Capital International Investors Managed fund since 2005	Keiko McKibben Senior Vice President; Partner - Capital Research Global Investors Managed fund since 2014	Charles E. Ellwein Partner - Capital Research Global Investors Managed fund since 2015
J. Blair Frank Partner - Capital Research Global Investors Managed fund since 2006	William L. Robbins Partner - Capital International Investors Managed fund since 2012	Carlos A. Schonfeld Senior Vice President; Partner - Capital International Investors Managed fund since 2021
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask
American Growth-Income Trust	24

your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
25	American Growth-Income Trust

American International Trust
Investment objective
To seek to provide long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series III
Management fee[1]	0.48	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.60	0.75	0.25
Other expenses	0.09	0.09	0.09
Total annual fund operating expenses	1.17	1.32	0.82
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.16	1.31	0.81
1	The table reflects the combined fees of the feeder fund and the master fund.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series III
1 year	118	133	83
3 years	371	417	261
5 years	643	723	454
10 years	1,419	1,589	1,013
Portfolio turnover
The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies
The fund invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that the advisor believes have the potential for growth.

The master fund may invest in other funds managed by the investment advisor or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to the master fund’s investment advisor and its affiliates and other funds, investment vehicles and accounts managed by the master fund’s investment advisor and its affiliates. When investing in Central Funds, the master fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portion of the master fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
American International Trust	26

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
27	American International Trust

Calendar year total returns (%)—Series II
Best quarter: 2020, Q4, 21.55%
Worst quarter: 2020, Q1, -24.67%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-21.11	-1.40	3.53	07/10/2003
Series II	-21.16	-1.53	3.39	05/06/2003
Series III	-20.80	-1.05	3.89	01/03/2008
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-16.00	0.88	3.80
Investment management
Investment advisor of the master fund Capital Research and Management Company
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.

Sung Lee Senior Vice President; Partner – Capital Research Global Investors Managed fund since 2006	Renaud H. Samyn Partner – Capital Research Global Investors Managed fund since 2014	Nicholas J. Grace Partner – Capital Research Global Investors Managed fund since 2021
Christopher Thomsen Partner – Capital Research Global Investors Managed fund since 2006
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a
American International Trust	28

factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
29	American International Trust

Blue Chip Growth Trust
Investment objective
To provide long-term growth of capital. Current income is a secondary objective.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.74	0.74	0.74
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.83	1.03	0.78
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.82	1.02	0.77
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	84	104	79
3 years	264	327	248
5 years	460	568	432
10 years	1,024	1,259	965
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) These are firms that, in the subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.
In identifying blue chip companies, the subadvisor generally considers the following characteristics:
Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.
Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The subadvisor’s analysts will evaluate the depth and breadth of a company’s management experience.
Blue Chip Growth Trust	30

Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.
This investment approach reflects the subadvisor’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the subadvisor targets will have good prospects for dividend growth. The fund may at times invest significantly in stocks of information technology companies.
While most of the assets of the fund are invested in U.S. common stocks, the fund may also purchase or invest in other types of securities, including (i) U.S. and foreign currency-denominated foreign securities (up to 20% of its net assets) including American Depositary Receipts (ADRs), (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Investments in convertible securities, warrants, preferred stocks and debt securities are limited to 25% of total assets.
The fund may invest in debt securities of any type, including municipal securities, without restrictions on quality or rating. Such securities would be issued by entities which meet the investment criteria for the fund but may include below-investment-grade debt securities (“junk bonds”). The fund will not purchase a below-investment-grade debt security if, immediately after such purchase, the fund would have more than 5% of its total assets invested in such securities.
The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.
The fund holds a certain portion of its assets in money market reserves, which can consist of shares of certain internal T. Rowe Price money market funds as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may or may not bear interest or pay dividends at below (or even relatively nominal) rates.
The fund may sell securities for a variety of reasons including to realize gains, limit losses or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objectives, the subadvisor has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the subadvisor believes will provide an opportunity for substantial appreciation. These situations might arise when the subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation or a favorable competitive development.

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Communication sector risk. Because the fund may be concentrated in securities of companies in the communication sector, any market price movements, regulatory or technological changes, or economic conditions affecting companies in the communication sector may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. The consumer discretionary sector may be affected by fluctuations in supply and demand, and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact
31	Blue Chip Growth Trust

performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the notes’ issuer, may be privately placed, and may have a limited secondary market), and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Media and communications sector risk. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand, and changes in regulation.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Blue Chip Growth Trust	32

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Russell 1000 Growth Index shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 27.72%
Worst quarter: 2022, Q2, -24.94%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-38.09	5.16	11.70	12/11/1992
Series II	-38.20	4.96	11.48	01/28/2002
Series NAV	-38.05	5.22	11.76	02/28/2005
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-29.14	10.96	14.10
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

Paul Greene II Vice President Managed fund since 2021
33	Blue Chip Growth Trust

Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Blue Chip Growth Trust	34

Capital Appreciation Trust
Investment objective
To seek long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.71	0.71	0.71
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	0.81	1.01	0.76
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	83	103	78
3 years	259	322	243
5 years	450	558	422
10 years	1,002	1,236	942
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadvisor believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
The subadvisor believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The subadvisor looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The subadvisor seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price.
Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the fund is not likely to receive significant dividend income on its securities. Seeking to invest in companies with above market-average growth, the fund may invest significantly in sectors associated with such growth, including information technology.
In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depositary Receipts (ADRs); (ii) warrants and rights; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITs); and (v) initial public offerings (IPOs) and similar securities. (Convertible securities are securities — like bonds, corporate notes and preferred stocks — that the fund can convert into the company’s common stock, cash value of common stock, or some other equity security.)
In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the fund’s return or protect its assets if market conditions warrant:

■	The fund may make short sales of a security including short sales “against the box.”

35	Capital Appreciation Trust

■
The fund may invest up to 20% of the fund’s total assets in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities.)

■	The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

■
The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities.

■
The fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the subadvisor believes are of comparable quality to these obligations.

■	The fund may invest in repurchase agreements.

The subadvisor considers selling or reducing a stock position when, in the opinion of the subadvisor, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Consumer discretionary sector risk. The consumer discretionary sector may be affected by fluctuations in supply and demand, and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Capital Appreciation Trust	36

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 35.37%
Worst quarter: 2022, Q2, -25.47%
37	Capital Appreciation Trust

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-37.70	8.21	12.90	11/01/2000
Series II	-37.88	7.99	12.67	01/28/2002
Series NAV	-37.59	8.29	12.97	02/28/2005
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-29.14	10.96	14.10
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Jennison Associates LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Blair A. Boyer Managing Director Managed fund since 2019	Michael A. Del Balso Managing Director Managed fund since 2000
Natasha Kuhlkin, CFA Managing Director Managed fund since 2019	Kathleen A. McCarragher Managing Director Managed fund since 2000
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Capital Appreciation Trust	38

Capital Appreciation Value Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.83	0.83	0.83
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.06	0.06	0.06
Total annual fund operating expenses	0.94	1.14	0.89
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.93	1.13	0.88
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	95	115	90
3 years	299	361	283
5 years	519	627	492
10 years	1,154	1,385	1,095
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including corporate and government debt (including mortgage- and asset-backed securities), bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The fund may invest up to 20% of its total assets in foreign securities.
The fund’s common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when purchased by the fund are considered low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the subadvisor expects to rise in the short term but not necessarily over the long term. There are no limits on the market capitalization of the issuers of the stocks in which the fund invests. Since the subadvisor attempts to prevent losses as well as achieve gains, the subadvisor typically uses a value approach in selecting investments. The subadvisor’s in-house research team seeks to identify companies that seem
39	Capital Appreciation Value Trust

undervalued by various measures, such as price/book value, and may be temporarily out of favor but are believed to have good prospects for capital appreciation. The subadvisor may establish relatively large positions in companies it finds particularly attractive.
In addition, the subadvisor searches for risk/reward values among all types of securities. The portion of the fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the fund’s cash reserve may reflect the subadvisor’s ability to find companies that meet valuation criteria rather than its market outlook.
Bonds and bank loans may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations in determining whether to purchase a particular security. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund’s investments in below-investment grade debt securities and loans are limited to 15% of total assets. The fund may also purchase other securities, including bank debt, loan participations and assignments and futures and options. The fund’s investments in options, if any, will be primarily in an effort to protect against downside risk or to generate additional income.
The fund holds a certain portion of its assets in money market reserves, which can consist of shares of certain internal T. Rowe Price money market funds as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, currencies and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. In addition, the fund may invest up to 10% of its total assets in mortgage- and asset-backed securities.
The fund may sell securities for a variety of reasons including to realize gains, limit losses or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objective, the subadvisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could
Capital Appreciation Value Trust	40

become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, futures contracts, and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments have used or continue to use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Aggregate Bond Index.
41	Capital Appreciation Value Trust

Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 13.50%
Worst quarter: 2020, Q1, -12.03%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-11.86	8.81	10.62	04/28/2008
Series II	-12.07	8.57	10.39	04/28/2008
Series NAV	-11.87	8.85	10.66	04/28/2008
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Combined Index (reflects no deduction for fees, expenses, or taxes)	-15.79	5.96	8.08
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor T. Rowe Price Associates, Inc.
Sub-Subadvisor T. Rowe Price Investment Management, Inc.
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

David R. Giroux, CFA Vice President Managed fund since 2008
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Capital Appreciation Value Trust	42

Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
43	Capital Appreciation Value Trust

Core Bond Trust
Investment objective
To seek total return consisting of income and capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.58	0.58	0.58
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	0.68	0.88	0.63
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	69	90	64
3 years	218	281	202
5 years	379	488	351
10 years	847	1,084	786
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 275% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.)
The fund invests in debt securities that the subadvisor believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The fund may also invest in unrated bonds that the subadvisor believes are comparable to investment-grade debt securities. The fund may invest to a significant extent in mortgage-backed securities, including collateralized mortgage obligations.
Under normal market conditions, the subadvisor expects to maintain an effective duration within 10% (in either direction) of the duration of the Bloomberg U.S. Aggregate Bond Index (the duration of this index as of February 28, 2023 was 6.3 years).
The fund may invest:

■	Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

■	Up to 20% of total assets in U.S. dollar-denominated obligations of foreign issuers; and

■	Up to 10% of total assets in U.S. stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to
Core Bond Trust	44

risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include reverse repurchase agreements. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
45	Core Bond Trust

Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 4.31%
Worst quarter: 2022, Q1, -6.18%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-13.67	-0.20	0.90	05/02/2005
Series II	-13.81	-0.40	0.70	05/02/2005
Series NAV	-13.62	-0.15	0.95	05/02/2005
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Allspring Global Investments, LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Maulik Bhansali, CFA Senior Portfolio Manager Managed fund since 2017	Jarad Vasquez Senior Portfolio Manager Managed fund since 2017
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with
Core Bond Trust	46

certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
47	Core Bond Trust

Disciplined Value International Trust
Investment objective
To seek long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.70	0.70	0.70
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.11	0.11	0.11
Acquired fund fees and expenses[2]	0.01	0.01	0.01
Total annual fund operating expenses[3]	0.87	1.07	0.82
Contractual expense reimbursement[4]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.86	1.06	0.81
1	“Management fee” has been restated to reflect the contractual management fee schedule effective April 1, 2023.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	88	108	83
3 years	277	339	261
5 years	481	589	454
10 years	1,072	1,305	1,013
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal investment strategies
The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval.
The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. The fund may invest in all types of equity and equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchange-traded funds (ETFs)), real estate investment trusts (REITs), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and
Disciplined Value International Trust	48

interest payments. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.
The fund defines non-U.S. companies as companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits, from businesses, investments, or sales outside of the United States. The fund primarily will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging and frontier markets.
The fund may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries.
The fund generally invests in the equity securities of issuers believed by the manager to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The manager applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer specific factors) in managing the fund, using a combination of fundamental and quantitative analysis. In selecting investments for the fund, the manager considers various factors, such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer’s inherent value.
The fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts, and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and nonhedging purposes, including reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.
The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.
The fund may participate as a purchaser in Initial Public Offerings (IPOs). An IPO is a company’s first offering of stock to the public. The fund may also seek to increase its income by lending portfolio securities.
The manager will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the manager constantly monitors and adjusts as appropriate.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets and political systems than traditional emerging-market countries, which magnifies emerging-market risks.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could
49	Disciplined Value International Trust

become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, swaps, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), and options. Foreign currency forward contracts, futures contracts, options and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Participatory notes risk. Participatory notes (p-notes) represent interests in securities listed on certain foreign exchanges. Due to transaction costs and other expenses, p-notes will not replicate exactly the performance of their underlying securities. P-notes are general unsecured contractual obligations of the financial institutions issuing the notes and are subject to liquidity risk and a high degree of counterparty risk.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
A note on performance
Prior to February 12, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to February 12, 2020 should not be attributed to the current subadvisor, Boston Partners Global Investors, Inc. (Boston Partners). The fund’s performance shown below might have differed materially had Boston Partners managed the fund prior to February 12, 2020.
Disciplined Value International Trust	50

Calendar year total returns (%)—Series I
Best quarter: 2022, Q4, 20.55%
Worst quarter: 2020, Q1, -28.10%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-4.77	1.20	3.57	05/03/1999
Series II	-4.98	1.01	3.37	01/28/2002
Series NAV	-4.75	1.25	3.62	02/28/2005
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-14.45	1.54	4.67
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Boston Partners Global Investors, Inc.
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Joseph F. Feeney, Jr., CFA* Chief Executive Officer and Chief Investment Officer — Equities Managed fund since 2020	Christopher K. Hart, CFA Portfolio Manager Managed fund since 2020	Joshua M. Jones, CFA Portfolio Manager Managed fund since 2020
*Effective December 31, 2023, Joseph F. Feeney, Jr. will no longer serve as a portfolio manager of the fund.
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a
51	Disciplined Value International Trust

factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Disciplined Value International Trust	52

Emerging Markets Value Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.83	0.83	0.83
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.23	0.23	0.23
Total annual fund operating expenses	1.11	1.31	1.06
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.10	1.30	1.05
1	“Management fee” has been restated to reflect the contractual management fee schedule effective March 1, 2022.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	112	132	107
3 years	352	414	336
5 years	611	717	584
10 years	1,351	1,578	1,293
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadvisor. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.)
The fund seeks long-term capital growth through investment primarily in emerging market equity securities. The fund seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging market countries at an earlier stage of development), authorized for investment by the subadvisor (“Approved Markets”) from time to time. The fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges. (Approved Market Securities are defined below.) These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or other similar securities, including dual-listed securities.
53	Emerging Markets Value Trust

The fund seeks to purchase emerging market equity securities that are deemed by the subadvisor to be value stocks at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the subadvisor may consider additional factors, such as price-to-cash flow or price-to-earnings ratios.
In addition, the subadvisor may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors the subadvisor determines to be appropriate. In assessing profitability, the subadvisor considers different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the subadvisor considers ratios such as recent changes in assets divided by total assets. The criteria the subadvisor uses for assessing relative price, profitability and investment characteristics are subject to change from time to time.
The fund will also seek to purchase emerging market equity securities across all market capitalizations, and specifically those which are deemed by the subadvisor to be value stocks at the time of purchase, as described in the paragraph above. The fund may not invest in certain eligible companies or Approved Markets described above because of constraints imposed within Approved Markets, restrictions on purchases by foreigners and the fund’s policy to invest no more than 25% of its total assets in any one industry at the time of purchase. The fund may invest in financial services companies.
The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited.
In determining what countries are eligible markets for the fund, the subadvisor may consider various factors, including without limitation, the data, analysis and classification of countries published or disseminated by the World Bank, the International Finance Corporation, FTSE International, and MSCI. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the subadvisor may take into account, among other things, market liquidity, relative availability of investor information, and government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund.
The fund may use derivatives such as futures contracts and options on futures contracts to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for Approved Markets or other equity market securities and indices, including those of the United States. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances or exchange of one foreign currency to another currency. In addition to money market instruments and other short-term investments, the fund may invest in affiliated and unaffiliated unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
The fund’s policy of seeking broad market diversification means the subadvisor will not utilize “fundamental” securities research techniques in identifying security selections. Generally, changes in the composition and relative ranking (in terms of price-to-book ratio) of the stocks that are eligible for purchase by the fund take place with every trade when the securities markets are open for trading due primarily to price changes of such securities. On a periodic basis, the subadvisor will identify value stocks that are eligible for investment and re-evaluate eligible value stocks no less than semiannually.
Generally, the fund does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be held by the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.
Approved Markets
As of the date of this prospectus, the fund is authorized to invest in the countries listed below. The subadvisor will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the fund, constraints imposed within Approved Markets, and characteristics of each country’s markets. The subadvisor also may authorize other countries for investment in the future, in addition to the countries listed below. Also, the fund may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past. Emerging markets approved for investment may include countries in an earlier stage of development that are sometimes referred to as frontier markets.

■	Brazil

■	Chile

■	China

■	Colombia

■	Czech Republic

■	Greece

■	Hungary

■	India

■	Indonesia

■	Kuwait

■	Malaysia

■	Mexico

■	Philippines

■	Poland

Emerging Markets Value Trust	54

■	Qatar

■	Saudi Arabia

■	South Africa

■	South Korea

■	Taiwan

■	Thailand

■	Turkey

■	United Arab Emirates

Approved Market Securities
“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the fund’s benchmark index which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Approved Market Securities may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The subadvisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The fund also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries may generally represent a relatively large portion of the Greater China market as a whole.

55	Emerging Markets Value Trust

Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets and political systems than traditional emerging-market countries, which magnifies emerging-market risks.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Performance shown for periods prior to the inception date of a class is the performance of one of the fund’s oldest share classes, Series NAV. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 22.50%
Worst quarter: 2020, Q1, -31.87%
Emerging Markets Value Trust	56

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-11.67	-0.51	1.23	05/01/2007
Series II	-11.87	-0.70	1.10	05/27/2015
Series NAV	-11.63	-0.44	1.29	05/01/2007
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-20.09	-1.40	1.44
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Dimensional Fund Advisors LP
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Jed S. Fogdall Global Head of Portfolio Management, Senior Portfolio Manager and Vice President Managed fund since 2010	Allen Pu, CFA, PhD Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President Managed fund since 2020
Ethan Wren, CFA Senior Portfolio Manager and Vice President Managed fund since 2020
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
57	Emerging Markets Value Trust

Equity Income Trust
Investment objective
To provide substantial dividend income and also long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.69	0.69	0.69
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.78	0.98	0.73
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.77	0.97	0.72
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	79	99	74
3 years	248	311	232
5 years	432	541	405
10 years	965	1,200	906
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund typically employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The adviser generally seeks investments in large-capitalization companies and the fund’s yield, which reflects the level of dividends paid by the fund, is expected to normally exceed the yield of the Russell 1000 Value Index.
Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally is expected to exceed the yield on the fund’s benchmark. The subadvisor believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the S&P 500 Index. While the price of a company’s stock can go up or down in response to earnings or to fluctuations in the general market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may help offset losses in falling markets.
Equity Income Trust	58

The fund will generally consider companies in the aggregate with one or more of the following characteristics:

■	established operating histories;

■	above-average dividend yield relative to the broader equity market;

■	low price/earnings ratio relative to the broader equity market;

■	sound balance sheets and other positive financial characteristics; and

■	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its investment objective, including:

■	U.S. dollar- and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

■	preferred stocks;

■	convertible stocks, bonds, and warrants;

■	futures and options; and

■	bank debt, loan participations and assignments.

The fund may at times invest significantly in certain sectors, including the financials and healthcare sectors.

The fund may invest in fixed-income securities without restrictions on quality or rating, including up to 10% in below-investment-grade fixed-income securities (“junk bonds”). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.
The fund holds a certain portion of its assets in money market reserves, which can consist of shares of certain internal T. Rowe Price money market funds as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may sell securities for a variety of reasons including to realize gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.
In pursuing the fund’s investment objective, the subadvisor has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the subadvisor believes will provide an opportunity for substantial appreciation. These special situations might arise when the subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
59	Equity Income Trust

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Healthcare sector risk. Health sciences companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims, and legislative or regulatory activities, among other factors.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the notes’ issuer, may be privately placed, and may have a limited secondary market), and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Equity Income Trust	60

Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The S&P 500 Index shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 20.95%
Worst quarter: 2020, Q1, -28.60%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-3.40	6.93	9.69	02/19/1993
Series II	-3.64	6.72	9.48	01/28/2002
Series NAV	-3.38	6.98	9.75	02/28/2005
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	-7.54	6.67	10.29
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

John D. Linehan, CFA Vice President Managed fund since 2015
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay
61	Equity Income Trust

compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Equity Income Trust	62

Financial Industries Trust
Investment objective
To seek growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.77	0.77	0.77
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.09	0.09	0.09
Total annual fund operating expenses	0.91	1.11	0.86
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.90	1.10	0.85
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	92	112	87
3 years	289	352	273
5 years	503	611	476
10 years	1,119	1,351	1,060
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in companies that are principally engaged in financial services. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) These companies include U.S. and foreign financial services companies of any size including banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies, financial technology companies and financial holding companies. The fund may gain exposure to securities described in these strategies through investing in investment companies and pooled investment vehicles.
In managing the fund, the subadvisor focuses primarily on stock selection rather than industry allocation. In choosing individual stocks, the subadvisor uses fundamental financial analysis to identify securities that appear comparatively undervalued.
The fund concentrates its investments (invests more than 25% of its total assets) in companies that are principally engaged in financial services, and therefore may experience greater volatility than funds investing in a broader range of industries.
63	Financial Industries Trust

Given the industry-wide trend toward consolidation, the subadvisor also invests in companies that appear to be positioned for a merger. The subadvisor generally gathers firsthand information about companies from interviews and company visits.
The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in below investment-grade bonds (i.e., “junk bonds”) rated as low as CCC by S&P Global Ratings (S&P) or Caa by Moody’s Investors Service, Inc. (Moody’s) and their unrated equivalents. It may also invest up to 15% of net assets in investment-grade short-term securities. The fund’s investment policies are based on credit ratings at the time of purchase.
In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.
The fund may, to a limited extent, engage in derivative transactions that include futures contracts, options and foreign currency forward contracts, in each case for the purpose of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.
The fund may invest in companies located in emerging market countries.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Banking industry risk. Commercial banks, savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries, and significant competition. Profitability of these businesses depends significantly upon the availability and cost of capital funds. Commercial banks and savings associations are subject to extensive state regulation.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Financial services sector risk. A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Financial Industries Trust	64

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Master limited partnership (MLP) risk. MLPs generally reflect the risks associated with their underlying assets and with pooled investment vehicles. MLPs with credit-related holdings are subject to interest-rate risk and risk of default.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The S&P 500 Index shows how the fund’s performance compares against another broad measure of market performance. The Lipper Financial Services Index shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 22.33%
Worst quarter: 2020, Q1, -30.18%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-13.67	5.21	9.39	04/30/2001
Series II	-13.83	5.01	9.17	01/28/2002
Series NAV	-13.61	5.27	9.45	04/29/2005
S&P 500 Financials Index (reflects no deduction for fees, expenses, or taxes)	-10.53	6.42	12.16
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Lipper Financial Services Index (reflects no deduction for fees, expenses, or taxes)	-11.61	5.82	10.78
65	Financial Industries Trust

Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Susan A. Curry Senior Managing Director and Senior Portfolio Manager Managed fund since 2014	Ryan P. Lentell, CFA Managing Director and Portfolio Manager Managed fund since 2015
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Financial Industries Trust	66

Fundamental All Cap Core Trust
Investment objective
To seek long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.67	0.67	0.67
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.76	0.96	0.71
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	78	98	73
3 years	243	306	227
5 years	422	531	395
10 years	942	1,178	883
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
In managing the fund, the subadvisor looks for companies that are highly differentiated with key growth drivers, sustainable cash flow production, and high returns on capital. The subadvisor seeks to identify companies with sustainable competitive advantages and high barriers to entry, strong management and a focus on creating value for fund shareholders. Both growth and value opportunities are evaluated with an approach that uses the present value of estimated future cash flows as the core methodology for measuring intrinsic value.
The subadvisor employs a disciplined fundamental research process which produces bottom-up company assessments using key assumptions that drive sales, margins, and asset intensity. Scenario analysis is designed to provide a meaningful range of outcomes and the ability to assess investors’ embedded expectations. The subadvisor seeks to purchase companies that meet the criteria above when the shares are selling at a significant discount to intrinsic value. Sell decisions are similarly driven by long term fundamental analysis.
The subadvisor constantly reviews portfolio investments and may sell a holding when it has achieved its valuation target, if it believes there is structural or permanent deterioration in the underlying fundamentals of the business, or if it identifies what it believes is a more attractive investment opportunity.
The fund may invest up to 20% of its net assets in equity securities of foreign issuers, including American Depositary Receipts (ADRs) and similar investments. For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in exchange-traded funds (ETFs) and derivative instruments that include options, futures contracts, and swaps. The fund may also invest in U.S. government securities and other short-term securities such as money market instruments and repurchase agreements.
The fund may focus its investments in a particular sector or sectors of the economy.
67	Fundamental All Cap Core Trust

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk.”

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Consumer discretionary sector risk. The consumer discretionary sector may be affected by fluctuations in supply and demand, and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize if any, include: futures contracts, interest-rate swaps, options, foreign currency forward contracts, credit default swaps, foreign currency swaps, swaptions, equity-linked notes (equity-linked notes generally reflect the risks associates with their underlying securities, depends on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, total return swaps, and options on futures, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk,
Fundamental All Cap Core Trust	68

and the risk of default of the underlying reference obligations. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 32.27%
Worst quarter: 2020, Q1, -24.67%
69	Fundamental All Cap Core Trust

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-24.29	8.26	12.30	05/05/2003
Series II	-24.43	8.04	12.08	05/05/2003
Series NAV	-24.26	8.31	12.35	04/29/2005
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	-19.21	8.79	12.13
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Emory (Sandy) Sanders, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2011	Jonathan T. White, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2015
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Fundamental All Cap Core Trust	70

Fundamental Large Cap Value Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.68	0.68	0.68
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	0.78	0.98	0.73
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.77	0.97	0.72
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	79	99	74
3 years	248	311	232
5 years	432	541	405
10 years	965	1,200	906
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. As of February 28, 2023, the lowest market capitalization in this group was $5.8 billion. Equity securities include common, convertible, and preferred securities and their equivalents.
In managing the fund, the subadvisor looks for companies that are highly differentiated with key growth drivers, sustainable cash flow production, and high returns on capital. The subadvisor seeks to identify companies with sustainable competitive advantages and high barriers to entry, strong management and a focus on creating value for fund shareholders. Value opportunities are evaluated with an approach that uses the present value of estimated future cash flows as the core methodology for measuring intrinsic value.
The subadvisor employs a disciplined fundamental research process which produces bottom-up company assessments using key assumptions that drive sales, margins, and asset intensity. Scenario analysis is designed to provide a meaningful range of outcomes and the ability to assess investors’
71	Fundamental Large Cap Value Trust

embedded expectations. The subadvisor seeks to purchase companies that meet the criteria above when the shares are selling at a significant discount to intrinsic value. Sell decisions are similarly driven by long term fundamental analysis.
The subadvisor constantly reviews portfolio investments and may sell a holding when it has achieved its valuation target, if it believes there is structural or permanent deterioration in the underlying fundamentals of the business, or if it identifies what it believes is a more attractive investment opportunity.

The fund may focus its investments in a particular sector or sectors of the economy.
The fund may invest up to 20% of its net assets in equity securities of foreign issuers, including American Depositary Receipts (ADRs) and similar investments. For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in exchange-traded funds (ETFs) and derivative instruments that include options, futures contracts, and swaps. The fund may also invest in U.S. government securities and other short-term securities such as money market instruments and repurchase agreements.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and
Fundamental Large Cap Value Trust	72

possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, and swaps. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
73	Fundamental Large Cap Value Trust

Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 19.70%
Worst quarter: 2020, Q1, -24.95%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-7.95	8.59	10.96	05/04/2004
Series II	-8.13	8.37	10.74	05/04/2004
Series NAV	-7.86	8.64	11.02	02/28/2005
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	-7.54	6.67	10.29
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Emory (Sandy) Sanders, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2011	Nicholas Renart Managing Director, Portfolio Manager Managed fund since 2015
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Fundamental Large Cap Value Trust	74

Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
75	Fundamental Large Cap Value Trust

Global Equity Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.80	0.80	0.80
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.09	0.09	0.09
Total annual fund operating expenses	0.94	1.14	0.89
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.93	1.13	0.88
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	95	115	90
3 years	299	361	283
5 years	519	627	492
10 years	1,154	1,385	1,095
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal investment strategies
The fund seeks to generate capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities. This policy is subject to change only upon 60 days’ notice to shareholders. Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States (“Foreign Companies”), unless the manager deems market conditions and/or company valuations to be less favorable to Foreign Companies, in which case, the fund will invest at least 30% of the value of its net assets in Foreign Companies. Foreign Companies include issuers domiciled in emerging markets and securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs), that trade on U.S. exchanges. There are no limits on the market capitalization ranges of the companies in which the fund may invest. The fund may invest in the securities of large, medium, or small companies.

In managing the fund, the manager seeks to identify undervalued companies that exhibit attractive valuations, solid business franchises, sustainable margins/cash flow, disciplined capital allocation, strong management teams, and strong balance sheets.
Global Equity Trust	76

The manager employs an unconstrained, bottom-up stock selection process based on disciplined fundamental research with the aim to create a diversified portfolio of quality global stocks of any size that not only demonstrate compelling value but also generate sustainable cash flows. Equity securities include common and preferred stocks and their equivalents, including depositary receipts, warrants, rights, and securities convertible into common or preferred stocks.

The decision-making process involves candidate companies being screened for valuation, quality, and dividends, together with a detailed examination of the challenges and opportunities that exist for that business. The manager will assess the valuation opportunity for that company by establishing base-case, upside, and downside price targets. The manager will take into consideration the diversification benefits and the liquidity of the security before making the final investment decision.

The fund may invest in cash, money market instruments, repurchase agreements, or other short-term instruments for the purposes of meeting redemption requests or making other anticipated cash payments.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
77	Global Equity Trust

Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
A note on performance
Prior to April 27, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to April 27, 2020 should not be attributed to the current subadvisor, Manulife Investment Management (US) LLC (Manulife IM (US)). The fund’s performance shown below might have differed materially had Manulife IM (US) managed the fund prior to April 27, 2020.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 14.77%
Worst quarter: 2020, Q1, -21.96%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-14.84	1.79	5.44	03/18/1988
Series II	-15.01	1.59	5.23	01/28/2002
Series NAV	-14.81	1.84	5.49	04/29/2005
MSCI World Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-18.14	6.14	8.85
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Paul Boyne Team Head, Portfolio Manager Managed fund since 2020	Stephen Hermsdorf Managing Director, Portfolio Manager Managed fund since 2020	Edward Ritchie, ASIP* Senior Managing Director, Senior Portfolio Manager Managed fund since 2023	Felicity Smith Managing Director, Portfolio Manager and Analyst Managed fund since 2022
*Effective November 30, 2023, Edward Ritchie, ASIP, will be added as a portfolio manager of the fund.
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Global Equity Trust	78

Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
79	Global Equity Trust

Health Sciences Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.93	0.93	0.93
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.07	0.07	0.07
Total annual fund operating expenses	1.05	1.25	1.00
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.04	1.24	0.99
1	“Management fee” has been restated to reflect the contractual management fee schedule effective February 1, 2022.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	106	126	101
3 years	333	396	317
5 years	578	685	551
10 years	1,282	1,510	1,224
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, “health sciences”). (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.)
While the fund may invest in companies of any size, the majority of its assets are expected to be invested in large- and mid-capitalization companies.
The subadvisor’s portfolio managers divide the health sciences sector into four main areas: pharmaceutical companies, health care services companies, medical products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities, futures, and options in keeping with its investment objective. In addition, the fund writes call and put options primarily as a means of generating additional income. The fund may also use options to seek protection against a decline in the value
Health Sciences Trust	80

of its securities or an increase in prices of securities that may be purchased. Normally, the fund will own the securities on which it writes these options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility.
The fund concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries.
In managing the fund, the subadvisor uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may also be emphasized.
The fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.
In pursuing its investment objective, the fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These situations might arise when the fund’s management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a new product introduction or innovation or a favorable competitive development.
The fund holds a certain portion of its assets in money market reserves, which can consist of shares of certain internal T. Rowe Price money market funds as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may sell securities for a variety of reasons including to realize gains, limit losses or redeploy assets into more promising opportunities.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including entering into option transactions.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock

81	Health Sciences Trust

Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Healthcare sector risk. Health sciences companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims, and legislative or regulatory activities, among other factors.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, swaps, swaptions, equity-linked notes (equity-linked notes generally reflect the risks associates with their underlying securities, depends on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, total return swaps, and options on futures. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Lipper Health/Biotechnology Index shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 23.63%
Worst quarter: 2018, Q4, -16.07%
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Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-13.09	9.75	15.09	04/30/2001
Series II	-13.24	9.53	14.86	01/28/2002
Series NAV	-13.02	9.81	15.15	04/29/2005
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Lipper Health/Biotechnology Index (reflects no deduction for fees, expenses, or taxes)	-12.94	8.62	13.69
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

Ziad Bakri, MD, CFA Vice President Managed fund since 2016
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
83	Health Sciences Trust

High Yield Trust
Investment objective
To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.70	0.70	0.70
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.10	0.10	0.10
Total annual fund operating expenses	0.85	1.05	0.80
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.84	1.04	0.79
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	86	106	81
3 years	270	333	254
5 years	470	578	443
10 years	1,048	1,282	989
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund’s investments may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadvisor to be of equivalent quality):
Corporate Bonds, Preferred Stocks and Convertible Securities
Moody’s Investors Service, Inc........................ Ba through C
S&P Global Ratings........................... BB through D
Below-investment-grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment-grade securities.
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As part of its investment strategy, the fund will generally invest without restrictions within these ratings category ranges, or in unrated securities considered to be of equivalent quality by the subadvisor.
The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the subadvisor, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities.
The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.
The fund may invest in fixed- and floating-rate loans, generally in the form of loan participations and assignments of such loans.
The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps; foreign currency forward contracts; foreign currency swaps; futures contracts; interest-rate swaps; and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments have used or continue to use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions
85	High Yield Trust

during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 11.06%
Worst quarter: 2020, Q1, -14.88%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-13.25	1.73	3.10	01/02/1997
Series II	-13.45	1.57	2.89	01/28/2002
Series NAV	-13.07	1.81	3.16	02/28/2005
Bloomberg U.S. High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	-11.18	2.30	4.03
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Western Asset Management Company, LLC
Sub-Subadvisor Western Asset Management Company Limited
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Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Michael C. Buchanan Deputy Chief Investment Officer Managed fund since 2006	Walter E. Kilcullen Head of US High Yield Managed fund since 2018	S. Kenneth Leech Chief Investment Officer Managed fund since 2014
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
87	High Yield Trust

International Equity Index Trust
Investment objective
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.52	0.52	0.52
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.10	0.10	0.10
Total annual fund operating expenses	0.67	0.87	0.62
Contractual expense reimbursement[1]	-0.28	-0.28	-0.28
Total annual fund operating expenses after expense reimbursements	0.39	0.59	0.34
1	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.34% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2025, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	40	60	35
3 years	157	220	141
5 years	316	426	289
10 years	780	1,019	719
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its assets in securities listed in the MSCI All Country World Excluding U.S. Index (the “Index”), or American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) representing such securities. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) As of February 28, 2023, the market capitalization range of the Index was $141.8 million to $413.1 billion.
The fund is an index fund and differs from an actively-managed fund. Actively-managed funds seek to outperform their benchmark indices through research and analysis. Over time, their performance may differ significantly from their benchmark indices. Index funds are passively managed funds that seek to track the risk and return profile of market indices. An index is an unmanaged group of securities whose overall performance is used as an
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investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index, typically will be unable to match the performance of the index exactly due to such fees and expenses.
The fund uses “sampling” methodology in seeking to track the total return performance of the Index. This means that the fund does not intend and is not required to purchase all of the securities in the Index, but rather intends to hold a representative sample of the securities in the Index in an effort to achieve the fund’s investment objective. The quantity of holdings in the fund will be based on a number of factors, including asset size of the fund. Although the subadvisor generally expects the fund to hold less than the total number of securities in the Index, it reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.
The fund’s assets are normally fully invested. The subadvisor invests in stock index futures to maintain market exposure and manage cash flow. Although the subadvisor may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
The fund may purchase other types of securities that are not primary investment vehicles, for example, European Depositary Receipts (EDRs), certain exchange-traded funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). In addition, the fund may invest in securities that are not included in the Index, including futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the advisor or subadvisor).
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, and swaps. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
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Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q2, 17.11%
Worst quarter: 2020, Q1, -23.62%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-16.25	0.78	3.58	11/05/2012
Series II	-16.39	0.58	3.37	11/05/2012
Series NAV	-16.16	0.83	3.63	04/29/2005
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-16.00	0.88	3.80
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor SSGA Funds Management, Inc.
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Thomas Coleman, CFA Vice President and Senior Portfolio Manager Managed fund since 2005	Karl Schneider, CAIA Managing Director, Senior Portfolio Manager and Deputy Head of GEBS in the Americas Managed fund since 2007
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Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
91	International Equity Index Trust

International Small Company Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.80	0.80	0.80
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.22	0.22	0.22
Total annual fund operating expenses	1.07	1.27	1.02
1	“Management fee” has been restated to reflect the contractual management fee schedule effective March 1, 2022.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	109	129	104
3 years	340	403	325
5 years	590	697	563
10 years	1,306	1,534	1,248
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies in the particular markets in which the fund invests. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) Based on market capitalization data as of February 28, 2023, the market capitalization of a small company in any country in which the fund invests would generally be below $9.1 billion. This threshold will vary by country or region. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
The fund invests its assets in securities listed on bona fide securities exchanges. These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or other similar securities, including dual-listed securities.
The subadvisor determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the subadvisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The subadvisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.
The fund intends to purchase securities in each applicable country using a market capitalization weighted approach. The subadvisor, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See “Market Capitalization Weighted Approach” below. The weightings of countries in the fund may vary from their weightings in international indices, such as those published by FTSE International or MSCI.
The fund also may use derivatives such as futures contracts and options on futures contracts, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the fund. The fund may enter into futures contracts and options on futures contracts for foreign or
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U.S. equity securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances or exchange of one foreign currency for another currency. In addition to money market instruments and other short-term investments, the fund may invest in affiliated and unaffiliated unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
Generally, the fund does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.
The subadvisor will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the fund, constraints imposed within a country’s market, and characteristics of each country’s market. The subadvisor’s Investment Committee may authorize other countries for investment in the future and the fund may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment.
Market Capitalization Weighted Approach
The fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the subadvisor for a variety of reasons. The subadvisor may adjust the representation in the fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors the subadvisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the subadvisor may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the subadvisor considers different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the subadvisor considers ratios such as recent changes in assets divided by total assets. The criteria the subadvisor uses for assessing relative price, profitability and investment characteristics are subject to change from time to time. The subadvisor may deviate from market capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of the assets of the fund. The subadvisor may exclude the stock of a company that meets applicable market capitalization criteria if the subadvisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. The subadvisor may decrease the allocation of the fund’s assets to eligible small capitalization companies that generally have lower profitability and/or higher relative prices. These adjustments will result in a deviation from traditional market capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country. The calculation of country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries may vary from their weighting in published international indices.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
93	International Small Company Trust

Geographic focus risk. The fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund’s assets are invested and may be more volatile than the performance of more geographically-diversified funds.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options on futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Industrials sector risk. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, input controls, and government spending.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The MSCI EAFE Small Cap Index shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q2, 20.80%
Worst quarter: 2020, Q1, -30.16%
International Small Company Trust	94

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-18.17	-0.24	5.33	11/16/2009
Series II	-18.35	-0.45	5.11	11/16/2009
Series NAV	-18.17	-0.20	5.38	05/01/2006
MSCI World ex USA Small Cap Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-20.59	0.45	5.77
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-21.39	-0.05	6.21
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Dimensional Fund Advisors LP
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Jed S. Fogdall Global Head of Portfolio Management, Senior Portfolio Manager and Vice President Managed fund since 2010	Joel P. Schneider Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President Managed fund since 2022
Arun Keswani, CFA Senior Portfolio Manager and Vice President Managed fund since 2015
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
95	International Small Company Trust

Investment Quality Bond Trust
Investment objective
To provide a high level of current income consistent with the maintenance of principal and liquidity.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.60	0.60	0.60
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.11	0.11	0.11
Total annual fund operating expenses	0.76	0.96	0.71
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.75	0.95	0.70
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	77	97	72
3 years	242	305	226
5 years	421	530	394
10 years	941	1,177	882
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund will tend to focus on corporate bonds and U.S. government bonds with intermediate-to longer-term maturities.
The subadvisor’s investment decisions derive from a three-pronged analysis, including:

■	sector analysis,

■	credit research, and

■	call protection.

Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadvisor, such as call protection (payment guarantees), an issuer’s industry, operating and financial profiles,
Investment Quality Bond Trust	96

business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall fund. Factors considered include:

■	relative valuation of available alternatives,

■	impact on portfolio yield, quality and liquidity, and

■	impact on portfolio maturity and sector weights.

The subadvisor attempts to maintain a high, steady and possibly growing income stream.
At least 80% of the fund’s net assets are invested in bonds and debentures, including:

■
marketable debt securities of U.S. and foreign issuers (payable in U.S. dollars), rated as investment grade by Moody’s or S&P at the time of purchase, including privately placed debt securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities;

■	securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities; and

■	cash and cash equivalent securities which are authorized for purchase by Money Market Trust, a series of the Trust.

The balance (no more than 20%) of the fund’s net assets may be invested in below-investment-grade bonds and other securities including:

■	privately placed debt securities,

■	U.S. and foreign debt securities,

■	preferred stocks,

■	convertible securities (including those issued in the Euromarket),

■	securities carrying warrants to purchase equity securities,

■	foreign exchange contracts for purposes of hedging portfolio exposures to foreign currencies or for purposes of obtaining exposure to foreign currencies,

■	hybrid securities, and

■	below-investment-grade and investment-grade foreign currency denominated fixed-income securities, including up to 5% emerging market fixed-income securities.

In pursuing its investment objective, the fund may invest up to 20% of its net assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as “junk bonds”). These instruments are rated “Ba” or below by Moody’s or “BB” or below by S&P (or, if unrated, are deemed of comparable quality as determined by the subadvisor). No minimum rating standard is required for a purchase of high yield securities by the fund. While the fund may only invest up to 20% of its net assets in securities rated in these rating categories, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the fund to hold more than 20% of its net assets in high yield securities. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.
The fund may invest in derivatives such as interest rate futures and options, interest rate swaps, currency forwards, options on financial indices and credit default swaps to manage duration and yield curve positioning, implement foreign interest rate and currency positions, hedge against risk and/or as a substitute for investing directly in a security.
The fund may make short sales of a security including short sales “against the box.”
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
97	Investment Quality Bond Trust

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, options, and interest-rate swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

TBA mortgage contracts. To-be-announced (TBA) mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance
Investment Quality Bond Trust	98

information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 5.96%
Worst quarter: 2022, Q1, -6.61%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-14.88	-0.06	1.10	06/19/1985
Series II	-15.06	-0.24	0.90	01/28/2002
Series NAV	-14.88	-0.01	1.16	02/28/2005
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Wellington Management Company LLP
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Robert D. Burn, CFA Managing Director and Fixed Income Portfolio Manager Managed fund since 2016	Campe Goodman, CFA Senior Managing Director and Fixed Income Portfolio Manager Managed fund since 2010	Joseph F. Marvan, CFA Senior Managing Director and Fixed Income Portfolio Manager Managed fund since 2010
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask
99	Investment Quality Bond Trust

your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Investment Quality Bond Trust	100

Lifestyle Balanced Portfolio
Investment objective
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.04	0.04	0.04
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.03	0.03	0.03
Acquired fund fees and expenses[1]	0.56	0.56	0.56
Total annual fund operating expenses[2]	0.68	0.88	0.63
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	69	90	64
3 years	218	281	202
5 years	379	488	351
10 years	847	1,084	786
Portfolio turnover
The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal investment strategies
The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.
Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds and in futures contracts on equity or fixed-income markets. These allocations may be changed at any time by the subadvisor.
The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science, and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.
101	Lifestyle Balanced Portfolio

Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, U.S. and foreign government issued, domestic and international securities.
The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The fund may use derivatives for hedging and nonhedging purposes including, without limitation, the following purposes:

■	To establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;

■	To attempt to protect against possible changes in the market value of securities held or to be purchased by the fund or an underlying fund;

■	To manage the effective maturity or duration of the securities of the fund or an underlying fund; and

■	To facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities.

The fund may invest in other types of investments including exchange-traded notes (ETNs) as described under “Other Permitted Investments of the Fund of Funds.”
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
Principal risks of investing in the fund of funds
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results. The fund’s main risks are listed below in alphabetical order, not in order of importance.

The fund of funds is subject to risks. The principal risks of investing in the fund of funds include:
Advance trade estimate risk. The JHVIT Lifestyle Portfolio may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the JHVIT Lifestyle Portfolio’s subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the JHVIT Lifestyle Portfolio’s portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the JHVIT Lifestyle Portfolio’s exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the JHVIT Lifestyle Portfolio will receive inflows that day (the “Trade Date”), the subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the JHVIT Lifestyle Portfolio will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.
If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of JHVIT Lifestyle shares, there can be no assurance that the prices paid by the JHVIT Lifestyle Portfolio will be better than if the JHVIT Lifestyle Portfolio had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the JHVIT Lifestyle Portfolio will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the JHVIT Lifestyle Portfolio are less than estimated, the JHVIT Lifestyle Portfolio could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the JHVIT Lifestyle Portfolio are less than estimated, the JHVIT Lifestyle Portfolio may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the JHVIT Lifestyle Portfolio to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the JHVIT Lifestyle Portfolio’s assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase JHVIT Lifestyle Portfolio expenses and adversely affect the performance of the JHVIT Lifestyle Portfolio.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Lifestyle Balanced Portfolio	102

Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
JHVIT Lifestyle Portfolio asset transfer risk. The Lifestyle Balanced Portfolio (the “JHVIT Lifestyle Portfolio”) is offered in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).
The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the JHVIT Lifestyle Portfolio and the Select Bond Trust through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle Portfolio, the more likely that contract value will be reallocated from the JHVIT Lifestyle Portfolio to the Select Bond Trust when equity markets fall. These asset flows may negatively affect the performance of the JHVIT Lifestyle Portfolio and an underlying fund in which the JHVIT Lifestyle Portfolio invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle Portfolio bears its proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle Portfolio.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets.
Principal risks of investing in the underlying funds
The principal risks of investing in the Underlying Funds include:
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
103	Lifestyle Balanced Portfolio

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Lifestyle Balanced Portfolio	104

Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. Performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
The Combined Index represents 35% of the Russell 3000 Index, 15% of the MSCI EAFE Index, and 50% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series II
Best quarter: 2020, Q2, 12.11%
Worst quarter: 2020, Q1, -10.80%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-15.45	3.26	5.27	11/01/2013
Series II	-15.60	3.05	5.08	04/29/2011
Series NAV	-15.36	3.32	5.32	11/01/2013
Morningstar U.S. Moderate Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	-15.32	4.74	6.91
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-15.11	3.66	5.66
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed fund since 2023	David Kobuszewski, CFA Managing Director, Portfolio Manager and Senior Investment Analyst, Multi-Asset Solutions Team Managed fund since 2023	Robert Sykes, CFA Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team Managed fund since 2018	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
105	Lifestyle Balanced Portfolio

Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Lifestyle Balanced Portfolio	106

Lifestyle Conservative Portfolio
Investment objective
To seek a high level of current income with some consideration given to growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.04	0.04	0.04
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.07	0.07	0.07
Acquired fund fees and expenses[1]	0.57	0.57	0.57
Total annual fund operating expenses[2]	0.73	0.93	0.68
Contractual expense reimbursement[3]	-0.03	-0.03	-0.03
Total annual fund operating expenses after expense reimbursements	0.70	0.90	0.65
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.04% of the average daily net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2024 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	72	92	66
3 years	230	293	215
5 years	403	512	376
10 years	904	1,140	844
Portfolio turnover
The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies
The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets (the “Fixed Income Allocation”). Underlying funds may include exchange-traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.
Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds and in futures contracts on equity or fixed-income markets. These allocations may be changed at any time by the subadvisor.
107	Lifestyle Conservative Portfolio

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science, and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.
Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, U.S. and foreign government issued, domestic and international securities.
The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The fund may use derivatives for hedging and nonhedging purposes including, without limitation, the following purposes:

■	To establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;

■	To attempt to protect against possible changes in the market value of securities held or to be purchased by the fund or an underlying fund;

■	To manage the effective maturity or duration of the securities of the fund or an underlying fund; and

■	To facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities.

The fund may invest in other types of investments including exchange-traded notes (ETNs) as described under “Other Permitted Investments of the Fund of Funds.”
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
Principal risks of investing in the fund of funds
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results. The fund’s main risks are listed below in alphabetical order, not in order of importance.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than JHVIT Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in equity securities, fixed-income security risks are more prevalent in this fund than in other JHVIT Lifestyle Portfolios.

The fund of funds is subject to risks. The principal risks of investing in the fund of funds include:
Advance trade estimate risk. The JHVIT Lifestyle Portfolio may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the JHVIT Lifestyle Portfolio’s subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the JHVIT Lifestyle Portfolio’s portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the JHVIT Lifestyle Portfolio’s exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the JHVIT Lifestyle Portfolio will receive inflows that day (the “Trade Date”), the subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the JHVIT Lifestyle Portfolio will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.
If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of JHVIT Lifestyle shares, there can be no assurance that the prices paid by the JHVIT Lifestyle Portfolio will be better than if the JHVIT Lifestyle Portfolio had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the JHVIT Lifestyle Portfolio will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the JHVIT Lifestyle Portfolio are less than estimated, the JHVIT Lifestyle Portfolio could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the JHVIT Lifestyle Portfolio are less than estimated, the JHVIT Lifestyle Portfolio may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the JHVIT Lifestyle Portfolio to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the JHVIT Lifestyle Portfolio’s assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase JHVIT Lifestyle Portfolio expenses and adversely affect the performance of the JHVIT Lifestyle Portfolio.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
JHVIT Lifestyle Portfolio asset transfer risk. The Lifestyle Conservative Portfolio (the “JHVIT Lifestyle Portfolio”) is offered in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).
The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the JHVIT Lifestyle Portfolio and the Select Bond Trust through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle Portfolio, the more likely that contract value will be reallocated from the JHVIT Lifestyle Portfolio to the Select Bond Trust when equity markets fall. These asset flows may negatively affect the performance of the JHVIT Lifestyle Portfolio and an underlying fund in which the JHVIT Lifestyle Portfolio invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle Portfolio bears its proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle Portfolio.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets.
Principal risks of investing in the underlying funds
The principal risks of investing in the Underlying Funds include:
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Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting
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issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. Performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
The Combined Index represents 14% of the Russell 3000 Index, 6% of the MSCI EAFE Index, and 80% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series II
Best quarter: 2020, Q2, 8.06%
Worst quarter: 2022, Q2, -7.54%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-14.62	1.42	2.80	11/01/2013
Series II	-14.71	1.22	2.61	04/29/2011
Series NAV	-14.52	1.48	2.84	11/01/2013
Morningstar U.S. Conservative Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	-13.02	1.89	3.25
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-13.78	1.55	2.94
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed fund since 2023	David Kobuszewski, CFA Managing Director, Portfolio Manager and Senior Investment Analyst, Multi-Asset Solutions Team Managed fund since 2023	Robert Sykes, CFA Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team Managed fund since 2018	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
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Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
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Lifestyle Growth Portfolio
Investment objective
To seek long-term growth of capital. Current income is also a consideration.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.04	0.04	0.04
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.03	0.03	0.03
Acquired fund fees and expenses[1]	0.55	0.55	0.55
Total annual fund operating expenses[2]	0.67	0.87	0.62
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	68	89	63
3 years	214	278	199
5 years	373	482	346
10 years	835	1,073	774
Portfolio turnover
The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal investment strategies
The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.
Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds and in futures contracts on equity or fixed-income markets. These allocations may be changed at any time by the subadvisor.
The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science, and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.
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Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, U.S. and foreign government issued, domestic and international securities.
The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The fund may use derivatives for hedging and nonhedging purposes including, without limitation, the following purposes:

■	To establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;

■	To attempt to protect against possible changes in the market value of securities held or to be purchased by the fund or an underlying fund;

■	To manage the effective maturity or duration of the securities of the fund or an underlying fund; and

■	To facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities.

The fund may invest in other types of investments including exchange-traded notes (ETNs) as described under “Other Permitted Investments of the Fund of Funds.”
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
Principal risks of investing in the fund of funds
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results. The fund’s main risks are listed below in alphabetical order, not in order of importance.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than JHVIT Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other JHVIT Lifestyle Portfolios.

The fund of funds is subject to risks. The principal risks of investing in the fund of funds include:
Advance trade estimate risk. The JHVIT Lifestyle Portfolio may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the JHVIT Lifestyle Portfolio’s subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the JHVIT Lifestyle Portfolio’s portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the JHVIT Lifestyle Portfolio’s exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the JHVIT Lifestyle Portfolio will receive inflows that day (the “Trade Date”), the subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the JHVIT Lifestyle Portfolio will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.
If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of JHVIT Lifestyle shares, there can be no assurance that the prices paid by the JHVIT Lifestyle Portfolio will be better than if the JHVIT Lifestyle Portfolio had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the JHVIT Lifestyle Portfolio will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the JHVIT Lifestyle Portfolio are less than estimated, the JHVIT Lifestyle Portfolio could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the JHVIT Lifestyle Portfolio are less than estimated, the JHVIT Lifestyle Portfolio may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the JHVIT Lifestyle Portfolio to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the JHVIT Lifestyle Portfolio’s assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase JHVIT Lifestyle Portfolio expenses and adversely affect the performance of the JHVIT Lifestyle Portfolio.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
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Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
JHVIT Lifestyle Portfolio asset transfer risk. The Lifestyle Growth Portfolio (the “JHVIT Lifestyle Portfolio”) is offered in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).
The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the JHVIT Lifestyle Portfolio and the Select Bond Trust through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle Portfolio, the more likely that contract value will be reallocated from the JHVIT Lifestyle Portfolio to the Select Bond Trust when equity markets fall. These asset flows may negatively affect the performance of the JHVIT Lifestyle Portfolio and an underlying fund in which the JHVIT Lifestyle Portfolio invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle Portfolio bears its proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle Portfolio.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets.
Principal risks of investing in the underlying funds
The principal risks of investing in the Underlying Funds include:
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
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Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. Performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
The Combined Index represents 49% of the Russell 3000 Index, 21% of the MSCI EAFE Index and 30% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series II
Best quarter: 2020, Q2, 14.93%
Worst quarter: 2020, Q1, -15.41%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-16.08	4.39	6.89	11/01/2013
Series II	-16.24	4.19	6.69	04/29/2011
Series NAV	-15.99	4.46	6.94	11/01/2013
Morningstar U.S. Moderately Aggressive Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	-16.31	5.54	8.14
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-16.09	4.94	7.41
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed fund since 2023	David Kobuszewski, CFA Managing Director, Portfolio Manager and Senior Investment Analyst, Multi-Asset Solutions Team Managed fund since 2023	Robert Sykes, CFA Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team Managed fund since 2018	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares”
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in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
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Lifestyle Moderate Portfolio
Investment objective
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.04	0.04	0.04
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Acquired fund fees and expenses[1]	0.56	0.56	0.56
Total annual fund operating expenses[2]	0.70	0.90	0.65
Contractual expense reimbursement[3]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.69	0.89	0.64
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.04% of the average daily net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2024 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	70	91	65
3 years	223	286	207
5 years	389	497	361
10 years	870	1,107	809
Portfolio turnover
The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal investment strategies
The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.
Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds and in futures contracts on equity or fixed-income markets. These allocations may be changed at any time by the subadvisor.
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The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science, and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.
Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, U.S. and foreign government issued, domestic and international securities.
The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The fund may use derivatives for hedging and nonhedging purposes including, without limitation, the following purposes:

■	To establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;

■	To attempt to protect against possible changes in the market value of securities held or to be purchased by the fund or an underlying fund;

■	To manage the effective maturity or duration of the securities of the fund or an underlying fund; and

■	To facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities.

The fund may invest in other types of investments including exchange-traded notes (ETNs) as described under “Other Permitted Investments of the Fund of Funds.”
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
Principal risks of investing in the fund of funds
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results. The fund’s main risks are listed below in alphabetical order, not in order of importance.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than JHVIT Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other JHVIT Lifestyle Portfolios.

The fund of funds is subject to risks. The principal risks of investing in the fund of funds include:
Advance trade estimate risk. The JHVIT Lifestyle Portfolio may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the JHVIT Lifestyle Portfolio’s subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the JHVIT Lifestyle Portfolio’s portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the JHVIT Lifestyle Portfolio’s exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the JHVIT Lifestyle Portfolio will receive inflows that day (the “Trade Date”), the subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the JHVIT Lifestyle Portfolio will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.
If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of JHVIT Lifestyle shares, there can be no assurance that the prices paid by the JHVIT Lifestyle Portfolio will be better than if the JHVIT Lifestyle Portfolio had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the JHVIT Lifestyle Portfolio will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the JHVIT Lifestyle Portfolio are less than estimated, the JHVIT Lifestyle Portfolio could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the JHVIT Lifestyle Portfolio are less than estimated, the JHVIT Lifestyle Portfolio may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the JHVIT Lifestyle Portfolio to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the JHVIT Lifestyle Portfolio’s assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase JHVIT Lifestyle Portfolio expenses and adversely affect the performance of the JHVIT Lifestyle Portfolio.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Lifestyle Moderate Portfolio	120

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
JHVIT Lifestyle Portfolio asset transfer risk. The Lifestyle Moderate Portfolio (the “JHVIT Lifestyle Portfolio”) is offered in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).
The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the JHVIT Lifestyle Portfolio and the Select Bond Trust through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle Portfolio, the more likely that contract value will be reallocated from the JHVIT Lifestyle Portfolio to the Select Bond Trust when equity markets fall. These asset flows may negatively affect the performance of the JHVIT Lifestyle Portfolio and an underlying fund in which the JHVIT Lifestyle Portfolio invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle Portfolio bears its proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle Portfolio.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets.
Principal risks of investing in the underlying funds
The principal risks of investing in the Underlying Funds include:
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Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting
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issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. Performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
The Combined Index represents 28% of the Russell 3000 Index, 12% of the MSCI EAFE Index, and 60% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series II
Best quarter: 2020, Q2, 10.81%
Worst quarter: 2022, Q2, -9.58%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-15.19	2.66	4.48	11/01/2013
Series II	-15.34	2.45	4.29	04/29/2011
Series NAV	-15.08	2.71	4.53	11/01/2013
Morningstar U.S. Moderately Conservative Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	-14.06	3.05	4.85
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-14.64	2.98	4.77
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed fund since 2023	David Kobuszewski, CFA Managing Director, Portfolio Manager and Senior Investment Analyst, Multi-Asset Solutions Team Managed fund since 2023	Robert Sykes, CFA Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team Managed fund since 2018	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
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Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
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Managed Volatility Balanced Portfolio
Investment objective
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.18	0.18	0.18
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.02	0.02	0.02
Acquired fund fees and expenses[1]	0.55	0.55	0.55
Total annual fund operating expenses[2]	0.80	1.00	0.75
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	82	102	77
3 years	255	318	240
5 years	444	552	417
10 years	990	1,225	930
Portfolio turnover
The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal investment strategies
The Managed Volatility Balanced Portfolio, except as otherwise described below, normally invests primarily in underlying funds that invest primarily in equity securities (“Equity Funds”) and underlying funds that invest primarily in fixed-income securities (“Fixed-Income Funds”). The fund may also use certain risk management techniques to seek to manage the volatility of returns (i.e. standard deviation) and limit the magnitude of portfolio losses.
As described below, the fund may directly hold derivative instruments and collateral for these derivative instruments. The fund’s economic exposure to equities and fixed-income securities may fluctuate due to its risk management strategy as noted below. The fund may employ a risk management strategy to attempt to manage the volatility of returns and limit the magnitude of portfolio losses. The risk management strategy may cause the fund’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate, and during extreme market volatility, the fund’s economic exposure to either equity or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the fund’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) to no more than 55% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the fund’s investment objective.
The fund seeks long term growth of capital while attempting to manage the volatility of returns and limit the magnitude of portfolio losses. The fund seeks to limit the volatility of returns to a range of 8.25% to 10.25% (as measured by annualized standard deviation of the fund’s returns). However, during periods of prolonged low market volatility the actual volatility experienced by the fund may fall below the range due to maximum limits on equity and fixed-income exposures.
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Volatility is a measure of the magnitude of up and down fluctuations in the fund’s NAV over time as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The more a fund’s returns vary from the fund’s average return, the more volatile the fund and the higher the standard deviation. The purpose of managing the volatility of returns is to attempt to limit exposure to more volatile asset classes, including both equities and fixed-income asset classes, during periods of high volatility and protect the fund from losses during market declines. The fund also seeks to limit the magnitude of portfolio losses in order to limit exposure during market declines. There can be no assurance that the risk management strategy will be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
In seeking to manage the volatility of returns and limit the magnitude of portfolio losses, the fund may employ certain risk management techniques using derivative instruments and may reallocate assets between the underlying Equity and Fixed-Income Funds. These derivatives may be used to increase or decrease the fund’s net equity exposure and will typically consist of stock index futures, but may also include stock index options, options on stock index futures, and stock index swaps. The fund may also employ risk management techniques using derivatives that may increase or decrease the fund’s exposure to certain types of fixed-income securities. These instruments may include government bond futures, swaps, and credit default swaps. For more information about these derivative instruments in which the fund may invest, please see the “Hedging And Other Strategic Transactions” risk section in the Statement of Additional Information. Fund assets employed for its risk management strategy include not only derivative instruments but also fixed-income instruments. Because equity and fixed-income derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the securities directly, the remainder of the assets used for the risk management strategy will be invested in a variety of fixed-income instruments. The fund may be required to hold cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The fund’s risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.
The use of derivatives may be combined with asset allocation techniques. The timing and extent of these techniques will depend on several factors, including market movements. In general, when equity markets are more volatile or are declining, assets may be reallocated to Fixed-Income Funds, cash and/or cash equivalents, and short positions in equity derivative instruments. When equity markets rise, or if volatility is lower, assets may be reallocated to Equity Funds and stock index futures, options, and swaps. Similarly, if fixed-income markets are volatile or are declining, assets may be reallocated to Equity Funds, cash and cash equivalents, and short positions in fixed-income derivative instruments. Even in periods of low volatility, the subadvisor may continue to use risk management techniques to protect against sudden market movements, preserve gains after favorable market conditions, and reduce losses in adverse market conditions. Due to the leverage provided by derivatives, the notional value of the fund’s derivative positions could exceed 100% of the fund’s assets.
In determining when to employ risk management techniques and/or reallocate assets between Equity Funds and Fixed-Income Funds, the subadvisor may use quantitative models that use historical factors such as market movements, and historical changes in the NAV of the fund to make this determination.
The subadvisor selects the percentage level to be maintained in specific underlying Equity Funds and Fixed-Income Funds, and cash and cash equivalents and may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. From time to time, a significant portion of the fund’s underlying fixed income assets may be managed by an affiliated subadvisor. To maintain a target allocation in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from target.
The fund may invest in various Equity Funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities), and sector holdings such as utilities, science, and technology stocks. Each of these Equity Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in Fixed-Income Funds that as a group hold a wide range of fixed-income securities including investment grade and below-investment-grade debt securities with maturities that range from short to longer term. The Fixed-Income Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities. Equity Funds and Fixed-Income Funds may include funds that employ a passive investment style (i.e., index funds and exchange-traded funds (ETFs)) and at times most of the fund’s assets may be invested in index funds.
The fund may also invest in the securities of other investment companies including ETFs and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds, exchange-traded notes, and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling. The fund may engage in active and frequent trading of portfolio securities and other instruments to achieve its primary investment strategies.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
Use of Risk Management and Other Strategic Transactions. In addition to the risk management techniques described above, the fund is authorized to use other investment strategies referred to under “Hedging And Other Strategic Transactions” risk section including, without limitation, investing in foreign currency forward contracts, futures contracts including stock index and foreign currency futures, swaps including interest rate swaps, stock index swaps and credit default swaps and options including stock index options and options on stock index futures, among others.
Principal risks of investing in the fund of funds
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results. The fund’s main risks are listed below in alphabetical order, not in order of importance.

The fund of funds is subject to risks. The principal risks of investing in the fund of funds include:
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Affiliated insurance companies. The Advisor may be influenced by the benefits to its affiliated life insurance companies in managing the fund and overseeing its subadvisors. The John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund have a financial interest in preserving the value of the funds and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the fund). To the extent the fund is successful in managing the volatility of returns and downside risk, the John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock insurance companies may be material. The fund and the fund’s investment advisor have adopted procedures that are intended to address these conflicts and ensure that the fund is managed in accordance with its disclosed investment objectives and strategies.
Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to the others.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Cash collateral risk. Subject to the requirements of Rule 18f-4, to the extent a fund maintains cash collateral required to cover its obligations, such collateral holdings may have the effect of reducing overall portfolio returns. In addition, because such collateral positions cannot be eliminated or reduced unless the corresponding derivative obligation is eliminated or reduced, a large derivative position may materially limit the subadvisor’s flexibility in managing the fund.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, options, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Hedging risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to
127	Managed Volatility Balanced Portfolio

some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures as a result of the risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could cause the fund to underperform funds that do not use a risk management strategy.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Leveraging risk. Certain of the risk management techniques that would be used in the strategy may involve indirect leverage. While these techniques would be intended to reduce downside exposure, in some cases leverage may magnify losses.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative models may not produce the desired results. In determining when to employ risk management techniques and/or reallocate exposure among equity, fixed-income and cash, the subadvisor uses quantitative models that use historical market data. However, future market conditions may not be consistent with historical periods, and the historical data may not, therefore, prove to be an accurate predictor of future volatility or losses. The model also may not measure or analyze such data effectively. Thus, the quantitative model may not produce the desired results and may not accurately forecast either future volatility or future large market declines, and this would affect the ability of a fund to be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
Risk management strategies may not be successful, may limit upside potential or may permit or result in losses. The purposes of the risk management strategies are to attempt to limit the fund’s total risk exposure during periods of high market volatility and reduce the fund’s losses during market declines; however, there is no assurance that these strategies will be successful. These risk management strategies could limit the upside participation of the fund in rising equity markets during periods of high volatility. In instances of equity market declines followed by rising equity markets and significant levels of market volatility, these risk management strategies may detract from fund performance and at times prevent the fund from fully recovering losses by limiting the levels of exposure to equity markets. Due to the use of historical data in the models used in the risk management strategy, there can be delays, especially during volatile markets, in fully implementing the strategy when markets are declining causing the fund to experience greater losses than if the strategy had been fully implemented. There can also be delays, especially during volatile markets, in removing hedges designed to limit losses during declining markets when markets are rising strongly causing the fund to not fully participate in the rising market. The application of risk management techniques can be complex, and misjudgments in implementation may result in under- or over-allocations to equity, fixed-income and/or cash and cash equivalent exposure causing the fund to underperform or experience losses. Also, futures contracts may be subject to exchange-imposed daily price fluctuation limits, and trading may be halted if a contract’s price moves above or below the limit on a given day. As a result, the fund may not be able to promptly liquidate unfavorable futures positions and could be required to hold such positions until the delivery date, regardless of changes in its value.
Since the characteristics of many securities change as markets change or time passes, the success of risk management techniques will be subject to the portfolio managers’ ability to execute the strategy. Moreover, risk management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. Any one or more of these factors may prevent the fund from achieving the intended risk management goals or could cause the fund to underperform or experience losses (some of which may be sudden) or volatility for any particular period.
Short positions risk. In taking a short position, a fund seeks to profit from an anticipated decline in the value of a security or index of securities. If the security or index instead appreciates in value, the fund will incur losses by having to pay to close out its position at a higher price than the price it received to open that position. Unlike losses from declines in long positions in stocks or other securities (which may not exceed the original amount invested), the losses a fund may incur to close out a short position if the underlying security or index increases in value are potentially unlimited.
Swaps risk. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets.
Use of index futures risk. While the use of index futures may involve a small investment of cash, the losses to a fund could exceed the amount invested, and in certain cases even the total value of the fund’s assets, due to the embedded leverage provided by the derivative. Index futures may also result in a loss to the fund if the counterparty to the transaction does not perform.
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Principal risks of investing in the underlying funds
The principal risks of investing in the Underlying Funds include:
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
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Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
On March 3, 2014, the fund changed its investment objective and principal investment strategies. The performance information below for the period prior to this date does not reflect these changes. Under the fund’s prior investment objective and principal investment strategies, the fund normally invested approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns (i.e. standard deviation) and limit the magnitude of portfolio losses.
The Combined Index represents 35% of the Russell 3000 Index, 15% of the MSCI EAFE Index, and 50% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 7.81%
Worst quarter: 2020, Q1, -13.22%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-15.08	1.26	3.88	01/08/1997
Series II	-15.22	1.07	3.68	01/28/2002
Series NAV	-14.98	1.32	3.94	04/29/2005
Morningstar U.S. Moderate Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	-15.32	4.74	6.91
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-15.11	3.66	5.66
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
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Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed fund since 2020	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
Robert Sykes, CFA Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team Managed fund since 2018	Jeffrey Wu Managing Director, Portfolio Manager and Senior Derivatives Analyst of Multi-Asset Solutions Team Managed fund since 2020
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
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Managed Volatility Conservative Portfolio
Investment objective
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.17	0.17	0.17
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.03	0.03	0.03
Acquired fund fees and expenses[1]	0.53	0.53	0.53
Total annual fund operating expenses[2]	0.78	0.98	0.73
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	80	100	75
3 years	249	312	233
5 years	433	542	406
10 years	966	1,201	906
Portfolio turnover
The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal investment strategies
The Managed Volatility Conservative Portfolio, except as otherwise described below, normally invests primarily in underlying funds that invest primarily in equity securities (“Equity Funds”) and underlying funds that invest primarily in fixed-income securities (“Fixed-Income Funds”). The fund may also use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses.
As described below, the fund may directly hold derivative instruments and collateral for these derivative instruments. The fund’s economic exposure to equities and fixed-income securities may fluctuate due to its risk management strategy as noted below. The fund may employ a risk management strategy to attempt to manage the volatility of returns and limit the magnitude of portfolio losses. The risk management strategy may cause the fund’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate, and during extreme market volatility, the fund’s economic exposure to either equity or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the fund’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) to no more than 22% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the fund’s investment objective.
The fund seeks long term growth of capital while attempting to manage the volatility of returns and limit the magnitude of portfolio losses. The fund seeks to limit the volatility of returns to a range of 5.5% to 6.5% (as measured by annualized standard deviation of the fund’s returns). However,
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during periods of prolonged low market volatility the actual volatility experienced by the fund may fall below the range due to maximum limits on equity and fixed-income exposures.
Volatility is a measure of the magnitude of up and down fluctuations in the fund’s NAV over time as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The more a fund’s returns vary from the fund’s average return, the more volatile the fund and the higher the standard deviation. The purpose of managing the volatility of returns is to attempt to limit exposure to more volatile asset classes, including both equities and fixed-income asset classes, during periods of high volatility and protect the fund from losses during market declines. The fund also seeks to limit the magnitude of portfolio losses in order to limit exposure during market declines. There can be no assurance that the risk management strategy will be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
In seeking to manage the volatility of returns and limit the magnitude of portfolio losses, the fund may employ certain risk management techniques using derivative instruments and may reallocate assets between the underlying Equity and Fixed-Income Funds. These derivatives may be used to increase or decrease the fund’s net equity exposure and will typically consist of stock index futures, but may also include stock index options, options on stock index futures, and stock index swaps. The fund may also employ risk management techniques using derivatives that may increase or decrease the fund’s exposure to certain types of fixed-income securities. These instruments may include government bond futures, swaps, and credit default swaps. For more information about these derivative instruments in which the fund may invest, please see the “Hedging And Other Strategic Transactions” risk section in the Statement of Additional Information. Fund assets employed for its risk management strategy include not only derivative instruments but also fixed-income instruments. Because equity and fixed-income derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the securities directly, the remainder of the assets used for the risk management strategy will be invested in a variety of fixed-income instruments. The fund may be required to hold cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The fund’s risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.
The use of derivatives may be combined with asset allocation techniques. The timing and extent of these techniques will depend on several factors, including market movements. In general, when equity markets are more volatile or are declining, assets may be reallocated to Fixed-Income Funds, cash and cash equivalents, and short positions in equity derivative instruments. When equity markets rise, or if volatility is lower, assets may be reallocated to Equity Funds and stock index futures, options, and swaps. Similarly, if fixed-income markets are volatile or are declining, assets may be reallocated to Equity Funds, cash and/or cash equivalents, and short positions in fixed-income derivative instruments. Even in periods of low volatility, the subadvisor may continue to use risk management techniques to protect against sudden market movements, preserve gains after favorable market conditions, and reduce losses in adverse market conditions. Due to the leverage provided by derivatives, the notional value of the fund’s derivative positions could exceed 100% of the fund’s assets.
In determining when to employ risk management techniques and/or reallocate assets between Equity Funds and Fixed-Income Funds, the subadvisor may use quantitative models that use historical factors such as market movements, and historical changes in the NAV of the fund to make this determination.
The subadvisor selects the percentage level to be maintained in specific underlying Equity Funds and Fixed-Income Funds, and cash and cash equivalents and may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. From time to time, a significant portion of the fund’s underlying fixed income assets may be managed by an affiliated subadvisor. To maintain a target allocation in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from target.
The fund may invest in various Equity Funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities), and sector holdings such as utilities, science, and technology stocks. Each of these Equity Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in Fixed-Income Funds that as a group hold a wide range of fixed-income securities including investment grade and below-investment-grade debt securities with maturities that range from short to longer term. The Fixed-Income Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities. Equity Funds and Fixed-Income Funds may include funds that employ a passive investment style (i.e., index funds and exchange-traded funds (ETFs)) and at times most of the fund’s assets may be invested in index funds.
The fund may also invest in the securities of other investment companies including ETFs and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds, exchange-traded notes, and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling. The fund may engage in active and frequent trading of portfolio securities and other instruments to achieve its primary investment strategies.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
Use of Risk Management and Other Strategic Transactions. In addition to the risk management techniques described above, the fund is authorized to use other investment strategies referred to under “Hedging And Other Strategic Transactions” risk section including, without limitation, investing in foreign currency forward contracts, futures contracts including stock index and foreign currency futures, swaps including interest rate swaps, stock index swaps and credit default swaps and options including stock index options and options on stock index futures, among others.
Principal risks of investing in the fund of funds
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results. The fund’s main risks are listed below in alphabetical order, not in order of importance.
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Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than JHVIT Managed Volatility Portfolios with greater target allocations to underlying funds that invest primarily in equity securities, fixed-income security risks are more prevalent in this fund than in other JHVIT Managed Volatility Portfolios.

The fund of funds is subject to risks. The principal risks of investing in the fund of funds include:
Affiliated insurance companies. The Advisor may be influenced by the benefits to its affiliated life insurance companies in managing the fund and overseeing its subadvisors. The John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund have a financial interest in preserving the value of the funds and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the fund). To the extent the fund is successful in managing the volatility of returns and downside risk, the John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock insurance companies may be material. The fund and the fund’s investment advisor have adopted procedures that are intended to address these conflicts and ensure that the fund is managed in accordance with its disclosed investment objectives and strategies.
Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to the others.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Cash collateral risk. Subject to the requirements of Rule 18f-4, to the extent a fund maintains cash collateral required to cover its obligations, such collateral holdings may have the effect of reducing overall portfolio returns. In addition, because such collateral positions cannot be eliminated or reduced unless the corresponding derivative obligation is eliminated or reduced, a large derivative position may materially limit the subadvisor’s flexibility in managing the fund.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, options, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Hedging risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the
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underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures as a result of the risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could cause the fund to underperform funds that do not use a risk management strategy.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Leveraging risk. Certain of the risk management techniques that would be used in the strategy may involve indirect leverage. While these techniques would be intended to reduce downside exposure, in some cases leverage may magnify losses.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative models may not produce the desired results. In determining when to employ risk management techniques and/or reallocate exposure among equity, fixed-income and cash, the subadvisor uses quantitative models that use historical market data. However, future market conditions may not be consistent with historical periods, and the historical data may not, therefore, prove to be an accurate predictor of future volatility or losses. The model also may not measure or analyze such data effectively. Thus, the quantitative model may not produce the desired results and may not accurately forecast either future volatility or future large market declines, and this would affect the ability of a fund to be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
Risk management strategies may not be successful, may limit upside potential or may permit or result in losses. The purposes of the risk management strategies are to attempt to limit the fund’s total risk exposure during periods of high market volatility and reduce the fund’s losses during market declines; however, there is no assurance that these strategies will be successful. These risk management strategies could limit the upside participation of the fund in rising equity markets during periods of high volatility. In instances of equity market declines followed by rising equity markets and significant levels of market volatility, these risk management strategies may detract from fund performance and at times prevent the fund from fully recovering losses by limiting the levels of exposure to equity markets. Due to the use of historical data in the models used in the risk management strategy, there can be delays, especially during volatile markets, in fully implementing the strategy when markets are declining causing the fund to experience greater losses than if the strategy had been fully implemented. There can also be delays, especially during volatile markets, in removing hedges designed to limit losses during declining markets when markets are rising strongly causing the fund to not fully participate in the rising market. The application of risk management techniques can be complex, and misjudgments in implementation may result in under- or over-allocations to equity, fixed-income and/or cash and cash equivalent exposure causing the fund to underperform or experience losses. Also, futures contracts may be subject to exchange-imposed daily price fluctuation limits, and trading may be halted if a contract’s price moves above or below the limit on a given day. As a result, the fund may not be able to promptly liquidate unfavorable futures positions and could be required to hold such positions until the delivery date, regardless of changes in its value.
Since the characteristics of many securities change as markets change or time passes, the success of risk management techniques will be subject to the portfolio managers’ ability to execute the strategy. Moreover, risk management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. Any one or more of these factors may prevent the fund from achieving the intended risk management goals or could cause the fund to underperform or experience losses (some of which may be sudden) or volatility for any particular period.
Short positions risk. In taking a short position, a fund seeks to profit from an anticipated decline in the value of a security or index of securities. If the security or index instead appreciates in value, the fund will incur losses by having to pay to close out its position at a higher price than the price it received to open that position. Unlike losses from declines in long positions in stocks or other securities (which may not exceed the original amount invested), the losses a fund may incur to close out a short position if the underlying security or index increases in value are potentially unlimited.
Swaps risk. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets.
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Use of index futures risk. While the use of index futures may involve a small investment of cash, the losses to a fund could exceed the amount invested, and in certain cases even the total value of the fund’s assets, due to the embedded leverage provided by the derivative. Index futures may also result in a loss to the fund if the counterparty to the transaction does not perform.
Principal risks of investing in the underlying funds
The principal risks of investing in the Underlying Funds include:
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
On March 3, 2014, the fund changed its investment objective and principal investment strategies. The performance information below for the period prior to this date does not reflect these changes. Under the fund’s prior investment objective and principal investment strategies, the fund normally invested approximately 20% of its assets in underlying funds that invest primarily in equity securities and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses.
The Combined Index represents 14% of the Russell 3000 Index, 6% of the MSCI EAFE Index, and 80% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series I
Best quarter: 2019, Q1, 5.56%
Worst quarter: 2022, Q2, -7.12%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-14.80	0.22	2.21	01/08/1997
Series II	-14.93	0.02	2.01	01/28/2002
Series NAV	-14.72	0.27	2.26	04/29/2005
Morningstar U.S. Conservative Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	-13.02	1.89	3.25
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-13.78	1.55	2.94
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
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Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed fund since 2020	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
Robert Sykes, CFA Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team Managed fund since 2018	Jeffrey Wu Managing Director, Portfolio Manager and Senior Derivatives Analyst of Multi-Asset Solutions Team Managed fund since 2020
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
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Managed Volatility Growth Portfolio
Investment objective
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.19	0.19	0.19
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.03	0.03	0.03
Acquired fund fees and expenses[1]	0.56	0.56	0.56
Total annual fund operating expenses[2]	0.83	1.03	0.78
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	85	105	80
3 years	265	328	249
5 years	460	569	433
10 years	1,025	1,259	966
Portfolio turnover
The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal investment strategies
The Managed Volatility Growth Portfolio, except as otherwise described below, normally invests primarily in underlying funds that invest primarily in equity securities (“Equity Funds”) and underlying funds that invest primarily in fixed-income securities (“Fixed-Income Funds”). The fund may also use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses.
As described below, the fund may directly hold derivative instruments and collateral for these derivative instruments. The fund’s economic exposure to equities and fixed-income securities may fluctuate due to its risk management strategy as noted below. The fund may employ a risk management strategy to attempt to manage the volatility of returns and limit the magnitude of portfolio losses. The risk management strategy may cause the fund’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate, and during extreme market volatility, the fund’s economic exposure to either equity or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the fund’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) to no more than 77% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the fund’s investment objective.
The fund seeks long term growth of capital while attempting to manage the volatility of returns and limit the magnitude of portfolio losses. The fund seeks to limit the volatility of returns to a range of 11% to 13% (as measured by annualized standard deviation of the fund’s returns). However, during periods of prolonged low market volatility the actual volatility experienced by the fund may fall below the range due to maximum limits on equity and fixed-income exposures.
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Volatility is a measure of the magnitude of up and down fluctuations in the fund’s NAV over time as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The more a fund’s returns vary from the fund’s average return, the more volatile the fund and the higher the standard deviation. The purpose of managing the volatility of returns is to attempt to limit exposure to more volatile asset classes, including both equities and fixed-income asset classes, during periods of high volatility and protect the fund from losses during market declines. The fund also seeks to limit the magnitude of portfolio losses in order to limit exposure during market declines. There can be no assurance that the risk management strategy will be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
In seeking to manage the volatility of returns and limit the magnitude of portfolio losses, the fund may employ certain risk management techniques using derivative instruments and may reallocate assets between the underlying Equity and Fixed-Income Funds. These derivatives may be used to increase or decrease the fund’s net equity exposure and will typically consist of stock index futures, but may also include stock index options, options on stock index futures, and stock index swaps. The fund may also employ risk management techniques using derivatives that may increase or decrease the fund’s exposure to certain types of fixed-income securities. These instruments may include government bond futures, swaps, and credit default swaps. For more information about these derivative instruments in which the fund may invest, please see the “Hedging And Other Strategic Transactions” risk section in the Statement of Additional Information. Fund assets employed for its risk management strategy include not only derivative instruments but also fixed-income instruments. Because equity and fixed-income derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the securities directly, the remainder of the assets used for the risk management strategy will be invested in a variety of fixed-income instruments. The fund may be required to hold cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The fund’s risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.
The use of derivatives may be combined with asset allocation techniques. The timing and extent of these techniques will depend on several factors, including market movements. In general, when equity markets are more volatile or are declining, assets may be reallocated to Fixed-Income Funds, cash and/or cash equivalents, and short positions in equity derivative instruments. When equity markets rise, or if volatility is lower, assets may be reallocated to Equity Funds and stock index futures, options, and swaps. Similarly, if fixed-income markets are volatile or are declining, assets may be reallocated to Equity Funds, cash and cash equivalents, and short positions in fixed-income derivative instruments. Even in periods of low volatility, the subadvisor may continue to use risk management techniques to protect against sudden market movements, preserve gains after favorable market conditions, and reduce losses in adverse market conditions. Due to the leverage provided by derivatives, the notional value of the fund’s derivative positions could exceed 100% of the fund’s assets.
In determining when to employ risk management techniques and/or reallocate assets between Equity Funds and Fixed-Income Funds, the subadvisor may use quantitative models that use historical factors such as market movements, and historical changes in the NAV of the fund to make this determination.
The subadvisor selects the percentage level to be maintained in specific underlying Equity Funds and Fixed-Income Funds, and cash and cash equivalents and may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. From time to time, a significant portion of the fund’s underlying fixed income assets may be managed by an affiliated subadvisor. To maintain a target allocation in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from target.
The fund may invest in various Equity Funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities), and sector holdings such as utilities, science, and technology stocks. Each of these Equity Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in Fixed-Income Funds that as a group hold a wide range of fixed-income securities including investment grade and below-investment-grade debt securities with maturities that range from short to longer term. The Fixed-Income Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities. Equity Funds and Fixed-Income Funds may include funds that employ a passive investment style (i.e., index funds and exchange-traded funds (ETFs)) and at times most of the fund’s assets may be invested in index funds.
The fund may also invest in the securities of other investment companies including ETFs and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds, exchange-traded notes, and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling. The fund may engage in active and frequent trading of portfolio securities and other instruments to achieve its primary investment strategies.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
Use of Risk Management and Other Strategic Transactions. In addition to the risk management techniques described above, the fund is authorized to use other investment strategies referred to under “Hedging And Other Strategic Transactions” risk section including, without limitation, investing in foreign currency forward contracts, futures contracts including stock index and foreign currency futures, swaps including interest rate swaps, stock index swaps and credit default swaps and options including stock index options and options on stock index futures, among others.
Principal risks of investing in the fund of funds
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results. The fund’s main risks are listed below in alphabetical order, not in order of importance.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than JHVIT Managed Volatility Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in
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other JHVIT Managed Volatility Portfolios.

The fund of funds is subject to risks. The principal risks of investing in the fund of funds include:
Affiliated insurance companies. The Advisor may be influenced by the benefits to its affiliated life insurance companies in managing the fund and overseeing its subadvisors. The John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund have a financial interest in preserving the value of the funds and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the fund). To the extent the fund is successful in managing the volatility of returns and downside risk, the John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock insurance companies may be material. The fund and the fund’s investment advisor have adopted procedures that are intended to address these conflicts and ensure that the fund is managed in accordance with its disclosed investment objectives and strategies.
Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to the others.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Cash collateral risk. Subject to the requirements of Rule 18f-4, to the extent a fund maintains cash collateral required to cover its obligations, such collateral holdings may have the effect of reducing overall portfolio returns. In addition, because such collateral positions cannot be eliminated or reduced unless the corresponding derivative obligation is eliminated or reduced, a large derivative position may materially limit the subadvisor’s flexibility in managing the fund.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, options, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Hedging risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of
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correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures as a result of the risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could cause the fund to underperform funds that do not use a risk management strategy.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Leveraging risk. Certain of the risk management techniques that would be used in the strategy may involve indirect leverage. While these techniques would be intended to reduce downside exposure, in some cases leverage may magnify losses.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative models may not produce the desired results. In determining when to employ risk management techniques and/or reallocate exposure among equity, fixed-income and cash, the subadvisor uses quantitative models that use historical market data. However, future market conditions may not be consistent with historical periods, and the historical data may not, therefore, prove to be an accurate predictor of future volatility or losses. The model also may not measure or analyze such data effectively. Thus, the quantitative model may not produce the desired results and may not accurately forecast either future volatility or future large market declines, and this would affect the ability of a fund to be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
Risk management strategies may not be successful, may limit upside potential or may permit or result in losses. The purposes of the risk management strategies are to attempt to limit the fund’s total risk exposure during periods of high market volatility and reduce the fund’s losses during market declines; however, there is no assurance that these strategies will be successful. These risk management strategies could limit the upside participation of the fund in rising equity markets during periods of high volatility. In instances of equity market declines followed by rising equity markets and significant levels of market volatility, these risk management strategies may detract from fund performance and at times prevent the fund from fully recovering losses by limiting the levels of exposure to equity markets. Due to the use of historical data in the models used in the risk management strategy, there can be delays, especially during volatile markets, in fully implementing the strategy when markets are declining causing the fund to experience greater losses than if the strategy had been fully implemented. There can also be delays, especially during volatile markets, in removing hedges designed to limit losses during declining markets when markets are rising strongly causing the fund to not fully participate in the rising market. The application of risk management techniques can be complex, and misjudgments in implementation may result in under- or over-allocations to equity, fixed-income and/or cash and cash equivalent exposure causing the fund to underperform or experience losses. Also, futures contracts may be subject to exchange-imposed daily price fluctuation limits, and trading may be halted if a contract’s price moves above or below the limit on a given day. As a result, the fund may not be able to promptly liquidate unfavorable futures positions and could be required to hold such positions until the delivery date, regardless of changes in its value.
Since the characteristics of many securities change as markets change or time passes, the success of risk management techniques will be subject to the portfolio managers’ ability to execute the strategy. Moreover, risk management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. Any one or more of these factors may prevent the fund from achieving the intended risk management goals or could cause the fund to underperform or experience losses (some of which may be sudden) or volatility for any particular period.
Short positions risk. In taking a short position, a fund seeks to profit from an anticipated decline in the value of a security or index of securities. If the security or index instead appreciates in value, the fund will incur losses by having to pay to close out its position at a higher price than the price it received to open that position. Unlike losses from declines in long positions in stocks or other securities (which may not exceed the original amount invested), the losses a fund may incur to close out a short position if the underlying security or index increases in value are potentially unlimited.
Swaps risk. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets.
Use of index futures risk. While the use of index futures may involve a small investment of cash, the losses to a fund could exceed the amount invested, and in certain cases even the total value of the fund’s assets, due to the embedded leverage provided by the derivative. Index futures may also result in a loss to the fund if the counterparty to the transaction does not perform.
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Principal risks of investing in the underlying funds
The principal risks of investing in the Underlying Funds include:
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
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Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
On March 3, 2014, the fund changed its investment objective and principal investment strategies. The performance information below for the period prior to this date does not reflect these changes. Under the fund’s prior investment objective and principal investment strategies, the fund normally invested approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns (i.e. standard deviation) and limit the magnitude of portfolio losses.
The Combined Index represents 49% of the Russell 3000 Index, 21% of the MSCI EAFE Index and 30% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 9.10%
Worst quarter: 2020, Q1, -16.79%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-14.86	1.14	4.20	01/08/1997
Series II	-15.03	0.94	3.99	01/28/2002
Series NAV	-14.79	1.19	4.26	04/29/2005
Morningstar U.S. Moderately Aggressive Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	-16.31	5.54	8.14
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-16.09	4.94	7.41
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
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Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed fund since 2020	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
Robert Sykes, CFA Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team Managed fund since 2018	Jeffrey Wu Managing Director, Portfolio Manager and Senior Derivatives Analyst of Multi-Asset Solutions Team Managed fund since 2020
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
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Managed Volatility Moderate Portfolio
Investment objective
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.17	0.17	0.17
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.03	0.03	0.03
Acquired fund fees and expenses[1]	0.55	0.55	0.55
Total annual fund operating expenses[2]	0.80	1.00	0.75
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	82	102	77
3 years	255	318	240
5 years	444	552	417
10 years	990	1,225	930
Portfolio turnover
The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal investment strategies
The Managed Volatility Moderate Portfolio, except as otherwise described below, normally invests primarily in underlying funds that invest primarily in equity securities (“Equity Funds”) and underlying funds that invest primarily in fixed-income securities (“Fixed-Income Funds”). The fund may also use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses.
As described below, the fund may directly hold derivative instruments and collateral for these derivative instruments. The fund’s economic exposure to equities and fixed-income securities may fluctuate due to its risk management strategy as noted below. The fund may employ a risk management strategy to attempt to manage the volatility of returns and limit the magnitude of portfolio losses. The risk management strategy may cause the fund’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate, and during extreme market volatility, the fund’s economic exposure to either equity or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the fund’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) to no more than 44% and normally will seek to reduce any equity exposure in excess of this amount as soon as practicable. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the fund’s investment objective.
The fund seeks long term growth of capital while attempting to manage the volatility of returns and limit the magnitude of portfolio losses. The fund seeks to limit the volatility of returns to a range of 7% to 9% (as measured by annualized standard deviation of the fund’s returns). However, during periods of prolonged low market volatility the actual volatility experienced by the fund may fall below the range due to maximum limits on equity and fixed-income exposures.
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Volatility is a measure of the magnitude of up and down fluctuations in the fund’s NAV over time as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The more a fund’s returns vary from the fund’s average return, the more volatile the fund and the higher the standard deviation. The purpose of managing the volatility of returns is to attempt to limit exposure to more volatile asset classes, including both equities and fixed-income asset classes, during periods of high volatility and protect the fund from losses during market declines. The fund also seeks to limit the magnitude of portfolio losses in order to limit exposure during market declines. There can be no assurance that the risk management strategy will be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
In seeking to manage the volatility of returns and limit the magnitude of portfolio losses, the fund may employ certain risk management techniques using derivative instruments and may reallocate assets between the underlying Equity and Fixed-Income Funds. These derivatives may be used to increase or decrease the fund’s net equity exposure and will typically consist of stock index futures, but may also include stock index options, options on stock index futures, and stock index swaps. The fund may also employ risk management techniques using derivatives that may increase or decrease the fund’s exposure to certain types of fixed-income securities. These instruments may include government bond futures, swaps, and credit default swaps. For more information about these derivative instruments in which the fund may invest, please see the “Hedging And Other Strategic Transactions” risk section in the Statement of Additional Information. Fund assets employed for its risk management strategy include not only derivative instruments but also fixed-income instruments. Because equity and fixed-income derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the securities directly, the remainder of the assets used for the risk management strategy will be invested in a variety of fixed-income instruments. The fund may be required to hold cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The fund’s risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.
The use of derivatives may be combined with asset allocation techniques. The timing and extent of these techniques will depend on several factors, including market movements. In general, when equity markets are more volatile or are declining, assets may be reallocated to Fixed-Income Funds, cash and/or cash equivalents, and short positions in equity derivative instruments. When equity markets rise, or if volatility is lower, assets may be reallocated to Equity Funds and stock index futures, options, and swaps. Similarly, if fixed-income markets are volatile or are declining, assets may be reallocated to Equity Funds, cash and cash equivalents, and short positions in fixed-income derivative instruments. Even in periods of low volatility, the subadvisor may continue to use risk management techniques to protect against sudden market movements, preserve gains after favorable market conditions, and reduce losses in adverse market conditions. Due to the leverage provided by derivatives, the notional value of the fund’s derivative positions could exceed 100% of the fund’s assets.
In determining when to employ risk management techniques and/or reallocate assets between Equity Funds and Fixed-Income Funds, the subadvisor may use quantitative models that use historical factors such as market movements, and historical changes in the NAV of the fund to make this determination.
The subadvisor selects the percentage level to be maintained in specific underlying Equity Funds and Fixed-Income Funds, and cash and cash equivalents and may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. From time to time, a significant portion of the fund’s underlying fixed income assets may be managed by an affiliated subadvisor. To maintain a target allocation in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from target.
The fund may invest in various Equity Funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities), and sector holdings such as utilities, science, and technology stocks. Each of these Equity Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in Fixed-Income Funds that as a group hold a wide range of fixed-income securities including investment grade and below-investment-grade debt securities with maturities that range from short to longer term. The Fixed-Income Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities. Equity Funds and Fixed-Income Funds may include funds that employ a passive investment style (i.e., index funds and exchange-traded funds (ETFs)) and at times most of the fund’s assets may be invested in index funds.
The fund may also invest in the securities of other investment companies including ETFs and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds, exchange-traded notes, and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling. The fund may engage in active and frequent trading of portfolio securities and other instruments to achieve its primary investment strategies.
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
Use of Risk Management and Other Strategic Transactions. In addition to the risk management techniques described above, the fund is authorized to use other investment strategies referred to under “Hedging And Other Strategic Transactions” risk section including, without limitation, investing in foreign currency forward contracts, futures contracts including stock index and foreign currency futures, swaps including interest rate swaps, stock index swaps and credit default swaps and options including stock index options and options on stock index futures, among others.
Principal risks of investing in the fund of funds
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results. The fund’s main risks are listed below in alphabetical order, not in order of importance.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than JHVIT Managed Volatility Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in
147	Managed Volatility Moderate Portfolio

other JHVIT Managed Volatility Portfolios.

The fund of funds is subject to risks. The principal risks of investing in the fund of funds include:
Affiliated insurance companies. The Advisor may be influenced by the benefits to its affiliated life insurance companies in managing the fund and overseeing its subadvisors. The John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund have a financial interest in preserving the value of the funds and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the fund). To the extent the fund is successful in managing the volatility of returns and downside risk, the John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock insurance companies may be material. The fund and the fund’s investment advisor have adopted procedures that are intended to address these conflicts and ensure that the fund is managed in accordance with its disclosed investment objectives and strategies.
Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to the others.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Cash collateral risk. Subject to the requirements of Rule 18f-4, to the extent a fund maintains cash collateral required to cover its obligations, such collateral holdings may have the effect of reducing overall portfolio returns. In addition, because such collateral positions cannot be eliminated or reduced unless the corresponding derivative obligation is eliminated or reduced, a large derivative position may materially limit the subadvisor’s flexibility in managing the fund.
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, options, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Hedging risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of
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correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures as a result of the risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could cause the fund to underperform funds that do not use a risk management strategy.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Leveraging risk. Certain of the risk management techniques that would be used in the strategy may involve indirect leverage. While these techniques would be intended to reduce downside exposure, in some cases leverage may magnify losses.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative models may not produce the desired results. In determining when to employ risk management techniques and/or reallocate exposure among equity, fixed-income and cash, the subadvisor uses quantitative models that use historical market data. However, future market conditions may not be consistent with historical periods, and the historical data may not, therefore, prove to be an accurate predictor of future volatility or losses. The model also may not measure or analyze such data effectively. Thus, the quantitative model may not produce the desired results and may not accurately forecast either future volatility or future large market declines, and this would affect the ability of a fund to be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
Risk management strategies may not be successful, may limit upside potential or may permit or result in losses. The purposes of the risk management strategies are to attempt to limit the fund’s total risk exposure during periods of high market volatility and reduce the fund’s losses during market declines; however, there is no assurance that these strategies will be successful. These risk management strategies could limit the upside participation of the fund in rising equity markets during periods of high volatility. In instances of equity market declines followed by rising equity markets and significant levels of market volatility, these risk management strategies may detract from fund performance and at times prevent the fund from fully recovering losses by limiting the levels of exposure to equity markets. Due to the use of historical data in the models used in the risk management strategy, there can be delays, especially during volatile markets, in fully implementing the strategy when markets are declining causing the fund to experience greater losses than if the strategy had been fully implemented. There can also be delays, especially during volatile markets, in removing hedges designed to limit losses during declining markets when markets are rising strongly causing the fund to not fully participate in the rising market. The application of risk management techniques can be complex, and misjudgments in implementation may result in under- or over-allocations to equity, fixed-income and/or cash and cash equivalent exposure causing the fund to underperform or experience losses. Also, futures contracts may be subject to exchange-imposed daily price fluctuation limits, and trading may be halted if a contract’s price moves above or below the limit on a given day. As a result, the fund may not be able to promptly liquidate unfavorable futures positions and could be required to hold such positions until the delivery date, regardless of changes in its value.
Since the characteristics of many securities change as markets change or time passes, the success of risk management techniques will be subject to the portfolio managers’ ability to execute the strategy. Moreover, risk management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. Any one or more of these factors may prevent the fund from achieving the intended risk management goals or could cause the fund to underperform or experience losses (some of which may be sudden) or volatility for any particular period.
Short positions risk. In taking a short position, a fund seeks to profit from an anticipated decline in the value of a security or index of securities. If the security or index instead appreciates in value, the fund will incur losses by having to pay to close out its position at a higher price than the price it received to open that position. Unlike losses from declines in long positions in stocks or other securities (which may not exceed the original amount invested), the losses a fund may incur to close out a short position if the underlying security or index increases in value are potentially unlimited.
Swaps risk. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.
Target allocation risk. The fund’s risk profile will change due to reallocation or rebalancing of portfolio assets.
Use of index futures risk. While the use of index futures may involve a small investment of cash, the losses to a fund could exceed the amount invested, and in certain cases even the total value of the fund’s assets, due to the embedded leverage provided by the derivative. Index futures may also result in a loss to the fund if the counterparty to the transaction does not perform.
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Principal risks of investing in the underlying funds
The principal risks of investing in the Underlying Funds include:
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Managed Volatility Moderate Portfolio	150

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
On March 3, 2014, the fund changed its investment objective and principal investment strategies. The performance information below for the period prior to this date does not reflect these changes. Under the fund’s prior investment objective and principal investment strategies, the fund normally invested approximately 40% of its assets in underlying funds that invest primarily in equity securities and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns (i.e. standard deviation) and limit the magnitude of portfolio losses.
The Combined Index represents 28% of the Russell 3000 Index, 12% of the MSCI EAFE Index, and 60% of the Bloomberg U.S. Aggregate Bond Index.
Calendar year total returns (%)—Series I
Best quarter: 2019, Q1, 7.10%
Worst quarter: 2020, Q1, -10.97%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-14.87	1.24	3.68	01/08/1997
Series II	-15.10	1.03	3.47	01/28/2002
Series NAV	-14.89	1.28	3.73	04/29/2005
Morningstar U.S. Moderately Conservative Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	-14.06	3.05	4.85
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-14.64	2.98	4.77
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
151	Managed Volatility Moderate Portfolio

Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Geoffrey Kelley, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team Managed fund since 2020	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
Robert Sykes, CFA Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team Managed fund since 2018	Jeffrey Wu Managing Director, Portfolio Manager and Senior Derivatives Analyst of Multi-Asset Solutions Team Managed fund since 2020
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Managed Volatility Moderate Portfolio	152

Mid Cap Growth Trust
Investment objective
To seek long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.83	0.83	0.83
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Acquired fund fees and expenses[1]	0.01	0.01	0.01
Total annual fund operating expenses[2]	0.94	1.14	0.89
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	96	116	91
3 years	300	362	284
5 years	520	628	493
10 years	1,155	1,386	1,096
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 97% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) For the fund, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index ($496 million to $55 billion as of February 28, 2023) or the S&P Midcap 400 Index ($1.5 billion to $17 billion as of February 28, 2023).
The subadvisor’s investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the subadvisor looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., strong management teams), and attractive relative value within the context of a security’s primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to
153	Mid Cap Growth Trust

risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Consumer discretionary sector risk. The consumer discretionary sector may be affected by fluctuations in supply and demand, and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Privately held and newly public companies risk. Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Mid Cap Growth Trust	154

Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 42.22%
Worst quarter: 2022, Q2, -29.21%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-34.64	8.19	11.30	05/03/1999
Series II	-34.77	7.97	11.07	01/28/2002
Series NAV	-34.61	8.24	11.35	02/28/2005
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	-26.72	7.64	11.41
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Wellington Management Company LLP
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Mario E. Abularach, CFA Senior Managing Director and Equity Research Analyst Managed fund since 2006	Stephen Mortimer Senior Managing Director and Equity Portfolio Manager Managed fund since 2010
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
155	Mid Cap Growth Trust

Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Mid Cap Growth Trust	156

Mid Cap Index Trust
Investment objective
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.47	0.47	0.47
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.56	0.76	0.51
Contractual expense reimbursement[1]	-0.11	-0.11	-0.11
Total annual fund operating expenses after expense reimbursements	0.45	0.65	0.40
1	The advisor contractually agrees to reduce its management fee by an annual rate of 0.10% of the fund’s average daily net assets. This agreement expires on April 30, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	46	66	41
3 years	168	232	152
5 years	302	412	274
10 years	691	932	630
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the S&P Midcap 400 Index; and (b) securities (which may or may not be included in the S&P Midcap 400 Index) that the subadvisor believes as a group will behave in a manner similar to the index. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) As of February 28, 2023, the market capitalizations of companies included in the S&P Midcap 400 Index ranged from $1.5 billion to $17 billion.
An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund seeks to track the performance of the S&P Midcap 400 Index by: (a) holding all, or a representative sample, of the securities that comprise that index; and/or (b) by holding securities
157	Mid Cap Index Trust

(which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.
The fund may invest in index futures for the purposes of replicating an index and depositary receipts.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and depositary receipts. Futures contracts generally are subject to counterparty risk.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Mid Cap Index Trust	158

Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 24.19%
Worst quarter: 2020, Q1, -29.73%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-13.43	6.24	10.31	05/02/2000
Series II	-13.59	6.04	10.09	01/28/2002
Series NAV	-13.39	6.30	10.37	04/29/2005
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	-13.06	6.71	10.78
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (North America) Limited
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Ashikhusein Shahpurwala, CFA Managing Director and Senior Portfolio Manager Managed fund since 2013	Boncana Maiga, CFA, CIM Managing Director and Portfolio Manager Managed fund since 2021
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
159	Mid Cap Index Trust

Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Mid Cap Index Trust	160

Mid Value Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.88	0.88	0.88
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Acquired fund fees and expenses[1]	0.02	0.02	0.02
Total annual fund operating expenses[2]	1.00	1.20	0.95
Contractual expense reimbursement[3]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.99	1.19	0.94
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	101	121	96
3 years	317	380	302
5 years	551	659	525
10 years	1,224	1,454	1,165
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the Russell Midcap Value Index ($496 million to $51 billion as of February 28, 2023). The fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
The subadvisor employs a value approach in selecting investments. The subadvisor’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadvisor generally looks for companies with one or more of the following characteristics:

■	Low stock prices relative to net assets, earnings, cash flow, sales, book value, or private market value;

■	Demonstrated or potentially attractive operating margins, profits and/or cash flow;

161	Mid Value Trust

■	Sound balance sheets;

■	Stock ownership by management/employees; or

■	Experienced and capable management.

The fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell Midcap Value Index. The market capitalization of companies held by the fund and included in the index changes over time. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.
The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.
In pursuing the fund’s investment objective, the subadvisor has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that the subadvisor believes will provide an opportunity for substantial appreciation. These situations might arise when the subadvisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation or a favorable competitive development.
The fund may invest in IPOs. While most assets will be invested in U.S. common stocks, the fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain exchange-traded funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities). For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.
The fund holds a certain portion of its assets in money market reserves, which can consist of shares of certain internal T. Rowe Price money market funds as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative that can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates.
Except when engaged in temporary defensive investing, the fund normally has less than 10% of its assets in cash and cash equivalents. The fund may focus its investments in a particular sector or sectors of the economy.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other
Mid Value Trust	162

strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q2, 22.19%
Worst quarter: 2020, Q1, -28.72%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-4.31	6.80	10.42	04/29/2005
Series II	-4.52	6.58	10.20	04/29/2005
Series NAV	-4.30	6.85	10.47	05/01/1998
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	-12.03	5.72	10.11
163	Mid Value Trust

Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

Vincent DeAugustino, CFA Vice President Managed fund since 2022
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Mid Value Trust	164

Money Market Trust
Investment objective
To obtain maximum current income consistent with preservation of principal and liquidity.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.35	0.35	0.35
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.44	0.64	0.39
Contractual expense reimbursement[1]	-0.11	-0.11	-0.11
Total annual fund operating expenses after expense reimbursements	0.33	0.53	0.28
1	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.28% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2024, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	34	54	29
3 years	130	194	114
5 years	235	346	208
10 years	544	788	482
Principal investment strategies
The fund operates as a “government money market fund” in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and is managed in the following manner:

■
under normal market conditions, the fund invests at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities or cash;

° U.S. government securities include both securities issued or guaranteed by the U.S. Treasury and securities issued by entities that are chartered or sponsored by Congress but are not issued or guaranteed by the U.S. Treasury;

■	the fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share and its portfolio is valued using the amortized cost method as permitted by Rule 2a-7;

■	the fund invests only in U.S. dollar-denominated securities;

■	the fund buys securities that have remaining maturities of 397 days or less (as calculated pursuant to Rule 2a-7);

■	the fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less;

■	the fund must meet certain other criteria, including those relating to maturity, liquidity and credit quality; and

165	Money Market Trust

■	as a government money market fund, the fund is not subject to liquidity fees or redemption gates, although the fund’s Board of Trustees may elect to impose such fees or gates in the future.

The fund generally expects to declare and pay dividends from net investment income on a daily basis on each share class as long as the income attributable to a class exceeds the expenses attributable to that class on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive. The fund has adopted this policy because, in a low interest rate investment environment, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class. For a more complete description of this policy, which can result in the fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “General Information — Dividends” below. For a description of the allocation of expenses among fund share classes, see “Rule 12b-1 plans” in the prospectus.
Principal risks
The fund is subject to risks, and you could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Redemption risk. The fund may experience periods of heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. In addition, the fund may suspend redemptions and liquidate the fund when permitted by applicable regulations.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Tax diversification risk. As described above, the fund operates as a “government money market fund” in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, (a “Government Fund”). Additionally, the fund intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Diversification Requirements”). To satisfy the Diversification Requirements applicable to variable annuity contracts, the value of the assets of the fund invested in securities issued by the United States government must remain below specified thresholds. For these purposes, each United States government agency or instrumentality is treated as a separate issuer. Under a Notice issued by the Internal Revenue Service in 2016, pending amendment of the applicable regulations, government money market funds may rely upon an alternative diversification standard.

A failure to satisfy the Diversification Requirements could have significant adverse tax consequences for variable annuity contract owners whose contract values are determined by investment in the fund.
Money Market Trust	166

U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year. Since Series NAV commenced operations on May 2, 2016, performance shown for Series NAV prior to that date is the performance of the fund’s oldest share class, Series I. This pre-inception performance would be higher if adjusted to reflect that Series NAV does not have a Rule 12b-1 fee. The performance information below does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2022, Q4, 0.81%
Worst quarter: 2013, Q1, 0.00%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	1.29	1.01	0.57	06/18/1985
Series II	1.07	0.87	0.48	01/28/2002
Series NAV	1.34	1.05	0.60	05/02/2016
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
167	Money Market Trust

Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Money Market Trust	168

Opportunistic Fixed Income Trust
Investment objective
To seek maximum total return, consistent with preservation of capital and prudent investment management.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.65	0.65	0.65
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.20	0.20	0.20
Acquired fund fees and expenses[1]	0.02	0.02	0.02
Total annual fund operating expenses[2]	0.92	1.12	0.87
Contractual expense reimbursement[3]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.91	1.11	0.86
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	93	113	88
3 years	292	355	277
5 years	508	616	481
10 years	1,130	1,362	1,072
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 119% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) Fixed income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.
In order to achieve its investment objective, the manager seeks to:

■	invest across multiple asset types, geographies, credit tiers, and time horizons;

169	Opportunistic Fixed Income Trust

■
provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■	manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Global Aggregate Bond Index hedged to USD over the medium to long-term;

■	generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■
the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■
the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■
tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■	combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally, the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.
The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and
Opportunistic Fixed Income Trust	170

possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, foreign currency swaps, futures contracts, interest-rate swaps, options, options on futures, swaps, and total return swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments have used or continue to use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
A note on performance
Prior to February 28, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to February 28, 2020 should not be attributed to the current subadvisor, Wellington Management Company LLP (Wellington Management). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to February 28, 2020.
171	Opportunistic Fixed Income Trust

Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 10.08%
Worst quarter: 2022, Q1, -8.04%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-11.12	0.67	0.79	03/21/1988
Series II	-11.26	0.48	0.59	01/28/2002
Series NAV	-10.96	0.75	0.84	02/28/2005
Bloomberg Global Aggregate Bond Index (USD Hedged) (reflects no deduction for fees, expenses, or taxes)	-11.22	0.36	1.70
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Wellington Management Company LLP
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Brian M. Garvey Senior Managing Director and Portfolio Manager Managed fund since 2020	Brij S. Khurana Senior Managing Director and Portfolio Manager Managed fund since 2020
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Opportunistic Fixed Income Trust	172

Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
173	Opportunistic Fixed Income Trust

Real Estate Securities Trust
Investment objective
To seek to achieve a combination of long-term capital appreciation and current income.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.70	0.70	0.70
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.06	0.06	0.06
Total annual fund operating expenses	0.81	1.01	0.76
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.80	1.00	0.75
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	82	102	77
3 years	258	321	242
5 years	449	557	421
10 years	1,001	1,235	941
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
A company is considered to be a real estate company if the Global Industry Classification Standards (or some other common industry accepted sector or industry classification schema) includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.
The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.
The manager’s approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. The manager believes that property markets overly discount and extrapolate short-term events and that a
Real Estate Securities Trust	174

research-intensive and long-term focus are the keys to sustainable alpha generation. By focusing on multiple valuation metrics and leveraging the analytical resources at both the team and firm level, the manager is able to identify short-term dislocations between stock prices and fundamentals, and ultimately invest in what the manager believes are long-term winners at below market valuations. The bottom-up research coupled with top-down trends in the property markets allow the manager to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.
A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.
Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.
If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

■	A security is not fulfilling its investment purpose;

■	A security has reached its optimum valuation; or

■	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.
When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts can help the fund’s cash assets remain liquid while performing more like stocks.)
The fund may invest up to 10% of its total assets in securities of foreign real estate companies.
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors. A downturn in the real estate industry may significantly detract from performance.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could
175	Real Estate Securities Trust

become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts. Futures contracts generally are subject to counterparty risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
A note on performance
Prior to November 16, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to November 16, 2020.
Calendar year total returns (%)—Series I
Best quarter: 2021, Q4, 17.19%
Worst quarter: 2020, Q1, -22.97%
Real Estate Securities Trust	176

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-28.51	4.35	6.62	04/30/1987
Series II	-28.64	4.14	6.40	01/28/2002
Series NAV	-28.45	4.39	6.67	02/28/2005
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses, or taxes)	-25.96	2.50	5.74
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Wellington Management Company LLP
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

Bradford D. Stoesser Senior Managing Director and Equity Portfolio Manager Managed fund since 2020
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
177	Real Estate Securities Trust

Science & Technology Trust
Investment objective
To seek long-term growth of capital. Current income is incidental to the fund’s objective.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.95	0.95	0.95
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	1.05	1.25	1.00
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.04	1.24	0.99
1	“Management fee” has been restated to reflect the contractual management fee schedule effective June 1, 2022.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	106	126	101
3 years	333	396	317
5 years	578	685	551
10 years	1,282	1,510	1,224
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 116% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, and/or use of science and/or technology. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Some industries likely to be represented in the fund include:

■	information technology including hardware, software, semiconductors and technology equipment telecommunications equipment and services

■	media including advertising, broadcasting, cable and satellite, movies, entertainment, publishing and information services environmental services

Science & Technology Trust	178

■	internet commerce and advertising

■	life sciences and health care, including pharmaceuticals, health care equipment and services, and biotechnology chemicals and synthetic materials

■	defense and aerospace

■	alternative energy

While most of the fund’s assets are invested in U.S. common stocks, the fund may also purchase other types of securities, including U.S. dollar- and foreign currency-denominated foreign securities, convertible stocks and bonds, and warrants, and use futures and options, in keeping with the fund’s investment objectives.

Stock selection for the fund generally reflects a growth approach based on an assessment of a company’s fundamental prospects for above-average earnings, rather than on a company’s size. As a result, fund holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records. The fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The fund may invest in suitable companies through initial public offerings (IPOs).

The fund holds a certain portion of its assets in money market reserves, which can consist of shares of certain internal T. Rowe Price money market funds as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.

In pursuing the fund’s investment objective, a subadvisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when a subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse

179	Science & Technology Trust

government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries may generally represent a relatively large portion of the Greater China market as a whole.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the notes’ issuer, may be privately placed, and may have a limited secondary market), and options. Futures contracts and options generally are subject to counterparty risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Media and communications sector risk. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand, and changes in regulation.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Telecommunications sector risk. Telecommunication services companies are subject to government regulation of services and rates of return and can be significantly affected by intense competition, among other factors.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Science & Technology Trust	180

Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Lipper Science and Technology Index shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

A note on performance

Effective June 23, 2022, T. Rowe Price Associates, Inc. (T. Rowe Price) became the fund’s sole subadvisor. Prior to June 23, 2022, the fund was managed by both T. Rowe Price and a different subadvisor. The performance presented prior to June 23, 2022 should not be attributed to the sole management of the fund by T. Rowe Price. The fund’s performance shown below might have differed materially had T. Rowe Price solely managed the fund prior to June 23, 2022.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 33.24%
Worst quarter: 2022, Q2, -23.02%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-35.67	8.57	14.84	01/01/1997
Series II	-35.76	8.37	14.62	01/28/2002
Series NAV	-35.64	8.62	14.89	04/29/2005
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Lipper Science and Technology Index (reflects no deduction for fees, expenses, or taxes)	-36.34	9.05	14.09
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor T. Rowe Price Associates, Inc.
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Ken Allen* Vice President Managed fund since 2009	Anthony Wang* Vice President Managed fund since 2023
*Effective October 1, 2023, Anthony Wang will be added as a portfolio manager of the fund, and effective January 1, 2024, Ken Allen will no longer serve as a portfolio manager of the fund.
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
181	Science & Technology Trust

Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Science & Technology Trust	182

Select Bond Trust
Investment objective
To seek income and capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.57	0.57	0.57
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.66	0.86	0.61
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.65	0.85	0.60
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	66	87	61
3 years	210	273	194
5 years	367	476	339
10 years	822	1,060	761
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 120% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund seeks to invest its assets in debt securities and instruments with an average duration of plus or minus one year of its benchmark, Bloomberg US Aggregate Bond Index, however, there is no limit on the fund’s average maturity. The fund does not invest in bonds rated below investment-grade at time of purchase.
Eligible investments include, but are not limited to:

■	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation,

■	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”),

■	U.S. and foreign corporate bonds, and

■	Foreign government and agency securities.

183	Select Bond Trust

The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio which may affect performance results.
The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps; foreign currency forward contracts; foreign currency swaps; futures contracts; interest-rate swaps; options on futures; options, swaps, swaptions, equity-linked notes (equity-linked notes generally reflect the risks associates with their underlying securities, depends on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, total return swaps, and options on futures. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting
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issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q2, 5.34%
Worst quarter: 2022, Q1, -6.10%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-14.20	0.06	1.12	10/31/2011
Series II	-14.38	-0.14	0.92	10/31/2011
Series NAV	-14.16	0.11	1.18	07/29/2009
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Jeffrey N. Given, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2009	Howard C. Greene, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2009	Pranay Sonalkar Managing Director, Associate Portfolio Manager Managed fund since 2021
Connor Minnaar, CFA Senior Director and Associate Portfolio Manager Managed fund since 2022
185	Select Bond Trust

Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
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Short Term Government Income Trust
Investment objective
To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.57	0.57	0.57
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.10	0.10	0.10
Total annual fund operating expenses	0.72	0.92	0.67
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.71	0.91	0.66
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	73	93	67
3 years	229	292	213
5 years	400	508	372
10 years	894	1,130	834
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the fund’s effective duration is no more than three years.
U.S. government securities may be supported by:

■	The full faith and credit of the United States government, such as Treasury bills, notes and bonds, and Government National Mortgage Association Certificates.

■	The right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation.

■	The credit of the instrumentality, such as obligations of the Federal National Mortgage Association.

The fund may invest in higher-risk securities, including U.S. dollar-denominated foreign government securities and asset-backed securities. It may also invest up to 10% of its net assets in foreign government high-yield securities (junk bonds) rated as low as B and their unrated equivalents.
187	Short Term Government Income Trust

In managing the portfolio of the fund, the subadvisor considers interest rate trends to determine which types of bonds to emphasize at a given time. The fund typically favors mortgage-related securities when it anticipates that interest rates will be relatively stable, and favors U.S. Treasuries at other times. Because high yield bonds often respond to market movements differently from U.S. government bonds, the fund may use them to manage volatility.
The fund may invest in mortgage-related securities and Treasury futures to protect against adverse changes and manage risks.
The fund may invest in other investment companies, including exchange traded funds (“ETFs”), and engage in short sales.
Under normal circumstances, the fund’s effective duration is no more than three years which means that the fund may purchase securities with a duration of greater than three years, as long as the fund’s average duration does not exceed three years.
The fund may trade securities actively which could increase transaction costs (thus lowering performance).
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options, credit default swaps, foreign currency swaps, interest-rate swaps, swaps, swaptions, equity-linked notes (equity-linked notes generally reflect the risks associates with their underlying securities, depends on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, total return swaps, and options on futures. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of
Short Term Government Income Trust	188

reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q1, 2.73%
Worst quarter: 2022, Q1, -3.45%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-6.48	-0.12	0.14	05/03/2010
Series II	-6.67	-0.32	-0.06	05/03/2010
Series NAV	-6.43	-0.07	0.20	01/05/2009
Bloomberg U.S. Government 1-5 Year Index (reflects no deduction for fees, expenses, or taxes)	-5.46	0.62	0.68
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
189	Short Term Government Income Trust

Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Howard C. Greene, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2008	Jeffrey N. Given, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2008	Connor Minnaar, CFA Senior Director and Associate Portfolio Manager Managed fund since 2022
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Short Term Government Income Trust	190

Small Cap Index Trust
Investment objective
Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.48	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	0.58	0.78	0.53
Contractual expense reimbursement[1]	-0.05	-0.05	-0.05
Total annual fund operating expenses after expense reimbursements	0.53	0.73	0.48
1	The advisor contractually agrees to reduce its management fee by an annual rate of 0.05% of the fund’s average daily net assets. This agreement expires on April 30, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	54	75	49
3 years	181	244	165
5 years	319	428	291
10 years	721	961	660
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadvisor believes as a group will behave in a manner similar to the index. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) As of February 28, 2023, the market capitalizations of companies included in the Russell 2000 Index ranged from $21.8 million to $8 billion.
An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to track the performance of the Russell 2000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index; and/or (b) by holding
191	Small Cap Index Trust

securities (which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 31.14%
Worst quarter: 2020, Q1, -30.72%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-20.65	3.72	8.67	05/02/2000
Series II	-20.81	3.52	8.46	01/28/2002
Series NAV	-20.63	3.78	8.73	04/29/2005
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	-20.44	4.13	9.01
Small Cap Index Trust	192

Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (North America) Limited
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Ashikhusein Shahpurwala, CFA Managing Director and Senior Portfolio Manager Managed fund since 2013	Boncana Maiga, CFA, CIM Managing Director and Portfolio Manager Managed fund since 2021
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
193	Small Cap Index Trust

Small Cap Opportunities Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	1.00	1.00	1.00
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.10	0.10	0.10
Total annual fund operating expenses	1.15	1.35	1.10
Contractual expense reimbursement[1]	-0.26	-0.26	-0.26
Total annual fund operating expenses after expense reimbursements	0.89	1.09	0.84
1	The advisor contractually agrees to waive its management fee so that the amount retained by the advisor after payment of subadvisory fees does not exceed 0.45% of the fund’s average daily net assets. The current expense limitation agreement expires on April 30, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	91	111	86
3 years	340	402	324
5 years	608	715	581
10 years	1,374	1,601	1,317
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund has two subadvisors: Dimensional Fund Advisors LP (“Dimensional”) and GW&K Investment Management, LLC (“GW&K”). The Advisor to the fund, John Hancock Variable Trust Advisers LLC, may allocate fund assets between Dimensional and GW&K without restriction. Each subadvisor’s investment strategy is described below.
Dimensional
Dimensional will manage its portion of the fund’s assets (the “Dimensional Subadvised Assets”) as follows:
Small Cap Opportunities Trust	194

Dimensional generally will invest the Dimensional Subadvised Assets, using a market capitalization weighted approach, in a broad and diverse group of readily marketable securities of U.S. small and mid cap companies traded on a U.S. national securities exchange that Dimensional determines to be value stocks with higher profitability at time of purchase. A company’s market capitalization is the number of its shares outstanding times its price per share. See “Market Capitalization Weighted Approach” below. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, Dimensional may consider additional factors, such as price-to-cash flow or price-to-earnings ratios. The criteria Dimensional uses for assessing relative price are subject to change from time to time. As of the date of this Prospectus, Dimensional generally considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. Dimensional does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.
Dimensional may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by the Dimensional Subadvised Assets. In addition, Dimensional may sell portfolio securities when their price-to-book ratios rise above those of the security with the highest such ratio that is then eligible for purchase by the Dimensional Subadvised Assets. However, Dimensional may retain securities of issuers with relatively larger market capitalizations for longer periods, despite an increase in the issuers’ price-to-book ratios.
The total market capitalization ranges, and the value criteria used by Dimensional for the Dimensional Subadvised Assets, as described above, generally apply at the time of purchase. Dimensional will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in Dimensional’s judgment, circumstances warrant their sale.
Dimensional may use derivatives such as futures contracts and options on futures contracts, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the fund. Dimensional may enter into futures contracts and options on futures contracts for U.S. equity securities and indices. Dimensional may also invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the fund may invest in affiliated and unaffiliated unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
Market Capitalization Weighted Approach
The strategy used by Dimensional in managing the Dimensional Subadvised Assets involves market capitalization weighting in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization.
Market capitalization weighting may be modified by Dimensional for a variety of reasons. Dimensional may adjust the representation in the Dimensional Subadvised Assets of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics and other factors determined to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, Dimensional considers additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, Dimensional considers different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, Dimensional considers ratios such as recent changes in assets divided by total assets. The criteria Dimensional uses for assessing relative price, profitability and investment characteristics are subject to change from time to time.
Dimensional may deviate from market capitalization weighting to limit or fix the exposure of the Dimensional Subadvised Assets to a particular issuer to a maximum proportion of the assets of the Dimensional Subadvised Assets. Dimensional may exclude the stock of a company that meets applicable market capitalization criteria if Dimensional determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. The subadvisor may decrease the allocation of the fund’s assets to eligible small capitalization companies that generally have lower profitability and/or higher relative prices. These adjustments will result in a deviation from traditional market capitalization weighting.
GW&K
GW&K will manage its portion of the fund’s assets as follows:
GW&K utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. GW&K seeks to hold securities for the long term.

GW&K focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, GW&K looks for firms with the following key attributes:

■	Experienced, tenured, high-quality management;

■	Business models that deliver consistent long-term growth;

■	Leading companies in attractive and defensible niche markets;

■	Strong financial characteristics; and

■	Appropriate valuation.

Various factors may lead GW&K to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if GW&K believes that the security has become overvalued.
195	Small Cap Opportunities Trust

Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options on futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Russell 2000 Value Index shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Small Cap Opportunities Trust	196

Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 30.49%
Worst quarter: 2020, Q1, -35.31%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-10.07	6.98	9.73	05/05/2003
Series II	-10.24	6.76	9.51	05/05/2003
Series NAV	-10.03	7.03	9.79	02/28/2005
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	-20.44	4.13	9.01
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	-14.48	4.13	8.48
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Dimensional Fund Advisors LP
Subadvisor GW&K Investment Management, LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Jed S. Fogdall Global Head of Portfolio Management, Senior Portfolio Manager and Vice President Dimensional Fund Advisors LP Managed fund since 2012	Marc C. Leblond Senior Portfolio Manager and Vice President Dimensional Fund Advisors LP Managed fund since 2020	Joel P. Schneider Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President Dimensional Fund Advisors LP Managed fund since 2015
Joseph C. Craigen, CFA Partner and Equity Portfolio Manager GW&K Investment Management, LLC Managed fund since 2017	Daniel L. Miller, CFA Partner and Director of Equities GW&K Investment Management, LLC Managed fund since 2017
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
197	Small Cap Opportunities Trust

Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Small Cap Opportunities Trust	198

Small Cap Stock Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	1.01	1.01	1.01
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.07	0.07	0.07
Total annual fund operating expenses	1.13	1.33	1.08
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.12	1.32	1.07
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	114	134	109
3 years	358	420	342
5 years	621	728	595
10 years	1,374	1,601	1,316
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) For the purposes of the fund, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index (approximately $8 billion as of February 28, 2023) or the S&P Small Cap 600 Index (approximately $6 billion as of February 28, 2023).
The fund invests in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings. Market capitalizations of companies in the indices change over time; however, the fund will not sell a security just because a company has grown to a market capitalization outside the maximum range of the indices.
The subadvisor selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings.
199	Small Cap Stock Trust

Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.
The subadvisor looks for companies based on a combination of criteria including one or more of the following:

■	Improving market shares and positive financial trends;

■	Superior management with significant equity ownership; and

■	Attractive valuations relative to earnings growth outlook.

The fund is likely to experience periods of higher turnover in portfolio securities because the subadvisor frequently adjusts the selection of companies and/or their position size based on these criteria. The fund’s sector exposures are broadly diversified, but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities. The fund may invest significantly in the information technology sector.
Except as otherwise stated under “Additional Information About the Funds — Temporary Defensive Investing,” the fund normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.
The fund may invest in Initial Public Offerings (IPOs). The fund may also purchase each of the following types of securities:
U.S. dollar-denominated foreign securities and certain exchange-traded funds (ETFs).
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Healthcare sector risk. Health sciences companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims, and legislative or regulatory activities, among other factors.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Small Cap Stock Trust	200

Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q2, 38.05%
Worst quarter: 2020, Q1, -25.00%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-31.12	6.69	9.71	05/02/2005
Series II	-31.25	6.47	9.50	05/02/2005
Series NAV	-31.13	6.72	9.76	05/01/1996
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-26.36	3.51	9.20
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Wellington Management Company LLP
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

Ranjit Ramachandran, CFA Managing Director and Equity Portfolio Manager Managed fund since 2022
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with
201	Small Cap Stock Trust

certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Small Cap Stock Trust	202

Small Cap Value Trust
Investment objective
To seek long-term capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.94	0.94	0.94
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Acquired fund fees and expenses[1]	0.02	0.02	0.02
Total annual fund operating expenses[2]	1.06	1.26	1.01
Contractual expense reimbursement[3]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.05	1.25	1.00
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	107	127	102
3 years	336	399	321
5 years	584	691	557
10 years	1,293	1,522	1,235
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) For the purposes of the fund, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index (approximately $8 billion as of February 28, 2023) or the S&P SmallCap 600 Index (approximately $6 billion as of February 28, 2023).
The fund invests primarily in a diversified mix of common stocks of U.S. small-cap companies. The subadvisor employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the subadvisor believes have distinct value characteristics based
203	Small Cap Value Trust

on industry-specific valuation criteria. The subadvisor focuses on high quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market.
Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

■	Sustainable competitive advantages within a market niche;

■	Strong profitability and free cash flows;

■	Strong market share positions and trends;

■	Quality of and share ownership by management; and

■	Financial structures that are more conservative than the relevant industry average.

The fund’s sector exposures are broadly diversified, but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark. The fund may invest up to 15% of its total assets in foreign securities (with no more than 5% in emerging market securities). The fund may have significant investments in the financial services sector.
Except as otherwise stated under “Additional Information about the Funds — Temporary Defensive Investing,” the fund normally has 10% or less (usually lower) of its total assets invested in cash and cash equivalents.
The fund may invest in initial public offerings (“IPOs”). The fund may also purchase each of the following types of securities: real estate investment trusts (“REITs”) or other real estate related equity securities, U.S. dollar-denominated foreign securities and certain exchange-traded funds (“ETFs”). For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Industrials sector risk. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, input controls, and government spending.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small Cap Value Trust	204

Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q4, 34.84%
Worst quarter: 2020, Q1, -36.20%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-10.24	3.19	7.69	04/29/2005
Series II	-10.49	2.97	7.47	04/29/2005
Series NAV	-10.25	3.24	7.74	08/31/1999
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	-14.48	4.13	8.48
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Wellington Management Company LLP
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Shaun F. Pedersen Senior Managing Director and Equity Portfolio Manager Managed fund since 2004	Edmond C. Griffin, CFA Managing Director and Equity Portfolio Manager Managed fund since 2020	Danielle S. Williams, CFA Managing Director and Equity Portfolio Manager Managed fund since 2022
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares”
205	Small Cap Value Trust

in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Small Cap Value Trust	206

Small Company Value Trust
Investment objective
To seek long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	1.05	1.05	1.05
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.10	0.10	0.10
Acquired fund fees and expenses[1]	0.04	0.04	0.04
Total annual fund operating expenses[2]	1.24	1.44	1.19
Contractual expense reimbursement[3]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	1.23	1.43	1.18
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	125	146	120
3 years	392	455	377
5 years	680	786	653
10 years	1,499	1,723	1,442
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index ($21.8 million to $8 billion as of February 28, 2023). (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund invests in small companies whose common stocks are believed to be undervalued. The market capitalization of the companies in the fund’s portfolio and the Russell 2000 Index changes over time, and the fund will not sell a stock just because the company has grown to a market capitalization outside the range. The fund may, on occasion, purchase companies with a market capitalization above the range.
Reflecting a value approach to investing, the fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The subadvisor’s in house research team seeks to identify
207	Small Company Value Trust

companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

■	Low price/earnings, price/book value, or price/cash flow ratios relative to the Russell 2000 Index, a company’s peers, or company’s historical norm;

■	Low stock price relative to a company’s underlying asset values;

■	Above-average dividend yield relative to a company’s peers or its own historic norm;

■	A plan to improve the business through restructuring; and/or

■	A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, including real estate investment trusts (REITs) that pool money to invest in properties and mortgages, the fund may purchase other securities, including foreign securities (up to 20% of its total net assets), futures, and options. The fund may invest in fixed-income and convertible securities without restrictions on quality or rating, including up to 10% of total assets in below-investment-grade fixed-income securities (“junk bonds”) and loans. The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments in bank loans will be made only in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in bank loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.
The fund holds a certain portion of its assets in money market reserves, which can consist of shares of certain internal T. Rowe Price money market funds as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may sell securities for a variety of reasons, including to realize gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivatives which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The fund may focus its investments in a particular sector or sectors of the economy.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and
Small Company Value Trust	208

possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Investment company securities risk. The fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
209	Small Company Value Trust

Calendar year total returns (%)—Series I
Best quarter: 2020, Q4, 28.47%
Worst quarter: 2020, Q1, -31.27%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-18.73	3.55	8.13	10/01/1997
Series II	-18.95	3.34	7.91	01/28/2002
Series NAV	-18.70	3.60	8.18	02/28/2005
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	-14.48	4.13	8.48
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor T. Rowe Price Associates, Inc.
Sub-Subadvisor T. Rowe Price Investment Management, Inc.
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

J. David Wagner, CFA Vice President Managed fund since 2014
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Small Company Value Trust	210

Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
211	Small Company Value Trust

Strategic Equity Allocation Trust
Investment objective
To seek capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.63	0.63	0.63
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04[1]	0.04[1]	0.04
Total annual fund operating expenses	0.72	0.92	0.67
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.71	0.91	0.66
1	“Other expenses,” such as expected transfer agency expenses, have been estimated for the first year of operations of the fund’s Series I and Series II shares.
2	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	73	93	67
3 years	229	292	213
5 years	400	508	372
10 years	894	1,130	834
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.
The fund may invest in both developed and emerging markets. The fund’s investment in equity securities will vary both with respect to types of securities and markets in response to changing market and economic trends. The precise mix of securities will depend on the subadvisor’s outlook for the markets and generally reflect the subadvisor’s strategic asset allocation analysis and its assessment of the relative attractiveness of a particular asset class. When determining whether to invest in a particular market, the subadvisor considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.
The fund also may invest in exchange-traded funds and fixed-income securities, including, but not limited to:

■	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation,

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■	U.S. Treasury futures contracts,

■	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”),

■	U.S. and foreign corporate bonds,

■	Foreign government and agency securities, and

■	Lower Rated Fixed Income Securities and High Yield Securities (also known as “junk bonds”).

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency. The fund may actively manage its exposure to foreign currencies through the use of foreign currency forward contracts and other currency derivatives. The fund may own foreign cash equivalents and foreign bank deposits as part of its investment strategy. The fund may invest in foreign currencies for hedging and speculative purposes.
The fund will engage in derivatives transactions, including but not limited to, futures and options contracts, foreign currency forward contracts and swaps including credit default swaps and total return swaps, for hedging and nonhedging purposes including, without limitation, the following purposes:

■	to attempt to protect against possible changes in the market value of securities held or to be purchased by the fund resulting from securities markets or currency exchange rate fluctuations,

■	to protect the fund’s unrealized gains in the value of its securities,

■	to facilitate the sale of the fund’s securities for investment purposes,

■	to manage the effective maturity or duration of the fund’s securities,

■	to establish a position in the derivatives markets as a method of gaining exposure to a particular security or market,

■	to facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities, and

■	to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to the others.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, options, total
213	Strategic Equity Allocation Trust

return swaps, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The Combined Index (described below) shows how the fund’s performance compares against the returns of similar investments. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
The Combined Index represents 70% of the Russell 3000 Index and 30% of the MSCI EAFE Index.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q2, 19.39%
Worst quarter: 2020, Q1, -22.02%
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Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series NAV	-16.98	5.99	9.28	04/16/2012
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11	9.42	12.56
Combined Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	-17.71	6.64	9.91
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Matthew Murphy, CFA Managing Director and Portfolio Manager Managed fund since 2020	Nathan Thooft, CFA Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team Managed fund since 2013
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
215	Strategic Equity Allocation Trust

Strategic Income Opportunities Trust
Investment objective
To seek a high level of current income.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.64	0.64	0.64
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.09	0.09	0.09
Total annual fund operating expenses	0.78	0.98	0.73
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.77	0.97	0.72
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	79	99	74
3 years	248	311	232
5 years	432	541	405
10 years	965	1,200	906
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds.
The fund may also invest in preferred stock and other types of debt securities.
Although the fund may invest up to 10% of its net assets in securities rated as low as D (in default) by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) (or their unrated equivalents) (i.e., “junk bonds”), it seeks to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund’s average maturity. The fund’s investment policies are based on credit ratings at the time of purchase.
In managing the fund, the subadvisor allocates assets among the three major types of securities (U.S. government debt and mortgages; corporate debt — primarily high yield; and foreign debt — both government and corporate, including emerging markets) based on analysis of economic factors, such as projected international interest rate movements, industry cycles and political trends. However, the subadvisor may invest up to 100% of the fund’s
Strategic Income Opportunities Trust	216

total assets in any one sector. Within each type of security, the subadvisor looks for investments that are appropriate for the overall fund in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.
The fund may use certain higher-risk investments, including restricted or illiquid securities and derivatives, which include futures contracts on securities, indices and foreign currency; options on futures contracts, securities, indices and foreign currency; interest rate, foreign currency and credit default swaps; and foreign currency forward contracts, in each case, for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns. In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and currency forwards and options.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.
Defaulted debt risk. Investing in defaulted debt securities is speculative and involves substantial risks in addition to those of non-defaulted high-yield securities. Defaulted debt securities generally do not generate interest payments. Principal on defaulted debt might not be repaid, and a fund could lose up to its entire investment.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance,

217	Strategic Income Opportunities Trust

and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, options on futures contracts, options, interest rate swaps, swaps, foreign currency swaps, swaptions, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, total return swaps, and options on futures. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Strategic Income Opportunities Trust	218

Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 7.06%
Worst quarter: 2022, Q2, -6.97%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-10.06	0.75	2.43	05/03/2004
Series II	-10.30	0.53	2.23	05/03/2004
Series NAV	-10.05	0.78	2.48	04/29/2005
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Thomas C. Goggins Senior Managing Director and Senior Portfolio Manager Managed fund since 2009	Kisoo Park Senior Managing Director and Senior Portfolio Manager Managed fund since 2015
Christopher M. Chapman, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2017	Bradley L. Lutz, CFA Managing Director and Portfolio Manager Managed fund since 2022
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask
219	Strategic Income Opportunities Trust

your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Strategic Income Opportunities Trust	220

Total Bond Market Trust
Investment objective
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.47	0.47	0.47
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	0.57	0.77	0.52
Contractual expense reimbursement[1]	-0.27	-0.27	-0.27
Total annual fund operating expenses after expense reimbursements	0.30	0.50	0.25
1	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.25% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2024, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	31	51	26
3 years	155	219	139
5 years	291	401	264
10 years	688	929	627
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Bloomberg U.S. Aggregate Bond Index (the Bloomberg Index). (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.)
The fund is an index fund, which differs from actively managed funds. Actively managed funds seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. The fund is a passively managed fund that seeks to mirror the performance of its target index, minimizing performance differences over time.
221	Total Bond Market Trust

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. The fund attempts to track the performance of the Bloomberg Index by holding a representative sample of the securities that comprise the Bloomberg Index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly.
The fund is an intermediate term bond fund of high and medium credit quality that seeks to track the performance of the Bloomberg Index, which broadly represents the U.S. investment grade bond market. The fund’s investment policies are based on credit ratings at the time of purchase.
The subadvisor employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Bloomberg Index.
The Bloomberg Index consists of U.S. dollar-denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million, including:

■	U.S. Treasury and agency securities;

■	Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities (“CMBS”) and collateralized mortgage offerings (“CMOs”);

■	Corporate bonds, both U.S. and foreign (if U.S. dollar-denominated); and

■	Foreign government and agency securities (if U.S. dollar-denominated).

The subadvisor selects securities to match, as closely as practicable, the Bloomberg Index’s duration, cash flow, sector, credit quality, callability and other key performance characteristics.
The Bloomberg Index composition may change from time to time. The subadvisor will reflect those changes as soon as practicable.
The fund may purchase other types of securities that are not primary investment vehicles. These would include, for example, certain derivatives (investments whose value is based on indexes or other securities) such as futures contracts, interest-rate swaps and options.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” such as futures contracts, interest-rate swaps and options.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, interest-rate swaps, foreign currency forward contracts, foreign currency swaps, swaps, swaptions, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, total return swaps, and options on futures. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of
Total Bond Market Trust	222

the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series NAV
Best quarter: 2020, Q1, 3.56%
Worst quarter: 2022, Q1, -6.03%
223	Total Bond Market Trust

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-13.49	-0.32	0.76	11/05/2012
Series II	-13.58	-0.52	0.56	11/05/2012
Series NAV	-13.36	-0.27	0.81	05/01/1998
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio.

Peter M. Farley, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2005
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Total Bond Market Trust	224

Total Stock Market Index Trust
Investment objective
Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.48	0.48	0.48
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Acquired fund fees and expenses[1]	0.01	0.01	0.01
Total annual fund operating expenses[2]	0.58	0.78	0.53
Contractual expense reimbursement[3]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.57	0.77	0.52
1	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	58	79	53
3 years	185	248	169
5 years	323	432	295
10 years	725	965	664
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Full Cap Index and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Full Cap Index) that the subadvisor believes as a group will behave in a manner similar to the index. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) As of February 28, 2023, the market capitalizations of companies included in the Wilshire 5000 Total Market Full Cap Index ranged from less than $569 thousand to $2.3 trillion.
An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds
225	Total Stock Market Index Trust

that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Wilshire 5000 Total Market Full Cap Index by: (a) holding all, or a representative sample, of the securities that comprise that index; and/or (b) holding securities (which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s operating expenses and transaction costs, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Total Stock Market Index Trust	226

Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 22.54%
Worst quarter: 2020, Q1, -21.01%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-20.41	8.02	11.40	05/02/2000
Series II	-20.54	7.80	11.18	01/28/2002
Series NAV	-20.34	8.08	11.46	04/29/2005
Wilshire 5000 Total Market Full Cap Index (reflects no deduction for fees, expenses, or taxes)	-20.15	8.42	11.87
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (North America) Limited
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Ashikhusein Shahpurwala, CFA Managing Director and Senior Portfolio Manager Managed fund since 2013	Boncana Maiga, CFA, CIM Managing Director and Portfolio Manager Managed fund since 2021
Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
227	Total Stock Market Index Trust

Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Total Stock Market Index Trust	228

Ultra Short Term Bond Trust
Investment objective
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.55	0.55	0.55
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.07	0.07	0.07
Total annual fund operating expenses	0.67	0.87	0.62
Contractual expense reimbursement[1]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.66	0.86	0.61
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example
The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	67	88	62
3 years	213	277	198
5 years	372	481	345
10 years	834	1,072	773
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade, debt securities. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund may also invest in cash and cash equivalents. The fund’s investment policies are based on credit ratings at the time of purchase.
Investment grade securities include securities that are rated in one of the four highest rating categories as determined by a nationally recognized statistical rating organization, such as S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service (“Moody’s”), or are unrated securities determined by the subadvisor to be of comparable quality.
229	Ultra Short Term Bond Trust

The fund may invest up to 20% of its net assets in securities that are rated BBB by S&P or Fitch, Baa by Moody’s, or unrated securities determined by the subadvisor to be of comparable quality. The fund may invest up to 20% of its net assets in foreign debt securities, including up to 5% of its net assets in foreign debt securities that are denominated in a foreign currency.
Under normal circumstances, the fund’s dollar weighted average maturity will be two years or less and its duration will be one year or less. Up to 15% of the fund’s net assets may be invested in securities with maturities greater than three years.
Use of Hedging and Other Strategic Transactions. The fund is authorized to use various hedging, derivatives and other strategic transactions described under “Additional Information about the Funds’ Principal Risks – Hedging, derivatives and other strategic transactions risk.”
The fund may invest in derivatives, including futures, currency forwards, options, swap contracts and other derivative instruments. The fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.
Principal risks
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance. The fund’s investment strategy may not produce the intended results.
Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options, swaps, foreign currency swaps, interest-rate swaps, credit default swaps, swaptions, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), inverse floating-rate securities, reverse repurchase agreements, total return swaps, and options on futures. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions
Ultra Short Term Bond Trust	230

during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.
Calendar year total returns (%)—Series I
Best quarter: 2020, Q2, 2.02%
Worst quarter: 2022, Q1, -0.98%

Average annual total returns (%)—as of 12/31/22	1 year	5 year	10 year	Date of inception
Series I	-0.84	0.92	0.57	07/29/2010
Series II	-1.04	0.73	0.37	07/29/2010
Series NAV	-0.88	0.98	0.62	07/29/2010
ICE BofA 6 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.34	1.39	0.91
Investment management
Investment advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Howard C. Greene, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2010	Jeffrey N. Given, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2010	Pranay Sonalkar Managing Director, Associate Portfolio Manager Managed fund since 2021	Connor Minnaar, CFA Senior Director and Associate Portfolio Manager Managed fund since 2022
231	Ultra Short Term Bond Trust

Purchase and redemption of shares
Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds and to certain qualified retirement plans (“qualified plans”).
Shares of the fund are offered continuously, without sales charge, and are sold and redeemed each business day (which typically is any day the New York Stock Exchange is open) at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. The Portfolio does not have minimum initial or subsequent investment requirements. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.
Taxes
Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Compensation of financial intermediaries
The fund is not sold directly to the general public but instead is offered as an underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”), may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The fund pays fees to the Related Parties for distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to Related Parties may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Other important information regarding the fund
For additional information regarding the fund, please turn to “Additional information about the funds” at page 233 of the Prospectus.
Ultra Short Term Bond Trust	232

Additional information about the funds
Taxes
For federal income tax purposes, each of the funds is treated as a separate entity, intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet the diversification requirements that are applicable to mutual funds that serve as underlying investments for insurance company separate accounts. A fund that qualifies as a regulated investment company will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year (provided that it distributes at least the sum of 90% of its net investment company taxable income and 90% of its net tax exempt interest income for the taxable year). Insurance company separate accounts, the principal shareholders of the funds, generally do not pay tax on dividends and capital gain distributions from the funds.
Because shares of the funds may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the funds will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.
Variable contract owners should consult with their own tax advisors as to the tax consequences of investments in the funds, including the application of state and local taxes.
More information about taxes is located in the Statement of Additional Information (SAI) under the heading “Additional Information Concerning Taxes.”
Compensation of financial intermediaries
The JHVIT funds are not sold directly to the general public but instead are offered as underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”) may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The JHVIT funds pay fees to the Related Parties for management, distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to insurance and related companies may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Investing during transition periods
A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing (applicable to all funds except Money Market Trust)
During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, or in carrying out changes to the fund’s subadvisor or investment process, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. dollars or foreign currencies and may include debt of foreign corporations, governments and supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.
ESG integration (applicable to all funds except 500 Index Trust, International Equity Index Trust, Mid Cap Index Trust, Money Market Trust, Short Term Government Income Trust, Small Cap Index Trust, Total Bond Market Trust, and Total Stock Market Index Trust)
The managers may consider environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of their investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in each fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Other permitted investments by the funds of funds
The funds of funds may directly:

■	Purchase U.S. government securities and short-term paper.

■
Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■
Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs.

■	Purchase exchange-traded notes (ETNs).

■
Invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

■
Invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation-indexed securities, convertible bonds,

233	OTHER PERMITTED INVESTMENTS BY THE FUNDS OF FUNDS

mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

■
Purchase securities of registered closed-end investment companies that are part of the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended.

■	Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

■
Make short sales of securities (borrow and sell securities not owned by the fund with the prior approval of the advisor’s Complex Securities Committee), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

■
Invest in qualified publicly traded partnerships and other publicly traded partnerships that, at the time of investment, the advisor believes will generate only good income for purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, including such publicly traded partnerships that invest principally in commodities or commodities-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

The funds of funds may use various investment strategies such as hedging and other related transactions. For example, a fund of funds may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. A fund of funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and Other Strategic Transactions” in the Statement of Additional Information (SAI).

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, the fund is not permitted to invest directly in such instruments unless the manager obtains prior written approval from the advisor’s Complex Securities Committee. See “Additional information concerning taxes” in the SAI.

+The Funds of Funds are:

Each Lifestyle Portfolio

Each Managed Volatility Portfolio

(Collectively the “Funds of Funds”)
Additional information about the risks of the Lifestyle Portfolios’ asset transfer process
The Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Lifestyle Balanced Portfolio and Lifestyle Conservative Portfolio (collectively, the “JHVIT Lifestyle Portfolios”) are offered in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”). The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the JHVIT Lifestyle Portfolio and the JHVIT Select Bond Trust through a nondiscretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and therefore limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors, including market movements. In general, the higher the equity component of a JHVIT Lifestyle Portfolio, the more likely that contract value will be reallocated from the JHVIT Lifestyle Portfolio to the JHVIT Select Bond Trust when equity markets fall. These asset reallocations may result in large-scale asset flows into and out of, and may negatively affect the performance of the JHVIT Lifestyle Portfolio and the underlying funds in which the JHVIT Lifestyle Portfolio invest.
As a result of large scale asset flows into and out of the JHVIT Lifestyle Portfolios, the underlying funds in which the JHVIT Lifestyle Portfolios invest, may also experience large-scale inflows and outflows. These flows may increase an underlying fund’s transaction costs and cause the fund to purchase or sell securities when it would not normally do so, which may negatively affect the underlying fund’s expense ratios and performance. It could be particularly disadvantageous for an underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle Portfolios bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle Portfolios.
Additional information about the funds of funds’ principal risks
Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.
The principal risks of investing in each fund of funds are summarized in the description of that fund above. These risks are more fully described below. The risks are described in alphabetical order and not in order of importance. The funds’ Statement of Additional Information (the “SAI”) dated the same date as this prospectus contains further details about these risks as well as information about additional risks.
Advance trade estimate risk
The JHVIT Lifestyle Portfolios may seek to mitigate asset transfer risk by adjusting their portfolios based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the JHVIT Lifestyle Portfolios’ subadvisor with an analytical tool that
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calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the JHVIT Lifestyle Portfolios’ portfolios with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the JHVIT Lifestyle Portfolios’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the JHVIT Lifestyle Portfolios will receive inflows that day (the “Trade Date”), the subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the JHVIT Lifestyle Portfolios will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of JHVIT Lifestyle shares, there can be no assurance that the prices paid by the JHVIT Lifestyle Portfolios will be better than if the JHVIT Lifestyle Portfolios had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the JHVIT Lifestyle Portfolios will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the JHVIT Lifestyle Portfolios are less than estimated, the JHVIT Lifestyle Portfolios could be forced to liquidate positions they had purchased. Conversely, if cash flows out of the JHVIT Lifestyle Portfolios are less than estimated, the JHVIT Lifestyle Portfolios may be required to repurchase positions they had sold. In addition, purchasing securities or shares of an underlying fund early could cause the JHVIT Lifestyle Portfolios to spend more money than they have available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the JHVIT Lifestyle Portfolios’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase JHVIT Lifestyle Portfolios expenses and adversely affect the performance of the JHVIT Lifestyle Portfolios.
Affiliated insurance companies risk
The Advisor may be influenced by the benefits to its affiliated life insurance companies in managing the fund and overseeing its subadvisors. The John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund have a financial interest in preserving the value of the funds and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the fund). To the extent the fund is successful in managing the volatility of returns and downside risk, the John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock insurance companies may be material. The fund and the fund’s investment advisor have adopted procedures that are intended to address these conflicts and ensure that the fund is managed in accordance with its disclosed investment objectives and strategies.
Asset allocation risk
Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the subadvisor may favor an asset category that performs poorly relative to the other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.
Cash and cash equivalents risk
Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance. To the extent that the fund invests in a money market fund, the fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the fund, which are borne directly by fund shareholders. In addition, while money market funds seek to maintain a stable net asset value, the value of a money market fund is not guaranteed and investors in money market funds can lose money, which could detract from the fund’s performance.
Cash collateral risk
Subject to the requirements of Rule 18f-4, to the extent a fund maintains cash collateral required to cover its obligations, such collateral holdings may have the effect of reducing overall portfolio returns. In addition, because such collateral positions cannot be eliminated or reduced unless the corresponding derivative obligation is eliminated or reduced, a large derivative position may materially limit the subadvisor’s flexibility in managing the fund.
Commodity risk
The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Commodities markets generally, and the energy sector specifically, had been adversely impacted by the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus (COVID-19) pandemic in 2020. Global oil prices declined
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significantly at the beginning of the coronavirus (COVID-19) pandemic and have experienced significant price volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil had slowed and oil storage facilities had reached their storage capacities. The impact on such commodities markets from varying levels of demand may continue to be volatile for an extended period of time.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
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In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement regarding the economic relationship between the UK and the EU. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. Despite the influence of the lockdowns, and the economic bounce back, Brexit has had a material impact on the UK’s economy. Additionally, trade between the UK and the EU did not benefit from the global rebound in trade in 2021, and remained at the very low levels experienced at the start of the coronavirus (COVID-19) pandemic in 2020, highlighting Brexit’s potential long-term effects on the UK economy.
In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the coronavirus (COVID-19) pandemic is likely to continue to stretch the resources and deficits of many countries in the EU and throughout the world, increasing the possibility that countries may be unable to make timely payments on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States responded to the coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the coronavirus (COVID-19) pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the coronavirus (COVID-19) pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also extended credit to small- and medium-sized businesses.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead
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Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on a fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, irregular and/or unexpected trading activity among retail investors, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
ESG integration risk
The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing a fund. The portion of a fund’s investments for which a manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that a fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into a fund’s investment process may result in a manager making different investments for a fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and a fund’s investment performance may be affected. Because ESG factors are one of many considerations for a fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in a fund’s investments.
The ESG characteristics utilized in a fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Although the manager has established its own structure to oversee ESG integration in accordance with the fund’s investment objective and strategies, successful integration of ESG factors will depend on the manager’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The method of evaluating ESG factors and subsequent impact on portfolio composition, performance, proxy voting decisions and other factors, is subject to the interpretation of the manager in accordance with the fund’s investment objective and strategies. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers. The manager may employ active shareowner engagement to raise ESG issues with the management of select portfolio companies. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require a fund to change its investment process with respect to ESG integration.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. A fund could purchase shares of an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning shares of an ETF include the risks of directly owning the underlying securities and other instruments the ETF holds. A lack of liquidity in an ETF (e.g., absence of an active trading market) could result in the ETF being more volatile than its underlying securities. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its net asset value (NAV). An ETF has its own fees and expenses, which are indirectly borne by the fund. A fund may also incur brokerage and other related costs when it purchases and sells ETFs. Also, in the case of passively-managed ETFs, there is a risk that an ETF may fail to closely track the index or market segment that it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index or other factors.
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Exchange-traded notes (ETNs) risk
ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer’s credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Duration is a measure of the price sensitivity of a debt security, or a fund that invests in a portfolio of debt securities, to changes in interest rates, whereas the maturity of a security measures the time until final payment is due. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Recent and potential future changes in government monetary policy may affect interest rates.

Beginning in March 2022, the Federal Reserve Board (Fed) began increasing interest rates and has signaled the potential for further increases. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.

The fixed-income securities market has been and may continue to be negatively affected by the coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators responded with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by S&P Global Ratings or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Fund of funds risk
The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
Affiliated subadvised fund conflicts of interest risk
The subadvisor may allocate the fund’s assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the
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subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor’s allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.
Multi-manager risk; limited universe of subadvisors and underlying funds
The fund’s ability to achieve its investment objective depends upon the subadvisor’s skill in determining the fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund is required to comply with the Derivatives Rule as outlined below. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulations promulgated or proposed thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict a fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
In addition, the regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the Compliance Date), Rule 18f-4 under the Investment Company Act of 1940 (the Derivatives Rule) replaced the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the funds will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited
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derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the Investment Company Act of 1940. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of a fund. Legislation or regulation may change the way in which a fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk, liquidity risk and operational risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent that a fund utilizes the following list of certain derivatives and other strategic transactions, it will be subject to associated risks. The main risks of each appear below.

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
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JHVIT Lifestyle Portfolios asset transfer risk
The Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, and Lifestyle Moderate Portfolio (the “JHVIT Lifestyle Portfolios”) are offered in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).
The Contracts provide that the John Hancock Issuers can automatically transfer contract value between each JHVIT Lifestyle Portfolio and the JHVIT Select Bond Trust through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle Portfolio, the more likely that contract value will be reallocated from a JHVIT Lifestyle Portfolio to the JHVIT Select Bond Trust when equity markets fall. These asset flows may negatively affect the performance of the JHVIT Lifestyle Portfolio and an underlying fund in which a JHVIT Lifestyle Portfolio invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle Portfolios bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle Portfolios.
Leveraging risk
A fund’s use of derivatives may cause its portfolio to be leveraged (i.e., the fund’s exposure to underlying securities, assets or currencies exceeds its net asset value). Leveraging long exposures increases a fund’s losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Managed Volatility Portfolio Hedging risk
There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures as a result of the risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.
Operational and cybersecurity risk
With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, the fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the fund and its shareholders. Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
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Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Quantitative modeling risk
In determining when to employ risk management techniques and/or reallocate exposure among equity, fixed-income and cash, the subadvisor uses quantitative models that use historical market data. However, future market conditions may not be consistent with historical periods, and the historical data may not, therefore, prove to be an accurate predictor of future volatility or losses. The model also may not measure or analyze such data effectively. Thus, the quantitative model may not produce the desired results and may not accurately forecast either future volatility or future large market declines, and this would affect the ability of a fund to be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.
Risk management strategies may not be successful, may limit upside potential or may permit or result in losses
The purposes of the risk management strategies are to attempt to limit the fund’s total risk exposure during periods of high market volatility and reduce the fund’s losses during market declines; however, there is no assurance that these strategies will be successful. These risk management strategies could limit the upside participation of the fund in rising equity markets during periods of high volatility. In instances of equity market declines followed by rising equity markets and significant levels of market volatility, these risk management strategies may detract from fund performance and at times prevent the fund from fully recovering losses by limiting the levels of exposure to equity markets. Due to the use of historical data in the models used in the risk management strategy, there can be delays, especially during volatile markets, in fully implementing the strategy when markets are declining causing the fund to experience greater losses than if the strategy had been fully implemented. There can also be delays, especially during volatile markets, in removing hedges designed to limit losses during declining markets when markets are rising strongly causing the fund to not fully participate in the rising market. The application of risk management techniques can be complex, and misjudgments in implementation may result in under- or over-allocations to equity, fixed-income and/or cash and cash equivalent exposure causing the fund to underperform or experience losses. Also, futures contracts may be subject to exchange-imposed daily price fluctuation limits, and trading may be halted if a contract’s price moves above or below the limit on a given day. As a result, the fund may not be able to promptly liquidate unfavorable futures positions and could be required to hold such positions until the delivery date, regardless of changes in its value.
Since the characteristics of many securities change as markets change or time passes, the success of risk management techniques will be subject to the portfolio managers’ ability to execute the strategy. Moreover, risk management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. Any one or more of these factors may prevent the fund from achieving the intended risk management goals or could cause the fund to underperform or experience losses (some of which may be sudden) or volatility for any particular period.
Short positions risk
In taking a short position, a fund seeks to profit from an anticipated decline in the value of a security or index of securities. If the security or index instead appreciates in value, the fund will incur losses by having to pay to close out its position at a higher price than the price it received to open that position. Unlike losses from declines in long positions in stocks or other securities (which may not exceed the original amount invested), the losses a fund may incur to close out a short position if the underlying security or index increases in value are potentially unlimited.
Swaps risk
Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.
Target allocation risk
When a fund has a greater allocation to equity securities, it will be less conservative and have more equity securities risk exposure. These risks are explained under “Equity securities risk.” The risks associated with fixed-income and short-term fixed-income securities are explained under “Fixed-income securities risk,” “Interest-rate risk,” “Credit and counterparty risk,” and “Lower-rated fixed-income securities risk and high yield securities risk.”
Use of index futures risk
While the use of index futures may involve a small investment of cash, the losses to a fund could exceed the amount invested, and in certain cases even the total value of the fund’s assets, due to the embedded leverage provided by the derivative. Index futures may also result in a loss to the fund if the counterparty to the transaction does not perform.
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Additional information about the funds’ principal risks
An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance. A fund’s investment strategy may not produce the intended results.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.
The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping a fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).
Asset allocation risk
Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the subadvisor may favor an asset category that performs poorly relative to the other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.
Cash and cash equivalents risk
Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance. To the extent that the fund invests in a money market fund, the fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the fund, which are borne directly by fund shareholders. In addition, while money market funds seek to maintain a stable net asset value, the value of a money market fund is not guaranteed and investors in money market funds can lose money, which could detract from the fund’s performance.
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Concentration risk
When a fund’s investments are focused in one or more industries or sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that concentrated funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors. From time to time, a small number of companies may represent a large portion of a single industry or sector or a group of related industries or sectors as a whole. A downturn in the real estate industry may significantly detract from performance.
Consumer discretionary sector risk
The consumer discretionary sector may be affected by fluctuations in supply and demand, and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations.
Convertible securities risk
Convertible securities are subject to certain risks of both equity and debt securities. Convertible securities may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Convertible securities generally offer lower interest or dividend yields than nonconvertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to
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be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than the company’s common stock.
Credit and counterparty risk
This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Defaulted debt risk
Investing in defaulted debt securities is speculative and involves substantial risks in addition to the risks of investing in high-yield securities that have not defaulted. The fund generally will not receive interest payments on defaulted debt securities, and there is a substantial risk that principal will not be repaid. A fund investing in defaulted debt securities may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on the securities. In any reorganization or liquidation proceeding relating to defaulted debt, a fund may lose its entire investment in such securities or may be required to accept cash or securities with a value lower than the fund’s original investment. Defaulted debt securities and any securities received in exchange for defaulted debt securities may be subject to restrictions on resale.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
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Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement regarding the economic relationship between the UK and the EU. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. Despite the influence of the lockdowns, and the economic bounce back, Brexit has had a material impact on the UK’s economy. Additionally, trade between the UK and the EU did not benefit from the global rebound in trade in 2021, and remained at the very low levels experienced at the start of the coronavirus (COVID-19) pandemic in 2020, highlighting Brexit’s potential long-term effects on the UK economy.
In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the coronavirus (COVID-19) pandemic is likely to continue to stretch the resources and deficits of many countries in the EU and throughout the world, increasing the possibility that countries may be unable to make timely payments on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States responded to the coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the coronavirus (COVID-19) pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the coronavirus (COVID-19) pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also extended credit to small- and medium-sized businesses.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among
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other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on a fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Equity securities risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, irregular and/or unexpected trading activity among retail investors, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.
Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investment style risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investment style risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value security may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value securities also carries the risk that in certain markets, value securities will underperform growth securities. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

ESG integration risk (applicable to all funds except 500 Index Trust, International Equity Index Trust, Mid Cap Index Trust, Money Market Trust, Short Term Government Income Trust, Small Cap Index Trust, Total Bond Market Trust, and Total Stock Market Index Trust)
The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing a fund. The portion of a fund’s investments for which a manager considers these ESG factors may vary, and could increase or decrease over time. A manager may consider these ESG factors on all or a meaningful portion of a fund’s investments. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that a fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into a fund’s investment process may result in a manager making different investments for a fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and a fund’s investment performance may be affected. Because ESG factors are one of many considerations for a fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in a fund’s investments.
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The ESG characteristics utilized in a fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Although the manager has established its own structure to oversee ESG integration in accordance with the fund’s investment objective and strategies, successful integration of ESG factors will depend on the manager’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The method of evaluating ESG factors and subsequent impact on portfolio composition, performance, proxy voting decisions and other factors, is subject to the interpretation of the manager in accordance with the fund’s investment objective and strategies. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers. The manager may employ active shareowner engagement to raise ESG issues with the management of select portfolio companies. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require a fund to change its investment process with respect to ESG integration.
Exchange-traded funds (ETFs) risk
ETFs are a type of investment company bought and sold on a securities exchange. A fund could purchase shares of an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning shares of an ETF include the risks of directly owning the underlying securities and other instruments the ETF holds. A lack of liquidity in an ETF (e.g., absence of an active trading market) could result in the ETF being more volatile than its underlying securities. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its net asset value (NAV). An ETF has its own fees and expenses, which are indirectly borne by the fund. A fund may also incur brokerage and other related costs when it purchases and sells ETFs. Also, in the case of passively-managed ETFs, there is a risk that an ETF may fail to closely track the index or market segment that it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index or other factors.
Financial services sector risk
A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, certain financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Duration is a measure of the price sensitivity of a debt security, or a fund that invests in a portfolio of debt securities, to changes in interest rates, whereas the maturity of a security measures the time until final payment is due. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Recent and potential future changes in government monetary policy may affect interest rates.

Beginning in March 2022, the Federal Reserve Board (Fed) began increasing interest rates and has signaled the potential for further increases. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.

Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.

The fixed-income securities market has been and may continue to be negatively affected by the coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators responded with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

With regard to Money Market Trust, a sharp and unexpected rise in interest rates could impair the fund’s ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield to shareholders or paying fund expenses out of fund assets and could impair the fund’s ability to maintain a stable net asset value.

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Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by S&P Global Ratings or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Floating rate loans risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Additionally, the Holding Foreign Companies Accountable Act (HFCAA) could cause securities of foreign companies, including American depositary receipts, to be delisted from U.S. stock exchanges if the companies do not allow the U.S. government to oversee the auditing of their financial information. Although the requirements of the HFCAA apply to securities of all foreign issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The fund may also need to seek other markets in which to transact in such securities, which could increase the fund’s costs.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a

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currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets or legal, regulatory, and political systems than traditional emerging-market countries. As a result, the risks of investing in emerging-market countries are magnified in frontier-market countries. Potential circumstances that may result in magnified risks in frontier-market countries include (i) extreme price volatility and illiquidity, (ii) government ownership or control of parts of the private sector or other protectionist measures, (iii) large currency fluctuations, (iv) limited investment opportunities, and (v) inadequate investor protections and regulatory enforcement. In certain frontier-market countries, fraud and corruption may be more prevalent than in developed-market countries.

Greater China risk. Although they are larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets and carry the high levels of risks associated with emerging market economies. In addition, there are risks particular to the region, including less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. In addition, investments in Taiwan could be adversely affected by its political relationship with China and because Taiwan does not exercise the same level of control over its economy as the government of the People’s Republic of China (PRC) does with respect to Mainland China’s economy, changes to its political and economic relationship with the PRC could adversely impact a fund’s investments.

Further, the attitude of the PRC toward growth and capitalism is uncertain, and the markets of Hong Kong and Mainland China could be hurt significantly by any government interference or any material change in government policy. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries may represent a relatively large portion of the Greater China market as a whole. All of these factors combined mean that the fund is more likely to experience greater price volatility and lower liquidity than a portfolio that invests substantially in equity securities of U.S. issuers.

Variable Interest Entities (VIEs) are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company. The VIE lists on a U.S. exchange and investors then purchase the stock issued by a VIE. VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds listed and traded on certain Chinese stock exchanges through Bond Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares listed and traded on certain Chinese stock exchanges through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

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Geographic focus risk
A fund’s performance will be closely tied to the market, currency, political, economic, regulatory, geopolitical, and other conditions in the countries and regions in which the fund’s assets are invested. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, and political and social instability in such countries and regions. To the extent the fund focuses its investments in a single country, a small number of countries, or a particular geographic region, its performance may be driven largely by country or region performance and could fluctuate more widely than if the fund were more geographically diversified.
Healthcare sector risk
Health sciences industries may be affected by product obsolescence, thin capitalization, limited product lines, markets, and financial resources, or personnel challenges and legislative or regulatory activities affecting the healthcare sector, such as approval policies for drugs, medical devices, or procedures, and changes in governmental and private payment systems and product liabilities.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund is required to comply with the Derivatives Rule as outlined below. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulations promulgated or proposed thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict a fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
In addition, the regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the Compliance Date), Rule 18f-4 under the Investment Company Act of 1940 (the Derivatives Rule) replaced the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the funds will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives
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transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the Investment Company Act of 1940. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of a fund. Legislation or regulation may change the way in which a fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk, liquidity risk and operational risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent that a fund utilizes the following list of certain derivatives and other strategic transactions, it will be subject to associated risks. The main risks of each appear below.

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Depositary Receipts. Depositary receipts are subject to most of the risks associated with investing in foreign and emerging market securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Inverse floating-rate securities. Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating-rate securities.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Options on futures. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options on futures. Counterparty risk does not apply to exchange-traded options.

Reverse repurchase agreements. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. A reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Swaptions. Risks associated with swaptions include liquidity risk (i.e., the inability to enter into closing transactions), risk of default of the underlying reference obligation, risk of disproportionate loss, and counterparty and interest-rate risk.

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Total return swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), market risk, interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in total return swaps.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Hybrid instrument risk
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.
Illiquid and restricted securities risk
Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.
Income stock risk
Income provided by the fund may be affected by changes in the dividend polices of the companies in which the fund invests and the capital resources available for such payments at such companies.
Index management risk
Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.
Industrials sector risk
Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may also be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs, and transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
Information technology companies risk
Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Initial public offerings (IPOs) risk
Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
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Investment company securities risk
A fund may invest in securities of other investment companies. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Large company risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (SOFR), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (IBOR) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
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Money Market Trust Only
A fund is exposed to liquidity risk when reduced trading volume, a relative lack of market makers, or legal restrictions impair the fund’s ability to sell its portfolio securities at an advantageous market price. While the fund endeavors to maintain a high level of liquidity in its portfolio, its ability to sell portfolio securities can deteriorate rapidly due to a lack of willing buyers, a reduced number of traditional market participants, the reduced capacity of traditional market participants to make a market in fixed-income securities, or general market conditions.
In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from money market funds may be higher than normal. The selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand, thereby impairing the fund’s ability to sell such securities. The inability to sell portfolio securities or the need to sell such securities under unfavorable market conditions may adversely affect the fund’s ability to maintain a stable $1.00 share price.
Loan participations risk
A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.
It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.
A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by S&P Global Ratings and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

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Master limited partnership (MLP) risk
Investing in MLPs involves certain risks related to investing in the underlying assets of MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt securities. In addition, investments in the debt and securities of MLPs involve certain other risks, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. The fund’s investments in MLPs may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price. If the fund is one of the largest investors in an MLP, it may be more difficult for the fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at an advantageous price when the fund desires to do so. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the fund. MLPs in which the fund may invest operate oil, natural gas, petroleum, or other facilities within the energy sector. As a result, the fund will be susceptible to adverse economic, environmental, or regulatory occurrences impacting the energy sector.
Reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus (COVID-19) pandemic adversely impacted MLPs. Global oil prices declined significantly at the beginning of the coronavirus (COVID-19) pandemic and have experienced significant price volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil slowed and oil storage facilities reached their storage capacities. Varying levels of demand and production and continued oil price volatility may continue to adversely impact MLPs and energy infrastructure companies.
Media and communications sector risk
Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures (including innovation by competitors and pricing competition), substantial capital requirements, research and development costs, fluctuating demand due to shifting demographics and changing consumer tastes, and changes in regulation. Certain companies in the communications sector may be particular targets of hacking and/or other cybersecurity breaches, which could adversely affect their businesses.
Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.

The mortgage-backed securities market has been and may continue to be negatively affected by the coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the

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pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Inverse interest-only securities. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

TBA mortgage contracts. To-be-announced (TBA) mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Non-diversified risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.
Operational and cybersecurity risk
With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, the fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the fund and its shareholders. Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Participatory notes risk
Participatory notes (p-notes) represent interests in securities listed on certain foreign exchanges. The return on a p-note is linked to the performance of the issuers of the underlying securities. The performance of p-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, p-notes are subject to liquidity risk.
Preferred and convertible securities risk
Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
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Privately held and newly public companies risk
Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.
Quantitative modeling risk
Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the manager’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Real estate investment trust (REIT) risk
REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Real estate securities risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

■	Declines in the value of real estate

■	Risks related to general and local economic conditions

■	Possible lack of availability of mortgage funds

■	Overbuilding

■	Extended vacancies of properties

■	Increased competition

■	Increases in property taxes and operating expenses

■	Changes in zoning laws

■	Losses due to costs resulting from the cleanup of environmental problems

■	Liability to third parties for damages resulting from environmental problems

■	Casualty or condemnation losses

■	Limitations on rents

■	Changes in neighborhood values and the appeal of properties to tenants

■	Changes in interest rates and

■	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.
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Securities of companies in the real estate industry have been and may continue to be negatively affected by the coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Redemption risk
Money Market Trust may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. In addition, the fund may suspend redemptions and liquidate the fund when permitted by applicable regulations.
Repurchase Agreements risk
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
S&P 500 Index risk
An investment in the fund involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index.
Sector risk
When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Communication. Companies in the communication sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the communication sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of communication companies in their primary markets.
Financial Services. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. The types of companies that comprise the financial services sector may change over time.
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These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, certain financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.
Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.
Insurance Companies. Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Technology companies. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Small and mid-sized company risk.”
Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations; increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
Short sales risk
A fund may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security. Further, if other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the fund will need to replace the borrowed security at an unfavorable price. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.
Until a fund closes its short position or replaces a borrowed security, a fund will comply with all applicable regulatory requirements, including the Derivatives Rule.
Small and mid-sized company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not
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obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.
Tax diversification risk
Money Market Trust operates as a “government money market fund” in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (a “Government Fund”). Additionally, the fund intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Diversification Requirements”). To satisfy the Diversification Requirements applicable to variable annuity contracts, the value of the assets of the fund invested in securities issued by the United States government must remain below specified thresholds. For these purposes, each United States government agency or instrumentality is treated as a separate issuer (subject to special rules applicable to government agency-issued mortgage-backed securities). Under a Notice issued by the Internal Revenue Service in 2016, pending amendment of the applicable regulations, government money market funds may rely upon an alternative diversification standard.
A failure to satisfy the Diversification Requirements could have significant adverse tax consequences for variable annuity contract owners whose contract values are determined by investment in the fund.
U.S. Government agency obligations risk
Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk
The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Value investment style risk
Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value security may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value securities also carries the risk that in certain markets, value securities will underperform growth securities. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.
Warrants risk
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Additional information about the funds’ investment policies (including each fund of funds)
Subject to certain restrictions and except as noted below, a fund may use the following investment strategies and purchase the following types of securities.
Foreign Repurchase Agreements
A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
Illiquid Securities
A fund may not invest more than 15% of its net assets (or 5% in the case of Money Market Trust) in securities that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.
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Indexed/Structured Securities
Funds may invest in indexed/structured securities. These securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Lending of Fund Securities
A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets, except through the purchase of debt obligations or the use of repurchase agreements. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Loan Participations
The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Mortgage Dollar Rolls
The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share. As further outlined in the “Hedging, derivatives, and other strategic transactions risk” above, the SEC adopted the Derivatives Rule on October 28, 2020, and in doing so announced it would rescind SEC releases, guidance and no-action letters related to funds’ coverage and asset segregation practices. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022. Covered rolls will be entered into in accordance with the regulatory requirements described in the “Government Regulation of Derivatives” section of the SAI.
Repurchase Agreements
The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid (except for those that can be terminated after a notice period of seven days or less).
Reverse Repurchase Agreements
The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed-upon time and at an agreed-upon price. Subject to the requirements noted in the “Government Regulation of Derivatives” section of the SAI, a fund will either treat reverse repurchase agreements and similar financings as derivatives subject to the Derivatives Rule limitations or not as derivatives and treat reverse repurchase agreements and similar financings transactions as senior securities equivalent to bank borrowings subject to asset coverage requirements of Section 18 of the 1940 Act. A fund will ensure that its repurchase agreement transactions are “fully collateralized” by maintaining in a custodial account cash, Treasury bills, other U.S. government securities, or certain other liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share.
U.S. Government Securities
The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT POLICIES (INCLUDING EACH FUND OF FUNDS)	262

Warrants
The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.
Management
Board of Trustees
JHVIT is managed under the direction of its Trustees. The Board of Trustees oversees the business activities of the funds and retains the services of the various firms that carry out the operations of the funds. The Board may change the investment objective and strategy of a fund without shareholder approval.
Investment Management
John Hancock Variable Trust Advisers LLC (the “Advisor”) is the investment advisor to JHVIT and is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is a Delaware limited liability company with its principal offices located at 200 Berkeley Street, Boston, Massachusetts 02116. The advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and principally as “John Hancock” in the United States.

JHVIT fund shares are sold only to insurance companies and their separate accounts as the underlying investment option for variable annuity and variable life insurance contracts and group annuity contract offered to 401(k) plans (“variable contracts”). Two of these insurance companies, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, are affiliates of the Advisor (the “Affiliated Insurance Companies”). The Affiliated Insurance Companies perform administrative services for the JHVIT funds in connection with the variable contracts for which they serve as the underlying investment option. To compensate the Affiliated Insurance Companies for providing these services, the Advisor, not the JHVIT funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the JHVIT funds attributable to variable contracts issued by the Affiliated Insurance Company. The Advisor may also pay insurance companies not affiliated with the Advisor an administrative fee for performing similar administrative services for the JHVIT funds.

Subject to general oversight by the Board of Trustees, the Advisor manages and supervises the investment operations and business affairs of the fund. The Advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the Advisor. In this role, the Advisor has supervisory responsibility for managing the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of the subadvisor and the funds, as described in further detail below. The Advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The Advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

The Advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the Advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The Advisor employs a team of investment professionals who provide these ongoing research and monitoring services.

Subject to approval by the Board of Trustees, the Advisor may elect to manage fund assets directly. As compensation for its services, the Advisor receives a fee from JHVIT computed separately for each fund. Appendix A to this Prospectus is a schedule of the management fees each fund currently is obligated to pay the Advisor. The subadvisors are compensated by the Advisor and not by the funds.

The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the Advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. Each fund, therefore, is able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or JHVIT (other than by reason of serving as a subadvisor to a fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

A discussion regarding the basis for the Board’s approval of the advisory and subadvisory agreements for the funds is available in the funds’ semi-annual reports to shareholders for the period ended June 30, 2022.

For information on the advisory fee for the master fund for each of the JHVIT Feeder Funds, please refer to the master fund prospectus (the American Funds Insurance Series prospectus) which accompanies this Prospectus.
Additional information about fund expenses
Each fund’s annual operating expenses will likely vary throughout the period and from year to year. Each fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in
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average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the funds (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Fundamental Large Cap Value Trust Series I shares in an amount equal to the amount by which expenses of Fundamental Large Cap Value Trust Series I shares exceed 0.88% of average daily net assets attributable to the class. For purposes of this agreement, “expenses of Fundamental Large Cap Value Trust Series I shares” means all expenses of the class (including fund expenses attributable to the class), excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement expires on April 30, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Lifestyle Balanced Portfolio Series I and Series II shares in an amount equal to the amount by which expenses of Lifestyle Balanced Portfolio Series I and Series II shares exceed 1.83% of average daily net assets attributable to the class. For purposes of this agreement, “expenses of Lifestyle Balanced Portfolio Series I and Series II shares” means all expenses of the class (including fund expenses attributable to the class), excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, and (e) short dividend expense. This agreement expires on April 30, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Lifestyle Growth Portfolio Series I shares in an amount equal to the amount by which expenses of Lifestyle Growth Portfolio Series I shares exceed 0.92% of average daily net assets attributable to the class. For purposes of this agreement, “expenses of Lifestyle Growth Portfolio Series I shares” means all expenses of the class (including fund expenses attributable to the class), excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, and (e) short dividend expense. This agreement expires on April 30, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Small Cap Index Trust Series I and Series NAV shares in an amount equal to the amount by which expenses of Small Cap Index Trust Series I and Series NAV shares exceed 0.70% of average daily net assets attributable to the class. For purposes of this agreement, “expenses of Small Cap Index Trust Series I and Series NAV shares” means all expenses of the class (including fund expenses attributable to the class), excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement expires on April 30, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Subadvisors and Portfolio Managers
The subadvisors handle the portfolio management activities of the funds, subject to oversight by the Advisor. Each subadvisor formulates a continuous investment program for each fund it subadvises, consistent with the fund’s investment objective and strategies as described above. Each subadvisor regularly reports to the Advisor and the Board of Trustees with respect to the implementation of such programs.
Set forth below, in alphabetical order by subadvisor, is additional information about the subadvisors and the fund portfolio managers. The SAI includes additional details about the portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.
Funds of Funds
The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, MFC, as the parent company of each subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisors. Accordingly, there is a conflict of interest in that there is an incentive for each subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund (and to affiliated underlying funds more broadly) only when the subadvisor believes it is in the best interests of fund shareholders, without regard to any economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.
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Allspring Global Investments, LLC (“Allspring Investments”)
Allspring Investments, located at 1415 Vantage Park Drive, Charlotte, North Carolina, is a registered investment advisor that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Allspring Investments is a wholly-owned subsidiary of Allspring Global Investment Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. As of December 31, 2022, Allspring Investments had total assets under management of approximately $369.6 billion.

Allspring Investments has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by Allspring Investments.

Fund	Portfolio Managers
Core Bond Trust	Maulik Bhansali, CFA Jarad Vasquez
Maulik Bhansali, CFA. Mr. Bhansali joined Allspring Investments in 2001, where he currently serves as a Senior Portfolio Manager.
Jarad Vasquez. Mr. Vasquez joined Allspring Investments in 2007, where he currently serves as a Senior Portfolio Manager.

Boston Partners Global Investors, Inc. (“Boston Partners”)
Boston Partners is an indirect, wholly owned subsidiary of ORIX Corporation of Japan. Boston Partners Global Investors, Inc. is located at One Beacon Street, 30th Floor, Boston, MA 02108. As of December 31, 2022, Boston Partners had total assets under management of approximately $88.1 billion.

Boston Partners has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by Boston Partners.

Fund	Portfolio Managers
Disciplined Value International Trust	Joseph F. Feeney, Jr., CFA* Christopher K. Hart, CFA Joshua M. Jones, CFA
Joseph F. Feeney, Jr., CFA. Chief Executive Officer and Chief Investment Officer—Equities. Managed the fund since 2020. Joined Boston Partners in 1995.
Christopher K. Hart, CFA. Portfolio Manager. Managed the fund since 2020. Joined Boston Partners in 2002.
Joshua M. Jones, CFA. Portfolio Manager. Managed the fund since 2020. Joined Boston Partners in 2006.
*Effective December 31, 2023, Joseph F. Feeney, Jr. will no longer serve as a portfolio manager of the fund.

Capital Research and Management Company (“CRMC”)
CRMC is located at 333 South Hope Street, Los Angeles, California 90071. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc. CRMC has been providing investment management services since 1931. As of December 31, 2022, CRMC had total assets under management of more than $2.1 trillion.

CRMC manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions - Capital World Investors, Capital Research Global Investors and Capital International Investors - make investment decisions independently of one another.

CRMC has identified the following persons as jointly and primarily responsible for the day-to-day management of the master funds’ portfolios as set forth below. These managers are employed by CRMC.

Portfolio Manager for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Donald D. O’Neal Co-President and Trustee	Partner — Capital International Investors Investment professional for 38 years; all with CRMC or affiliate	Serves as an equity portfolio manager for Growth-Income Fund
Alan N. Berro Co-President	Partner — Capital World Investors Investment professional for 38 years in total; 32 years with CRMC or affiliate	Serves as an equity portfolio manager for Asset Allocation Fund
Sung Lee Senior Vice President	Partner — Capital Research Global Investors Investment professional for 29 years; all with CRMC or affiliate	Serves as an equity portfolio manager for International Fund
Keiko McKibben Senior Vice President	Partner – Capital Research Global Investors Investment professional for 29 years in total; 25 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth-Income Fund
Renaud H. Samyn	Partner — Capital Research Global Investors Investment professional for 22 years; all with CRMC or affiliate	Serves as an equity portfolio manager for International Fund
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Paul Benjamin	Partner — Capital World Investors Investment professional for 18 years; all with CRMC or affiliate	Serves as an equity portfolio manager for Growth Fund
Mark L. Casey	Partner — Capital International Investors Investment professional for 23 years; all with CRMC or affiliate	Serves as an equity portfolio manager for Growth Fund
Patrice Collette Senior Vice President	Partner — Capital World Investors Investment professional for 29 years in total; 23 years with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund
David A. Daigle	Partner — Capital Fixed Income Investors Investment professional for 29 years in total; all with CRMC or affiliate	Serves as a fixed-income portfolio manager for Asset Allocation Fund
Peter Eliot Senior Vice President	Partner — Capital International Investors Investment professional for 28 years in total; 19 years with CRMC or affiliate	Serves as an equity portfolio manager for Asset Allocation Fund
Charles E. Ellwein	Partner — Capital Research Global Investors; Investment professional for 27 years in total; 17 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth-Income Fund
Irfan M. Furniturewala Senior Vice President	Partner — Capital International Investors Investment professional for 23 years in total; 22 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth Fund
Paul Flynn	Partner — Capital World Investors Investment professional for 27 years in total; 25 years with CRMC or affiliate	Serves as an equity/fixed-income portfolio manager for Global Growth Fund
J. Blair Frank	Partner — Capital Research Global Investors Investment professional for 30 years in total; 29 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth-Income Fund
Nicholas J. Grace	Partner – Capital Research Global Investors Investment professional for 33 years in total; 29 years with CRMC or affiliate	Serves as an equity portfolio manager for International Fund
Roz Hongsaranagon	Partner – Capital World Investors Investment professional for 21 years in total; all with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund
Jonathan Knowles	Partner — Capital World Investors Investment professional for 31 years in total; all with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund
Jeffrey T. Lager	Partner — Capital International Investors Investment professional for 28 years in total; 27 years with CRMC or affiliate	Serves as an equity portfolio manager for Asset Allocation Fund
Jin Lee	Partner — Capital World Investors Investment professional for 27 years in total; 26 years with CRMC or affiliate	Serves as an equity portfolio manager for Asset Allocation Fund
Anne-Marie Peterson	Partner – Capital World Investors Investment professional for 29 years in total; 18 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth Fund
John R. Queen	Partner — Capital Fixed Income Investors Investment professional for 33 years in total; 21 years with CRMC or affiliate	Serves as a fixed-income portfolio manager for Asset Allocation Fund
Andraz Razen	Partner — Capital World Investors Investment professional for 25 years in total; 19 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth Fund
William L. Robbins	Partner — Capital International Investors Investment professional for 31 years in total; 28 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth-Income Fund
Carlos A. Schonfeld Senior Vice President	Partner – Capital International Investors Investment professional for 25 years; all with CRMC or affiliate	Serves as an equity portfolio manager for Growth-Income Fund
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Christopher Thomsen	Partner — Capital Research Global Investors Investment professional for 26 years in total; all with CRMC or affiliate	Serves as an equity portfolio manager for International Fund
Justin Toner	Partner — Capital World Investors, Investment professional for 29 years in total; 16 years with CRMC or affiliate	Serves as an equity portfolio manager for Asset Allocation Fund
Alan J. Wilson Senior Vice President	Partner — Capital World Investors Investment professional for 38 years in total; 32 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth Fund
Additional information regarding the portfolio managers’ compensation, management of other accounts, and ownership of securities in the funds can be found in the SAI.

Dimensional Fund Advisors LP (“Dimensional”)
Dimensional was organized in 1981 as “Dimensional Fund Advisors, Inc.,” a Delaware corporation, and in 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. As of December 31, 2022, Dimensional had total assets under management of approximately $584 billion.

Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management based on the parameters established by the Investment Committee. Dimensional has identified the following persons as jointly and primarily responsible for coordinating the day-to-day management of the funds’ portfolios as set forth below. These managers are employed by Dimensional.

Funds	Portfolio Managers
Emerging Markets Value Trust	Jed S. Fogdall Allen Pu, CFA, PhD Ethan Wren, CFA
International Small Company Trust	Jed S. Fogdall Arun Keswani, CFA Joel P. Schneider
Small Cap Opportunities Trust	Jed S. Fogdall Marc C. Leblond Joel P. Schneider
  Jed S. Fogdall. Global Head of Portfolio Management, Senior Portfolio Manager and Vice President at Dimensional and chairman of the Investment Committee. Mr. Fogdall joined Dimensional as a Portfolio Manager in 2004 and has been Global Head of Portfolio Management since 2019.

Marc C. Leblond. Senior Portfolio Manager and Vice President at Dimensional. Mr. Leblond joined Dimensional in 2015 and has been a portfolio manager since 2017.
Arun Keswani, CFA. Senior Portfolio Manager and Vice President at Dimensional. Mr. Keswani joined Dimensional in 2011 and has been a portfolio manager since 2013.
  Allen Pu, CFA, PhD. Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President at Dimensional and member of the Investment Committee. Mr. Pu joined Dimensional in 2006 as a portfolio manager.

  Joel P. Schneider. Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President at Dimensional and a member of the Investment Committee. Mr. Schneider joined Dimensional in 2011 and has been a portfolio manager since 2013.

Ethan Wren, CFA. Senior Portfolio Manager and Vice President at Dimensional. Mr. Wren joined Dimensional in 2010 and has been a portfolio manager since 2018.

GW&K Investment Management, LLC (“GW&K”)
Founded in 1974, GW&K serves as an investment advisor or subadvisor to private clients, pension and profit-sharing plans, mutual funds, estates, charitable foundations, endowments, corporations, and other entities. GW&K is located at 222 Berkeley Street, Boston, Massachusetts 02116. Affiliated Managers Group, Inc., a publicly traded asset management company (NYSE: AMG), holds a majority equity interest in GW&K. As of December 31, 2022, GW&K had total assets under management of approximately $46.8 billion.

GW&K has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by GW&K.

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Fund	Portfolio Manager
Small Cap Opportunities Trust	Joseph C. Craigen, CFA Daniel L. Miller, CFA
Joseph C. Craigen, CFA. Partner and Equity Portfolio Manager, who has been with GW&K since 2008.
Daniel L. Miller, CFA. Partner and Director of Equities, who has been with GW&K since 2008.

Jennison Associates LLC (“Jennison”)
Jennison is a Delaware limited liability company, located at 466 Lexington Avenue, New York, New York 10017, and has been (including its predecessor, Jennison Associates Capital Corp.) in the investment advisory business since 1969. Jennison is a direct, wholly-owned subsidiary of PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2022, Jennison had total assets under management of approximately $164.1 billion.

Jennison has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by Jennison.

Fund	Portfolio Managers
Capital Appreciation Trust	Blair A. Boyer Michael A. Del Balso Natasha Kuhlkin, CFA Kathleen A. McCarragher
  Blair A. Boyer. Mr. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003.

  Michael A. Del Balso. Mr. Del Balso is a Managing Director, and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst and became a portfolio manager in 1999.

Natasha Kuhlkin, CFA. Ms. Kuhlkin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004.
Kathleen A. McCarragher. Ms. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998.
The portfolio managers for the fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Manulife Investment Management (North America) Limited (“Manulife IM (NA)”)
Manulife IM (NA) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of JHVIT for which it is the subadvisor as well as other portfolios advised by the Advisor. Manulife IM (NA) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Manulife Investment Management (US) LLC and Manulife Investment Management (Hong Kong) Limited, collectively known as Manulife Financial. The address of Manulife IM (NA) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. References to Manulife IM (NA) below refer to its predecessor or affiliate organizations and entities. As of December 31, 2022, Manulife IM (NA) had total assets under management of approximately $13.5 billion.

Manulife IM (NA) has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolios as set forth below. These managers are employed by Manulife IM (NA).

Funds	Portfolio Managers
500 Index Trust	Boncana Maiga, CFA, CIM Ashikhusein Shahpurwala, CFA
Mid Cap Index Trust	Boncana Maiga, CFA, CIM Ashikhusein Shahpurwala, CFA
Small Cap Index Trust	Boncana Maiga, CFA, CIM Ashikhusein Shahpurwala, CFA
Total Stock Market Index Trust	Boncana Maiga, CFA, CIM Ashikhusein Shahpurwala, CFA
Boncana Maiga, CFA, CIM. Managing Director and Portfolio Manager; joined Manulife IM (NA) in 2010.
Ashikhusein Shahpurwala, CFA. Managing Director and Senior Portfolio Manager; joined Manulife IM (NA) in 2003.
MANAGEMENT	268

Manulife Investment Management (US) LLC (“Manulife IM (US)”)
Manulife IM (US), a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts 02116, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) and an affiliate of the Advisor. John Hancock Life Insurance Company (U.S.A.) is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. References to Manulife IM (US) below refer to its predecessor or affiliate organizations and entities. As of December 31, 2022, Manulife IM (US) had total assets under management of approximately $181.4 billion.

Manulife IM (US) has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolios as set forth below. These managers are employed by Manulife IM (US).

Funds	Portfolio Managers
Active Bond Trust	Peter M. Farley, CFA Howard C. Greene, CFA Jeffrey N. Given, CFA David A. Bees, CFA Pranay Sonalkar Connor Minnaar, CFA
Financial Industries Trust	Susan A. Curry Ryan P. Lentell, CFA
Fundamental All Cap Core Trust	Emory (Sandy) Sanders, CFA Jonathan T. White, CFA
Fundamental Large Cap Value Trust	Emory (Sandy) Sanders, CFA Nicholas Renart
Global Equity Trust	Paul Boyne Stephen Hermsdorf Edward Ritchie* Felicity Smith
Lifestyle Balanced Portfolio	Geoffrey Kelley, CFA David Kobuszewski, CFA Robert Sykes, CFA Nathan Thooft, CFA
Lifestyle Conservative Portfolio	Geoffrey Kelley, CFA David Kobuszewski, CFA Robert Sykes, CFA Nathan Thooft, CFA
Lifestyle Growth Portfolio	Geoffrey Kelley, CFA David Kobuszewski, CFA Robert Sykes, CFA Nathan Thooft, CFA
Lifestyle Moderate Portfolio	Geoffrey Kelley, CFA David Kobuszewski, CFA Robert Sykes, CFA Nathan Thooft, CFA
Managed Volatility Balanced Portfolio	Geoffrey Kelley, CFA Robert Sykes, CFA Nathan Thooft, CFA Jeffrey Wu
Managed Volatility Conservative Portfolio	Geoffrey Kelley, CFA Robert Sykes, CFA Nathan Thooft, CFA Jeffrey Wu
Managed Volatility Growth Portfolio	Geoffrey Kelley, CFA Robert Sykes, CFA Nathan Thooft, CFA Jeffrey Wu
Managed Volatility Moderate Portfolio	Geoffrey Kelley, CFA Robert Sykes, CFA Nathan Thooft, CFA Jeffrey Wu
269	MANAGEMENT

Select Bond Trust	Howard C. Greene, CFA Jeffrey N. Given, CFA Pranay Sonalkar Connor Minnaar, CFA
Short Term Government Income Trust	Howard C. Greene, CFA Jeffrey N. Given, CFA Connor Minnaar, CFA
Strategic Equity Allocation Trust	Matthew Murphy, CFA Nathan Thooft, CFA
Strategic Income Opportunities Trust	Thomas C. Goggins Kisoo Park Christopher M. Chapman, CFA Bradley L. Lutz, CFA
Total Bond Market Trust	Peter M. Farley, CFA
Ultra Short Term Bond Trust	Howard C. Greene, CFA Jeffrey N. Given, CFA Pranay Sonalkar Connor Minnaar, CFA
David A. Bees, CFA. Managing Director and Portfolio Manager; joined Manulife IM (US) in 2001.
Paul Boyne. Team Head, Portfolio Manager; joined Manulife IM (US) in 2013.
Christopher M. Chapman, CFA. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 2005.
Susan A. Curry. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 2004.
Peter M. Farley, CFA. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 2012.
Jeffrey N. Given, CFA. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 1993.
Thomas C. Goggins. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 2009.
Howard C. Greene, CFA. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 2002.
Stephen Hermsdorf. Managing Director, Portfolio Manager; joined Manulife IM (US) in 2015.
Geoffrey Kelley, CFA. Senior Managing Director, Senior Portfolio Manager and Global Head of Strategic Asset Allocation, Multi-Asset Solutions Team; joined Manulife IM (US) in 2018.
David Kobuszewski, CFA. Managing Director, Portfolio Manager and Senior Investment Analyst, Multi-Asset Solutions Team; joined Manulife IM (US) in 2018.
Ryan P. Lentell, CFA. Managing Director and Portfolio Manager; joined Manulife IM (US) in 2008.
Bradley L. Lutz, CFA. Managing Director and Portfolio Manager; joined Manulife IM (US) in 2002.
Connor Minnaar, CFA. Senior Director and Associate Portfolio Manager; joined Manulife IM (US) in 2006.
Matthew Murphy, CFA. Managing Director and Portfolio Manager; joined Manulife IM (US) in 2009.
Kisoo Park. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 2011.
Nicholas Renart. Managing Director, Portfolio Manager; joined Manulife IM (US) in 2011.
Edward Ritchie, ASIP. Senior Managing Director, Senior Portfolio Manager; joined Manulife IM (US) in 2010.
Emory (Sandy) Sanders, CFA. Senior Managing Director, Senior Portfolio Manager; joined Manulife IM (US) in 2010.
Felicity Smith. Managing Director, Portfolio Manager and Analyst; joined Manulife IM (US) in 2020.
Pranay Sonalkar. Managing Director, Associate Portfolio Manager; joined Manulife IM (US) in 2014.
Robert Sykes, CFA. Senior Managing Director, Senior Portfolio Manager and Head of Asset Allocation, U.S., Multi-Asset Solutions Team; joined Manulife IM (US) in 2008.
Nathan Thooft, CFA. Chief Investment Officer and Senior Portfolio Manager, Multi-Asset Solutions Team; joined Manulife IM (US) in 2008.
Jonathan T. White, CFA. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 2011.
Jeffrey Wu. Managing Director, Portfolio Manager and Senior Derivatives Analyst of Multi-Asset Solutions Team; joined Manulife IM (US) in 2017; began business career in 2005.
*Effective November 30, 2023, Edward Ritchie, ASIP, will be added as a portfolio manager of the fund.

SSGA Funds Management, Inc. (“SSGA FM”)
SSGA FM is located at One Iron Street, Boston, Massachusetts 02210. SSGA FM is an SEC registered investment advisor and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street. As of December 31, 2022, SSGA had total assets under management of approximately $3.48 trillion.

The International Equity Index Trust is managed by SSGA’s Global Equity Beta Solutions (“GEBS”) Group. Portfolio managers Thomas Coleman and Karl Schneider are jointly and primarily responsible for the day-to-day management of the Portfolio. These managers are employed by SSGA FM.

MANAGEMENT	270

Fund	Portfolio Managers
International Equity Index Trust	Thomas Coleman, CFA Karl Schneider, CAIA
Thomas Coleman, CFA. Vice President and Senior Portfolio Manager; joined SSGA FM in 1998.
Karl Schneider, CAIA. Managing Director, Senior Portfolio Manager and Deputy Head of GEBS in the Americas; joined SSGA FM in 1997.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) T. Rowe Price Investment Management, Inc. serves as sub-subadvisor to Capital Appreciation Value Trust and Small Company Value Trust
T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of December 31, 2022, T. Rowe Price and its affiliates managed over $1.27 trillion for individual and institutional investor accounts.

T. Rowe Price has identified the following persons as primarily responsible for the day-to-day management of the funds’ portfolios as set forth below. These managers are employed by T. Rowe Price.

Funds	Portfolio Managers
Blue Chip Growth Trust	Paul Greene II
Capital Appreciation Value Trust	David R. Giroux, CFA
Equity Income Trust	John D. Linehan, CFA
Health Sciences Trust	Ziad Bakri, MD, CFA
Mid Value Trust	Vincent DeAugustino, CFA
Science & Technology Trust	Ken Allen* Anthony Wang*
Small Company Value Trust	J. David Wagner, CFA
Ken Allen. Vice President; joined T. Rowe Price in 2000.
Ziad Bakri, MD, CFA. Vice President; joined T. Rowe Price in 2011.
Vincent DeAugustino, CFA. Vice President; originally joined T. Rowe Price in 2006 and returned to T. Rowe Price in 2015.
David R. Giroux, CFA. Vice President; joined T. Rowe Price in 1998.
Paul Greene II. Vice President; joined T. Rowe Price in 2006.
John D. Linehan, CFA. Vice President; joined T. Rowe Price in 1998.
J. David Wagner, CFA. Vice President; joined T. Rowe Price in 2000.
Anthony Wang. Vice President; joined T. Rowe Price in 2017.
*Effective October 1, 2023, Anthony Wang will be added as a portfolio manager of the fund, and effective January 1, 2024, Ken Allen will no longer serve as a portfolio manager of the fund.

Wellington Management Company LLP (“Wellington Management”)
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington Management had total assets under management of approximately $1.15 trillion.

Wellington Management has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolios as set forth below. These managers are employed by Wellington Management.

Funds	Portfolio Managers
Investment Quality Bond Trust	Robert D. Burn, CFA Campe Goodman, CFA Joseph F. Marvan, CFA
Mid Cap Growth Trust	Mario E. Abularach, CFA Stephen Mortimer
Opportunistic Fixed Income Trust	Brian M. Garvey Brij S. Khurana
Real Estate Securities Trust	Bradford D. Stoesser
Small Cap Stock Trust	Ranjit Ramachandran, CFA
Small Cap Value Trust	Edmond C. Griffin, CFA Shaun F. Pedersen Danielle S. Williams, CFA
271	MANAGEMENT

Mario E. Abularach, CFA. Senior Managing Director and Equity Research Analyst of Wellington Management; joined the firm as an investment professional in 2001.
Robert D. Burn, CFA. Managing Director and Fixed Income Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2007.
Brian M. Garvey. Senior Managing Director and Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2007.
Campe Goodman, CFA. Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2000.
Edmond C. Griffin, CFA. Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2008.
Brij S. Khurana. Senior Managing Director and Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2016.
Joseph F. Marvan, CFA. Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2003.
Stephen Mortimer. Senior Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2001.
Shaun F. Pedersen. Senior Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2004.
Ranjit Ramachandran, CFA. Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2014.
Bradford D. Stoesser. Senior Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2005.
Danielle S. Williams, CFA. Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2014.

Western Asset Management Company, LLC (“WAMCO”) Western Asset Management Company Limited serves as sub-subadvisor
WAMCO, 385 E. Colorado Boulevard, Pasadena, California 91101, is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the Firm has pursued since 1971. From offices in Pasadena, New York, Sao Paulo, London, Zürich, Singapore, Hong Kong, Tokyo and Melbourne, WAMCO’s 746 employees perform investment services for a wide variety of global clients. The Firm’s clients include charitable, corporate, health care, insurance, mutual fund, public and union organizations, and client portfolios range across an equally wide variety of mandates, from money markets to emerging markets. WAMCO’s client base totals 574, representing 35 countries and 1,386 accounts. As of December 31, 2022, WAMCO had total assets under management of approximately $394.9 billion.

WAMCO has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by WAMCO.

Fund	Portfolio Manager
High Yield Trust	Michael C. Buchanan Walter E. Kilcullen S. Kenneth Leech
Michael C. Buchanan. Deputy Chief Investment Officer; joined WAMCO in 2005.
Walter E. Kilcullen. Head of US High Yield; joined WAMCO in 2002.
S. Kenneth Leech. Chief Investment Officer of WAMCO; joined WAMCO in 1990.
Share classes and Rule 12b-1 plans
Share classes
The funds may issue four classes of shares: Series I, Series II, Series III and NAV shares (not all funds issue all share classes). Each share class is the same except for differences in the allocation of fund expenses and voting rights as described below.
The expenses of each fund are generally borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. “Class expenses,” however, are allocated to each class. “Class expenses” include Rule 12b-1 fees (if any) paid by a share class and other expenses determined by the Advisor to be properly allocable to a particular class. The Advisor will make such allocations in a manner and using such methodology as it determines to be reasonably appropriate, subject to ratification or approval by the Board. The kinds of expenses that the Advisor may allocate to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.
All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is
SHARE CLASSES AND RULE 12B-1 PLANS	272

submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.
Rule 12b-1 plans
Rule 12b-1 fees will be paid to JHVIT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”).
To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:
(i) for any expenses relating to the distribution of the shares of the class,
(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and
(iii) for the payment of “service fees” that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority.
Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives.
The annual Rule 12b-1 fee rate currently accrued by each fund is set forth in the expense table of each fund. Subject to the approval of the Board, each fund may under the 12b-1 Plans charge Rule 12b-1 fees up to the following maximum annual rates:
Series I shares
an annual rate of up to 0.15%* of the net assets of the Series I shares
*0.60% in the case of American Asset Allocation Trust, American Global Growth Trust, American Growth-Income Trust, American Growth Trust and American International Trust.
Series II shares
an annual rate of up to 0.35%* of the net assets of the Series II shares
*0.75% in the case of American Asset Allocation Trust, American Global Growth Trust, American Growth-Income Trust, American Growth Trust and American International Trust.
Series III shares
an annual rate of up to 0.25% of the net assets of the Series III shares
Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.
General information
Purchase and redemption of shares
Shares of each fund are offered continuously, without sales charge, and are sold and redeemed each business day at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. A business day is any day that the New York Stock Exchange is open for business. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

■	trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

■
an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

■	the SEC by order so permits for the protection of security holders of JHVIT.

Shares of the funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds (“Underlying Funds”) and to certain qualified retirement plans (“qualified plans”).
Due to differences in tax treatments and other considerations, the interests of holders of variable annuity and variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board of Trustees of JHVIT (the “Board” or “Trustees”) will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.
Money Market Trust Only
If the Board of Trustees, including a majority of the Independent Trustees, determines that the deviation between the fund’s amortized cost price per share and the market-based NAV per share may result in material dilution or other unfair results, the Board of Trustees, subject to certain conditions, may suspend redemptions and payments in order to facilitate the permanent termination of the fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.
273	GENERAL INFORMATION

Valuation of shares
The net asset value (NAV) for each class of shares of the funds is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the advisor’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the funds do not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the funds’ NAV is not calculated. Consequently, each fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of each fund (except Money Market Trust) has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.
Money Market Trust Only
The net asset value (NAV) for each class of shares of the fund is normally determined each business day at the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time) on each business day that the NYSE is open. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the advisor’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests.
To help the fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium is amortized to maturity. To ensure that such amortized cost valuations are representative of the investments’ fair market value, the fund also calculates a market-based NAV daily. If the fund’s board determines that the deviation between the fund’s amortized cost NAV and its market-based NAV would cause a material dilution or other unfair results to shareholders, the board will cause the fund to take appropriate remedial action, which may include redeeming shares in kind, selling portfolio securities, or reducing the number of outstanding fund shares. See “Net Asset Value” in the SAI for more information. The current NAV of the fund is available on our website at https://www.johnhancock.com/life-insurance/money-market-trust-filings.html.
Valuation of securities
The Board has designated the funds’ advisor as the valuation designee to perform fair value functions for each fund in accordance with the advisor’s valuation policies and procedures. As valuation designee, the advisor will determine the fair value, in good faith, of securities and other assets held by each fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply and test fair value methodologies, and oversee and evaluate pricing services and other valuation agents used in valuing a fund’s investments. The advisor is subject to Board oversight and reports to the Board information regarding the fair valuation process and related material matters. The advisor carries out its responsibilities as valuation designee through its Pricing Committee.
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the advisor’s Pricing Committee in certain instances pursuant to procedures established by the advisor and adopted by the Board of Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades,
GENERAL INFORMATION	274

conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Board’s valuation designee, the advisor. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Money Market Trust Only

Money Market Trust operates as a government money market fund, as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, and accordingly, uses the amortized cost valuation method, which approximates market value, to value its portfolio securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the fund’s price per share as computed for the purpose of sales and redemptions at $1.00. The procedures direct the Advisor to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant NAV of $1.00 for the fund. The procedures also direct the Advisor to determine NAV based upon available market quotations (“Shadow Pricing”), pursuant to which daily market values for securities held by the fund will be obtained and compared to such securities’ amortized cost values to ensure that the amortized cost values are representative of fair market value pursuant to the funds’ procedures. The fund shall value daily: (a) all portfolio instruments for which market quotations are readily available at market; and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Board’s valuation designee, the Advisor. If the fair value of a security needs to be determined, the Advisor’s Pricing Committee will provide determinations, in accordance with procedures and methods established by the Advisor and adopted by the Board, of the fair value of securities held by the fund.

In determining market quotations that the fund may use for purposes of Shadow Pricing, pricing vendors may use matrix pricing or models that utilize certain inputs and assumptions to derive market quotations, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions. Special Shadow Pricing considerations may apply with respect to the fund’s “odd-lot” positions, as the fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally determine market quotations for securities assuming orderly transactions of institutional round lot sizes, but the fund may transact in such securities in smaller, odd lot sizes.

The Advisor’s Pricing Committee engages in oversight activities with respect to the fund’s pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.

In the event that the deviation from the amortized cost exceeds 0.30% of $1, or $0.003, per share in NAV, the Advisor shall promptly call a special meeting of the Board to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the fund’s amortized cost NAV may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Board include, but are not limited to:

■	redeeming shares in kind;

■	selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the fund;

■	withholding or reducing dividends;

■	utilizing a NAV based on available market quotations; or

275	GENERAL INFORMATION

■	investing all cash in instruments with a maturity on the next business day.

In certain extraordinary circumstances, the fund may, with Board approval, reduce the number of shares outstanding by redeeming proportionately from shareholders, such number of full and fractional shares as is necessary to maintain the NAV at $1.00 for the fund. Such reduction in the number of outstanding fund shares would not reduce the value of a shareholder’s holdings in the fund, and as a result, no monetary compensation would be paid for the redemption.

Since a dividend is declared to shareholders each time net asset value is determined, the NAV per share of each class of the fund will normally remain constant at $1.00. There is no assurance that the fund can maintain the $1.00 NAV. Monthly, any increase in the value of a shareholder’s investment in either class from dividends is reflected as an increase in the number of shares of such class in the shareholder’s account or is distributed as cash if a shareholder has so elected.

It is expected that the fund’s net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the fund determined at any time is a negative amount, the fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder’s portion of accrued income, the fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full or fractional shares which represents the amount of excess. By investing in any class of shares of the fund, shareholders are deemed to have agreed to make such a contribution. This procedure permits the fund to maintain its NAV at $1.00.

If, in the view of the Trustees, it is inadvisable to continue the practice of maintaining the fund’s NAV at $1.00, the Trustees reserve the right to alter the procedures for determining NAV. The fund will notify shareholders of any such alteration.
Dividends
JHVIT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.
Money Market Trust Only
Money Market Trust seeks to maintain a constant per share NAV of $1.00. Dividends from net investment income for this fund will generally be declared and reinvested, or paid in cash, as to a share class daily. However, if class expenses exceed class income on any given day, as may occur from time to time, the fund may determine not to pay a dividend on the class on that day and to resume paying dividends on that class only when, on a future date, the accumulated net investment income of the class is positive. The accumulated net investment income for a class on any day is equal to the accumulated income attributable to that class less the accumulated expenses attributable to that class since the last payment of a dividend on that class. When the fund resumes paying a dividend on a class, the amount of the initial dividend will be the accumulated net investment income for the class on the date of payment. As a result of this policy, the fund: (1) on any given day, may pay a dividend on all of its classes, on none of its classes or on some but not all of its classes; (2) may not pay a dividend on one or more classes for one or more indeterminate periods which may be as short as a day or quite lengthy; and (3) may, during a period in which it does not pay a dividend on a class, have days on which the net investment income for that class is positive but is not paid as a dividend because the accumulated net investment income for the class continues to be negative. In addition, a shareholder who purchases shares of a class with a negative accumulated net investment income could hold those shares during a period of positive net investment income and never receive a dividend unless and until that accumulated positive net investment income exceeded the negative accumulated net investment income at the time of purchase.
Disruptive short term trading
None of the funds are designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadvisor’s ability to effectively manage a fund in accordance with its investment objective and policies), dilute the interest in a fund held for long-term investment or adversely affect a fund’s performance (“Disruptive Short-Term Trading”).
The Board has adopted procedures to deter Disruptive Short-Term Trading and JHVIT seeks to deter and prevent such trading through several methods:
First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHVIT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.
Second, management of JHVIT will monitor purchases and redemptions of JHVIT shares either directly or through procedures adopted by the affiliated insurance companies that use JHVIT as their underlying investment vehicle. If management of JHVIT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment i.e. Disruptive Short-Term Trading, JHVIT may impose restrictions on such trading as described below.
Pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended, JHVIT and each insurance company that uses JHVIT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy that the insurance company reasonably believes is designed to deter disruptive short-term trading; (ii) furnish JHVIT, upon its request, with information regarding contract holder trading activities in shares of JHVIT; and (iii) enforce
GENERAL INFORMATION	276

its short term trading policy with respect to contract holders identified by JHVIT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHVIT, to cease to accept trading instructions from the financial intermediary for the contract holder unless such instructions are sent to the financial intermediary by regular U.S. mail.
Investors in JHVIT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that such limitations and ability may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHVIT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHVIT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHVIT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadvisor’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.
Market timers may target funds with the following types of investments:

1	Funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2	Funds with significant investments in high yield securities that are infrequently traded; and

3	Funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.
Money Market Trust Only
The fund does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs. However, money market funds are typically utilized by investors for short-term investments. Investors in money market funds value the ability to add and withdraw their funds quickly and without restrictions.
Moreover, because Government money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in market value, they generally are not the targets of abusive trading practices. For these reasons, the fund’s Board of Trustees has not adopted policies and procedures with respect to frequent purchases and redemptions of the fund’s shares, and the fund does not impose redemption fees or minimum holding periods for its investors. However, the fund’s management will seek to prevent an investor from utilizing the fund to facilitate frequent purchases and redemptions of shares in other JHVIT funds that are not money market funds. The JHVIT funds have adopted policies and procedures with respect to excessive trading and potential market timing activity for the non-money market JHVIT funds (as described above), and a contract holder will be prevented from purchasing additional shares or making further exchanges if the fund’s management determines that a contract holder has engaged in timing activities in contravention of a non-money market JHVIT fund’s policies.
Policy regarding disclosure of fund portfolio holdings
A description of the funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the SAI.
277	GENERAL INFORMATION

Financial highlights
The financial highlights table below for each fund is intended to help investors understand the financial performance of the fund for the past five years. Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). The total return information shown in the Financial Highlights tables does not reflect the fees and expenses of any separate account that may use John Hancock Variable Insurance Trust (“JHVIT”) as its underlying investment option or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.
The financial statements of JHVIT as of December 31, 2022, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP, along with JHVIT’s financial statements, as they appear in JHVIT’s annual report for the fiscal period ended December 31, 2022, has been incorporated by reference into the SAI. Copies of JHVIT’s annual report are available upon request.
500 Index Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	52.44	0.59	(10.22)	(9.63)	(0.56)	(1.55)	—	(2.11)	40.70	(18.37)	0.55	0.30	1.31	4,441	2
12-31-2021	43.08	0.52	11.55	12.07	(0.67)	(2.04)	—	(2.71)	52.44	28.29	0.54	0.30	1.06	5,400	2
12-31-2020	37.84	0.65	6.05	6.70	(0.71)	(0.75)	—	(1.46)	43.08	18.11	0.55	0.30	1.73	4,313	4
12-31-2019	29.81	0.64	8.52	9.16	(0.60)	(0.53)	—	(1.13)	37.84	31.05	0.55	0.30	1.84	3,797	3 [3]
12-31-2018	32.20	0.60	(2.02)	(1.42)	(0.44)	(0.53)	—	(0.97)	29.81	(4.69)	0.55	0.30	1.81	3,026	4
Series II
12-31-2022	52.45	0.50	(10.21)	(9.71)	(0.47)	(1.55)	—	(2.02)	40.72	(18.51)	0.75	0.50	1.11	70	2
12-31-2021	43.09	0.42	11.56	11.98	(0.58)	(2.04)	—	(2.62)	52.45	28.04	0.74	0.50	0.86	96	2
12-31-2020	37.87	0.58	6.02	6.60	(0.63)	(0.75)	—	(1.38)	43.09	17.83	0.75	0.50	1.53	79	4
12-31-2019	29.83	0.57	8.53	9.10	(0.53)	(0.53)	—	(1.06)	37.87	30.83	0.75	0.50	1.64	78	3 [3]
12-31-2018	32.22	0.53	(2.01)	(1.48)	(0.38)	(0.53)	—	(0.91)	29.83	(4.88)	0.75	0.50	1.61	66	4
Series NAV
12-31-2022	52.43	0.61	(10.20)	(9.59)	(0.59)	(1.55)	—	(2.14)	40.70	(18.31)	0.50	0.25	1.36	2,201	2
12-31-2021	43.07	0.54	11.55	12.09	(0.69)	(2.04)	—	(2.73)	52.43	28.36	0.49	0.25	1.11	2,944	2
12-31-2020	37.84	0.67	6.03	6.70	(0.72)	(0.75)	—	(1.47)	43.07	18.14	0.50	0.25	1.78	2,433	4
12-31-2019	29.80	0.66	8.52	9.18	(0.61)	(0.53)	—	(1.14)	37.84	31.16	0.50	0.25	1.90	2,229	3 [3]
12-31-2018	32.19	0.61	(2.01)	(1.40)	(0.46)	(0.53)	—	(0.99)	29.80	(4.65)	0.50	0.25	1.86	1,721	4
1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes in-kind transactions.
FINANCIAL HIGHLIGHTS	278

Active Bond Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	9.79	0.27	(1.64)	(1.37)	(0.30)	(0.06)	(0.36)	8.06	(13.85)	0.71	0.70	3.05	26	91
12-31-2021	10.34	0.24	(0.30)	(0.06)	(0.33)	(0.16)	(0.49)	9.79	(0.57)	0.70	0.69	2.35	34	95
12-31-2020	9.79	0.26	0.60	0.86	(0.31)	—	(0.31)	10.34	8.79	0.70	0.70	2.56	36	98
12-31-2019	9.21	0.29	0.56	0.85	(0.27)	—	(0.27)	9.79	9.25	0.70	0.70	2.96	37	88
12-31-2018	9.57	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	9.21	(0.60)	0.70	0.70	3.18	35	63
Series II
12-31-2022	9.81	0.25	(1.64)	(1.39)	(0.28)	(0.06)	(0.34)	8.08	(14.02)	0.91	0.90	2.83	103	91
12-31-2021	10.36	0.22	(0.30)	(0.08)	(0.31)	(0.16)	(0.47)	9.81	(0.77)	0.90	0.89	2.15	144	95
12-31-2020	9.81	0.24	0.60	0.84	(0.29)	—	(0.29)	10.36	8.57	0.90	0.90	2.36	156	98
12-31-2019	9.23	0.27	0.56	0.83	(0.25)	—	(0.25)	9.81	9.03	0.90	0.90	2.76	145	88
12-31-2018	9.59	0.28	(0.36)	(0.08)	(0.28)	—	(0.28)	9.23	(0.80)	0.90	0.90	2.98	141	63
Series NAV
12-31-2022	9.80	0.27	(1.63)	(1.36)	(0.31)	(0.06)	(0.37)	8.07	(13.78)	0.66	0.65	3.10	420	91
12-31-2021	10.34	0.24	(0.28)	(0.04)	(0.34)	(0.16)	(0.50)	9.80	(0.42)	0.65	0.64	2.40	549	95
12-31-2020	9.80	0.27	0.58	0.85	(0.31)	—	(0.31)	10.34	8.73	0.65	0.65	2.61	560	98
12-31-2019	9.22	0.29	0.57	0.86	(0.28)	—	(0.28)	9.80	9.30	0.65	0.65	3.01	542	88
12-31-2018	9.58	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	9.22	(0.55)	0.65	0.65	3.24	502	63

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
American Asset Allocation Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	13.11	0.17 [3]	(2.02)	(1.85)	(0.16)	(1.51)	—	(1.67)	9.59	(13.76)	0.63 [4]	0.62 [4]	1.54 [3]	320	9
12-31-2021	12.26	0.15 [3]	1.65	1.80	(0.15)	(0.80)	—	(0.95)	13.11	14.71	0.63 [4]	0.62 [4]	1.16 [3]	374	5
12-31-2020	12.58	0.16 [3]	1.22	1.38	(0.16)	(1.54)	—	(1.70)	12.26	12.02	0.63 [4]	0.62 [4]	1.30 [3]	334	3
12-31-2019	11.84	0.19 [3]	2.16	2.35	(0.16)	(1.45)	—	(1.61)	12.58	20.78	0.63 [4]	0.62 [4]	1.52 [3]	306	7
12-31-2018	14.29	0.18 [3]	(0.76)	(0.58)	(0.16)	(1.71)	—	(1.87)	11.84	(4.91)	0.63 [4]	0.62 [4]	1.27 [3]	262	6
Series II
12-31-2022	13.11	0.16 [3]	(2.01)	(1.85)	(0.15)	(1.51)	—	(1.66)	9.60	(13.77)	0.78 [4]	0.71 [4]	1.37 [3]	710	9
12-31-2021	12.26	0.13 [3]	1.65	1.78	(0.13)	(0.80)	—	(0.93)	13.11	14.61	0.78 [4]	0.71 [4]	0.98 [3]	921	5
12-31-2020	12.58	0.14 [3]	1.23	1.37	(0.15)	(1.54)	—	(1.69)	12.26	11.92	0.78 [4]	0.71 [4]	1.15 [3]	953	3
12-31-2019	11.84	0.17 [3]	2.17	2.34	(0.15)	(1.45)	—	(1.60)	12.58	20.67	0.78 [4]	0.71 [4]	1.36 [3]	967	7
12-31-2018	14.30	0.15 [3]	(0.75)	(0.60)	(0.15)	(1.71)	—	(1.86)	11.84	(5.06)	0.78 [4]	0.71 [4]	1.11 [3]	934	6
Series III
12-31-2022	13.12	0.21 [3]	(2.02)	(1.81)	(0.20)	(1.51)	—	(1.71)	9.60	(13.44)	0.28 [4]	0.27 [4]	1.82 [3]	101	9
12-31-2021	12.27	0.19 [3]	1.65	1.84	(0.19)	(0.80)	—	(0.99)	13.12	15.07	0.28 [4]	0.27 [4]	1.45 [3]	128	5
12-31-2020	12.58	0.20 [3]	1.23	1.43	(0.20)	(1.54)	—	(1.74)	12.27	12.45	0.28 [4]	0.27 [4]	1.61 [3]	125	3
12-31-2019	11.84	0.23 [3]	2.17	2.40	(0.21)	(1.45)	—	(1.66)	12.58	21.16	0.28 [4]	0.27 [4]	1.81 [3]	122	7
12-31-2018	14.30	0.22 [3]	(0.76)	(0.54)	(0.21)	(1.71)	—	(1.92)	11.84	(4.62)	0.28 [4]	0.27 [4]	1.56 [3]	116	6

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
279	FINANCIAL HIGHLIGHTS

American Global Growth Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	21.63	0.05 [3]	(5.61)	(5.56)	(0.04)	(2.30)	—	(2.34)	13.73	(25.05)	0.66 [4]	0.65 [4]	0.33 [3]	41	13
12-31-2021	19.75	(0.01) [3]	3.16	3.15	—	(1.27)	—	(1.27)	21.63	16.00	0.64 [4]	0.63 [4]	(0.04) [3]	48	8
12-31-2020	16.49	— 3,[5]	4.76	4.76	(0.01)	(1.49)	—	(1.50)	19.75	29.96	0.65 [4]	0.64 [4]	(0.02) [3]	39	6
12-31-2019	13.68	0.12 [3]	4.43	4.55	(0.10)	(1.64)	—	(1.74)	16.49	34.71	0.65 [4]	0.64 [4]	0.79 [3]	27	9
12-31-2018	16.10	0.05 [3]	(1.43)	(1.38)	(0.04)	(1.00)	—	(1.04)	13.68	(9.37)	0.64 [4]	0.64 [4]	0.29 [3]	17	11
Series II
12-31-2022	21.51	0.03 [3]	(5.57)	(5.54)	(0.02)	(2.30)	—	(2.32)	13.65	(25.08)	0.81 [4]	0.72 [4]	0.18 [3]	112	13
12-31-2021	19.66	(0.03) [3]	3.15	3.12	—	(1.27)	—	(1.27)	21.51	15.92	0.79 [4]	0.70 [4]	(0.14) [3]	169	8
12-31-2020	16.44	(0.02) [3]	4.74	4.72	(0.01)	(1.49)	—	(1.50)	19.66	29.80	0.80 [4]	0.71 [4]	(0.13) [3]	172	6
12-31-2019	13.64	0.09 [3]	4.44	4.53	(0.09)	(1.64)	—	(1.73)	16.44	34.66	0.80 [4]	0.71 [4]	0.60 [3]	161	9
12-31-2018	16.06	0.03 [3]	(1.42)	(1.39)	(0.03)	(1.00)	—	(1.03)	13.64	(9.46)	0.79 [4]	0.71 [4]	0.16 [3]	144	11
Series III
12-31-2022	21.71	0.11 [3]	(5.64)	(5.53)	(0.09)	(2.30)	—	(2.39)	13.79	(24.77)	0.31 [4]	0.30 [4]	0.64 [3]	25	13
12-31-2021	19.75	0.06 [3]	3.17	3.23	—	(1.27)	—	(1.27)	21.71	16.41	0.29 [4]	0.28 [4]	0.29 [3]	33	8
12-31-2020	16.43	0.05 [3]	4.77	4.82	(0.01)	(1.49)	—	(1.50)	19.75	30.44	0.30 [4]	0.29 [4]	0.30 [3]	32	6
12-31-2019	13.63	0.16 [3]	4.43	4.59	(0.15)	(1.64)	—	(1.79)	16.43	35.17	0.30 [4]	0.29 [4]	1.03 [3]	30	9
12-31-2018	16.05	0.10 [3]	(1.43)	(1.33)	(0.09)	(1.00)	—	(1.09)	13.63	(9.04)	0.29 [4]	0.29 [4]	0.60 [3]	27	11

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Less than $0.005 per share.
280	FINANCIAL HIGHLIGHTS

American Growth Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	26.51	— 3,[4]	(7.86)	(7.86)	—	(5.26) [5]	—	(5.26)	13.39	(30.20)	0.63 [6]	0.62 [6]	(0.02) [4]	188	11
12-31-2021	23.31	(0.04) [4]	5.05	5.01	—	(1.81) [5]	—	(1.81)	26.51	21.55	0.63 [6]	0.62 [6]	(0.14) [4]	265	14
12-31-2020	17.56	(0.01) [4]	8.58	8.57	(0.02)	(2.80)	—	(2.82)	23.31	51.52	0.63 [6]	0.62 [6]	(0.06) [4]	215	4
12-31-2019	16.55	0.07 [4]	4.50	4.57	(0.04)	(3.52)	—	(3.56)	17.56	30.30	0.63 [6]	0.63 [6]	0.38 [4]	148	12
12-31-2018	20.17	0.01 [4]	0.32	0.33	—	(3.95) [5]	—	(3.95)	16.55	(0.66)	0.63 [6]	0.62 [6]	0.06 [4]	121	13
Series II
12-31-2022	26.22	(0.02) [4]	(7.76)	(7.78)	(0.01)	(5.24) [5]	—	(5.25)	13.19	(30.25)	0.78 [6]	0.68 [6]	(0.11) [4]	481	11
12-31-2021	23.07	(0.06) [4]	5.00	4.94	—	(1.79) [5]	—	(1.79)	26.22	21.49	0.78 [6]	0.68 [6]	(0.23) [4]	739	14
12-31-2020	17.41	(0.03) [4]	8.51	8.48	(0.02)	(2.80)	—	(2.82)	23.07	51.46	0.78 [6]	0.68 [6]	(0.13) [4]	729	4
12-31-2019	16.44	0.05 [4]	4.47	4.52	(0.03)	(3.52)	—	(3.55)	17.41	30.20	0.78 [6]	0.69 [6]	0.28 [4]	619	12
12-31-2018	20.06	(0.01) [4]	0.33	0.32	—	(3.94) [5]	—	(3.94)	16.44	(0.71)	0.78 [6]	0.68 [6]	(0.03) [4]	574	13
Series III
12-31-2022	26.38	0.06 [4]	(7.82)	(7.76)	—	(5.33) [5]	—	(5.33)	13.29	(29.95)	0.28 [6]	0.27 [6]	0.31 [4]	76	11
12-31-2021	23.19	0.05 [4]	5.04	5.09	—	(1.90) [5]	—	(1.90)	26.38	22.00	0.28 [6]	0.27 [6]	0.19 [4]	106	14
12-31-2020	17.43	0.05 [4]	8.53	8.58	(0.02)	(2.80)	—	(2.82)	23.19	51.98	0.28 [6]	0.27 [6]	0.28 [4]	103	4
12-31-2019	16.44	0.12 [4]	4.49	4.61	(0.10)	(3.52)	—	(3.62)	17.43	30.80	0.28 [6]	0.28 [6]	0.70 [4]	91	12
12-31-2018	20.06	0.08 [4]	0.32	0.40	(0.05)	(3.97) [5]	—	(4.02)	16.44	(0.28)	0.28 [6]	0.27 [6]	0.38 [4]	83	13

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $0.005 per share.
4	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

5	Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
FINANCIAL HIGHLIGHTS	281

American Growth-Income Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	18.55	0.14 [3]	(3.28)	(3.14)	(0.13)	(1.07)	—	(1.20)	14.21	(16.78)	0.63 [4]	0.62 [4]	0.89 [3]	268	12
12-31-2021	15.87	0.13 [3]	3.59	3.72	(0.13)	(0.91)	—	(1.04)	18.55	23.61	0.63 [4]	0.62 [4]	0.74 [3]	344	3
12-31-2020	16.38	0.15 [3]	1.75	1.90	(0.16)	(2.25)	—	(2.41)	15.87	13.11	0.63 [4]	0.62 [4]	0.97 [3]	298	8
12-31-2019	15.03	0.21 [3]	3.45	3.66	(0.17)	(2.14)	—	(2.31)	16.38	25.70	0.63 [4]	0.62 [4]	1.28 [3]	288	13
12-31-2018	17.69	0.17 [3]	(0.32)	(0.15)	(0.17)	(2.34)	—	(2.51)	15.03	(2.18)	0.63 [4]	0.62 [4]	0.97 [3]	240	11
Series II
12-31-2022	18.45	0.12 [3]	(3.25)	(3.13)	(0.12)	(1.07)	—	(1.19)	14.13	(16.84)	0.78 [4]	0.70 [4]	0.78 [3]	380	12
12-31-2021	15.79	0.11 [3]	3.58	3.69	(0.12)	(0.91)	—	(1.03)	18.45	23.51	0.78 [4]	0.70 [4]	0.61 [3]	531	3
12-31-2020	16.31	0.14 [3]	1.74	1.88	(0.15)	(2.25)	—	(2.40)	15.79	13.02	0.78 [4]	0.70 [4]	0.88 [3]	528	8
12-31-2019	14.97	0.18 [3]	3.46	3.64	(0.16)	(2.14)	—	(2.30)	16.31	25.64	0.78 [4]	0.70 [4]	1.13 [3]	518	13
12-31-2018	17.63	0.15 [3]	(0.31)	(0.16)	(0.16)	(2.34)	—	(2.50)	14.97	(2.27)	0.78 [4]	0.70 [4]	0.85 [3]	492	11
Series III
12-31-2022	18.52	0.20 [3]	(3.29)	(3.09)	(0.19)	(1.07)	—	(1.26)	14.17	(16.56)	0.28 [4]	0.27 [4]	1.24 [3]	163	12
12-31-2021	15.83	0.19 [3]	3.60	3.79	(0.19)	(0.91)	—	(1.10)	18.52	24.13	0.28 [4]	0.27 [4]	1.05 [3]	216	3
12-31-2020	16.34	0.21 [3]	1.74	1.95	(0.21)	(2.25)	—	(2.46)	15.83	13.47	0.28 [4]	0.27 [4]	1.32 [3]	208	8
12-31-2019	14.99	0.26 [3]	3.46	3.72	(0.23)	(2.14)	—	(2.37)	16.34	26.16	0.28 [4]	0.27 [4]	1.58 [3]	202	13
12-31-2018	17.65	0.23 [3]	(0.32)	(0.09)	(0.23)	(2.34)	—	(2.57)	14.99	(1.82)	0.28 [4]	0.27 [4]	1.30 [3]	189	11

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
American International Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	20.56	0.22 [3]	(4.63)	(4.41)	(0.22)	(0.90)	—	(1.12)	15.03	(21.11)	0.64 [4]	0.63 [4]	1.32 [3]	106	15
12-31-2021	21.41	0.41 [3]	(0.80)	(0.39)	(0.42)	(0.04)	—	(0.46)	20.56	(1.81)	0.63 [4]	0.63 [4]	1.89 [3]	145	9
12-31-2020	19.83	0.06 [3]	2.46	2.52	(0.07)	(0.87)	—	(0.94)	21.41	13.56	0.64 [4]	0.63 [4]	0.32 [3]	170	10
12-31-2019	17.67	0.22 [3]	3.56	3.78	(0.18)	(1.44)	—	(1.62)	19.83	22.40	0.64 [4]	0.63 [4]	1.12 [3]	137	10
12-31-2018	21.93	0.28 [3]	(3.14)	(2.86)	(0.27)	(1.13)	—	(1.40)	17.67	(13.46)	0.63 [4]	0.62 [4]	1.32 [3]	119	20
Series II
12-31-2022	20.54	0.20 [3]	(4.61)	(4.41)	(0.20)	(0.90)	—	(1.10)	15.03	(21.16)	0.79 [4]	0.76 [4]	1.20 [3]	206	15
12-31-2021	21.39	0.39 [3]	(0.81)	(0.42)	(0.39)	(0.04)	—	(0.43)	20.54	(1.96)	0.78 [4]	0.76 [4]	1.80 [3]	293	9
12-31-2020	19.82	0.03 [3]	2.46	2.49	(0.05)	(0.87)	—	(0.92)	21.39	13.40	0.79 [4]	0.76 [4]	0.16 [3]	317	10
12-31-2019	17.66	0.17 [3]	3.59	3.76	(0.16)	(1.44)	—	(1.60)	19.82	22.27	0.79 [4]	0.76 [4]	0.88 [3]	310	10
12-31-2018	21.92	0.24 [3]	(3.13)	(2.89)	(0.24)	(1.13)	—	(1.37)	17.66	(13.59)	0.78 [4]	0.75 [4]	1.11 [3]	300	20
Series III
12-31-2022	20.48	0.29 [3]	(4.62)	(4.33)	(0.28)	(0.90)	—	(1.18)	14.97	(20.80)	0.29 [4]	0.28 [4]	1.72 [3]	27	15
12-31-2021	21.34	0.50 [3]	(0.82)	(0.32)	(0.50)	(0.04)	—	(0.54)	20.48	(1.50)	0.28 [4]	0.28 [4]	2.31 [3]	36	9
12-31-2020	19.75	0.12 [3]	2.47	2.59	(0.13)	(0.87)	—	(1.00)	21.34	13.98	0.29 [4]	0.28 [4]	0.64 [3]	38	10
12-31-2019	17.59	0.26 [3]	3.59	3.85	(0.25)	(1.44)	—	(1.69)	19.75	22.89	0.29 [4]	0.28 [4]	1.38 [3]	37	10
12-31-2018	21.86	0.34 [3]	(3.14)	(2.80)	(0.34)	(1.13)	—	(1.47)	17.59	(13.20)	0.28 [4]	0.27 [4]	1.61 [3]	35	20

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.

3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
282	FINANCIAL HIGHLIGHTS

Blue Chip Growth Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	40.95	(0.08)	(14.95)	(15.03)	—	(7.86)	—	(7.86)	18.06	(38.09)	0.83	0.79	(0.28)	227	17
12-31-2021	40.21	(0.20)	7.02	6.82	—	(6.08)	—	(6.08)	40.95	16.87	0.82	0.79	(0.46)	402	36
12-31-2020	34.45	(0.11)	11.57	11.46	—	(5.70)	—	(5.70)	40.21	34.30	0.83	0.80	(0.28)	383	24
12-31-2019	30.96	(0.02)	8.82	8.80	—	(5.31)	—	(5.31)	34.45	29.80	0.84	0.81	(0.04)	325	29
12-31-2018	34.92	(0.01)	1.32	1.31	(0.01)	(5.26)	—	(5.27)	30.96	1.97	0.84	0.80	(0.02)	289	35
Series II
12-31-2022	38.84	(0.13)	(14.14)	(14.27)	—	(7.86)	—	(7.86)	16.71	(38.20)	1.03	0.99	(0.48)	79	17
12-31-2021	38.48	(0.27)	6.71	6.44	—	(6.08)	—	(6.08)	38.84	16.63	1.02	0.99	(0.66)	146	36
12-31-2020	33.22	(0.17)	11.13	10.96	—	(5.70)	—	(5.70)	38.48	34.06	1.03	1.00	(0.48)	150	24
12-31-2019	30.07	(0.08)	8.54	8.46	—	(5.31)	—	(5.31)	33.22	29.53	1.04	1.01	(0.24)	134	29
12-31-2018	34.10	(0.08)	1.31	1.23	—	(5.26)	—	(5.26)	30.07	1.78	1.04	1.00	(0.22)	123	35
Series NAV
12-31-2022	41.04	(0.07)	(14.98)	(15.05)	—	(7.86)	—	(7.86)	18.13	(38.05)	0.78	0.74	(0.23)	1,119	17
12-31-2021	40.27	(0.18)	7.03	6.85	—	(6.08)	—	(6.08)	41.04	16.92	0.77	0.74	(0.41)	1,883	36
12-31-2020	34.47	(0.09)	11.59	11.50	—	(5.70)	—	(5.70)	40.27	34.40	0.78	0.75	(0.23)	1,823	24
12-31-2019	30.97	— [3]	8.81	8.81	— [3]	(5.31)	—	(5.31)	34.47	29.83	0.79	0.76	0.01	1,708	29
12-31-2018	34.92	0.01	1.32	1.33	(0.02)	(5.26)	—	(5.28)	30.97	2.03	0.79	0.75	0.04	1,512	35

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $0.005 per share.
Capital Appreciation Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	7.48	(0.01)	(2.70)	(2.71)	—	(1.49)	—	(1.49)	3.28	(37.70)	0.81	0.81	(0.22)	151	31
12-31-2021	7.60	(0.04)	1.26	1.22	—	(1.34)	—	(1.34)	7.48	15.75	0.79	0.78	(0.50)	272	40
12-31-2020	5.39	(0.02)	2.96	2.94	—	(0.73)	—	(0.73)	7.60	56.04	0.80	0.79	(0.32)	272	56
12-31-2019	12.09	(0.01)	2.92	2.91	(0.01)	(9.60)	—	(9.61)	5.39	32.89	0.81	0.81	(0.06)	195	40
12-31-2018	14.65	0.02	0.23	0.25	(0.04)	(2.77)	—	(2.81)	12.09	(0.80)	0.80	0.79	0.13	169	37
Series II
12-31-2022	6.28	(0.02)	(2.25)	(2.27)	—	(1.49)	—	(1.49)	2.52	(37.88)	1.01	1.01	(0.42)	46	31
12-31-2021	6.57	(0.05)	1.10	1.05	—	(1.34)	—	(1.34)	6.28	15.64	0.99	0.98	(0.70)	88	40
12-31-2020	4.74	(0.03)	2.59	2.56	—	(0.73)	—	(0.73)	6.57	55.70	1.00	0.99	(0.52)	89	56
12-31-2019	11.61	(0.02)	2.75	2.73	— [3]	(9.60)	—	(9.60)	4.74	32.65	1.01	1.01	(0.26)	66	40
12-31-2018	14.16	(0.01)	0.24	0.23	(0.01)	(2.77)	—	(2.78)	11.61	(0.99)	1.00	0.99	(0.07)	58	37
Series NAV
12-31-2022	7.55	(0.01)	(2.72)	(2.73)	—	(1.49)	—	(1.49)	3.33	(37.59)	0.76	0.76	(0.18)	217	31
12-31-2021	7.66	(0.04)	1.27	1.23	—	(1.34)	—	(1.34)	7.55	15.76	0.74	0.73	(0.45)	436	40
12-31-2020	5.42	(0.02)	2.99	2.97	—	(0.73)	—	(0.73)	7.66	56.29	0.75	0.74	(0.27)	382	56
12-31-2019	12.11	— [3]	2.92	2.92	(0.01)	(9.60)	—	(9.61)	5.42	32.88	0.76	0.76	(0.01)	282	40
12-31-2018	14.67	0.03	0.23	0.26	(0.05)	(2.77)	—	(2.82)	12.11	(0.72)	0.75	0.74	0.20	281	37

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $0.005 per share.
FINANCIAL HIGHLIGHTS	283

Capital Appreciation Value Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	14.06	0.14	(1.83)	(1.69)	(0.13)	(1.62)	—	(1.75)	10.62	(11.86)	0.94	0.90	1.14	8	88
12-31-2021	13.39	0.09	2.31	2.40	(0.11)	(1.62)	—	(1.73)	14.06	18.13	0.93	0.88	0.63	8	55
12-31-2020	12.55	0.11	1.98	2.09	(0.15)	(1.10)	—	(1.25)	13.39	17.40	0.94	0.90	0.85	6	88
12-31-2019	10.92	0.16	2.44	2.60	(0.17)	(0.80)	—	(0.97)	12.55	24.31	0.93	0.89	1.33	8	45
12-31-2018	11.98	0.28 [3]	(0.18)	0.10	(0.25)	(0.91)	—	(1.16)	10.92	0.39	0.92	0.88	2.35 [3]	4	78
Series II
12-31-2022	13.97	0.11	(1.82)	(1.71)	(0.10)	(1.62)	—	(1.72)	10.54	(12.07)	1.14	1.10	0.93	233	88
12-31-2021	13.32	0.06	2.29	2.35	(0.08)	(1.62)	—	(1.70)	13.97	17.85	1.13	1.08	0.43	290	55
12-31-2020	12.49	0.09	1.96	2.05	(0.12)	(1.10)	—	(1.22)	13.32	17.19	1.14	1.10	0.68	287	88
12-31-2019	10.87	0.14	2.42	2.56	(0.14)	(0.80)	—	(0.94)	12.49	24.10	1.13	1.09	1.17	278	45
12-31-2018	11.94	0.26 [3]	(0.19)	0.07	(0.23)	(0.91)	—	(1.14)	10.87	0.11	1.12	1.08	2.15 [3]	259	78
Series NAV
12-31-2022	14.01	0.15	(1.84)	(1.69)	(0.13)	(1.62)	—	(1.75)	10.57	(11.87)	0.89	0.85	1.20	179	88
12-31-2021	13.35	0.10	2.30	2.40	(0.12)	(1.62)	—	(1.74)	14.01	18.16	0.88	0.83	0.68	198	55
12-31-2020	12.52	0.12	1.96	2.08	(0.15)	(1.10)	—	(1.25)	13.35	17.42	0.89	0.85	0.93	156	88
12-31-2019	10.89	0.17	2.43	2.60	(0.17)	(0.80)	—	(0.97)	12.52	24.44	0.88	0.84	1.41	127	45
12-31-2018	11.95	0.29 [3]	(0.18)	0.11	(0.26)	(0.91)	—	(1.17)	10.89	0.45	0.87	0.83	2.40 [3]	91	78

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3
Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the portfolio, which amounted to $0.12 and 1.00%, respectively.

Core Bond Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	13.10	0.23	(2.03)	(1.80)	(0.26)	—	(0.26)	11.04	(13.67)	0.68	0.68	1.95	64	275
12-31-2021	14.23	0.11	(0.39)	(0.28)	(0.26)	(0.59)	(0.85)	13.10	(1.96)	0.67	0.66	0.82	84	269
12-31-2020	13.41	0.20	0.95	1.15	(0.33)	—	(0.33)	14.23	8.62	0.67	0.66	1.40	93	354
12-31-2019	12.68	0.32	0.74	1.06	(0.33)	—	(0.33)	13.41	8.32	0.67	0.66	2.42	92	446
12-31-2018	13.08	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.68	(0.59)	0.68	0.67	2.39	93	336
Series II
12-31-2022	13.08	0.21	(2.02)	(1.81)	(0.24)	—	(0.24)	11.03	(13.81)	0.88	0.88	1.76	64	275
12-31-2021	14.22	0.09	(0.41)	(0.32)	(0.23)	(0.59)	(0.82)	13.08	(2.23)	0.87	0.86	0.62	79	269
12-31-2020	13.39	0.17	0.97	1.14	(0.31)	—	(0.31)	14.22	8.50	0.87	0.86	1.20	85	354
12-31-2019	12.67	0.29	0.73	1.02	(0.30)	—	(0.30)	13.39	8.04	0.87	0.86	2.23	81	446
12-31-2018	13.07	0.28	(0.39)	(0.11)	(0.29)	—	(0.29)	12.67	(0.79)	0.88	0.87	2.18	82	336
Series NAV
12-31-2022	13.03	0.24	(2.02)	(1.78)	(0.27)	—	(0.27)	10.98	(13.62)	0.63	0.63	2.00	658	275
12-31-2021	14.17	0.12	(0.41)	(0.29)	(0.26)	(0.59)	(0.85)	13.03	(1.99)	0.62	0.61	0.87	836	269
12-31-2020	13.34	0.20	0.97	1.17	(0.34)	—	(0.34)	14.17	8.80	0.62	0.61	1.46	867	354
12-31-2019	12.62	0.33	0.72	1.05	(0.33)	—	(0.33)	13.34	8.34	0.62	0.61	2.47	918	446
12-31-2018	13.02	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.62	(0.54)	0.63	0.62	2.44	889	336

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
284	FINANCIAL HIGHLIGHTS

Disciplined Value International Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	14.38	0.31	(1.05)	(0.74)	(0.49)	—	—	(0.49)	13.15	(4.77)	0.93	0.92	2.33	67	74
12-31-2021	13.05	0.46	1.25	1.71	(0.38)	—	—	(0.38)	14.38	13.06	0.93	0.92	3.21	78	60
12-31-2020	12.92	0.21	0.17	0.38	(0.25)	—	—	(0.25)	13.05	3.27	0.94	0.94	1.85	77	190 [3]
12-31-2019	11.84	0.30	1.13	1.43	(0.35)	—	—	(0.35)	12.92	12.33	0.94	0.94	2.39	83	36
12-31-2018	14.33	0.26	(2.41)	(2.15)	(0.34)	—	—	(0.34)	11.84	(15.03)	0.92	0.91	1.87	84	34
Series II
12-31-2022	14.37	0.29	(1.06)	(0.77)	(0.46)	—	—	(0.46)	13.14	(4.98)	1.13	1.12	2.15	41	74
12-31-2021	13.04	0.43	1.25	1.68	(0.35)	—	—	(0.35)	14.37	12.86	1.13	1.12	3.02	46	60
12-31-2020	12.91	0.19	0.17	0.36	(0.23)	—	—	(0.23)	13.04	3.07	1.14	1.14	1.65	46	190 [3]
12-31-2019	11.83	0.27	1.14	1.41	(0.33)	—	—	(0.33)	12.91	12.13	1.14	1.14	2.19	50	36
12-31-2018	14.32	0.23	(2.40)	(2.17)	(0.32)	—	—	(0.32)	11.83	(15.17)	1.12	1.11	1.67	50	34
Series NAV
12-31-2022	14.26	0.31	(1.04)	(0.73)	(0.50)	—	—	(0.50)	13.03	(4.75)	0.88	0.87	2.35	151	74
12-31-2021	12.94	0.46	1.24	1.70	(0.38)	—	—	(0.38)	14.26	13.15	0.88	0.87	3.26	193	60
12-31-2020	12.82	0.21	0.16	0.37	(0.25)	—	—	(0.25)	12.94	3.27	0.89	0.89	1.90	178	190 [3]
12-31-2019	11.75	0.30	1.13	1.43	(0.36)	—	—	(0.36)	12.82	12.41	0.89	0.89	2.41	177	36
12-31-2018	14.22	0.27	(2.39)	(2.12)	(0.35)	—	—	(0.35)	11.75	(14.96)	0.87	0.86	1.98	167	34

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
Emerging Markets Value Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	10.50	0.37	(1.63)	(1.26)	(0.36)	—	—	(0.36)	8.88	(11.67)	1.12	1.11	3.83	6	15
12-31-2021	9.67	0.26	0.83	1.09	(0.26)	—	—	(0.26)	10.50	11.18	1.09	1.08	2.48	7	26
12-31-2020	9.57	0.16	0.14	0.30	(0.20)	—	—	(0.20)	9.67	3.56	1.21	1.20	1.99	6	26
12-31-2019	8.93	0.16	0.78	0.94	(0.30)	—	—	(0.30)	9.57	10.94	1.18	1.17	1.79	6	23
12-31-2018	10.63	0.19	(1.63)	(1.44)	(0.26)	—	—	(0.26)	8.93	(13.60)	1.12	1.12	1.91	7	14
Series II
12-31-2022	10.51	0.35	(1.63)	(1.28)	(0.34)	—	—	(0.34)	8.89	(11.87)	1.32	1.31	3.61	26	15
12-31-2021	9.67	0.24	0.84	1.08	(0.24)	—	—	(0.24)	10.51	11.08	1.29	1.28	2.27	34	26
12-31-2020	9.57	0.15	0.14	0.29	(0.19)	—	—	(0.19)	9.67	3.36	1.41	1.40	1.82	33	26
12-31-2019	8.93	0.15	0.77	0.92	(0.28)	—	—	(0.28)	9.57	10.71	1.38	1.37	1.64	35	23
12-31-2018	10.63	0.17	(1.63)	(1.46)	(0.24)	—	—	(0.24)	8.93	(13.79)	1.32	1.32	1.72	35	14
Series NAV
12-31-2022	10.49	0.37	(1.63)	(1.26)	(0.36)	—	—	(0.36)	8.87	(11.63)	1.07	1.06	3.89	173	15
12-31-2021	9.65	0.27	0.83	1.10	(0.26)	—	—	(0.26)	10.49	11.25	1.04	1.03	2.55	210	26
12-31-2020	9.55	0.17	0.14	0.31	(0.21)	—	—	(0.21)	9.65	3.72	1.16	1.15	2.07	194	26
12-31-2019	8.92	0.17	0.76	0.93	(0.30)	—	—	(0.30)	9.55	10.89	1.13	1.12	1.87	193	23
12-31-2018	10.61	0.21	(1.63)	(1.42)	(0.27)	—	—	(0.27)	8.92	(13.48)	1.07	1.07	2.04	168	14

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
FINANCIAL HIGHLIGHTS	285

Equity Income Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	16.63	0.30	(0.95)	(0.65)	(0.29)	(1.76)	—	(2.05)	13.93	(3.40)	0.78	0.75	1.92	218	16
12-31-2021	13.79	0.26	3.23	3.49	(0.32)	(0.33)	—	(0.65)	16.63	25.42	0.77	0.74	1.62	250	21
12-31-2020	15.35	0.30	(0.40)	(0.10)	(0.41)	(1.05)	—	(1.46)	13.79	1.02	0.79	0.76	2.32	225	28
12-31-2019	13.65	0.35	3.07	3.42	(0.31)	(1.41)	—	(1.72)	15.35	26.34	0.80	0.77	2.30	255	18 [3]
12-31-2018	17.50	0.35	(1.74)	(1.39)	(0.30)	(2.16)	—	(2.46)	13.65	(9.58)	0.81	0.78	2.12	215	18
Series II
12-31-2022	16.52	0.27	(0.95)	(0.68)	(0.26)	(1.76)	—	(2.02)	13.82	(3.64)	0.98	0.95	1.72	113	16
12-31-2021	13.70	0.23	3.21	3.44	(0.29)	(0.33)	—	(0.62)	16.52	25.21	0.97	0.94	1.42	130	21
12-31-2020	15.27	0.27	(0.40)	(0.13)	(0.39)	(1.05)	—	(1.44)	13.70	0.75	0.99	0.96	2.11	120	28
12-31-2019	13.58	0.31	3.07	3.38	(0.28)	(1.41)	—	(1.69)	15.27	26.17	1.00	0.97	2.10	137	18 [3]
12-31-2018	17.42	0.32	(1.73)	(1.41)	(0.27)	(2.16)	—	(2.43)	13.58	(9.75)	1.01	0.98	1.92	111	18
Series NAV
12-31-2022	16.52	0.31	(0.95)	(0.64)	(0.30)	(1.76)	—	(2.06)	13.82	(3.38)	0.73	0.70	1.96	1,043	16
12-31-2021	13.70	0.27	3.21	3.48	(0.33)	(0.33)	—	(0.66)	16.52	25.49	0.72	0.69	1.67	1,311	21
12-31-2020	15.27	0.31	(0.41)	(0.10)	(0.42)	(1.05)	—	(1.47)	13.70	1.01	0.74	0.71	2.38	1,139	28
12-31-2019	13.58	0.35	3.07	3.42	(0.32)	(1.41)	—	(1.73)	15.27	26.47	0.75	0.72	2.34	1,304	18 [3]
12-31-2018	17.42	0.36	(1.73)	(1.37)	(0.31)	(2.16)	—	(2.47)	13.58	(9.52)	0.76	0.73	2.18	1,149	18

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.
Financial Industries Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	16.38	0.22	(2.47)	(2.25)	(0.35)	(2.58)	—	(2.93)	11.20	(13.67)	0.91	0.90	1.51	93	50
12-31-2021	12.79	0.15	3.65	3.80	(0.13)	(0.08)	—	(0.21)	16.38	29.70	0.90	0.89	0.96	132	74
12-31-2020	14.08	0.14	(0.06)	0.08	(0.17)	(1.20)	—	(1.37)	12.79	2.17	0.94	0.93	1.15	93	44
12-31-2019	11.90	0.21	3.39	3.60	(0.60)	(0.82)	—	(1.42)	14.08	31.79	0.91	0.90	1.53	113	28
12-31-2018	14.99	0.20	(2.15)	(1.95)	(0.18)	(0.96)	—	(1.14)	11.90	(14.49)	0.89	0.88	1.34	120	25
Series II
12-31-2022	16.21	0.18	(2.43)	(2.25)	(0.32)	(2.58)	—	(2.90)	11.06	(13.83)	1.11	1.10	1.31	16	50
12-31-2021	12.67	0.11	3.62	3.73	(0.11)	(0.08)	—	(0.19)	16.21	29.38	1.10	1.09	0.75	22	74
12-31-2020	13.96	0.11	(0.05)	0.06	(0.15)	(1.20)	—	(1.35)	12.67	1.99	1.14	1.13	0.95	15	44
12-31-2019	11.79	0.18	3.36	3.54	(0.55)	(0.82)	—	(1.37)	13.96	31.51	1.11	1.10	1.32	17	28
12-31-2018	14.88	0.17	(2.13)	(1.96)	(0.17)	(0.96)	—	(1.13)	11.79	(14.62)	1.09	1.08	1.14	15	25
Series NAV
12-31-2022	16.32	0.22	(2.45)	(2.23)	(0.36)	(2.58)	—	(2.94)	11.15	(13.61)	0.86	0.85	1.57	27	50
12-31-2021	12.75	0.15	3.64	3.79	(0.14)	(0.08)	—	(0.22)	16.32	29.70	0.85	0.84	1.01	34	74
12-31-2020	14.03	0.14	(0.04)	0.10	(0.18)	(1.20)	—	(1.38)	12.75	2.31	0.89	0.88	1.20	25	44
12-31-2019	11.88	0.21	3.38	3.59	(0.62)	(0.82)	—	(1.44)	14.03	31.71	0.86	0.85	1.57	28	28
12-31-2018	14.95	0.21	(2.14)	(1.93)	(0.18)	(0.96)	—	(1.14)	11.88	(14.38)	0.84	0.83	1.39	29	25

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
286	FINANCIAL HIGHLIGHTS

Fundamental All Cap Core Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	36.40	0.07	(8.85)	(8.78)	(0.07)	(2.83)	—	(2.90)	24.72	(24.29)	0.76	0.76	0.24	85	29
12-31-2021	30.15	0.04	9.14	9.18	(0.04)	(2.89)	—	(2.93)	36.40	30.63	0.76	0.75	0.11	138	14
12-31-2020	24.56	0.06	6.42	6.48	(0.10)	(0.79)	—	(0.89)	30.15	26.87	0.76	0.76	0.26	120	19
12-31-2019	19.64	0.11	6.79	6.90	(0.10)	(1.88)	—	(1.98)	24.56	36.45	0.77	0.76	0.48	119	15
12-31-2018	25.83	0.09	(2.79)	(2.70)	(0.10)	(3.39)	—	(3.49)	19.64	(13.16)	0.76	0.76	0.36	122	24
Series II
12-31-2022	36.24	0.01	(8.81)	(8.80)	— [3]	(2.83)	—	(2.83)	24.61	(24.43)	0.96	0.96	0.04	41	29
12-31-2021	30.06	(0.03)	9.10	9.07	—	(2.89)	—	(2.89)	36.24	30.34	0.96	0.95	(0.09)	62	14
12-31-2020	24.49	0.01	6.40	6.41	(0.05)	(0.79)	—	(0.84)	30.06	26.65	0.96	0.96	0.05	51	19
12-31-2019	19.59	0.06	6.78	6.84	(0.06)	(1.88)	—	(1.94)	24.49	36.18	0.97	0.96	0.28	49	15
12-31-2018	25.77	0.04	(2.78)	(2.74)	(0.05)	(3.39)	—	(3.44)	19.59	(13.34)	0.96	0.96	0.17	41	24
Series NAV
12-31-2022	36.66	0.09	(8.93)	(8.84)	(0.08)	(2.83)	—	(2.91)	24.91	(24.26)	0.71	0.71	0.29	1,717	29
12-31-2021	30.34	0.06	9.21	9.27	(0.06)	(2.89)	—	(2.95)	36.66	30.68	0.71	0.70	0.16	2,457	14
12-31-2020	24.71	0.08	6.45	6.53	(0.11)	(0.79)	—	(0.90)	30.34	26.97	0.71	0.71	0.30	2,017	19
12-31-2019	19.74	0.12	6.84	6.96	(0.11)	(1.88)	—	(1.99)	24.71	36.58	0.72	0.71	0.52	1,700	15
12-31-2018	25.96	0.11	(2.82)	(2.71)	(0.12)	(3.39)	—	(3.51)	19.74	(13.16)	0.71	0.71	0.42	1,347	24

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than 0.005%.
Fundamental Large Cap Value Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	28.91	0.26	(2.73)	(2.47)	(0.29)	(3.53)	—	(3.82)	22.62	(7.95)	0.78	0.77	1.01	408	21
12-31-2021	25.10	0.22	7.34	7.56	(0.24)	(3.51)	—	(3.75)	28.91	29.96	0.77	0.76	0.75	483	29
12-31-2020	23.13	0.21	2.44	2.65	(0.24)	(0.44)	—	(0.68)	25.10	11.96	0.79	0.78	0.95	391	44
12-31-2019	17.51	0.25	5.97	6.22	(0.25)	(0.35)	—	(0.60)	23.13	35.85	0.78	0.77	1.17	403	13
12-31-2018	21.36	0.25	(3.87)	(3.62)	(0.23)	—	—	(0.23)	17.51	(17.03)	0.75	0.74	1.18	366	31
Series II
12-31-2022	29.14	0.21	(2.74)	(2.53)	(0.24)	(3.53)	—	(3.77)	22.84	(8.13)	0.98	0.97	0.81	143	21
12-31-2021	25.28	0.16	7.39	7.55	(0.18)	(3.51)	—	(3.69)	29.14	29.72	0.97	0.96	0.55	177	29
12-31-2020	23.29	0.16	2.47	2.63	(0.20)	(0.44)	—	(0.64)	25.28	11.75	0.99	0.98	0.75	160	44
12-31-2019	17.63	0.21	6.00	6.21	(0.20)	(0.35)	—	(0.55)	23.29	35.59	0.98	0.97	0.97	164	13
12-31-2018	21.51	0.21	(3.90)	(3.69)	(0.19)	—	—	(0.19)	17.63	(17.23)	0.95	0.94	0.98	150	31
Series NAV
12-31-2022	28.92	0.28	(2.72)	(2.44)	(0.31)	(3.53)	—	(3.84)	22.64	(7.86)	0.73	0.72	1.06	163	21
12-31-2021	25.11	0.23	7.34	7.57	(0.25)	(3.51)	—	(3.76)	28.92	30.00	0.72	0.71	0.79	163	29
12-31-2020	23.14	0.21	2.45	2.66	(0.25)	(0.44)	—	(0.69)	25.11	12.01	0.74	0.73	0.99	125	44
12-31-2019	17.51	0.25	5.99	6.24	(0.26)	(0.35)	—	(0.61)	23.14	35.97	0.73	0.72	1.21	97	13
12-31-2018	21.37	0.26	(3.88)	(3.62)	(0.24)	—	—	(0.24)	17.51	(17.03)	0.70	0.69	1.23	79	31

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
FINANCIAL HIGHLIGHTS	287

Global Equity Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	25.34	0.31	(4.12)	(3.81)	(0.61)	(1.43)	—	(2.04)	19.49	(14.84)	0.94	0.93	1.40	212	61
12-31-2021	20.89	0.39	4.06	4.45	—	—	—	—	25.34	21.30	0.93	0.92	1.68	277	64
12-31-2020	20.04	0.18	1.09	1.27	(0.23)	(0.17)	(0.02)	(0.42)	20.89	6.60	1.06	1.05	0.96	265	120 3,[4]
12-31-2019	18.37	0.49	2.32	2.81	(0.42)	(0.72)	—	(1.14)	20.04	16.04	1.00	0.95	2.51	115	20
12-31-2018	21.93	0.41	(3.58)	(3.17)	(0.39)	—	—	(0.39)	18.37	(14.49)	0.98	0.95	1.91	115	30
Series II
12-31-2022	25.17	0.26	(4.09)	(3.83)	(0.56)	(1.43)	—	(1.99)	19.35	(15.01)	1.14	1.13	1.20	21	61
12-31-2021	20.79	0.34	4.04	4.38	—	—	—	—	25.17	21.01	1.13	1.12	1.46	29	64
12-31-2020	19.95	0.18	1.04	1.22	(0.19)	(0.17)	(0.02)	(0.38)	20.79	6.42	1.26	1.25	0.96	27	120 3,[4]
12-31-2019	18.29	0.45	2.31	2.76	(0.38)	(0.72)	—	(1.10)	19.95	15.83	1.20	1.15	2.31	31	20
12-31-2018	21.83	0.37	(3.56)	(3.19)	(0.35)	—	—	(0.35)	18.29	(14.65)	1.18	1.15	1.72	31	30
Series NAV
12-31-2022	25.32	0.32	(4.12)	(3.80)	(0.62)	(1.43)	—	(2.05)	19.47	(14.81)	0.89	0.88	1.45	42	61
12-31-2021	20.87	0.39	4.06	4.45	—	—	—	—	25.32	21.32	0.88	0.87	1.69	51	64
12-31-2020	20.01	0.22	1.07	1.29	(0.24)	(0.17)	(0.02)	(0.43)	20.87	6.71	1.01	1.00	1.20	44	120 3,[4]
12-31-2019	18.35	0.49	2.32	2.81	(0.43)	(0.72)	—	(1.15)	20.01	16.06	0.95	0.90	2.53	43	20
12-31-2018	21.90	0.42	(3.56)	(3.14)	(0.41)	—	—	(0.41)	18.35	(14.42)	0.93	0.90	1.94	38	30

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
4	Excludes merger activity.
Health Sciences Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	31.29	(0.07)	(4.14)	(4.21)	—	(3.24)	—	(3.24)	23.84	(13.09)	1.06	1.01	(0.29)	65	24
12-31-2021	31.07	(0.15)	3.67	3.52	—	(3.30)	—	(3.30)	31.29	11.19	1.08	1.03	(0.47)	80	29
12-31-2020	27.18	(0.09)	7.18	7.09	—	(3.20)	—	(3.20)	31.07	27.17	1.15	1.09	(0.32)	80	38
12-31-2019	22.87	(0.08)	6.36	6.28	—	(1.97)	—	(1.97)	27.18	28.68	1.16	1.10	(0.32)	72	34
12-31-2018	25.03	(0.07)	0.57	0.50	—	(2.66)	—	(2.66)	22.87	0.69	1.16	1.09	(0.27)	99	42
Series II
12-31-2022	27.76	(0.11)	(3.68)	(3.79)	—	(3.24)	—	(3.24)	20.73	(13.24)	1.26	1.21	(0.49)	56	24
12-31-2021	27.95	(0.19)	3.30	3.11	—	(3.30)	—	(3.30)	27.76	10.97	1.28	1.23	(0.67)	75	29
12-31-2020	24.78	(0.13)	6.50	6.37	—	(3.20)	—	(3.20)	27.95	26.89	1.35	1.29	(0.52)	84	38
12-31-2019	21.05	(0.12)	5.82	5.70	—	(1.97)	—	(1.97)	24.78	28.40	1.36	1.30	(0.53)	71	34
12-31-2018	23.26	(0.11)	0.56	0.45	—	(2.66)	—	(2.66)	21.05	0.52	1.36	1.29	(0.47)	66	42
Series NAV
12-31-2022	31.98	(0.06)	(4.22)	(4.28)	—	(3.24)	—	(3.24)	24.46	(13.02)	1.01	0.96	(0.23)	157	24
12-31-2021	31.68	(0.14)	3.74	3.60	—	(3.30)	—	(3.30)	31.98	11.23	1.03	0.98	(0.42)	183	29
12-31-2020	27.64	(0.08)	7.32	7.24	—	(3.20)	—	(3.20)	31.68	27.26	1.10	1.04	(0.27)	162	38
12-31-2019	23.22	(0.08)	6.47	6.39	—	(1.97)	—	(1.97)	27.64	28.67	1.11	1.05	(0.29)	130	34
12-31-2018	25.37	(0.06)	0.57	0.51	—	(2.66)	—	(2.66)	23.22	0.76	1.11	1.04	(0.22)	107	42

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
288	FINANCIAL HIGHLIGHTS

High Yield Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	5.30	0.29	(1.00)	(0.71)	(0.29)	—	(0.29)	4.30	(13.25)	0.85	0.84	6.03	50	32
12-31-2021	5.27	0.27	0.04	0.31	(0.28)	—	(0.28)	5.30	5.82	0.83	0.82	4.99	64	76
12-31-2020	5.31	0.28	0.01	0.29	(0.33)	—	(0.33)	5.27	5.81	0.85	0.85	5.47	65	96
12-31-2019	4.84	0.30	0.46	0.76	(0.29)	—	(0.29)	5.31	15.66	0.80 [3]	0.79 [3]	5.62	68	57
12-31-2018	5.32	0.31	(0.47)	(0.16)	(0.32)	—	(0.32)	4.84	(3.01)	0.83	0.82	5.89	67	54
Series II
12-31-2022	5.45	0.28	(1.02)	(0.74)	(0.28)	—	(0.28)	4.43	(13.45)	1.05	1.04	5.80	33	32
12-31-2021	5.41	0.27	0.03	0.30	(0.26)	—	(0.26)	5.45	5.67	1.03	1.02	4.79	48	76
12-31-2020	5.44	0.28	0.01	0.29	(0.32)	—	(0.32)	5.41	5.67	1.05	1.05	5.27	47	96
12-31-2019	4.96	0.29	0.47	0.76	(0.28)	—	(0.28)	5.44	15.50	1.00 [3]	0.99 [3]	5.42	52	57
12-31-2018	5.43	0.31	(0.47)	(0.16)	(0.31)	—	(0.31)	4.96	(3.15)	1.03	1.02	5.69	50	54
Series NAV
12-31-2022	5.20	0.28	(0.97)	(0.69)	(0.29)	—	(0.29)	4.22	(13.07)	0.80	0.79	6.12	85	32
12-31-2021	5.18	0.27	0.03	0.30	(0.28)	—	(0.28)	5.20	5.78	0.78	0.77	5.05	96	76
12-31-2020	5.23	0.28	— [4]	0.28	(0.33)	—	(0.33)	5.18	5.77	0.80	0.80	5.52	84	96
12-31-2019	4.77	0.29	0.46	0.75	(0.29)	—	(0.29)	5.23	15.99	0.75 [3]	0.74 [3]	5.66	86	57
12-31-2018	5.24	0.31	(0.46)	(0.15)	(0.32)	—	(0.32)	4.77	(3.02)	0.78	0.77	5.94	80	54

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes reimbursement of legal fees of 0.05%.
4.	Less than $0.005 per share.
International Equity Index Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	20.25	0.48	(3.84)	(3.36)	(0.50)	(0.08)	—	(0.58)	16.31	(16.25)	0.67	0.39	2.77	294	6
12-31-2021	19.55	0.48	1.02	1.50	(0.55)	(0.25)	—	(0.80)	20.25	7.59	0.65	0.39	2.29	371	5
12-31-2020	18.30	0.35	1.51	1.86	(0.44)	(0.17)	—	(0.61)	19.55	10.64	0.66	0.39	2.07	361	5
12-31-2019	15.44	0.50	2.77	3.27	(0.41)	—	—	(0.41)	18.30	21.37	0.67	0.39	2.92	359	5 [3]
12-31-2018	18.44	0.45	(3.02)	(2.57)	(0.42)	(0.01)	—	(0.43)	15.44	(14.09)	0.66	0.39	2.55	334	2
Series II
12-31-2022	20.27	0.44	(3.82)	(3.38)	(0.47)	(0.08)	—	(0.55)	16.34	(16.39)	0.87	0.59	2.55	17	6
12-31-2021	19.58	0.43	1.02	1.45	(0.51)	(0.25)	—	(0.76)	20.27	7.33	0.85	0.59	2.09	23	5
12-31-2020	18.32	0.32	1.51	1.83	(0.40)	(0.17)	—	(0.57)	19.58	10.48	0.86	0.59	1.87	23	5
12-31-2019	15.46	0.44	2.80	3.24	(0.38)	—	—	(0.38)	18.32	21.11	0.87	0.59	2.55	22	5 [3]
12-31-2018	18.46	0.42	(3.03)	(2.61)	(0.38)	(0.01)	—	(0.39)	15.46	(14.27)	0.86	0.59	2.37	14	2
Series NAV
12-31-2022	20.24	0.49	(3.83)	(3.34)	(0.51)	(0.08)	—	(0.59)	16.31	(16.16)	0.62	0.34	2.84	468	6
12-31-2021	19.55	0.48	1.02	1.50	(0.56)	(0.25)	—	(0.81)	20.24	7.59	0.60	0.34	2.33	535	5
12-31-2020	18.29	0.36	1.51	1.87	(0.44)	(0.17)	—	(0.61)	19.55	10.76	0.61	0.34	2.11	484	5
12-31-2019	15.43	0.50	2.78	3.28	(0.42)	—	—	(0.42)	18.29	21.44	0.62	0.34	2.91	458	5 [3]
12-31-2018	18.44	0.46	(3.03)	(2.57)	(0.43)	(0.01)	—	(0.44)	15.43	(14.10)	0.61	0.34	2.58	331	2

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.
FINANCIAL HIGHLIGHTS	289

International Small Company Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	16.08	0.25	(3.32)	(3.07)	(0.26)	(1.03)	—	(1.29)	11.72	(18.17)	1.08	1.08	1.92	19	20
12-31-2021	14.73	0.21	1.82	2.03	(0.21)	(0.47)	—	(0.68)	16.08	13.72	1.08	1.07	1.31	26	23
12-31-2020	14.38	0.15	0.93	1.08	(0.28)	(0.45)	—	(0.73)	14.73	8.37	1.23	1.22	1.20	27	14
12-31-2019	12.55	0.24	2.47	2.71	(0.30)	(0.58)	—	(0.88)	14.38	22.60	1.20	1.19	1.76	28	12
12-31-2018	15.95	0.24	(3.45)	(3.21)	(0.19)	—	—	(0.19)	12.55	(20.09)	1.15	1.14	1.55	25	20
Series II
12-31-2022	16.05	0.22	(3.31)	(3.09)	(0.23)	(1.03)	—	(1.26)	11.70	(18.35)	1.28	1.28	1.70	12	20
12-31-2021	14.71	0.18	1.81	1.99	(0.18)	(0.47)	—	(0.65)	16.05	13.47	1.28	1.27	1.12	15	23
12-31-2020	14.36	0.13	0.92	1.05	(0.25)	(0.45)	—	(0.70)	14.71	8.17	1.43	1.42	0.99	15	14
12-31-2019	12.51	0.21	2.47	2.68	(0.25)	(0.58)	—	(0.83)	14.36	22.35	1.40	1.39	1.55	15	12
12-31-2018	15.93	0.20	(3.43)	(3.23)	(0.19)	—	—	(0.19)	12.51	(20.27)	1.35	1.34	1.34	14	20
Series NAV
12-31-2022	16.09	0.26	(3.33)	(3.07)	(0.27)	(1.03)	—	(1.30)	11.72	(18.17)	1.03	1.03	1.96	68	20
12-31-2021	14.74	0.22	1.82	2.04	(0.22)	(0.47)	—	(0.69)	16.09	13.77	1.03	1.02	1.37	88	23
12-31-2020	14.39	0.16	0.92	1.08	(0.28)	(0.45)	—	(0.73)	14.74	8.41	1.18	1.17	1.25	75	14
12-31-2019	12.56	0.25	2.48	2.73	(0.32)	(0.58)	—	(0.90)	14.39	22.70	1.15	1.14	1.81	73	12
12-31-2018	15.96	0.24	(3.44)	(3.20)	(0.20)	—	—	(0.20)	12.56	(20.08)	1.10	1.09	1.58	74	20

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Investment Quality Bond Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	11.50	0.27	(2.01)	(1.74)	(0.33)	(0.21)	(0.54)	9.22	(14.88)	0.76	0.75	2.62	100	39
12-31-2021	12.17	0.22	(0.37)	(0.15)	(0.25)	(0.27)	(0.52)	11.50	(1.26)	0.74	0.73	1.86	134	37
12-31-2020	11.39	0.26	0.80	1.06	(0.27)	(0.01)	(0.28)	12.17	9.37	0.75	0.74	2.15	142	51
12-31-2019	10.68	0.30	0.70	1.00	(0.29)	—	(0.29)	11.39	9.36	0.75	0.74	2.70	139	45
12-31-2018	11.15	0.29	(0.38)	(0.09)	(0.30)	(0.08)	(0.38)	10.68	(0.82)	0.73	0.72	2.66	135	44
Series II
12-31-2022	11.50	0.25	(2.00)	(1.75)	(0.31)	(0.21)	(0.52)	9.23	(15.06)	0.96	0.95	2.42	51	39
12-31-2021	12.18	0.20	(0.39)	(0.19)	(0.22)	(0.27)	(0.49)	11.50	(1.45)	0.94	0.93	1.66	71	37
12-31-2020	11.40	0.23	0.81	1.04	(0.25)	(0.01)	(0.26)	12.18	9.15	0.95	0.94	1.95	80	51
12-31-2019	10.69	0.28	0.70	0.98	(0.27)	—	(0.27)	11.40	9.15	0.95	0.94	2.49	76	45
12-31-2018	11.15	0.27	(0.37)	(0.10)	(0.28)	(0.08)	(0.36)	10.69	(0.93)	0.93	0.92	2.46	71	44
Series NAV
12-31-2022	11.45	0.27	(2.00)	(1.73)	(0.33)	(0.21)	(0.54)	9.18	(14.88)	0.71	0.70	2.70	56	39
12-31-2021	12.13	0.23	(0.39)	(0.16)	(0.25)	(0.27)	(0.52)	11.45	(1.21)	0.69	0.68	1.91	65	37
12-31-2020	11.35	0.26	0.81	1.07	(0.28)	(0.01)	(0.29)	12.13	9.46	0.70	0.69	2.19	44	51
12-31-2019	10.65	0.31	0.68	0.99	(0.29)	—	(0.29)	11.35	9.35	0.70	0.69	2.74	41	45
12-31-2018	11.11	0.30	(0.38)	(0.08)	(0.30)	(0.08)	(0.38)	10.65	(0.68)	0.68	0.67	2.72	39	44

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
290	FINANCIAL HIGHLIGHTS

Lifestyle Balanced Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	16.79	0.31 [3]	(2.95)	(2.64)	(0.30)	(1.30)	—	(1.60)	12.55	(15.45)	0.12 [4]	0.12 [4]	2.11 [3]	32	15
12-31-2021	16.40	0.37 [3]	1.17	1.54	(0.37)	(0.78)	—	(1.15)	16.79	9.44	0.12 [4]	0.11 [4]	2.18 [3]	42	10
12-31-2020	15.43	0.38 [3]	1.53	1.91	(0.37)	(0.57)	—	(0.94)	16.40	12.69	0.12 [4]	0.12 [4]	2.45 [3]	41	15
12-31-2019	13.76	0.33 [3]	2.09	2.42	(0.30)	(0.45)	—	(0.75)	15.43	17.73	0.12 [4]	0.12 [4]	2.19 [3]	37	11
12-31-2018	14.98	0.32 [3]	(0.96)	(0.64)	(0.33)	(0.25)	—	(0.58)	13.76	(4.36)	0.12 [4]	0.12 [4]	2.13 [3]	32	8
Series II
12-31-2022	16.82	0.27 [3]	(2.94)	(2.67)	(0.27)	(1.30)	—	(1.57)	12.58	(15.60)	0.32 [4]	0.32 [4]	1.87 [3]	730	15
12-31-2021	16.43	0.34 [3]	1.17	1.51	(0.34)	(0.78)	—	(1.12)	16.82	9.21	0.32 [4]	0.31 [4]	1.98 [3]	997	10
12-31-2020	15.46	0.35 [3]	1.53	1.88	(0.34)	(0.57)	—	(0.91)	16.43	12.47	0.32 [4]	0.32 [4]	2.26 [3]	960	15
12-31-2019	13.78	0.29 [3]	2.11	2.40	(0.27)	(0.45)	—	(0.72)	15.46	17.56	0.32 [4]	0.32 [4]	1.94 [3]	860	11
12-31-2018	15.01	0.27 [3]	(0.95)	(0.68)	(0.30)	(0.25)	—	(0.55)	13.78	(4.63)	0.32 [4]	0.32 [4]	1.84 [3]	781	8
Series NAV
12-31-2022	16.77	0.32 [3]	(2.94)	(2.62)	(0.31)	(1.30)	—	(1.61)	12.54	(15.36)	0.07 [4]	0.07 [4]	2.21 [3]	137	15
12-31-2021	16.38	0.40 [3]	1.15	1.55	(0.38)	(0.78)	—	(1.16)	16.77	9.51	0.07 [4]	0.06 [4]	2.33 [3]	161	10
12-31-2020	15.42	0.40 [3]	1.51	1.91	(0.38)	(0.57)	—	(0.95)	16.38	12.68	0.07 [4]	0.07 [4]	2.57 [3]	136	15
12-31-2019	13.74	0.34 [3]	2.09	2.43	(0.30)	(0.45)	—	(0.75)	15.42	17.89	0.07 [4]	0.07 [4]	2.29 [3]	113	11
12-31-2018	14.97	0.34 [3]	(0.98)	(0.64)	(0.34)	(0.25)	—	(0.59)	13.74	(4.39)	0.07 [4]	0.07 [4]	2.28 [3]	89	8

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Lifestyle Conservative Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	14.10	0.32 [3]	(2.41)	(2.09)	(0.32)	(0.68)	—	(1.00)	11.01	(14.62)	0.16 [4]	0.13 [4]	2.59 [3]	14	16
12-31-2021	14.43	0.38 [3]	0.04	0.42	(0.35)	(0.40)	—	(0.75)	14.10	2.96	0.14 [4]	0.13 [4]	2.62 [3]	18	22
12-31-2020	13.68	0.45 [3]	1.01	1.46	(0.40)	(0.31)	—	(0.71)	14.43	10.75	0.15 [4]	0.13 [4]	3.19 [3]	16	21
12-31-2019	12.67	0.32 [3]	1.25	1.57	(0.30)	(0.26)	—	(0.56)	13.68	12.46	0.15 [4]	0.13 [4]	2.36 [3]	12	21
12-31-2018	13.39	0.33 [3]	(0.59)	(0.26)	(0.32)	(0.14)	—	(0.46)	12.67	(1.97)	0.16 [4]	0.12 [4]	2.48 [3]	11	21
Series II
12-31-2022	14.11	0.28 [3]	(2.38)	(2.10)	(0.30)	(0.68)	—	(0.98)	11.03	(14.71)	0.36 [4]	0.33 [4]	2.27 [3]	144	16
12-31-2021	14.45	0.32 [3]	0.07	0.39	(0.33)	(0.40)	—	(0.73)	14.11	2.68	0.34 [4]	0.33 [4]	2.19 [3]	200	22
12-31-2020	13.70	0.38 [3]	1.05	1.43	(0.37)	(0.31)	—	(0.68)	14.45	10.53	0.35 [4]	0.33 [4]	2.71 [3]	208	21
12-31-2019	12.69	0.30 [3]	1.25	1.55	(0.28)	(0.26)	—	(0.54)	13.70	12.22	0.35 [4]	0.33 [4]	2.20 [3]	170	21
12-31-2018	13.41	0.30 [3]	(0.58)	(0.28)	(0.30)	(0.14)	—	(0.44)	12.69	(2.17)	0.36 [4]	0.32 [4]	2.29 [3]	164	21
Series NAV
12-31-2022	14.08	0.35 [3]	(2.42)	(2.07)	(0.33)	(0.68)	—	(1.01)	11.00	(14.52)	0.11 [4]	0.08 [4]	2.84 [3]	8	16
12-31-2021	14.42	0.33 [3]	0.09	0.42	(0.36)	(0.40)	—	(0.76)	14.08	2.94	0.09 [4]	0.08 [4]	2.24 [3]	8	22
12-31-2020	13.67	0.57 [3]	0.89	1.46	(0.40)	(0.31)	—	(0.71)	14.42	10.80	0.10 [4]	0.08 [4]	4.03 [3]	9	21
12-31-2019	12.66	0.31 [3]	1.27	1.58	(0.31)	(0.26)	—	(0.57)	13.67	12.52	0.10 [4]	0.08 [4]	2.29 [3]	4	21
12-31-2018	13.38	0.36 [3]	(0.61)	(0.25)	(0.33)	(0.14)	—	(0.47)	12.66	(1.92)	0.11 [4]	0.07 [4]	2.70 [3]	5	21

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
FINANCIAL HIGHLIGHTS	291

Lifestyle Growth Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	18.57	0.29 [3]	(3.35)	(3.06)	(0.27)	(2.09)	—	(2.36)	13.15	(16.08)	0.12 [4]	0.11 [4]	1.81 [3]	194	12
12-31-2021	17.79	0.37 [3]	2.11	2.48	(0.36)	(1.34)	—	(1.70)	18.57	14.07	0.11 [4]	0.11 [4]	1.97 [3]	252	12 [5]
12-31-2020	16.92	0.36 [3]	1.84	2.20	(0.37)	(0.96)	—	(1.33)	17.79	13.58	0.12 [4]	0.11 [4]	2.19 [3]	236	13
12-31-2019	14.86	0.32 [3]	2.81	3.13	(0.30)	(0.77)	—	(1.07)	16.92	21.45	0.12 [4]	0.11 [4]	1.96 [3]	224	7
12-31-2018	16.41	0.30 [3]	(1.28)	(0.98)	(0.32)	(0.25)	—	(0.57)	14.86	(6.12)	0.11 [4]	0.11 [4]	1.85 [3]	207	5
Series II
12-31-2022	18.59	0.25 [3]	(3.34)	(3.09)	(0.24)	(2.09)	—	(2.33)	13.17	(16.24)	0.32 [4]	0.31 [4]	1.59 [3]	4,184	12
12-31-2021	17.81	0.33 [3]	2.11	2.44	(0.32)	(1.34)	—	(1.66)	18.59	13.84	0.31 [4]	0.31 [4]	1.72 [3]	5,588	12 [5]
12-31-2020	16.94	0.33 [3]	1.84	2.17	(0.34)	(0.96)	—	(1.30)	17.81	13.37	0.32 [4]	0.31 [4]	1.97 [3]	5,588	13
12-31-2019	14.88	0.29 [3]	2.81	3.10	(0.27)	(0.77)	—	(1.04)	16.94	21.20	0.32 [4]	0.31 [4]	1.75 [3]	5,567	7
12-31-2018	16.43	0.27 [3]	(1.29)	(1.02)	(0.28)	(0.25)	—	(0.53)	14.88	(6.31)	0.31 [4]	0.31 [4]	1.62 [3]	5,225	5
Series NAV
12-31-2022	18.56	0.30 [3]	(3.34)	(3.04)	(0.28)	(2.09)	—	(2.37)	13.15	(15.99)	0.07 [4]	0.06 [4]	1.92 [3]	495	12
12-31-2021	17.78	0.40 [3]	2.09	2.49	(0.37)	(1.34)	—	(1.71)	18.56	14.13	0.06 [4]	0.06 [4]	2.12 [3]	587	12 [5]
12-31-2020	16.91	0.38 [3]	1.83	2.21	(0.38)	(0.96)	—	(1.34)	17.78	13.63	0.07 [4]	0.06 [4]	2.30 [3]	477	13
12-31-2019	14.85	0.34 [3]	2.80	3.14	(0.31)	(0.77)	—	(1.08)	16.91	21.52	0.07 [4]	0.06 [4]	2.10 [3]	415	7
12-31-2018	16.40	0.33 [3]	(1.31)	(0.98)	(0.32)	(0.25)	—	(0.57)	14.85	(6.07)	0.06 [4]	0.06 [4]	2.00 [3]	339	5

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5	Excludes merger activity.
Lifestyle Moderate Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	15.82	0.31 [3]	(2.75)	(2.44)	(0.31)	(1.10)	—	(1.41)	11.97	(15.19)	0.14 [4]	0.13 [4]	2.28 [3]	12	15
12-31-2021	15.74	0.38 [3]	0.75	1.13	(0.36)	(0.69)	—	(1.05)	15.82	7.25	0.13 [4]	0.13 [4]	2.36 [3]	16	13
12-31-2020	14.85	0.40 [3]	1.36	1.76	(0.38)	(0.49)	—	(0.87)	15.74	12.09	0.14 [4]	0.13 [4]	2.64 [3]	14	17
12-31-2019	13.38	0.33 [3]	1.79	2.12	(0.29)	(0.36)	—	(0.65)	14.85	15.97	0.14 [4]	0.13 [4]	2.28 [3]	12	15
12-31-2018	14.44	0.31 [3]	(0.81)	(0.50)	(0.33)	(0.23)	—	(0.56)	13.38	(3.58)	0.14 [4]	0.13 [4]	2.17 [3]	10	8
Series II
12-31-2022	15.85	0.28 [3]	(2.75)	(2.47)	(0.28)	(1.10)	—	(1.38)	12.00	(15.34)	0.34 [4]	0.33 [4]	2.00 [3]	224	15
12-31-2021	15.77	0.33 [3]	0.77	1.10	(0.33)	(0.69)	—	(1.02)	15.85	7.03	0.33 [4]	0.33 [4]	2.05 [3]	301	13
12-31-2020	14.88	0.37 [3]	1.36	1.73	(0.35)	(0.49)	—	(0.84)	15.77	11.87	0.34 [4]	0.33 [4]	2.43 [3]	307	17
12-31-2019	13.41	0.29 [3]	1.80	2.09	(0.26)	(0.36)	—	(0.62)	14.88	15.72	0.34 [4]	0.33 [4]	2.00 [3]	269	15
12-31-2018	14.47	0.28 [3]	(0.81)	(0.53)	(0.30)	(0.23)	—	(0.53)	13.41	(3.77)	0.34 [4]	0.33 [4]	1.94 [3]	247	8
Series NAV
12-31-2022	15.81	0.33 [3]	(2.76)	(2.43)	(0.31)	(1.10)	—	(1.41)	11.97	(15.08)	0.09 [4]	0.08 [4]	2.37 [3]	39	15
12-31-2021	15.74	0.40 [3]	0.73	1.13	(0.37)	(0.69)	—	(1.06)	15.81	7.23	0.08 [4]	0.08 [4]	2.44 [3]	45	13
12-31-2020	14.84	0.40 [3]	1.38	1.78	(0.39)	(0.49)	—	(0.88)	15.74	12.22	0.09 [4]	0.08 [4]	2.67 [3]	35	17
12-31-2019	13.38	0.35 [3]	1.77	2.12	(0.30)	(0.36)	—	(0.66)	14.84	15.95	0.09 [4]	0.08 [4]	2.39 [3]	30	15
12-31-2018	14.44	0.35 [3]	(0.85)	(0.50)	(0.33)	(0.23)	—	(0.56)	13.38	(3.53)	0.09 [4]	0.08 [4]	2.46 [3]	22	8

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
292	FINANCIAL HIGHLIGHTS

Managed Volatility Balanced Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)1, [2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	12.48	0.22	(2.11)	(1.89)	(0.23)	(0.37)	(0.60)	9.99	(15.08)	0.25	0.17	2.01	360	11
12-31-2021	11.66	0.23	0.91	1.14	(0.25)	(0.07)	(0.32)	12.48	9.76	0.24	0.15	1.89	476	11
12-31-2020	12.41	0.25	(0.07)	0.18	(0.27)	(0.66)	(0.93)	11.66	1.81	0.26	0.15	2.11	498	12
12-31-2019	11.23	0.25	1.73	1.98	(0.23)	(0.57)	(0.80)	12.41	17.92	0.26	0.13	2.07	556	8
12-31-2018	12.96	0.25	(0.82)	(0.57)	(0.25)	(0.91)	(1.16)	11.23	(4.89)	0.15	0.10	1.95	531	36
Series II
12-31-2022	12.38	0.20	(2.09)	(1.89)	(0.21)	(0.37)	(0.58)	9.91	(15.22)	0.45	0.37	1.79	2,969	11
12-31-2021	11.57	0.20	0.90	1.10	(0.22)	(0.07)	(0.29)	12.38	9.54	0.44	0.35	1.66	3,991	11
12-31-2020	12.33	0.22	(0.08)	0.14	(0.24)	(0.66)	(0.90)	11.57	1.55	0.46	0.35	1.89	4,288	12
12-31-2019	11.16	0.22	1.72	1.94	(0.20)	(0.57)	(0.77)	12.33	17.73	0.46	0.33	1.86	4,957	8
12-31-2018	12.89	0.22	(0.82)	(0.60)	(0.22)	(0.91)	(1.13)	11.16	(5.04)	0.35	0.30	1.73	4,900	36
Series NAV
12-31-2022	12.52	0.23	(2.11)	(1.88)	(0.24)	(0.37)	(0.61)	10.03	(14.98)	0.20	0.12	2.08	1,019	11
12-31-2021	11.69	0.24	0.91	1.15	(0.25)	(0.07)	(0.32)	12.52	9.88	0.19	0.10	1.97	1,269	11
12-31-2020	12.45	0.26	(0.09)	0.17	(0.27)	(0.66)	(0.93)	11.69	1.77	0.21	0.10	2.20	1,217	12
12-31-2019	11.26	0.26	1.73	1.99	(0.23)	(0.57)	(0.80)	12.45	18.02	0.21	0.08	2.16	1,261	8
12-31-2018	12.99	0.26	(0.83)	(0.57)	(0.25)	(0.91)	(1.16)	11.26	(4.82)	0.10	0.05	2.04	1,133	36

1.	Based on average daily shares outstanding.
2.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Managed Volatility Conservative Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)1, [2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	11.66	0.26	(1.99)	(1.73)	(0.28)	(0.01)	(0.29)	9.64	(14.80)	0.25	0.18	2.53	109	8
12-31-2021	11.62	0.28	0.12	0.40	(0.29)	(0.07)	(0.36)	11.66	3.48	0.25	0.16	2.33	145	7
12-31-2020	11.75	0.30	0.09	0.39	(0.33)	(0.19)	(0.52)	11.62	3.39	0.26	0.14	2.57	154	10
12-31-2019	10.61	0.29	1.13	1.42	(0.26)	(0.02)	(0.28)	11.75	13.38	0.25	0.14	2.50	166	8
12-31-2018	11.48	0.27	(0.51)	(0.24)	(0.28)	(0.35)	(0.63)	10.61	(2.18)	0.15	0.09	2.43	155	34
Series II
12-31-2022	11.56	0.24	(1.97)	(1.73)	(0.26)	(0.01)	(0.27)	9.56	(14.93)	0.45	0.38	2.31	499	8
12-31-2021	11.52	0.25	0.13	0.38	(0.27)	(0.07)	(0.34)	11.56	3.31	0.45	0.36	2.10	683	7
12-31-2020	11.66	0.27	0.09	0.36	(0.31)	(0.19)	(0.50)	11.52	3.13	0.46	0.34	2.36	794	10
12-31-2019	10.53	0.25	1.14	1.39	(0.24)	(0.02)	(0.26)	11.66	13.18	0.45	0.34	2.23	888	8
12-31-2018	11.40	0.25	(0.52)	(0.27)	(0.25)	(0.35)	(0.60)	10.53	(2.39)	0.35	0.29	2.19	908	34
Series NAV
12-31-2022	11.69	0.28	(2.00)	(1.72)	(0.29)	(0.01)	(0.30)	9.67	(14.72)	0.20	0.13	2.67	53	8
12-31-2021	11.65	0.29	0.12	0.41	(0.30)	(0.07)	(0.37)	11.69	3.52	0.20	0.11	2.44	62	7
12-31-2020	11.78	0.31	0.09	0.40	(0.34)	(0.19)	(0.53)	11.65	3.43	0.21	0.09	2.71	59	10
12-31-2019	10.64	0.29	1.14	1.43	(0.27)	(0.02)	(0.29)	11.78	13.50	0.20	0.09	2.55	56	8
12-31-2018	11.51	0.27	(0.51)	(0.24)	(0.28)	(0.35)	(0.63)	10.64	(2.21)	0.10	0.04	2.42	51	34

1.	Based on average daily shares outstanding.
2.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
FINANCIAL HIGHLIGHTS	293

Managed Volatility Growth Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)1, [2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	13.28	0.19	(2.17)	(1.98)	(0.20)	(0.31)	(0.51)	10.79	(14.86)	0.27	0.18	1.64	450	14
12-31-2021	12.03	0.21	1.33	1.54	(0.21)	(0.08)	(0.29)	13.28	12.82	0.25	0.16	1.64	589	12 [5]
12-31-2020	13.28	0.21	(0.46)	(0.25)	(0.24)	(0.76)	(1.00)	12.03	(1.42)	0.28	0.15	1.75	545	13
12-31-2019	12.20	0.24	2.06	2.30	(0.21)	(1.01)	(1.22)	13.28	19.56	0.27	0.13	1.85	627	8
12-31-2018	14.55	0.24	(1.08)	(0.84)	(0.23)	(1.28)	(1.51)	12.20	(6.54)	0.15	0.10	1.67	591	37
Series II
12-31-2022	13.22	0.17	(2.16)	(1.99)	(0.18)	(0.31)	(0.49)	10.74	(15.03)	0.47	0.38	1.43	4,246	14
12-31-2021	11.98	0.18	1.33	1.51	(0.19)	(0.08)	(0.27)	13.22	12.58	0.45	0.36	1.37	5,630	12 [5]
12-31-2020	13.23	0.18	(0.46)	(0.28)	(0.21)	(0.76)	(0.97)	11.98	(1.60)	0.48	0.35	1.53	5,886	13
12-31-2019	12.16	0.21	2.06	2.27	(0.19)	(1.01)	(1.20)	13.23	19.32	0.47	0.33	1.64	7,116	8
12-31-2018	14.51	0.21	(1.07)	(0.86)	(0.21)	(1.28)	(1.49)	12.16	(6.70)	0.35	0.30	1.45	6,931	37
Series NAV
12-31-2022	13.30	0.20	(2.17)	(1.97)	(0.21)	(0.31)	(0.52)	10.81	(14.79)	0.22	0.13	1.72	891	14
12-31-2021	12.05	0.23	1.32	1.55	(0.22)	(0.08)	(0.30)	13.30	12.85	0.20	0.11	1.80	1,075	12 [5]
12-31-2020	13.30	0.22	(0.47)	(0.25)	(0.24)	(0.76)	(1.00)	12.05	(1.37)	0.23	0.10	1.85	769	13
12-31-2019	12.21	0.26	2.06	2.32	(0.22)	(1.01)	(1.23)	13.30	19.68	0.22	0.08	1.95	817	8
12-31-2018	14.57	0.25	(1.09)	(0.84)	(0.24)	(1.28)	(1.52)	12.21	(6.55)	0.10	0.05	1.76	703	37

1.	Based on average daily shares outstanding.
2.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
5.	Excludes merger activity.
Managed Volatility Moderate Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)1, [2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	12.01	0.23	(2.03)	(1.80)	(0.24)	(0.36)	(0.60)	9.61	(14.87)	0.25	0.17	2.19	153	10
12-31-2021	11.44	0.24	0.66	0.90	(0.25)	(0.08)	(0.33)	12.01	7.90	0.24	0.15	2.02	196	10
12-31-2020	11.94	0.26	0.10	0.36	(0.28)	(0.58)	(0.86)	11.44	3.31	0.25	0.14	2.29	208	11
12-31-2019	10.84	0.26	1.53	1.79	(0.24)	(0.45)	(0.69)	11.94	16.72	0.25	0.13	2.18	234	8
12-31-2018	12.33	0.26	(0.71)	(0.45)	(0.26)	(0.78)	(1.04)	10.84	(3.99)	0.14	0.09	2.12	230	35
Series II
12-31-2022	11.91	0.21	(2.02)	(1.81)	(0.22)	(0.36)	(0.58)	9.52	(15.10)	0.45	0.37	1.95	945	10
12-31-2021	11.34	0.22	0.66	0.88	(0.23)	(0.08)	(0.31)	11.91	7.76	0.44	0.35	1.82	1,277	10
12-31-2020	11.85	0.23	0.10	0.33	(0.26)	(0.58)	(0.84)	11.34	3.05	0.45	0.34	2.06	1,379	11
12-31-2019	10.77	0.23	1.52	1.75	(0.22)	(0.45)	(0.67)	11.85	16.43	0.45	0.33	1.97	1,552	8
12-31-2018	12.25	0.23	(0.69)	(0.46)	(0.24)	(0.78)	(1.02)	10.77	(4.12)	0.34	0.29	1.89	1,557	35
Series NAV
12-31-2022	12.03	0.24	(2.04)	(1.80)	(0.25)	(0.36)	(0.61)	9.62	(14.89)	0.20	0.12	2.27	116	10
12-31-2021	11.45	0.25	0.67	0.92	(0.26)	(0.08)	(0.34)	12.03	8.03	0.19	0.10	2.12	142	10
12-31-2020	11.96	0.27	0.08	0.35	(0.28)	(0.58)	(0.86)	11.45	3.27	0.20	0.09	2.38	139	11
12-31-2019	10.85	0.27	1.54	1.81	(0.25)	(0.45)	(0.70)	11.96	16.85	0.20	0.08	2.29	137	8
12-31-2018	12.34	0.26	(0.70)	(0.44)	(0.27)	(0.78)	(1.05)	10.85	(3.94)	0.09	0.04	2.15	119	35

1.	Based on average daily shares outstanding.
2.	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
4.	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
294	FINANCIAL HIGHLIGHTS

Mid Cap Growth Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	19.86	(0.06)	(6.98)	(7.04)	—	(5.55)	—	(5.55)	7.27	(34.64)	0.93	0.93	(0.50)	128	97
12-31-2021	26.19	(0.19)	1.58	1.39	—	(7.72)	—	(7.72)	19.86	3.54	0.92	0.92	(0.71)	215	91
12-31-2020	18.07	(0.13)	11.50	11.37	—	(3.25)	—	(3.25)	26.19	65.39	0.93	0.92	(0.61)	234	98
12-31-2019	15.79	(0.10)	5.44	5.34	—	(3.06)	—	(3.06)	18.07	34.53	0.93	0.93	(0.54)	168	64
12-31-2018	17.82	(0.08)	0.15	0.07	—	(2.10)	—	(2.10)	15.79	(1.56)	0.93	0.92	(0.41)	142	69
Series II
12-31-2022	17.47	(0.07)	(6.16)	(6.23)	—	(5.55)	—	(5.55)	5.69	(34.77)	1.13	1.13	(0.70)	60	97
12-31-2021	23.93	(0.22)	1.48	1.26	—	(7.72)	—	(7.72)	17.47	3.30	1.12	1.12	(0.92)	105	91
12-31-2020	16.74	(0.16)	10.60	10.44	—	(3.25)	—	(3.25)	23.93	65.02	1.13	1.12	(0.81)	120	98
12-31-2019	14.83	(0.13)	5.10	4.97	—	(3.06)	—	(3.06)	16.74	34.25	1.13	1.13	(0.74)	86	64
12-31-2018	16.87	(0.11)	0.17	0.06	—	(2.10)	—	(2.10)	14.83	(1.71)	1.13	1.12	(0.61)	73	69
Series NAV
12-31-2022	20.40	(0.06)	(7.16)	(7.22)	—	(5.55)	—	(5.55)	7.63	(34.61)	0.88	0.88	(0.44)	373	97
12-31-2021	26.70	(0.18)	1.60	1.42	—	(7.72)	—	(7.72)	20.40	3.58	0.87	0.87	(0.66)	611	91
12-31-2020	18.37	(0.12)	11.70	11.58	—	(3.25)	—	(3.25)	26.70	65.47	0.88	0.87	(0.55)	635	98
12-31-2019	16.00	(0.09)	5.52	5.43	—	(3.06)	—	(3.06)	18.37	34.63	0.88	0.88	(0.49)	535	64
12-31-2018	18.03	(0.07)	0.14	0.07	—	(2.10)	—	(2.10)	16.00	(1.54)	0.88	0.87	(0.35)	454	69

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Mid Cap Index Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	24.89	0.25	(3.67)	(3.42)	(0.24)	(3.12)	—	(3.36)	18.11	(13.43)	0.56	0.45	1.15	844	12
12-31-2021	21.34	0.19	4.95	5.14	(0.23)	(1.36)	—	(1.59)	24.89	24.21	0.56	0.45	0.78	1,086	17
12-31-2020	21.39	0.21	2.19	2.40	(0.32)	(2.13)	—	(2.45)	21.34	13.22	0.56	0.46	1.10	996	14
12-31-2019	18.83	0.26	4.36	4.62	(0.24)	(1.82)	—	(2.06)	21.39	25.59	0.56	0.45	1.22	1,047	15
12-31-2018	23.00	0.27	(2.60)	(2.33)	(0.25)	(1.59)	—	(1.84)	18.83	(11.46)	0.56	0.45	1.17	1,029	15
Series II
12-31-2022	24.73	0.20	(3.63)	(3.43)	(0.20)	(3.12)	—	(3.32)	17.98	(13.59)	0.76	0.65	0.95	55	12
12-31-2021	21.21	0.14	4.91	5.05	(0.17)	(1.36)	—	(1.53)	24.73	23.96	0.76	0.65	0.58	73	17
12-31-2020	21.28	0.17	2.17	2.34	(0.28)	(2.13)	—	(2.41)	21.21	12.98	0.76	0.66	0.90	67	14
12-31-2019	18.73	0.21	4.36	4.57	(0.20)	(1.82)	—	(2.02)	21.28	25.43	0.76	0.65	1.02	70	15
12-31-2018	22.89	0.22	(2.58)	(2.36)	(0.21)	(1.59)	—	(1.80)	18.73	(11.66)	0.76	0.65	0.96	66	15
Series NAV
12-31-2022	24.89	0.26	(3.66)	(3.40)	(0.26)	(3.12)	—	(3.38)	18.11	(13.39)	0.51	0.40	1.20	235	12
12-31-2021	21.34	0.21	4.94	5.15	(0.24)	(1.36)	—	(1.60)	24.89	24.27	0.51	0.40	0.84	297	17
12-31-2020	21.39	0.22	2.19	2.41	(0.33)	(2.13)	—	(2.46)	21.34	13.27	0.51	0.41	1.15	242	14
12-31-2019	18.82	0.27	4.37	4.64	(0.25)	(1.82)	—	(2.07)	21.39	25.72	0.51	0.40	1.28	228	15
12-31-2018	23.00	0.28	(2.60)	(2.32)	(0.27)	(1.59)	—	(1.86)	18.82	(11.45)	0.51	0.40	1.23	174	15

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
FINANCIAL HIGHLIGHTS	295

Mid Value Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	11.97	0.11	(0.69)	(0.58)	(0.10)	(1.34)	—	(1.44)	9.95	(4.31)	0.98	0.93	0.94	222	49
12-31-2021	10.18	0.06	2.42	2.48	(0.12)	(0.57)	—	(0.69)	11.97	24.34	1.04	0.99	0.48	241	26
12-31-2020	9.68	0.14	0.73	0.87	(0.15)	(0.22)	—	(0.37)	10.18	9.60	1.05	1.00	1.55	210	36
12-31-2019	9.47	0.15	1.54	1.69	(0.11)	(1.37)	—	(1.48)	9.68	19.54	1.05	1.00	1.50	239	33
12-31-2018	11.60	0.09	(1.20)	(1.11)	(0.09)	(0.93)	—	(1.02)	9.47	(10.84)	1.05	0.99	0.80	241	35
Series II
12-31-2022	11.98	0.08	(0.69)	(0.61)	(0.07)	(1.34)	—	(1.41)	9.96	(4.52)	1.18	1.13	0.74	51	49
12-31-2021	10.19	0.03	2.42	2.45	(0.09)	(0.57)	—	(0.66)	11.98	24.10	1.24	1.19	0.28	56	26
12-31-2020	9.69	0.12	0.74	0.86	(0.14)	(0.22)	—	(0.36)	10.19	9.38	1.25	1.20	1.36	47	36
12-31-2019	9.49	0.13	1.53	1.66	(0.09)	(1.37)	—	(1.46)	9.69	19.15	1.25	1.20	1.30	50	33
12-31-2018	11.61	0.07	(1.19)	(1.12)	(0.07)	(0.93)	—	(1.00)	9.49	(10.93)	1.25	1.19	0.60	48	35
Series NAV
12-31-2022	11.87	0.11	(0.69)	(0.58)	(0.10)	(1.34)	—	(1.44)	9.85	(4.30)	0.93	0.88	0.98	296	49
12-31-2021	10.11	0.06	2.39	2.45	(0.12)	(0.57)	—	(0.69)	11.87	24.26	0.99	0.94	0.53	366	26
12-31-2020	9.61	0.14	0.74	0.88	(0.16)	(0.22)	—	(0.38)	10.11	9.72	1.00	0.95	1.59	345	36
12-31-2019	9.42	0.15	1.53	1.68	(0.12)	(1.37)	—	(1.49)	9.61	19.49	1.00	0.95	1.56	381	33
12-31-2018	11.53	0.10	(1.18)	(1.08)	(0.10)	(0.93)	—	(1.03)	9.42	(10.68)	1.00	0.94	0.86	359	35

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Money Market Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	1.00	0.013	— [3]	0.013	(0.013)	—	(0.013)	1.00	1.29	0.44	0.33	1.33	1,778	—
12-31-2021	1.00	— [3]	— [3]	— [3]	— [3]	—	— [3]	1.00	0.00 [4]	0.44	0.07	—	1,522	—
12-31-2020	1.00	0.003	— [3]	0.003	(0.003)	—	(0.003)	1.00	0.31	0.44	0.24	0.26	1,835	—
12-31-2019	1.00	0.019	— [3]	0.019	(0.019)	—	(0.019)	1.00	1.93	0.46	0.33	1.91	1,420	—
12-31-2018	1.00	0.015	— [3]	0.015	(0.015)	—	(0.015)	1.00	1.54	0.47	0.33	1.53	1,415	—
Series II
12-31-2022	1.00	0.010	0.001	0.011	(0.011)	—	(0.011)	1.00	1.07	0.64	0.53	1.00	67	—
12-31-2021	1.00	— [3]	— [3]	— [3]	— [3]	—	— [3]	1.00	0.00 [4]	0.64	0.07	—	79	—
12-31-2020	1.00	0.003	(0.001)	0.002	(0.002)	—	(0.002)	1.00	0.24	0.64	0.32	0.26	100	—
12-31-2019	1.00	0.017	— [3]	0.017	(0.017)	—	(0.017)	1.00	1.73	0.66	0.53	1.73	120	—
12-31-2018	1.00	0.013	— [3]	0.013	(0.013)	—	(0.013)	1.00	1.34	0.67	0.53	1.31	140	—
Series NAV
12-31-2022	1.00	0.014	(0.001)	0.013	(0.013)	—	(0.013)	1.00	1.34	0.39	0.28	1.36	484	—
12-31-2021	1.00	— [3]	— [3]	— [3]	— [3]	—	— [3]	1.00	0.00 [4]	0.39	0.07	—	393	—
12-31-2020	1.00	0.003	— [3]	0.003	(0.003)	—	(0.003)	1.00	0.33	0.39	0.22	0.31	467	—
12-31-2019	1.00	0.020	— [3]	0.020	(0.020)	—	(0.020)	1.00	1.98	0.41	0.28	1.97	390	—
12-31-2018	1.00	0.016	— [3]	0.016	(0.016)	—	(0.016)	1.00	1.59	0.42	0.28	1.59	444	—

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3.	Less than $0.0005 per share.
4.	Less than 0.005%.
296	FINANCIAL HIGHLIGHTS

Opportunistic Fixed Income Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	12.31	0.47	(1.87)	(1.40)	(0.30)	(0.13)	(0.43)	10.48	(11.12)	0.90	0.82	4.31	21	119
12-31-2021	13.47	0.38	(0.66)	(0.28)	(0.37)	(0.51)	(0.88)	12.31	(2.02)	0.85	0.82	2.90	29	126
12-31-2020	12.30	0.30	1.39	1.69	(0.52)	—	(0.52)	13.47	13.79	0.92 [3]	0.85 [3]	2.34	32	326 [4]
12-31-2019	12.34	0.28	0.50	0.78	(0.82)	—	(0.82)	12.30	6.38	1.16 [3]	1.12 [3]	2.23	31	45
12-31-2018	12.93	0.29	(0.53)	(0.24)	(0.35)	—	(0.35)	12.34	(1.90)	0.84	0.82	2.31	32	35
Series II
12-31-2022	12.10	0.44	(1.84)	(1.40)	(0.28)	(0.13)	(0.41)	10.29	(11.26)	1.10	1.02	4.11	43	119
12-31-2021	13.25	0.35	(0.64)	(0.29)	(0.35)	(0.51)	(0.86)	12.10	(2.26)	1.05	1.02	2.70	56	126
12-31-2020	12.11	0.27	1.37	1.64	(0.50)	—	(0.50)	13.25	13.63	1.12 [3]	1.05 [3]	2.11	59	326 [4]
12-31-2019	12.17	0.25	0.49	0.74	(0.80)	—	(0.80)	12.11	6.08	1.36 [3]	1.32 [3]	2.03	60	45
12-31-2018	12.77	0.26	(0.52)	(0.26)	(0.34)	—	(0.34)	12.17	(2.03)	1.04	1.02	2.10	62	35
Series NAV
12-31-2022	12.25	0.48	(1.86)	(1.38)	(0.31)	(0.13)	(0.44)	10.43	(10.96)	0.85	0.77	4.38	96	119
12-31-2021	13.41	0.39	(0.66)	(0.27)	(0.38)	(0.51)	(0.89)	12.25	(2.06)	0.80	0.77	2.95	126	126
12-31-2020	12.25	0.30	1.39	1.69	(0.53)	—	(0.53)	13.41	13.90	0.87 [3]	0.80 [3]	2.35	106	326 [4]
12-31-2019	12.30	0.28	0.50	0.78	(0.83)	—	(0.83)	12.25	6.37	1.11 [3]	1.07 [3]	2.28	107	45
12-31-2018	12.88	0.27	(0.50)	(0.23)	(0.35)	—	(0.35)	12.30	(1.74)	0.79	0.77	2.11	108	35

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes interest expense of 0.01% and 0.25% for the year ended December 31, 2020 and the year ended December 31, 2019, respectively.
4.	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
Real Estate Securities Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	27.47	0.35	(8.23)	(7.88)	(0.25)	(1.90)	—	(2.15)	17.44	(28.51)	0.81	0.80	1.60	51	93
12-31-2021	18.97	0.31	8.54	8.85	(0.35)	—	—	(0.35)	27.47	46.79	0.80	0.79	1.33	79	63
12-31-2020	23.55	0.40	(1.97)	(1.57)	(0.43)	(2.58)	—	(3.01)	18.97	(5.64)	0.82	0.82	1.96	61	180
12-31-2019	18.72	0.42	5.07	5.49	(0.48)	(0.18)	—	(0.66)	23.55	29.40	0.81	0.81	1.90	73	129
12-31-2018	19.71	0.43	(1.09)	(0.66)	(0.33)	—	—	(0.33)	18.72	(3.46)	0.81	0.81	2.21	64	164
Series II
12-31-2022	27.44	0.31	(8.22)	(7.91)	(0.20)	(1.90)	—	(2.10)	17.43	(28.64)	1.01	1.00	1.40	28	93
12-31-2021	18.96	0.26	8.52	8.78	(0.30)	—	—	(0.30)	27.44	46.46	1.00	0.99	1.14	44	63
12-31-2020	23.53	0.36	(1.96)	(1.60)	(0.39)	(2.58)	—	(2.97)	18.96	(5.80)	1.02	1.02	1.75	32	180
12-31-2019	18.72	0.38	5.05	5.43	(0.44)	(0.18)	—	(0.62)	23.53	29.08	1.01	1.01	1.70	40	129
12-31-2018	19.74	0.38	(1.08)	(0.70)	(0.32)	—	—	(0.32)	18.72	(3.64)	1.01	1.01	2.00	35	164
Series NAV
12-31-2022	27.28	0.36	(8.18)	(7.82)	(0.26)	(1.90)	—	(2.16)	17.30	(28.45)	0.76	0.75	1.66	208	93
12-31-2021	18.84	0.32	8.48	8.80	(0.36)	—	—	(0.36)	27.28	46.80	0.75	0.74	1.39	309	63
12-31-2020	23.41	0.41	(1.96)	(1.55)	(0.44)	(2.58)	—	(3.02)	18.84	(5.58)	0.77	0.77	2.01	221	180
12-31-2019	18.61	0.43	5.04	5.47	(0.49)	(0.18)	—	(0.67)	23.41	29.47	0.76	0.76	1.96	257	129
12-31-2018	19.59	0.43	(1.08)	(0.65)	(0.33)	—	—	(0.33)	18.61	(3.43)	0.76	0.76	2.26	204	164

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
FINANCIAL HIGHLIGHTS	297

Science & Technology Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	36.59	(0.15)	(13.09)	(13.24)	—	(11.70)	—	(11.70)	11.65	(35.67)	1.09	1.04	(0.66)	473	116
12-31-2021	41.87	(0.25)	4.10	3.85	—	(9.13)	—	(9.13)	36.59	8.53	1.11	1.06	(0.58)	834	87
12-31-2020	29.43	(0.06) [3]	16.39	16.33	—	(3.89)	—	(3.89)	41.87	57.46	1.11	1.07	(0.16) [3]	938	114
12-31-2019	25.80	0.01	9.31	9.32	(0.03)	(5.66)	—	(5.69)	29.43	38.06	1.13	1.08	0.04	662	87
12-31-2018	29.97	(0.11)	0.68	0.57	—	(4.74)	—	(4.74)	25.80	(0.61)	1.12	1.08	(0.35)	594	108
Series II
12-31-2022	33.48	(0.17)	(11.99)	(12.16)	—	(11.70)	—	(11.70)	9.62	(35.76)	1.29	1.24	(0.86)	43	116
12-31-2021	39.08	(0.31)	3.84	3.53	—	(9.13)	—	(9.13)	33.48	8.31	1.31	1.26	(0.78)	79	87
12-31-2020	27.71	(0.11) [3]	15.37	15.26	—	(3.89)	—	(3.89)	39.08	57.15	1.31	1.27	(0.35) [3]	84	114
12-31-2019	24.58	(0.05)	8.84	8.79	—	(5.66)	—	(5.66)	27.71	37.74	1.33	1.28	(0.17)	59	87
12-31-2018	28.79	(0.17)	0.70	0.53	—	(4.74)	—	(4.74)	24.58	(0.78)	1.32	1.28	(0.55)	49	108
Series NAV
12-31-2022	37.35	(0.14)	(13.36)	(13.50)	—	(11.70)	—	(11.70)	12.15	(35.64)	1.04	0.99	(0.60)	105	116
12-31-2021	42.55	(0.23)	4.16	3.93	—	(9.13)	—	(9.13)	37.35	8.58	1.06	1.01	(0.53)	158	87
12-31-2020	29.84	(0.05) [3]	16.65	16.60	—	(3.89)	—	(3.89)	42.55	57.58	1.06	1.02	(0.14) [3]	145	114
12-31-2019	26.10	0.03	9.42	9.45	(0.05)	(5.66)	—	(5.71)	29.84	38.09	1.08	1.03	0.10	89	87
12-31-2018	30.26	(0.10)	0.68	0.58	—	(4.74)	—	(4.74)	26.10	(0.57)	1.07	1.03	(0.31)	64	108

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3
Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the portfolio, which amounted to $0.18 and 0.51%, respectively.

Select Bond Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	13.94	0.32	(2.32)	(2.00)	(0.38)	(0.10)	(0.48)	11.46	(14.20)	0.66	0.62	2.56	135	120
12-31-2021	14.59	0.28	(0.45)	(0.17)	(0.41)	(0.07)	(0.48)	13.94	(1.20)	0.65	0.61	1.94	177	132
12-31-2020	13.79	0.34	0.91	1.25	(0.45)	—	(0.45)	14.59	9.08	0.65	0.62	2.36	179	118
12-31-2019	12.99	0.35	0.81	1.16	(0.36)	—	(0.36)	13.79	8.95	0.65	0.62	2.55	176	137
12-31-2018	13.42	0.34	(0.40)	(0.06)	(0.37)	—	(0.37)	12.99	(0.43)	0.65	0.62	2.61	173	83
Series II
12-31-2022	13.96	0.30	(2.32)	(2.02)	(0.36)	(0.10)	(0.46)	11.48	(14.38)	0.86	0.82	2.40	413	120
12-31-2021	14.61	0.25	(0.45)	(0.20)	(0.38)	(0.07)	(0.45)	13.96	(1.39)	0.85	0.81	1.74	415	132
12-31-2020	13.81	0.31	0.91	1.22	(0.42)	—	(0.42)	14.61	8.86	0.85	0.82	2.18	437	118
12-31-2019	13.01	0.32	0.82	1.14	(0.34)	—	(0.34)	13.81	8.73	0.85	0.82	2.35	423	137
12-31-2018	13.44	0.32	(0.41)	(0.09)	(0.34)	—	(0.34)	13.01	(0.63)	0.85	0.82	2.42	513	83
Series NAV
12-31-2022	13.93	0.33	(2.32)	(1.99)	(0.39)	(0.10)	(0.49)	11.45	(14.16)	0.61	0.58	2.61	5,411	120
12-31-2021	14.58	0.28	(0.45)	(0.17)	(0.41)	(0.07)	(0.48)	13.93	(1.15)	0.60	0.57	1.98	7,199	132
12-31-2020	13.78	0.35	0.90	1.25	(0.45)	—	(0.45)	14.58	9.14	0.60	0.58	2.40	7,212	118
12-31-2019	12.98	0.35	0.82	1.17	(0.37)	—	(0.37)	13.78	9.01	0.60	0.58	2.60	7,703	137
12-31-2018	13.41	0.35	(0.41)	(0.06)	(0.37)	—	(0.37)	12.98	(0.38)	0.60	0.57	2.66	7,528	83

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
298	FINANCIAL HIGHLIGHTS

Short Term Government Income Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	11.88	0.12	(0.89)	(0.77)	(0.17)	—	(0.17)	10.94	(6.48)	0.72	0.71	1.10	25	52
12-31-2021	12.29	0.13	(0.32)	(0.19)	(0.22)	—	(0.22)	11.88	(1.59)	0.70	0.69	1.04	30	32
12-31-2020	12.07	0.16	0.27	0.43	(0.21)	—	(0.21)	12.29	3.60	0.71	0.71	1.30	33	38
12-31-2019	11.87	0.15	0.25	0.40	(0.20)	—	(0.20)	12.07	3.39	0.71	0.71	1.25	36	54
12-31-2018	12.02	0.15	(0.05)	0.10	(0.25)	—	(0.25)	11.87	0.84	0.68	0.67	1.26	35	28
Series II
12-31-2022	11.89	0.10	(0.89)	(0.79)	(0.15)	—	(0.15)	10.95	(6.67)	0.92	0.91	0.89	17	52
12-31-2021	12.30	0.10	(0.32)	(0.22)	(0.19)	—	(0.19)	11.89	(1.78)	0.90	0.89	0.84	22	32
12-31-2020	12.08	0.14	0.27	0.41	(0.19)	—	(0.19)	12.30	3.39	0.91	0.91	1.10	29	38
12-31-2019	11.88	0.13	0.25	0.38	(0.18)	—	(0.18)	12.08	3.18	0.91	0.91	1.05	23	54
12-31-2018	12.02	0.13	(0.05)	0.08	(0.22)	—	(0.22)	11.88	0.64	0.88	0.87	1.05	26	28
Series NAV
12-31-2022	11.88	0.13	(0.90)	(0.77)	(0.17)	—	(0.17)	10.94	(6.43)	0.67	0.66	1.15	119	52
12-31-2021	12.29	0.13	(0.32)	(0.19)	(0.22)	—	(0.22)	11.88	(1.54)	0.65	0.64	1.09	130	32
12-31-2020	12.07	0.17	0.27	0.44	(0.22)	—	(0.22)	12.29	3.65	0.66	0.66	1.35	131	38
12-31-2019	11.87	0.16	0.25	0.41	(0.21)	—	(0.21)	12.07	3.44	0.66	0.66	1.30	120	54
12-31-2018	12.02	0.15	(0.05)	0.10	(0.25)	—	(0.25)	11.87	0.89	0.63	0.62	1.28	115	28

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Index Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	17.26	0.12	(3.65)	(3.53)	(0.15)	(2.01)	—	(2.16)	11.57	(20.65)	0.58	0.53	0.88	341	13
12-31-2021	16.31	0.12	2.27	2.39	(0.10)	(1.34)	—	(1.44)	17.26	14.49	0.57	0.51	0.67	460	20
12-31-2020	14.94	0.10	2.50	2.60	(0.20)	(1.03)	—	(1.23)	16.31	19.29	0.59	0.53	0.74	427	16
12-31-2019	13.36	0.16	3.01	3.17	(0.15)	(1.44)	—	(1.59)	14.94	25.04	0.58	0.53	1.11	404	14
12-31-2018	16.09	0.17	(1.78)	(1.61)	(0.15)	(0.97)	—	(1.12)	13.36	(11.42)	0.58	0.52	1.04	365	24
Series II
12-31-2022	17.13	0.09	(3.62)	(3.53)	(0.12)	(2.01)	—	(2.13)	11.47	(20.81)	0.78	0.73	0.67	26	13
12-31-2021	16.20	0.08	2.26	2.34	(0.07)	(1.34)	—	(1.41)	17.13	14.25	0.77	0.71	0.46	37	20
12-31-2020	14.85	0.07	2.48	2.55	(0.17)	(1.03)	—	(1.20)	16.20	19.05	0.79	0.73	0.54	36	16
12-31-2019	13.29	0.13	2.99	3.12	(0.12)	(1.44)	—	(1.56)	14.85	24.78	0.78	0.73	0.90	35	14
12-31-2018	16.00	0.13	(1.75)	(1.62)	(0.12)	(0.97)	—	(1.09)	13.29	(11.55)	0.78	0.72	0.82	32	24
Series NAV
12-31-2022	17.29	0.13	(3.66)	(3.53)	(0.16)	(2.01)	—	(2.17)	11.59	(20.63)	0.53	0.48	0.92	125	13
12-31-2021	16.33	0.13	2.28	2.41	(0.11)	(1.34)	—	(1.45)	17.29	14.59	0.52	0.46	0.73	169	20
12-31-2020	14.96	0.11	2.49	2.60	(0.20)	(1.03)	—	(1.23)	16.33	19.32	0.54	0.48	0.78	144	16
12-31-2019	13.38	0.18	3.00	3.18	(0.16)	(1.44)	—	(1.60)	14.96	25.07	0.53	0.48	1.19	158	14
12-31-2018	16.10	0.18	(1.77)	(1.59)	(0.16)	(0.97)	—	(1.13)	13.38	(11.30)	0.53	0.47	1.09	124	24

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
FINANCIAL HIGHLIGHTS	299

Small Cap Opportunities Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	33.56	0.11	(3.55)	(3.44)	(0.16)	(4.25)	—	(4.41)	25.71	(10.07)	1.15	0.89	0.38	78	27
12-31-2021	26.24	0.19	7.96	8.15	(0.15)	(0.68)	—	(0.83)	33.56	31.10	1.14	0.91	0.61	95	28
12-31-2020	25.52	0.13	2.07	2.20	(0.16)	(1.32)	—	(1.48)	26.24	9.88	1.17	1.00	0.58	81	28
12-31-2019	22.37	0.14	5.29	5.43	(0.11)	(2.17)	—	(2.28)	25.52	25.54	1.16	0.98	0.58	83	16
12-31-2018	32.01	0.11	(3.10)	(2.99)	(0.14)	(6.51)	—	(6.65)	22.37	(13.84)	1.14	0.96	0.36	74	23
Series II
12-31-2022	32.73	0.05	(3.47)	(3.42)	(0.09)	(4.25)	—	(4.34)	24.97	(10.24)	1.35	1.09	0.18	28	27
12-31-2021	25.61	0.12	7.78	7.90	(0.10)	(0.68)	—	(0.78)	32.73	30.85	1.34	1.11	0.39	35	28
12-31-2020	24.96	0.08	2.01	2.09	(0.12)	(1.32)	—	(1.44)	25.61	9.65	1.37	1.20	0.38	30	28
12-31-2019	21.91	0.09	5.18	5.27	(0.05)	(2.17)	—	(2.22)	24.96	25.26	1.36	1.18	0.38	31	16
12-31-2018	31.48	0.05	(3.03)	(2.98)	(0.08)	(6.51)	—	(6.59)	21.91	(14.02)	1.34	1.16	0.16	29	23
Series NAV
12-31-2022	33.30	0.14	(3.55)	(3.41)	(0.17)	(4.25)	—	(4.42)	25.47	(10.03)	1.10	0.84	0.48	46	27
12-31-2021	26.04	0.21	7.90	8.11	(0.17)	(0.68)	—	(0.85)	33.30	31.16	1.09	0.86	0.67	38	28
12-31-2020	25.34	0.14	2.06	2.20	(0.18)	(1.32)	—	(1.50)	26.04	9.92	1.12	0.95	0.63	30	28
12-31-2019	22.23	0.15	5.25	5.40	(0.12)	(2.17)	—	(2.29)	25.34	25.60	1.11	0.93	0.62	26	16
12-31-2018	31.85	0.13	(3.09)	(2.96)	(0.15)	(6.51)	—	(6.66)	22.23	(13.81)	1.09	0.91	0.42	23	23

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Stock Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	10.26	(0.03)	(3.11)	(3.14)	—	(2.09)	—	(2.09)	5.03	(31.12)	1.13	1.12	(0.43)	70	86
12-31-2021	11.92	(0.11)	0.29	0.18	—	(1.84)	—	(1.84)	10.26	1.20	1.11	1.10	(0.88)	114	107
12-31-2020	8.88	(0.06)	4.37	4.31	—	(1.27)	—	(1.27)	11.92	51.54	1.12	1.11	(0.65)	137	113
12-31-2019	9.08	(0.05)	3.21	3.16	—	(3.36)	—	(3.36)	8.88	38.02	1.13	1.12	(0.51)	98	81
12-31-2018	10.13	(0.06)	(0.33)	(0.39)	—	(0.66)	—	(0.66)	9.08	(5.19)	1.11	1.10	(0.59)	81	88
Series II
12-31-2022	9.19	(0.04)	(2.78)	(2.82)	—	(2.09)	—	(2.09)	4.28	(31.25)	1.33	1.32	(0.63)	21	86
12-31-2021	10.88	(0.12)	0.27	0.15	—	(1.84)	—	(1.84)	9.19	1.06	1.31	1.30	(1.08)	35	107
12-31-2020	8.21	(0.07)	4.01	3.94	—	(1.27)	—	(1.27)	10.88	51.23	1.32	1.31	(0.85)	42	113
12-31-2019	8.61	(0.07)	3.03	2.96	—	(3.36)	—	(3.36)	8.21	37.74	1.33	1.32	(0.71)	35	81
12-31-2018	9.66	(0.08)	(0.31)	(0.39)	—	(0.66)	—	(0.66)	8.61	(5.44)	1.31	1.30	(0.78)	28	88
Series NAV
12-31-2022	10.52	(0.03)	(3.19)	(3.22)	—	(2.09)	—	(2.09)	5.21	(31.13)	1.08	1.07	(0.38)	162	86
12-31-2021	12.17	(0.10)	0.29	0.19	—	(1.84)	—	(1.84)	10.52	1.27	1.06	1.05	(0.83)	258	107
12-31-2020	9.04	(0.06)	4.46	4.40	—	(1.27)	—	(1.27)	12.17	51.62	1.07	1.06	(0.60)	261	113
12-31-2019	9.19	(0.05)	3.26	3.21	—	(3.36)	—	(3.36)	9.04	38.10	1.08	1.07	(0.46)	186	81
12-31-2018	10.25	(0.06)	(0.34)	(0.40)	—	(0.66)	—	(0.66)	9.19	(5.22)	1.06	1.05	(0.57)	147	88

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
300	FINANCIAL HIGHLIGHTS

Small Cap Value Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	18.30	0.15	(2.04)	(1.89)	(0.15)	(2.77)	—	(2.92)	13.49	(10.24)	1.04	1.04	0.93	140	42
12-31-2021	14.70	0.09	3.75	3.84	(0.09)	(0.15)	—	(0.24)	18.30	26.19	1.03	1.03	0.53	182	32
12-31-2020	18.19	0.08	(1.73)	(1.65)	(0.15)	(1.69)	—	(1.84)	14.70	(6.70)	1.07	1.06	0.57	167	34
12-31-2019	15.60	0.13	3.82	3.95	(0.10)	(1.26)	—	(1.36)	18.19	26.52	1.09	1.08	0.75	218	19
12-31-2018	20.25	0.14	(2.16)	(2.02)	(0.13)	(2.50)	—	(2.63)	15.60	(12.50)	1.11	1.10	0.69	211	13
Series II
12-31-2022	18.15	0.12	(2.04)	(1.92)	(0.11)	(2.77)	—	(2.88)	13.35	(10.49)	1.24	1.24	0.73	21	42
12-31-2021	14.58	0.06	3.72	3.78	(0.06)	(0.15)	—	(0.21)	18.15	25.97	1.23	1.23	0.34	27	32
12-31-2020	18.07	0.05	(1.73)	(1.68)	(0.12)	(1.69)	—	(1.81)	14.58	(6.95)	1.27	1.26	0.37	23	34
12-31-2019	15.50	0.10	3.80	3.90	(0.07)	(1.26)	—	(1.33)	18.07	26.33	1.29	1.28	0.56	28	19
12-31-2018	20.13	0.10	(2.14)	(2.04)	(0.09)	(2.50)	—	(2.59)	15.50	(12.66)	1.31	1.30	0.49	25	13
Series NAV
12-31-2022	18.22	0.16	(2.04)	(1.88)	(0.16)	(2.77)	—	(2.93)	13.41	(10.25)	0.99	0.99	0.98	271	42
12-31-2021	14.63	0.10	3.74	3.84	(0.10)	(0.15)	—	(0.25)	18.22	26.30	0.98	0.98	0.59	344	32
12-31-2020	18.12	0.09	(1.73)	(1.64)	(0.16)	(1.69)	—	(1.85)	14.63	(6.68)	1.02	1.01	0.64	298	34
12-31-2019	15.54	0.14	3.81	3.95	(0.11)	(1.26)	—	(1.37)	18.12	26.62	1.04	1.03	0.81	271	19
12-31-2018	20.18	0.15	(2.15)	(2.00)	(0.14)	(2.50)	—	(2.64)	15.54	(12.45)	1.06	1.05	0.75	249	13

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Small Company Value Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	12.59	0.03	(2.37)	(2.34)	—	(1.46)	—	(1.46)	8.79	(18.73)	1.20	1.13	0.25	43	26
12-31-2021	10.55	— [3]	2.39	2.39	(0.04)	(0.31)	—	(0.35)	12.59	22.70	1.18	1.11	(0.02)	58	23
12-31-2020	10.36	0.03	0.80	0.83	(0.03)	(0.61)	—	(0.64)	10.55	9.24	1.19	1.13	0.38	54	30
12-31-2019	16.62	0.04	3.25	3.29	(0.17)	(9.38)	—	(9.55)	10.36	25.53	1.19	1.13	0.25	56	30
12-31-2018	20.86	0.15	(2.46)	(2.31)	(0.08)	(1.85)	—	(1.93)	16.62	(12.94)	1.15	1.09	0.74	50	23
Series II
12-31-2022	11.98	— [3]	(2.25)	(2.25)	—	(1.46)	—	(1.46)	8.27	(18.95)	1.40	1.33	0.05	32	26
12-31-2021	10.05	(0.03)	2.29	2.26	(0.02)	(0.31)	—	(0.33)	11.98	22.51	1.38	1.31	(0.22)	44	23
12-31-2020	9.90	0.02	0.75	0.77	(0.01)	(0.61)	—	(0.62)	10.05	9.07	1.39	1.33	0.18	43	30
12-31-2019	16.25	0.01	3.15	3.16	(0.13)	(9.38)	—	(9.51)	9.90	25.22	1.39	1.33	0.05	45	30
12-31-2018	20.43	0.11	(2.40)	(2.29)	(0.04)	(1.85)	—	(1.89)	16.25	(13.09)	1.35	1.29	0.54	41	23
Series NAV
12-31-2022	12.51	0.03	(2.35)	(2.32)	—	(1.46)	—	(1.46)	8.73	(18.70)	1.15	1.08	0.30	55	26
12-31-2021	10.48	— [3]	2.39	2.39	(0.05)	(0.31)	—	(0.36)	12.51	22.81	1.13	1.06	0.04	68	23
12-31-2020	10.30	0.04	0.78	0.82	(0.03)	(0.61)	—	(0.64)	10.48	9.25	1.14	1.08	0.42	58	30
12-31-2019	16.57	0.04	3.25	3.29	(0.18)	(9.38)	—	(9.56)	10.30	25.65	1.14	1.08	0.30	46	30
12-31-2018	20.81	0.08	(2.38)	(2.30)	(0.09)	(1.85)	—	(1.94)	16.57	(12.93)	1.10	1.04	0.40	36	23

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $0.005 per share.
FINANCIAL HIGHLIGHTS	301

Strategic Equity Allocation Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series NAV
12-31-2022	22.63	0.30	(4.26)	(3.96)	(0.30)	(3.17)	—	(3.47)	15.20	(16.98)	0.67	0.53	1.58	6,905	4
12-31-2021	20.98	0.29	4.08	4.37	(0.42)	(2.30)	—	(2.72)	22.63	21.15	0.66	0.53	1.27	9,291	6
12-31-2020	20.30	0.31	2.34	2.65	(0.40)	(1.57)	—	(1.97)	20.98	14.34	0.67	0.53	1.61	9,383	7
12-31-2019	17.13	0.38	4.13	4.51	(0.36)	(0.98)	—	(1.34)	20.30	27.15	0.66	0.53	1.95	9,774	4
12-31-2018	19.88	0.36	(1.92)	(1.56)	(0.33)	(0.86)	—	(1.19)	17.13	(8.52)	0.66	0.53	1.83	9,327	5

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Strategic Income Opportunities Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	14.07	0.38	(1.81)	(1.43)	(0.46)	—	(0.46)	12.18	(10.06)	0.78	0.77	2.97	238	48
12-31-2021	14.44	0.37	(0.25)	0.12	(0.49)	—	(0.49)	14.07	0.90	0.76	0.75	2.56	301	61
12-31-2020	13.52	0.35	0.80	1.15	(0.23)	—	(0.23)	14.44	8.59	0.76	0.76	2.54	333	73
12-31-2019	12.53	0.40	0.96	1.36	(0.37)	—	(0.37)	13.52	10.91	0.76	0.76	3.03	361	95
12-31-2018	13.72	0.49	(1.17)	(0.68)	(0.51)	—	(0.51)	12.53	(5.03)	0.74	0.73	3.63	371	61
Series II
12-31-2022	14.11	0.36	(1.82)	(1.46)	(0.43)	—	(0.43)	12.22	(10.30)	0.98	0.97	2.80	52	48
12-31-2021	14.47	0.34	(0.24)	0.10	(0.46)	—	(0.46)	14.11	0.70	0.96	0.95	2.36	51	61
12-31-2020	13.56	0.32	0.80	1.12	(0.21)	—	(0.21)	14.47	8.36	0.96	0.96	2.34	38	73
12-31-2019	12.56	0.38	0.97	1.35	(0.35)	—	(0.35)	13.56	10.75	0.96	0.96	2.83	36	95
12-31-2018	13.76	0.46	(1.18)	(0.72)	(0.48)	—	(0.48)	12.56	(5.29)	0.94	0.93	3.43	36	61
Series NAV
12-31-2022	14.03	0.39	(1.82)	(1.43)	(0.46)	—	(0.46)	12.14	(10.05)	0.73	0.72	3.03	84	48
12-31-2021	14.39	0.38	(0.24)	0.14	(0.50)	—	(0.50)	14.03	0.95	0.71	0.70	2.61	96	61
12-31-2020	13.48	0.35	0.80	1.15	(0.24)	—	(0.24)	14.39	8.60	0.71	0.71	2.59	87	73
12-31-2019	12.49	0.41	0.96	1.37	(0.38)	—	(0.38)	13.48	11.00	0.71	0.71	3.08	80	95
12-31-2018	13.68	0.49	(1.16)	(0.67)	(0.52)	—	(0.52)	12.49	(5.00)	0.69	0.68	3.68	79	61

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
302	FINANCIAL HIGHLIGHTS

Total Bond Market Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	10.45	0.22	(1.64)	(1.42)	(0.25)	—	(0.25)	8.78	(13.49)	0.57	0.30	2.29	271	38
12-31-2021	10.89	0.17	(0.37)	(0.20)	(0.24)	—	(0.24)	10.45	(1.81)	0.57	0.30	1.58	336	32
12-31-2020	10.39	0.21	0.54	0.75	(0.25)	—	(0.25)	10.89	7.23	0.57	0.30	1.93	389	40
12-31-2019	9.82	0.26	0.55	0.81	(0.24)	—	(0.24)	10.39	8.24	0.57	0.30	2.49	311	36
12-31-2018	10.11	0.25	(0.27)	(0.02)	(0.27)	—	(0.27)	9.82	(0.19)	0.57	0.30	2.57	256	22
Series II
12-31-2022	10.46	0.20	(1.63)	(1.43)	(0.23)	—	(0.23)	8.80	(13.58)	0.77	0.50	2.08	49	38
12-31-2021	10.91	0.15	(0.38)	(0.23)	(0.22)	—	(0.22)	10.46	(2.10)	0.77	0.50	1.38	62	32
12-31-2020	10.40	0.19	0.55	0.74	(0.23)	—	(0.23)	10.91	7.11	0.77	0.50	1.73	81	40
12-31-2019	9.83	0.24	0.55	0.79	(0.22)	—	(0.22)	10.40	8.02	0.77	0.50	2.29	57	36
12-31-2018	10.13	0.23	(0.28)	(0.05)	(0.25)	—	(0.25)	9.83	(0.49)	0.77	0.50	2.37	57	22
Series NAV
12-31-2022	10.44	0.22	(1.62)	(1.40)	(0.26)	—	(0.26)	8.78	(13.36)	0.52	0.25	2.39	542	38
12-31-2021	10.89	0.17	(0.37)	(0.20)	(0.25)	—	(0.25)	10.44	(1.86)	0.52	0.25	1.62	350	32
12-31-2020	10.38	0.22	0.54	0.76	(0.25)	—	(0.25)	10.89	7.39	0.52	0.25	1.99	329	40
12-31-2019	9.81	0.26	0.55	0.81	(0.24)	—	(0.24)	10.38	8.30	0.52	0.25	2.54	271	36
12-31-2018	10.11	0.26	(0.29)	(0.03)	(0.27)	—	(0.27)	9.81	(0.24)	0.52	0.25	2.62	252	22

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Total Stock Market Index Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	30.88	0.27	(6.54)	(6.27)	(0.28)	(3.51)	—	(3.79)	20.82	(20.41)	0.57	0.49	1.06	442	1
12-31-2021	26.26	0.26	6.12	6.38	(0.33)	(1.43)	—	(1.76)	30.88	24.45	0.56	0.48	0.87	629	8
12-31-2020	24.04	0.34	4.49	4.83	(0.44)	(2.17)	—	(2.61)	26.26	21.45	0.58	0.50	1.42	554	2
12-31-2019	20.22	0.38	5.42	5.80	(0.37)	(1.61)	—	(1.98)	24.04	29.63	0.58	0.50	1.67	530	3
12-31-2018	22.39	0.39	(1.55)	(1.16)	(0.27)	(0.74)	—	(1.01)	20.22	(5.70)	0.58	0.50	1.72	488	2
Series II
12-31-2022	30.71	0.22	(6.50)	(6.28)	(0.22)	(3.51)	—	(3.73)	20.70	(20.54)	0.77	0.69	0.86	38	1
12-31-2021	26.13	0.20	6.08	6.28	(0.27)	(1.43)	—	(1.70)	30.71	24.19	0.76	0.68	0.67	53	8
12-31-2020	23.94	0.29	4.46	4.75	(0.39)	(2.17)	—	(2.56)	26.13	21.19	0.78	0.70	1.22	46	2
12-31-2019	20.14	0.34	5.39	5.73	(0.32)	(1.61)	—	(1.93)	23.94	29.40	0.78	0.70	1.48	42	3
12-31-2018	22.31	0.35	(1.56)	(1.21)	(0.22)	(0.74)	—	(0.96)	20.14	(5.92)	0.78	0.70	1.52	37	2
Series NAV
12-31-2022	30.87	0.28	(6.53)	(6.25)	(0.29)	(3.51)	—	(3.80)	20.82	(20.34)	0.52	0.44	1.11	195	1
12-31-2021	26.25	0.27	6.12	6.39	(0.34)	(1.43)	—	(1.77)	30.87	24.51	0.51	0.43	0.92	260	8
12-31-2020	24.03	0.35	4.49	4.84	(0.45)	(2.17)	—	(2.62)	26.25	21.50	0.53	0.45	1.47	216	2
12-31-2019	20.21	0.40	5.41	5.81	(0.38)	(1.61)	—	(1.99)	24.03	29.70	0.53	0.45	1.74	185	3
12-31-2018	22.38	0.40	(1.55)	(1.15)	(0.28)	(0.74)	—	(1.02)	20.21	(5.66)	0.53	0.45	1.77	137	2

1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
FINANCIAL HIGHLIGHTS	303

Ultra Short Term Bond Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2022	11.19	0.10	(0.20)	(0.10)	(0.16)	—	(0.16)	10.93	(0.84)	0.67	0.61	0.94	10	54
12-31-2021	11.46	0.04	(0.09)	(0.05)	(0.22)	—	(0.22)	11.19	(0.46)	0.67	0.60	0.34	11	47
12-31-2020	11.51	0.14	0.03	0.17	(0.22)	—	(0.22)	11.46	1.47	0.67	0.60	1.21	15	71
12-31-2019	11.37	0.23	0.12	0.35	(0.21)	—	(0.21)	11.51	3.12	0.67	0.62	2.02	12	64
12-31-2018	11.41	0.16	— [3]	0.16	(0.20)	—	(0.20)	11.37	1.40	0.68	0.65	1.42	12	59
Series II
12-31-2022	11.19	0.09	(0.21)	(0.12)	(0.14)	—	(0.14)	10.93	(1.04)	0.87	0.81	0.77	228	54
12-31-2021	11.46	0.02	(0.10)	(0.08)	(0.19)	—	(0.19)	11.19	(0.66)	0.87	0.80	0.15	197	47
12-31-2020	11.51	0.12	0.03	0.15	(0.20)	—	(0.20)	11.46	1.28	0.87	0.80	1.02	255	71
12-31-2019	11.37	0.21	0.12	0.33	(0.19)	—	(0.19)	11.51	2.91	0.87	0.82	1.82	234	64
12-31-2018	11.41	0.14	— [3]	0.14	(0.18)	—	(0.18)	11.37	1.19	0.88	0.85	1.21	193	59
Series NAV
12-31-2022	11.20	0.11	(0.21)	(0.10)	(0.17)	—	(0.17)	10.93	(0.88)	0.62	0.56	0.97	35	54
12-31-2021	11.47	0.04	(0.09)	(0.05)	(0.22)	—	(0.22)	11.20	(0.41)	0.62	0.55	0.38	38	47
12-31-2020	11.51	0.15	0.04	0.19	(0.23)	—	(0.23)	11.47	1.61	0.62	0.55	1.27	34	71
12-31-2019	11.38	0.24	0.11	0.35	(0.22)	—	(0.22)	11.51	3.08	0.62	0.57	2.07	31	64
12-31-2018	11.41	0.17	— [3]	0.17	(0.20)	—	(0.20)	11.38	1.53	0.63	0.60	1.46	31	59

1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3.	Less than $0.005 per share.
304	FINANCIAL HIGHLIGHTS

Appendix A
Schedule of Management Fees
Set forth below is the schedule of the annual percentage rates of the management fees for the funds. For certain funds the advisory or management fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund (together with the net assets of any other applicable fund identified in the advisory agreement).

Fund	APR	Advisory Fee Breakpoint
500 Index Trust	0.470%	— first $500 million; and
	0.460%	— excess over $500 million.
Active Bond Trust	0.600%	— first $2.5 billion;
	0.575%	— next $2.5 billion; and
	0.550%	— excess over $5 billion.
Blue Chip Growth Trust	0.825%	— first $500 million;
	0.800%	— between $500 million and $1 billion;*
	0.750%	— between $1 billion and $3 billion; and
	0.725%	— excess over $3 billion.
*When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of Aggregate Net Assets.
Capital Appreciation Trust	0.800%	— first $500 million;
	0.700%	— next $500 million; and
	0.670%	— excess over $1 billion.
Capital Appreciation Value Trust		If net assets are less than $500 million, the following fee schedule shall apply:
	0.950%	— first $250 million; and
	0.850%	— excess over $250 million.
If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:
	0.850%	— first $1 billion; and
	0.800%	— excess over $1 billion.
If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:
	0.850%	— first $500 million; and
	0.800%	— excess over $500 million.
If net assets equal or exceed $3 billion, the following fee schedule shall apply:
	0.800%	— all asset levels.
Core Bond Trust	0.690%	— first $200 million;
	0.640%	— next $200 million;
	0.570%	— next $600 million;
	0.560%	— next $1 billion; and
	0.550%	— excess over $2 billion.
APPENDIX A SCHEDULE OF MANAGEMENT FEES	305

Fund	APR	Advisory Fee Breakpoint
Disciplined Value International Trust	0.750%	— first $500 million;
	0.720%	— next $500 million;
	0.690%	— next $1 billion;
	0.670%	— next $1 billion;
	0.660%	— next $2 billion; and
	0.650%	— excess over $5 billion.†
†The fee schedule above became effective on April 1, 2023.
Emerging Markets Value Trust	0.870%	— first $100 million; and
	0.820%	— excess over $100 million.
Equity Income Trust	0.800%	— first $100 million;
	0.775%	— between $100 million and $200 million;*
	0.750%	— between $200 million and $500 million;**
	0.725%	— between $500 million and $1 billion;***
	0.725%	— between $1 billion and $1.5 billion;****
	0.700%	— between $1.5 billion and $2 billion;*****
	0.695%	— between $2 billion and $3 billion;******
	0.690%	— between $3 billion and $4 billion;*******
	0.680%	— between $4 billion and $5.5 billion;********
	0.675%	— between $5.5 billion and $7.5 billion; and*********
	0.670%	— excess over $7.5 billion.

*When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of Aggregate Net Assets.
**When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of Aggregate Net Assets and 0.725% on the amount above $500 million.
***When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of Aggregate Net Assets.
****When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of Aggregate Net Assets.
*****When Aggregate Net Assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.695% on the first $2 billion of Aggregate Net Assets.
******When Aggregate Net Assets exceed $3 billion on any day, the annual rate of advisory fee for that day is 0.690% on the first $3 billion of Aggregate Net Assets.
*******When Aggregate Net Assets exceed $4 billion on any day, the annual rate of advisory fee for that day is 0.680% on the first $4 billion of Aggregate Net Assets.
********When Aggregate Net Assets exceed $5.5 billion on any day, the annual rate of advisory fee for that day is 0.675% on the first $5.5 billion of Aggregate Net Assets.
*********When Aggregate Net Assets exceed $7.5 billion on any day, the annual rate of advisory fee for that day is 0.670% on the first $7.5 billion of Aggregate Net Assets.

306	APPENDIX A SCHEDULE OF MANAGEMENT FEES

Fund	APR	Advisory Fee Breakpoint
Financial Industries Trust	0.800%	— first $250 million;
	0.775%	— next $250 million;
	0.750%	— next $500 million; and
	0.725%	— excess over $1 billion.
Fundamental All Cap Core Trust	0.675%	— first $2.5 billion; and
	0.650%	— excess over $2.5 billion.
Fundamental Large Cap Value Trust	0.700%	— first $500 million;
	0.650%	— next $500 million; and
	0.600%	— excess over $1 billion.
Global Equity Trust	0.800%	— first $1 billion; and
	0.790%	— excess over $1 billion.
Health Sciences Trust	1.050%	— first $500 million;
	1.000%	— next $250 million;
	0.950%	— excess over $750 million*;
	0.950%	— next $250 million;
	0.900%	— next $500 million; and
	0.900%	— excess over $1.5 billion**.

*When Aggregate Net Assets exceed $750 million on any day, the annual rate of advisory fee for that day is 0.950% on all assets.
**When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.900% on all assets.

High Yield Trust	0.700%	— first $500 million; and
	0.650%	— excess over $500 million.
International Equity Index Trust	0.550%	— first $100 million;
	0.530%	— next $150 million;
	0.520%	— next $250 million; and
	0.510%	— excess over $500 million.
International Small Company Trust	0.800%	— at all asset levels.
Investment Quality Bond Trust	0.600%	— first $500 million; and
	0.550%	— excess over $500 million.
Lifestyle Balanced Portfolio Lifestyle Conservative Portfolio Lifestyle Growth Portfolio Lifestyle Moderate Portfolio (Collectively, the “JHVIT Lifestyle Portfolios”)
The management fee has two components: (a) a fee on assets invested in funds of JHVIT, JHF II, or JHF III (“Affiliated Funds Assets”)* and (b) a fee on assets not invested in Affiliated Funds Assets (“Other Assets”).
*The following JHVIT funds are not included in Affiliated Funds Assets: 500 Index Trust, International Equity Index Trust and Total Bond Market Trust.
(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Managed Volatility Portfolios, the JHVIT Lifestyle Portfolios, and the Multimanager Lifestyle Portfolios and Multi-Index Lifestyle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Affiliated Funds Assets of the fund.

	0.050%	— first $7.5 billion; and
	0.040%	— excess over $7.5 billion.

(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Managed Volatility Portfolios, the JHVIT Lifestyle Portfolios and the Multimanager Lifestyle Portfolios and Multi-Index Lifestyle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.500%	— first $7.5 billion; and
	0.490%	— excess over $7.5 billion.
APPENDIX A SCHEDULE OF MANAGEMENT FEES	307

Fund	APR	Advisory Fee Breakpoint
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
Managed Volatility Growth Portfolio
Managed Volatility Moderate Portfolio
(Collectively, the “JHVIT Managed Volatility Portfolios”)

The management fee has two components: (a) a fee on assets invested in funds of JHVIT, JHF II or JHF III (“Affiliated Funds Assets”)* and (b) a fee on assets not invested in Affiliated Funds Assets (“Other Assets”).
*The following JHVIT funds are not included in Affiliated Funds Assets: 500 Index Trust, International Equity Index Trust and Total Bond Market Trust.
(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Managed Volatility Portfolios, the JHVIT Lifestyle Portfolios, and the Multimanager Lifestyle Portfolios and Multi-Index Lifestyle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Affiliated Funds Assets of the fund.

	0.050%	— first $7.5 billion; and
	0.040%	— excess over $7.5 billion.

(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Managed Volatility Portfolios, the JHVIT Lifestyle Portfolios, and the Multimanager Lifestyle Portfolios and Multi-Index Lifestyle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.500%	— first $7.5 billion; and
	0.490%	— excess over $7.5 billion.
Mid Cap Growth Trust	0.875%	— first $200 million;
	0.850%	— next $300 million;
	0.825%	— next $2.7 billion;
	0.800%	— next $500 million;
	0.775%	— next $500 million; and
	0.755%	— excess over $4.2 billion.
Mid Cap Index Trust	0.490%	— first $250 million;
	0.480%	— next $250 million; and
	0.460%	— excess over $500 million.
Mid Value Trust	0.950%	— first $1 billion; and
	0.875%	— excess over $1 billion*.
*When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.875% on all assets.
Money Market Trust	0.500%	— first $500 million;
	0.425%	— next $250 million;
	0.375%	— next $250 million;
	0.350%	— next $500 million;
	0.325%	— next $500 million;
	0.300%	— next $500 million; and
	0.275%	— excess over $2.5 billion.
Opportunistic Fixed Income Trust	0.650%	— first $1 billion; and
	0.625%	— excess over $1 billion.
Real Estate Securities Trust	0.700%	— first $1.5 billion; and
	0.680%	— excess over $1.5 billion.
308	APPENDIX A SCHEDULE OF MANAGEMENT FEES

Fund	APR	Advisory Fee Breakpoint
Science & Technology Trust	1.050%	— first $50 million;
	1.025%	— between $50 million and $100 million;
	1.000%	— between $100 million and $200 million*;
	0.975%	— between $200 million and $500 million**;
	0.950%	— between $500 million and $1 billion***; and
	0.925%	— excess over $1 billion.†
*When Aggregate Net Assets exceed $100 million on any day, the annual rate of advisory fee for that day is 1.000% on the first $100 million of Aggregate Net Assets.
**When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.975% on the first $200 million of Aggregate Net Assets.
***When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.950% on the first $500 million of Aggregate Net Assets.
†The fee schedule above became effective on June 1, 2022.
Select Bond Trust	0.650%	— first $500 million;
	0.600%	— next $1 billion;
	0.575%	— next $1 billion;
	0.550%	— next $7.5 billion; and
	0.525%	— excess over $10 billion.
Short Term Government Income Trust	0.570%	— first $250 million; and
	0.550%	— excess over $250 million.
Small Cap Index Trust	0.490%	— first $250 million;
	0.480%	— next $250 million; and
	0.460%	— excess over $500 million.
Small Cap Opportunities Trust	1.000%	— first $500 million;
	0.950%	— next $500 million;
	0.900%	— next $1 billion; and
	0.850%	— excess over $2 billion.
Small Cap Stock Trust	1.050%	— first $50 million; and
	1.000%	— excess over $50 million.
Small Cap Value Trust	0.950%	— first $250 million;
	0.940%	— next $500 million;
	0.930%	— next $500 million; and
	0.920%	— excess over $1.25 billion.
Small Company Value Trust	1.050%	— first $500 million; and
	1.000%	— excess over $500 million.
Strategic Equity Allocation Trust	0.675%	— first $2.5 billion;
	0.650%	— next $5 billion;
	0.625%	— next $2.5 billion;
	0.600%	— next $5 billion;
	0.595%	— next $10 billion; and
	0.590%	— excess over $25 billion.
Strategic Income Opportunities Trust	0.700%	— first $500 million;
	0.650%	— next $3 billion;
	0.600%	— next $4 billion;
	0.590%	— next $4.5 billion; and
	0.575%	— excess over $12 billion.
Total Bond Market Trust	0.470%	— first $1.5 billion; and
	0.460%	— excess over $1.5 billion.
APPENDIX A SCHEDULE OF MANAGEMENT FEES	309

Fund	APR	Advisory Fee Breakpoint
Total Stock Market Index Trust	0.490%	— first $250 million;
	0.480%	— next $250 million; and
	0.460%	— excess over $500 million.
Ultra Short Term Bond Trust	0.550%	— first $250 million; and
	0.530%	— excess over $250 million.
310	APPENDIX A SCHEDULE OF MANAGEMENT FEES

For more information
The following documents are available, which offer further information on JHVIT:
Annual/semiannual reports to shareholders
Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the funds’ shareholder reports are no longer sent by mail. Instead, the reports are made available on a website, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the insurance company that offers your contract or from your financial intermediary, free of charge, at any time.
Statements of Additional Information (SAIs)
JHVIT offers two SAIs: 1) an SAI containing American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, and American International Trust; and 2) an SAI containing the rest of the JHVIT funds. Both SAIs contain more detailed information on all aspects of the funds contained in each SAI. The SAIs include a summary of JHVIT’s policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAIs have been filed with the SEC and are incorporated by reference into (and are legally a part of) this Prospectus.
To request a free copy of the current annual/semiannual report or an SAI, please contact John Hancock:
By mail:
John Hancock Variable Insurance Trust
200 Berkeley Street
Boston, MA 02116
By phone: 800-344-1029
On the internet: johnhancock.com
Or you may obtain these documents and other information about the funds from the SEC:
Online: sec.gov
By email (duplicating fee required): publicinfo@sec.gov
1940 Act File No. 811-04146

John Hancock Variable Insurance Trust
Statement of Additional Information
May 1, 2023

	Series I	Series II	Series NAV
500 Index Trust	JFIVX	JAGKX	JAGMX
Active Bond Trust	JAHFX	JAHEX	JAHDX
Blue Chip Growth Trust	JADZX	JADYX	JAEDX
Capital Appreciation Trust	JAFHX	JAFJX	JAFGX
Capital Appreciation Value Trust	JAFPX	JAFQX	JAFRX
Core Bond Trust	JADKX	JAAEX	JVCNX
Disciplined Value International Trust	JAJHX	JAJIX	JAJJX
Emerging Markets Value Trust	JAJBX	JEMTX	JHVTX
Equity Income Trust	JAEGX	JAEFX	JAEEX
Financial Industries Trust	JEFSX	JEFCX	JAFNX
Fundamental All Cap Core Trust	JEQAX	JFLGX	JADDX
Fundamental Large Cap Value Trust	JVFLX	JADJX	JADIX
Global Equity Trust	JEFGX	JAJFX	JAJGX
Health Sciences Trust	JEHSX	JAFKX	JAFMX
High Yield Trust	JAELX	JAEOX	JAEMX
International Equity Index Trust	JIEQX	JAJEX	JVANX
International Small Company Trust	JAJCX	JAADX	JAJDX
Investment Quality Bond Trust	JADUX	JADSX	JAJNX
Lifestyle Balanced Portfolio	JHBPX	JAILX	JAINX
Lifestyle Conservative Portfolio	JHCIX	JAIRX	JAIQX
Lifestyle Growth Portfolio	JHGPX	JAIKX	JAIJX
Lifestyle Moderate Portfolio	JHMPX	JAIPX	JAIOX
Managed Volatility Balanced Portfolio	JELBX	JAJRX	JAIYX
Managed Volatility Conservative Portfolio	JELCX	JAISX	JAIUX
Managed Volatility Growth Portfolio	JELGX	JAJAX	JAIZX
Managed Volatility Moderate Portfolio	JELMX	JAIWX	JAIVX
Mid Cap Growth Trust	JAETX	JAEUX	JAEVX
Mid Cap Index Trust	JECIX	JAEZX	JAEYX
Mid Value Trust	JEMUX	JAGYX	JAGWX
Money Market Trust	JHOXX	JAAXX	JABXX
Opportunistic Fixed Income Trust	JAEJX	JAEHX	JAEKX
Real Estate Securities Trust	JADBX	JAJLX	JAJMX
Science & Technology Trust	JESTX	JAFUX	JAFSX
Select Bond Trust	JAFZX	JHBDX	JAGBX
Short Term Government Income Trust	JAJPX	JAFWX	JAFYX
Small Cap Index Trust	JESIX	JAJOX	JAEWX
Small Cap Opportunities Trust	JADLX	JADPX	JADMX
Small Cap Stock Trust	JESGX	JAGQX	JAGPX
Small Cap Value Trust	JESVX	JAGZX	JAHBX
Small Company Value Trust	JAEPX	JAERX	JAEQX

	Series I	Series II	Series NAV
Strategic Equity Allocation Trust	—	—	JAFVX
Strategic Income Opportunities Trust	JESNX	JESPX	JVRNX
Total Bond Market Trust	JTBMX	JAGVX	JAGUX
Total Stock Market Index Trust	JETSX	JAFFX	JAFEX
Ultra Short Term Bond Trust	JAGJX	JAGEX	JAGFX
This Statement of Additional Information (“SAI”) provides information about  each fund listed above (each a “fund” and collectively, the “funds”).  Each fund is a series of the Trust indicated above. The information in this SAI is in addition to the information that is contained in  each fund’s prospectus dated May 1, 2023, as amended and supplemented from time to time (collectively, the “Prospectus”).  The funds  may offer other share classes that are described in separate prospectuses and SAIs.
This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the financial statements of  each fund  for the period ended December 31, 2022, as well as the related opinion of the fund’s independent registered public accounting firm, as included in the fund’s most recent annual report to shareholders (each an “Annual Report”). The financial statements of each fund for the fiscal period ended December 31, 2022 are available through the link(s) in the following table:

Form N-CSR filed on March 2, 2023	https://www.sec.gov/Archives/edgar/data/756913/000168386323001707/f12659d1.htm
A copy of a Prospectus or an Annual Report  can be obtained free of charge by contacting:
John  Hancock Variable Insurance Trust
200  Berkeley Street
Boston, Massachusetts 02116
800-344-1029
johnhancock.com

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GLOSSARY

Term	Definition
“1933 Act”	the Securities Act of 1933, as amended
“1940 Act”	the Investment Company Act of 1940, as amended
“Advisers Act”	the Investment Advisers Act of 1940, as amended
“Advisor”	John Hancock Variable Trust Advisers LLC (formerly, John Hancock Investment Management Services, LLC), 200 Berkeley Street, Boston, Massachusetts 02116, is advisor to the JHVIT Funds
“Advisory Agreement”	an investment advisory agreement or investment management contract between the Trust and the Advisor
“Affiliated Subadvisors”	Manulife Investment Management (North America) Limited and Manulife Investment Management (US) LLC, as applicable
“affiliated underlying funds”	underlying funds that are advised by John Hancock’s investment advisor or its affiliates
“BDCs”	business development companies
“Board”	Board of Trustees of the Trust
“Bond Connect”	Mutual Bond Market Access between Mainland China and Hong Kong
“Brown Brothers Harriman”	Brown Brothers Harriman & Co.
“CATS”	Certificates of Accrual on Treasury Securities
“CBOs”	Collateralized Bond Obligations
“CCO”	Chief Compliance Officer
“CDSC”	Contingent Deferred Sales Charge
“CEA”	the Commodity Exchange Act, as amended
“China A-Shares”	Chinese stock exchanges
“CIBM”	China interbank bond market
“CLOs”	Collateralized Loan Obligations
“CMOs”	Collateralized Mortgage Obligations
“Code”	the Internal Revenue Code of 1986, as amended
“COFI floaters”	Cost of Funds Index
“CPI”	Consumer Price Index
“CPI-U”	Consumer Price Index for Urban Consumers
“CPO”	Commodity Pool Operator
“CFTC”	Commodity Futures Trading Commission
“Citibank”	Citibank, N.A., 388 Greenwich Street, New York, NY 10013
“Distributor”	John Hancock Distributors, LLC, 200 Berkeley Street, Boston, Massachusetts 02116
“EMU”	Economic and Monetary Union
“ETFs”	Exchange-Traded Funds
“ETNs”	Exchange-Traded Notes
“EU”	European Union
“Fannie Mae”	Federal National Mortgage Association
“FHFA”	Federal Housing Finance Agency
“FHLBs”	Federal Home Loan Banks
“FICBs”	Federal Intermediate Credit Banks
“Fitch”	Fitch Ratings
“Freddie Mac”	Federal Home Loan Mortgage Corporation
“funds” or “series”	The John Hancock funds within this SAI as noted on the front cover and as the context may require
“funds of funds”	funds that seek to achieve their investment objectives by investing in underlying funds, as permitted by Section 12(d) of the 1940 Act and the rules thereunder
“GNMA”	Government National Mortgage Association
“HKSCC”	Hong Kong Securities Clearing Company
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Term	Definition
“IOs”	Interest-Only
“IRA”	Individual Retirement Account
“IRS”	Internal Revenue Service
“JHCT”	John Hancock Collateral Trust
“JH Distributors”	John Hancock Distributors, LLC
“JHLICO New York”	John Hancock Life Insurance Company of New York
“JHLICO U.S.A.”	John Hancock Life Insurance Company (U.S.A.)
“LOI”	Letter of Intention
“LIBOR”	London Interbank Offered Rate
“MAAP”	Monthly Automatic Accumulation Program
“Manulife Financial” or “MFC”	Manulife Financial, a publicly traded company based in Toronto, Canada
“Manulife IM (NA)”	Manulife Investment Management (North America) Limited (formerly, John Hancock Asset Management a Division of Manulife Asset Management (North America) Limited)
“Manulife IM (US)”	Manulife Investment Management (US) LLC (formerly, John Hancock Asset Management a Division of Manulife Asset Management (US) LLC)
“MiFID II”	Markets in Financial Instruments Directive
“Moody’s”	Moody’s Investors Service, Inc
“NAV”	Net Asset Value
“NRSRO”	Nationally Recognized Statistical Rating Organization
“NYSE”	New York Stock Exchange
“OID”	Original Issue Discount
“OTC”	Over-The-Counter
“PAC”	Planned Amortization Class
“PFS”	Personal Financial Services
“POs”	Principal-Only
“PRC”	People’s Republic of China
“REITs”	Real Estate Investment Trusts
“RIC”	Regulated Investment Company
“RPS”	John Hancock Retirement Plan Services
“SARSEP”	Salary Reduction Simplified Employee Pension Plan
“SEC”	Securities and Exchange Commission
“SEP”	Simplified Employee Pension
“SIMPLE”	Savings Incentive Match Plan for Employees
“S&P”	S&P Global Ratings
“SLMA”	Student Loan Marketing Association
“SPACs”	Special Purpose Acquisition Companies
“State Street”	State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111
“Stock Connect”	Hong Kong Stock Connect Program
“subadvisor”	Any subadvisors employed by John Hancock within this SAI as noted in Appendix B and as the context may require
“TAC”	Target Amortization Class
“TIGRs”	Treasury Receipts, Treasury Investors Growth Receipts
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Term	Definition
“Trust”
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Current Interest
John Hancock Exchange-Traded Fund Trust
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Variable Insurance Trust

“TSA”	Tax-Sheltered Annuity
“unaffiliated underlying funds”	underlying funds that are advised by an entity other than John Hancock’s investment advisor or its affiliates
“underlying funds”	funds in which the funds of funds invest
“UK”	United Kingdom
ORGANIZATION OF THE TRUST

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act.  The Board and shareholders of the Trust have approved the conversion of the Trust into a Delaware limited liability company. The Trust may implement the conversion at such time as its management considers appropriate and does not expect that the conversion will have any adverse effect on the values of variable contracts that are determined by investment in the funds or any adverse federal income tax consequences for the owners of those contracts.  Each of Blue Chip Growth Trust and Real Estate Securities Trust  is a non-diversified series of  the Trust and each other fund is a diversified series of  the Trust, as those terms are used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.   The following table sets forth the date the Trust was organized:

Trust	Date of Organization
John Hancock Variable Insurance Trust	September 29, 1988
The Advisor is a Delaware limited liability company whose principal offices are located at  200 Berkeley  Street, Boston, Massachusetts 02116. The Advisor is registered as an investment advisor under the Advisers Act. The Advisor is an indirect principally owned subsidiary of JHLICO U.S.A. JHLICO U.S.A. and its subsidiaries today offer a broad range of financial products, including life insurance, annuities, 401(k) plans, long-term care insurance, college savings, and other forms of business insurance. Additional information about John Hancock may be found on the Internet at johnhancock.com. The ultimate controlling parent of the Advisor is MFC, a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
The Advisor has retained for each fund a subadvisor that is responsible for providing investment advice to the fund subject to the review of the Board and the overall supervision of the Advisor.
Manulife Financial is a leading international financial services group with principal operations in Asia, Canada, and the United States. Operating primarily as John  Hancock in the United States and Manulife elsewhere, it provides financial protection products and advice, insurance, as well as wealth and asset management services through its extensive network of solutions for individuals, groups, and institutions. Its global headquarters are in Toronto, Canada, and it trades as ‘MFC’ on the Toronto Stock Exchange,  NYSE, and the Philippine Stock Exchange, and under ‘945’ in Hong Kong. Manulife Financial can be found on the Internet at manulife.com.
The following table sets forth each fund’s inception date:

Fund Name	Commencement of Operations
500 Index Trust	May 1, 1996
Active Bond Trust	March 29, 1986
Blue Chip Growth Trust	December 11, 1992
Capital Appreciation Trust	November 1, 2000
Capital Appreciation Value Trust	April 28, 2008
Core Bond Trust	May 2, 2005
Disciplined Value International Trust	May 3, 1999
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Fund Name	Commencement of Operations
Emerging Markets Value Trust	May 1, 2007
Equity Income Trust	February 19, 1993
Financial Industries Trust	April 30, 2001
Fundamental All Cap Core Trust	May 5, 2003
Fundamental Large Cap Value Trust	May 3, 2004
Global Equity Trust	March 18, 1988
Health Sciences Trust	April 30, 2001
High Yield Trust	January 2, 1997
International Equity Index Trust	April 29, 2005
International Small Company Trust	May 1, 2006
Investment Quality Bond Trust	June 19, 1985
Lifestyle Balanced Portfolio	April 29, 2011
Lifestyle Conservative Portfolio	April 29, 2011
Lifestyle Growth Portfolio	April 29, 2011
Lifestyle Moderate Portfolio	April 29, 2011
Managed Volatility Balanced Portfolio	January 8, 1997
Managed Volatility Conservative Portfolio	January 8, 1997
Managed Volatility Growth Portfolio	January 8, 1997
Managed Volatility Moderate Portfolio	January 8, 1997
Mid Cap Growth Trust	May 3, 1999
Mid Cap Index Trust	May 2, 2000
Mid Value Trust	May 1, 1998
Money Market Trust	June 18, 1985
Opportunistic Fixed Income Trust	March 21, 1988
Real Estate Securities Trust	April 30, 1987
Science & Technology Trust	January 1, 1997
Select Bond Trust	July 29, 2009
Short Term Government Income Trust	January 5, 2009
Small Cap Index Trust	May 2, 2000
Small Cap Opportunities Trust	May 5, 2003
Small Cap Stock Trust	May 1, 1996
Small Cap Value Trust	August 31, 1999
Small Company Value Trust	October 1, 1997
Strategic Equity Allocation Trust	April 16, 2012
Strategic Income Opportunities Trust	May 3, 2004
Total Bond Market Trust	May 1, 1998
Total Stock Market Index Trust	May 2, 2000
Ultra Short Term Bond Trust	July 29, 2010
If a fund  or share class has been in operation for a period that is shorter than the three-year fiscal period covered in this SAI, information is provided for the period the fund  or share class, as applicable, was in operation.
ADDITIONAL INVESTMENT POLICIES AND OTHER INSTRUMENTS

The principal strategies and risks of investing in each fund are described in the applicable Prospectus. Unless otherwise stated in the applicable Prospectus or this SAI, the investment objective and policies of the funds may be changed without shareholder approval. Each fund may invest in the instruments below, and such instruments and investment policies apply to each fund, but only  if and to the extent that such policies are consistent with and permitted by a fund’s investment objective and policies. Each fund may also have indirect exposure to the instruments described below
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through derivative contracts, if applicable. By owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds.
Asset-Backed Securities
The securitization techniques used to develop mortgage securities also are being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. When a fund invests in asset-backed securities, it will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under the sub-section “Illiquid Securities” in this section below.
Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

•	liquidity protection; and

•	default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Some examples of credit support include:

•
“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

•	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

•
“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.
The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.
Collateralized Debt Obligations.  CBOs,  CLOs, other collateralized debt obligations, and other similarly structured securities (collectively, “CDOs”) are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.
In a CDO structure, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher
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rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. In the case of all CDO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.
Brady Bonds
Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, investments in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan are available.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

•	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value that carry a below-market stated rate of interest (generally known as par bonds);

•	bonds issued at a discount from face value (generally known as discount bonds);

•	bonds bearing an interest rate which increases over time; and

•	bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16th of one percent above current six-month LIBOR. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, when investing in Brady Bonds, a fund will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.
Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the “IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.
A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.
Canadian and Provincial Government and Crown Agency Obligations
Canadian Government Obligations. Canadian government obligations are debt securities issued or guaranteed as to principal or interest by the government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable government of Canada loans.
Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

•	Export Development Corporation;

•	Farm Credit Corporation;

•	Federal Business Development Bank; and

•	Canada Post Corporation.

In addition, certain Crown Agencies that are not, by law, agents of Her Majesty may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the government of Canada. No assurance can be given that the government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.
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Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.
Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not, by law, agents of Her Majesty in right of a particular province of Canada may issue obligations that, by statute, the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and that it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

•	provincial railway corporation;

•	provincial hydroelectric or power commission or authority;

•	provincial municipal financing corporation or agency; and

•	provincial telephone commission or authority.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances
Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.
These obligations are not insured by the Federal Deposit Insurance Corporation.
Commercial Paper and Short-Term Notes
Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Variable Amount Master Demand Notes. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
Except in the case of the Opportunistic Fixed Income Trust, a  subadvisor will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch, and that the subadvisor has determined present minimal risk of loss.  A subadvisor will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source, such as a bank letter of credit. A variable amount master demand note will be valued on each day a NAV is determined. The NAV generally will be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.
Conversion of Debt Securities
In the event debt securities held by  a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities, but only if and to the extent consistent with and permitted by its investment objective and policies.
Convertible Securities
Convertible securities may include corporate notes or preferred securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.
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Corporate Obligations
Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.
Depositary Receipts
Securities of foreign issuers may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts, and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs,” and “NVDRs,” respectively, and collectively, “Depositary Receipts”). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.
ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.
EDRs, GDRs, IDRs, and NVDRs are receipts evidencing an arrangement with a foreign bank or exchange affiliate similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs, and NVDRs are not necessarily quoted in the same currency as the underlying security. NVDRs do not have voting rights.
Emerging Markets Value Trust - Approved Markets
Emerging Markets Value Trust’s subadvisor has an investment committee that designates emerging markets for the fund to invest in companies that are associated with those markets (“Approved Markets”). Pending the investment of new capital in Approved Market securities, the fund will typically invest in money market instruments or other highly liquid debt instruments, including those denominated in U.S. dollars (including, without limitation, repurchase agreements) and money market mutual funds. In addition, the fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold currencies, although the fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances. The fund also may invest in futures contracts, ETFs and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the United States, while maintaining liquidity.
This fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it may be necessary or advisable for the fund to establish a wholly-owned subsidiary or trust for the purpose of investing in the local markets.
Event-Linked Exposure
A fund may have event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose a fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures also may be subject to liquidity risk.
Exchange-Traded Notes
ETNs are senior, unsecured, unsubordinated debt securities the returns of which are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the
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market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.
Fixed-Income Securities
Investment grade bonds are rated at the time of purchase in the four highest rating categories by a  NRSRO, such as those rated “Aaa,” “Aa,” “A” and “Baa” by Moody’s, or “AAA,” “AA,” “A” and “BBB” by S&P or Fitch. Obligations rated in the lowest of the top four rating categories (such as “Baa” by Moody’s or “BBB” by S&P or Fitch) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although a subadvisor will consider these events in determining whether it should continue to hold the securities.
In general, the ratings of Moody’s, S&P, and Fitch represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by a fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s, S&P, and Fitch and their significance.
Foreign Government Securities
Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different kinds of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities.
High Yield (High Risk) Domestic Corporate Debt Securities
High yield corporate debt securities (also known as “junk bonds”) include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. Bonds also may have variable rates of interest, and debt securities may involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Today, much high yield debt is used for general corporate purposes, such as financing capital needs or consolidating and paying down bank lines of credit.
The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.
A  fund is not obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the rating requirements that the fund imposes at the time of purchase.
Hybrid Instruments
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.
Characteristics of Hybrid Instruments. Generally, a hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

•	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

•	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”).

Hybrid instruments may take a variety of forms, including, but not limited to:

•	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

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•	preferred stock with dividend rates determined by reference to the value of a currency; or

•	convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.
One approach is to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.
The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give  a fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of  a fund may decline if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Structured Notes. Structured notes include investments in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.
Illiquid Securities
A fund may not invest more than 15% of its net assets in securities that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (“illiquid securities”). Money Market Trust will not invest more than 5% of its net assets in illiquid securities.    Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a fund can expect to be exposed to greater liquidity risk.
Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(a)(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the 1933 Act; (b) repurchase agreements maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (c) IOs and POs of non-governmental issuers; (d) time deposits maturing in more than seven days; (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.
The  Trust has  implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of  a fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Board has designated the Advisor to serve as the administrator of the LRM Program and the related procedures. As a part of the LRM Program, the Advisor is responsible to identify illiquid investments and categorize the relative liquidity of  a fund’s investments in accordance with Rule 22e-4. Under the LRM Program, the Advisor assesses, manages, and periodically reviews  a  fund’s liquidity risk, and is responsible to make periodic reports to the Board and the SEC regarding the liquidity of  a  fund’s investments, and to notify the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of  a  fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.
Commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(a)(2) Commercial Paper normally is resold to other institutional investors, like the funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
If the Advisor determines, pursuant to the LRM Program and related procedures, that specific Section 4(a)(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act are liquid, they will not be subject to  a fund’s limitation on investments in illiquid securities. Investing in Section 4(a)(2) Commercial Paper could have the effect of increasing the level of illiquidity in  a fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Index-Related Securities (“Equity Equivalents”)
A fund may invest in certain types of securities that enable investors to purchase or sell shares in a basket of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a basket of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P Depositary Receipts (an exchange-traded fund that tracks the S&P 500 Index). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets.
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The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.
To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.
Indexed Securities
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price.
Inflation-Indexed Bonds
Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a CPI). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.
U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.
If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.
While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.
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The inflation adjustment of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
Interfund Lending
Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the fund. Each fund is authorized to participate fully in this program.
A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and a fund will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.
Investments in Creditors’ Claims
Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.
Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditors’ Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.
A Creditors’ Claim may be purchased directly from a creditor although most are purchased through brokers. A Creditors’ Claim can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations in which a Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.
Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.
Investment in Other Investment Companies
A fund may invest in other investment companies (including closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws, including Section 12 of the 1940 Act, and the rules, regulations and interpretations thereunder. A fund may invest in other investment companies beyond the statutory limits set forth in Section 12 of the 1940 Act (”statutory limits”)  to the extent permitted by an exemptive rule adopted by the SEC or pursuant to an exemptive order obtained from the SEC.
In October 2020, the SEC adopted Rule 12d1-4, which became effective on January 19, 2021, and permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Compliance with Rule 12d1-4 is  required  as of  January 19, 2022.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded  OTC or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.
Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust also may invest in shares of certain internal T. Rowe Price money market funds (collectively, the “T. Rowe Funds”), consistent with each such fund’s investment objective and policies. In order to prevent these funds from paying duplicate management fees, the value of shares of the T. Rowe Funds held in a T. Rowe Price-subadvised fund’s portfolio will be excluded from the fund’s total assets in calculating the subadvisory fees payable to T. Rowe Price.
Lending of Securities
A fund  may lend its securities so long as such loans do not represent more than 33 1/3% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. If the market value of the loaned securities declines, the borrower may request that some collateral be returned.
During the existence of the loan,  a fund  will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. If the fund  receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction (the “DRD”) for
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corporate shareholders or for treatment as qualified dividend income for individual shareholders. The DRD and qualified dividend income are discussed more fully in this SAI under “Additional Information Concerning Taxes.”  Because shares of the  funds are held directly by insurance companies affiliated with the Advisor, such insurance companies, rather than individuals who select the funds as investment options under variable insurance contracts, would receive the benefit of any DRD. As a result, a decision by the Advisor or an affiliated subadvisor for a particular fund to refrain from securities lending could benefit the affiliated insurance companies (which would receive the DRD) to the detriment of contract holders who have selected that fund (as they would not receive the benefit of securities lending income, including substitute payments). However, the Advisor and the affiliated subadvisors have a fiduciary duty to independently assess whether engaging in securities lending is in the best interests of a fund, which should act to limit this conflict of interest.
As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Advisor, which may incentivize the Advisor to lend fund securities to benefit this affiliate. The Advisor maintains robust oversight of securities lending activity and seeks to ensure that all lending activity undertaken by a fund is in the fund’s best interests. A fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition,  a fund may lose its right to vote its shares of the loaned securities at a shareholder meeting if the subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.
The Trust, on behalf of certain of its funds, has entered into an agency agreement for securities lending transactions (each, a “Securities Lending Agreement”) with each of Brown Brothers Harriman, National Financial Services LLC (“Fidelity Agency Lending”), Goldman Sachs Bank USA (“Goldman Sachs Agency Lending”)  and State Street Bank  (each, a “Securities Lending Agent”). Pursuant to each Securities Lending Agreement, Brown Brothers Harriman, Fidelity Agency Lending, Goldman Sachs Agency Lending  or State Street Bank acts as securities lending agent for the funds and administers each fund’s securities lending program. During the fiscal year, each Securities Lending Agent performed various services for the funds, including the following: (i) lending portfolio securities, previously identified by the fund as available for loan, and held by the fund’s custodian (“Custodian”) on behalf of the fund, to borrowers identified by the fund in the Securities Lending Agreement; (ii) instructing the Custodian to receive and deliver securities, as applicable, to effect such loans; (iii) locating borrowers; (iv) monitoring daily the market value of loaned securities; (v) ensuring daily movement of collateral associated with loan transactions; (vi) marking to market loaned securities and non-cash collateral; (vii) monitoring dividend activity with respect to loaned securities; (viii) negotiating loan terms with the borrowers; (ix) recordkeeping and account servicing related to securities lending activities; and (x) arranging for the return of loaned securities at the termination of the loan. Under each Securities Lending Agreement, Brown Brothers Harriman, Fidelity Agency Lending, Goldman Sachs Agency Lending  or State Street Bank, as applicable, generally will bear the risk that a borrower may default on its obligation to return loaned securities.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the fund may lend securities and the fund may lend securities to only one or a small group of borrowers. In addition, under each Securities Lending Agreement, loans may be made to affiliates of Brown Brothers Harriman, Fidelity Agency Lending, Goldman Sachs Agency Lending  or State Street Bank, as applicable, as identified in the applicable Securities Lending Agreement.
Cash collateral may be invested by a fund in JHCT, a privately offered 1940 Act registered institutional money market fund. Investment of cash collateral offers the opportunity for a fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the fund’s shares in the collateral pool decrease below  the NAV at which such shares were purchased.
For each fund that engaged in securities lending activities during the fiscal period ended December 31, 2022, the following tables detail the amounts of income and fees/compensation related to such activities during the period. Any fund not listed below did not engage in securities lending activities during the fiscal period ended December 31, 2022.

Fund Name	500 Index Trust	Active Bond Trust	Blue Chip Growth Trust	Capital Appreciation Value Trust
Gross Income from securities lending activities ($)	126,512	47,409	93,428	12,131
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split ($)	7,579	3,665	6,264	803
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	2,743	2,130	3,774	554
Administrative fees not included in revenue split ($)	-	-	-	-
Indemnification fee not included in revenue split ($)	-	-	-	-
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Fund Name	500 Index Trust	Active Bond Trust	Blue Chip Growth Trust	Capital Appreciation Value Trust
Rebate (paid to borrower) ($)	63,220	8,447	26,175	3,452
Other fees not included in revenue split (specify) ($)	-	-	-	-
Aggregate fees/compensation for securities lending activities ($)	73,542	14,242	36,213	4,809
Net Income from securities lending activities ($)	52,970	33,167	57,215	7,322

Fund Name	Core Bond Trust	Disciplined Value International Trust	Emerging Markets Value Trust	Equity Income Trust
Gross Income from securities lending activities ($)	13,917	67,064	68,050	218,626
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split ($)	761	4,386	9,979	8,494
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	1,381	2,578	927	5,956
Administrative fees not included in revenue split ($)	-	-	-	-
Indemnification fee not included in revenue split ($)	-	-	-	-
Rebate (paid to borrower) ($)	4,796	20,622	3,014	94,605
Other fees not included in revenue split (specify) ($)	-	-	-	-
Aggregate fees/compensation for securities lending activities ($)	6,938	27,586	13,920	109,055
Net Income from securities lending activities ($)	6,979	39,478	54,130	109,571

Fund Name	Financial Industries Trust	High Yield Trust	International Equity Index Trust	International Small Company Trust
Gross Income from securities lending activities ($)	10,947	125,637	196,334	93,103
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split ($)	535	8,978	13,306	6,799
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	302	6,441	8,387	2,947
Administrative fees not included in revenue split ($)	-	-	-	-
Indemnification fee not included in revenue split ($)	-	-	-	-
Rebate (paid to borrower) ($)	6,275	29,262	54,234	21,499
Other fees not included in revenue split (specify) ($)	-	-	-	-
Aggregate fees/compensation for securities lending activities ($)	7,112	44,681	75,927	31,245
Net Income from securities lending activities ($)	3,835	80,956	120,407	61,858

Fund Name	Investment Quality Bond Trust	Mid Cap Growth Trust	Mid Cap Index Trust	Mid Value Trust
Gross Income from securities lending activities ($)	4,407	151,999	461,797	106,225
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Fund Name	Investment Quality Bond Trust	Mid Cap Growth Trust	Mid Cap Index Trust	Mid Value Trust
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split ($)	198	5,712	50,525	3,811
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	312	9,864	7,309	2,758
Administrative fees not included in revenue split ($)	-	-	-	-
Indemnification fee not included in revenue split ($)	-	-	-	-
Rebate (paid to borrower) ($)	2,109	81,233	51,391	57,609
Other fees not included in revenue split (specify) ($)	-	-	-	-
Aggregate fees/compensation for securities lending activities ($)	2,619	96,809	109,225	64,178
Net Income from securities lending activities ($)	1,788	55,190	352,572	42,047

Fund Name	Opportunistic Fixed Income Trust	Real Estate Securities Trust	Science & Technology Trust	Select Bond Trust
Gross Income from securities lending activities ($)	8,176	5,339	112,147	14,985
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split ($)	496	225	883	942
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	498	303	4,928	2,267
Administrative fees not included in revenue split ($)	-	-	-	-
Indemnification fee not included in revenue split ($)	-	-	-	-
Rebate (paid to borrower) ($)	3,707	3,199	3,316	3,063
Other fees not included in revenue split (specify) ($)	-	-	-	-
Aggregate fees/compensation for securities lending activities ($)	4,701	3,727	9,127	6,272
Net Income from securities lending activities ($)	3,475	1,612	103,020	8,713

Fund Name	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust
Gross Income from securities lending activities ($)	715,734	14,319	45,651	4,098
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split ($)	65,177	645	1,996	403
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	7,253	496	2,459	419
Administrative fees not included in revenue split ($)	-	-	-	-
Indemnification fee not included in revenue split ($)	-	-	-	-
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Fund Name	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust
Rebate (paid to borrower) ($)	45,800	8,696	22,423	1,067
Other fees not included in revenue split (specify) ($)	-	-	-	-
Aggregate fees/compensation for securities lending activities ($)	118,230	9,837	26,878	1,889
Net Income from securities lending activities ($)	597,504	4,482	18,773	2,209

Fund Name	Small Company Value Trust	Strategic Equity Allocation Trust	Strategic Income Opportunities Trust	Total Bond Market Trust
Gross Income from securities lending activities ($)	37,598	1,541,563	66,198	25,638
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split ($)	2,895	125,856	4,882	1,245
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	1,230	36,017	3,562	2,240
Administrative fees not included in revenue split ($)	-	-	-	-
Indemnification fee not included in revenue split ($)	-	-	-	-
Rebate (paid to borrower) ($)	7,818	255,693	14,403	10,764
Other fees not included in revenue split (specify) ($)	-	-	-	-
Aggregate fees/compensation for securities lending activities ($)	11,943	417,566	22,847	14,249
Net Income from securities lending activities ($)	25,655	1,123,997	43,351	11,389

Fund Name	Total Stock Market Index Trust	Ultra Short Term Bond Trust
Gross Income from securities lending activities ($)	293,752	2,183
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split ($)	33,792	103
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	4,412	124
Administrative fees not included in revenue split ($)	-	-
Indemnification fee not included in revenue split ($)	-	-
Rebate (paid to borrower) ($)	19,967	1,028
Other fees not included in revenue split (specify) ($)	-	-
Aggregate fees/compensation for securities lending activities ($)	58,171	1,255
Net Income from securities lending activities ($)	235,581	928
Loans and Other Direct Debt Instruments
Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. It is unclear whether these protections are available to investments in loans and other forms of direct indebtedness under certain circumstances, in which case such risks may be increased.
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A fund may be in possession of material non-public information about a borrower as a result of owning a floating rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Loan Participations and Assignments; Term Loans
Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A delayed draw loan is a special feature in a term loan that permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. If a fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, the fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. Once repaid, a term loan cannot be drawn upon again.
Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale, thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a subadvisor believes to be a fair price.
Corporate loans that a fund may acquire or in which a fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.
Certain of the loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund’s performance may be mitigated by the receipt of prepayment fees, and the fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.
A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, such as the Prime Rate (the interest rate that banks charge their most creditworthy customers), LIBOR, or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans also are normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising
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interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation generally will increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.
Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Market Capitalization Weighted Approach
A fund’s structure may involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by a subadvisor, for a variety of reasons. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, a subadvisor may consider such factors as free float, momentum, trading strategies, size, relative price, liquidity, profitability, investment characteristics and other factors determined to be appropriate by a subadvisor given market conditions. In assessing relative price, a subadvisor may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, a subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria a subadvisor uses for assessing relative price and profitability are subject to change from time to time. A subadvisor may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines, in its judgment, that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions. A subadvisor may consider a small capitalization company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small capitalization company when the manager determines it to be appropriate. In assessing a company’s investment characteristics, a subadvisor may consider ratios such as recent changes in assets divided by total assets. Under normal circumstances, a fund will seek to limit such exclusion to no more than 5% of the eligible small capitalization company universe in each country that the fund invests. The criteria a subadvisor uses for assessing a company’s investment characteristics is subject to change from time to time.
Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.
Furthermore, a subadvisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund’s assets, may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.
Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semiannual basis, a subadvisor will identify companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from a subadvisor’s then-current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities but not by a sufficient amount to warrant their sale.
Country weights may be based on the total market capitalization of companies within each country. The country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, a subadvisor may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries may vary from their weighting in published international indices.
Money Market Instruments
Money market instruments (and other securities as noted under  each fund description) may be purchased for temporary defensive purposes or for short-term investment purposes. General overnight cash held in a fund’s portfolio may also be invested in JHCT, a privately offered 1940 Act registered institutional money market fund subadvised by Manulife IM (US), an affiliate of the Advisor, that is part of the same group of investment companies as the fund and that is offered exclusively to funds in the same group of investment companies.
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Mortgage Dollar Rolls
Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund also may be compensated by receipt of a commitment fee. A fund may only enter into “covered rolls.” Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share. As further outlined in the “Government Regulation of Derivatives” section, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) on October 28, 2020, and in doing so announced it would rescind SEC releases, guidance and no-action letters related to funds’ coverage and asset segregation practices. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022. Covered rolls will be entered into in accordance with the regulatory requirements described in “Government Regulation of Derivatives” section. For financial reporting and tax purposes, the funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Mortgage Securities
Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, when a fund invests in mortgage securities, it receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.
In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.
Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

•	one-year, three-year and five-year constant maturity Treasury Bill rates;

•	three-month or six-month Treasury Bill rates;

•	11th District Federal Home Loan Bank Cost of Funds;

•	National Median Cost of Funds; or

•	one-month, three-month, six-month or one-year LIBOR and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.
Privately Issued Mortgage Securities. Privately issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

•	mortgage bankers;

•	commercial banks;

•	investment banks;

•	savings and loan associations; and

•	special purpose subsidiaries of the foregoing.

Since privately issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately issued mortgage securities, see “Types of Credit Support” below. To the extent that a fund invests in mortgage securities, it will not limit its investments in mortgage securities to those with credit enhancements.
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Collateralized Mortgage Obligations. CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.
The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.
CMOs purchased by a fund may be:

1	collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

2	collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

3	securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities. Separately traded interest components of securities may be issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Under the Separate Trading of Registered Interest and Principal of Securities program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.
Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.
As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to the relative stability of a fund’s NAV.
In addition to the stripped mortgage securities described above,  High Yield Trust and Opportunistic Fixed Income Trust may invest in similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”) are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.
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Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.
Inverse Floaters.  Each of  High Yield Trust, Investment Quality Bond Trust, and Opportunistic Fixed Income Trust may invest in inverse floaters.  Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid. Any illiquid inverse floaters, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.
Inverse floaters are derivative mortgage securities that are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.
Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is included in “Asset-Backed Securities.”
Municipal Obligations
The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment.
Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations. There also is the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.
Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by a subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.
The yields or returns of municipal bonds depend on a variety of factors, including general market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating (if any) of the issue. The ratings of  S&P,  Moody’s and  Fitch represent their opinions as to the quality of various municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. For example, depending on market conditions, municipal bonds with the same maturity and stated interest rate, but with different ratings, may nevertheless have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of municipal bonds.
The costs associated with combating the coronavirus (COVID-19) pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and their political subdivisions. The effects of this pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Municipal Bonds Issued by the Commonwealth of Puerto Rico. Municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, generally are tax-exempt.
Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of a fund’s holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. The spread of COVID-19 and the related governmental and public responses have had, and may continue to have an adverse effect on Puerto Rico’s economy.
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Puerto Rico has faced and continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. In recent years, several rating organizations have downgraded a number of securities issued in Puerto Rico to below investment-grade or placed them on “negative watch.” Puerto Rico has previously missed payments on its general obligation debt. As a result of Puerto Rico’s fiscal challenges, it entered into a process analogous to a bankruptcy proceeding in U.S. courts. Recently, Puerto Rico received court approval to be released from bankruptcy through a large restructuring of its U.S. municipal debt. The restructuring was recommended by an oversight board, an unelected body that shares power with elected officials, that is federally mandated to oversee Puerto Rico’s finances. Pursuant to federal law, the oversight board will remain intact and can only disband after Puerto Rico experiences four consecutive years of balanced budgets. The coronavirus (COVID-19) pandemic, any future defaults, or actions by the oversight board, among other factors, could have a negative impact on the marketability, liquidity, or value of certain investments held by a fund and could reduce a fund’s performance.
Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes, project notes and construction loan notes.
Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.
Preferred Stocks
Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.
Repurchase Agreements, Reverse Repurchase Agreements, and Sale-Buybacks
Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price. A repurchase agreement can be viewed as a loan made by  a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements provide the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers, or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.
Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.
A  subadvisor shall engage in a repurchase agreement transaction only with those banks or broker dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions on behalf of the funds. The counterparties to a repurchase agreement transaction are limited to a:

•	Federal Reserve System member bank;

•	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or

•	broker dealer that reports U.S. government securities positions to the Federal Reserve Board.

A fund also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet the subadvisor’s creditworthiness requirements.
The Advisor and the  subadvisors will continuously monitor repurchase agreement transactions to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the obligation.
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund also might incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed-upon time and at an agreed-upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed-upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and
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interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share.
A  fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security.
Subject to the requirements noted under “Government Regulation of Derivatives”, a fund will either treat reverse repurchase agreements   and similar financings, including sale-buybacks, as derivatives subject to the Derivatives Rule limitations or not as derivatives and treat reverse repurchase agreements  and similar financings transactions as senior securities equivalent to bank borrowings subject to asset coverage requirements of Section 18 of the 1940 Act. A fund will ensure that its repurchase agreement transactions are “fully collateralized” by maintaining in a custodial account cash, Treasury bills, other U.S. government securities, or certain other liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty,  a fund  may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Restricted Securities
A  fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a  fund qualify under Rule 144A and an institutional market develops for those securities, the fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a fund’s illiquidity. A fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Short Sales
A  fund may engage in short sales and short sales “against the box.” In a short sale against the box, a fund borrows securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, a fund either owns or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time a fund is required to deliver the security, a fund will benefit from the difference in the price. If the price of a security has increased, the funds will be required to pay the difference.
In addition, a fund may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale are typically retained by the broker to meet margin requirements until the short position is closed out. Until a fund replaces a borrowed security, the fund will adhere to requirements outlined in the “Government Regulation of Derivatives” section. The SEC adopted the Derivatives Rule on October 28, 2020, and in doing so announced it would rescind SEC releases, guidance and no-action letters related to funds’ coverage and asset segregation practices. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022. Except for short sales against-the-box, the amount of a fund’s net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.
A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaced the borrowed security and theoretically the fund’s loss could be unlimited. A fund will generally realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay
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in connection with a short sale. Short selling may amplify changes in a fund’s NAV. Short selling also may produce higher than normal portfolio turnover, which may result in increased transaction costs to a fund.
Short-Term Trading
Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. If and to the extent consistent with and permitted by its investment objective and policies, a  fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for  a fund to qualify as a RIC for federal income tax purposes (for additional information about qualification as a RIC under the Code, see “Additional Information Concerning Taxes” in this SAI). See specific fund details in the “Portfolio Turnover“ section of this SAI.
Sovereign Debt Obligations
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the funds.
Standby Commitment Agreements
Standby commitment agreements are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a fund receives a commitment fee based upon a percentage of the purchase price of the security. The fund receives this fee whether or not it is ultimately required to purchase the security. There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the fund’s net asset value, on the date on which the security can reasonably be expected to be issued.
Trade Claims
The funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.
U.S. Government and Government Agency Obligations
U.S. Government Obligations. U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.
GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the GNMA, which guarantee is supported by the full faith and credit of the U.S. government.
U.S. Agency Obligations. U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:

•	SLMA;

•	FHLBs;

•	FICBs; and

•	Fannie Mae.

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.
Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by FICBs. Others, such as those issued by Fannie Mae, FHLBs and Freddie Mac, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other
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obligations, such as those issued by the SLMA, are supported only by the credit of the agency or instrumentality. There also are separately traded interest components of securities issued or guaranteed by the U.S. Treasury.
No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this SAI, “U.S. government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.
It is possible that the availability and the marketability (liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, FHFA, an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. The FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.
Variable and Floating Rate Obligations
Investments in floating or variable rate securities normally will involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank. In addition, a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investor through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.
Warrants
Warrants may trade independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
When-Issued/Delayed Delivery/Forward Commitment Securities
When-issued, delayed-delivery or forward-commitment transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a fund has sold securities pursuant to one of these transactions, it will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.
Under normal circumstances, when a fund purchases securities on a when-issued or forward commitment basis, it will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. Forward contracts may settle in cash between the counterparty and the fund or by physical settlement of the underlying securities, and a fund may renegotiate or roll over a forward commitment transaction. In general, a fund does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the fund and the counterparty according to an agreed-upon schedule. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV.
As further outlined in the “Government Regulation of Derivatives” section, the SEC adopted the Derivatives Rule on October 28, 2020, and in doing so announced it would rescind SEC releases, guidance and no-action letters related to funds’ coverage and asset segregation practices. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022. When-issued or forward settling securities transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or forward settling securities transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule as outlined in the “Government Regulation of Derivatives” section.
Yield Curve Notes
Inverse floating rate securities include, but are not limited to, an inverse floating rate class of a government agency-issued yield curve note. A yield curve note is a fixed-income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.
Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds
Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.
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When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.
Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Illiquid Securities.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC under the Code and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

RISK FACTORS

The risks of investing in certain types of securities are described below. Risks are only applicable to  a fund if and to the extent that corresponding investments, or indirect exposures to such investments through derivative contracts, are consistent with and permitted by the fund’s investment objectives and policies. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. By owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds.
Bank Capital Securities
Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Cash Holdings Risk
A fund may be subject to delays in making investments when significant purchases or redemptions of fund shares cause the fund to have an unusually large cash position. When the fund has a higher than normal cash position, it may incur “cash drag,” which is the opportunity cost of holding a significant cash position. This significant cash position might cause the fund to miss investment opportunities it otherwise would have benefited from if fully invested, or might cause the fund to pay more for investments in a rising market, potentially reducing fund performance.
Collateralized Debt Obligations
The risks of an investment in a CDO depend largely on the quality of the collateral securities and the class of the instrument in which a fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid, however an active dealer market may exist for CDOs allowing them to qualify for treatment as liquid under Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry risks including, but are not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDO classes that are subordinate to other classes of the CDO; and (iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Equity Securities
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund’s investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the issuers of these securities declines or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.
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ESG Integration Risk
Certain subadvisors may integrate research on environmental, social and governance (“ESG”) factors into a fund’s investment process. Such subadvisors may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing a fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by a subadvisor, carries the risk that a fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into a fund’s investment process may result in a subadvisor making different investment decisions for a fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and a fund’s investment performance may be affected. Integration of ESG factors into a fund’s investment process does not preclude a fund from including companies with low ESG characteristics or excluding companies with high ESG characteristics in a fund’s investments.
The ESG characteristics utilized in a fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Successful integration of ESG factors will depend on a subadvisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The method of evaluating ESG factors and subsequent impact on portfolio composition, performance, proxy voting decisions and other factors, is subject to the interpretation of a subadvisor in accordance with the fund’s investment objective and strategies. ESG factors may be evaluated differently by different subadvisors, and may not carry the same meaning to all investors and subadvisors. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require a fund to change its investment process with respect to ESG integration.
European Risk
Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the  EU and  EMU, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate or dissolution of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on other European economies and major trading partners outside Europe.
In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. The European Central Bank and IMF have previously bailed-out several European countries. There is no guarantee that these institutions will continue to provide financial support, and markets may react adversely to any reduction in financial support. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement regarding the economic relationship between the UK and the EU. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. The uncertainty resulting from the transition period may affect other countries in the EU and elsewhere, cause volatility within the EU, or trigger prolonged economic downturns in certain countries within the EU. It is also possible that various countries within the UK, such as Scotland or Northern Ireland, could seek to separate and remain a part of the EU. Other secessionist movements including countries seeking to abandon the Euro or withdraw from the EU may cause volatility and uncertainty in the EU.
The UK has one of the largest economies in Europe and is a major trading partner with the EU countries and the United States. Brexit might negatively affect The City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the coronavirus (COVID-19) pandemic is likely to continue to stretch the resources and deficits of many countries in the EU and throughout the world, increasing the possibility that countries may be unable to make payments on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.
To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities. In
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addition, Russia’s increasing international assertiveness could negatively impact EU and Eastern European economic activity. Please see “Market Events” for additional information regarding risks related to sanctions imposed on Russia.
Fixed-Income Securities
Fixed-income securities are generally subject to two principal types of risk: (1) interest-rate risk; and (2) credit quality risk. Fixed-income securities are also subject to liquidity risk.
Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. Recent and potential future changes in government monetary policy may affect interest rates. A sharp and unexpected rise in interest rates could impair Money Market Trust’s ability to maintain a stable net asset value. A low interest rate environment may prevent Money Market Trust from providing a positive yield to shareholders or paying fund expenses out of fund assets and could impair the fund’s ability to maintain a stable net asset value.
The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed-income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).
Beginning in March 2022, the U.S. Federal Reserve (the “Fed”) began increasing interest rates and has signaled the potential for further increases. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise, and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
The fixed-income securities market has been and may continue to be negatively affected by the coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators responded with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.
Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.
Liquidity Risk. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income funds may be higher than normal; the selling of fixed-income securities to satisfy shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect a fund’s ability to sell such securities at attractive prices.
Floating Rate Loans Risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be
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impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign Securities
Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, the fund may not always be successful in doing so, and it could still lose money.
Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.
Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period, or the exchange rate to convert the assets into U.S. dollars could worsen.
Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.
Settlement of Sales. Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.
Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.
Securities of Emerging Market Issuers or Countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and the results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of some emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies in emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.
Restrictions on Investments. There may be unexpected restrictions on investments in companies located in certain foreign countries. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies,” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. In addition, to the extent that a fund holds such a security, one or more fund intermediaries may decline to process customer orders with respect to such fund unless and until certain representations are made by the fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Gaming-Tribal Authority Investments
The value of  a fund’s investments in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities, is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.
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Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as  a fund), could be precluded from judicially enforcing their rights and remedies.
Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including  a fund.
Greater China Region Risk
Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Taiwan’s history of political contention with China has resulted in ongoing tensions between the two countries and, at times, threats of military conflict. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the government of the PRC to support the Mainland China and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. The PRC also maintains strict currency controls and imposes repatriation restrictions in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The imposition of currency controls and repatriation restrictions may negatively impact the performance and liquidity of a  fund as capital may become trapped in the PRC. Chinese yuan currency exchange rates can be very volatile and can change quickly and unpredictably. A small number of companies and industries may generally represent a relatively large portion of the Greater China market. Consequently, a fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries also may be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market (see  “Risk Factors – Foreign Securities”).
To the extent a fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities (“VIEs”). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company. The VIE lists on a U.S. exchange and investors then purchase the stock issued by the VIE. The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, without providing actual equity ownership.
VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
The legal status of the VIE structure remains uncertain under Chinese law. There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. If new laws, rules or regulations relating to VIE structures are adopted, investors, including a fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available.
In addition, VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a fund to invest in such securities and may increase the expenses of a fund if it is required to seek alternative markets in which to invest in such securities.
Hong Kong Stock Connect Program and Bond Connect Program Risk
A fund may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Stock Connect, a mutual market access program designed to, among others, enable foreign investment in the PRC; and in renminbi-denominated bonds issued in the PRC by Chinese credit, government and quasi-governmental issuers (“RMB Bonds”), which are available on the CIBM to eligible foreign investors through, among others, the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program.
Trading in China A-Shares through Stock Connect and bonds through Bond Connect is subject to certain restrictions and risks. A fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of securities eligible to be traded on either program may change from time to time. Securities listed on either program may lose purchase eligibility, which could adversely affect a fund’s performance.
While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-
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Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a fund will be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a fund from investing in China A-Shares on a timely basis, which could affect a fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Bond Connect is not subject to investment quotas.
Chinese regulations prohibit over-selling of China A-Shares. If a fund intends to sell China A-shares it holds, it must transfer those securities to the accounts of a fund’s participant broker before the market opens. As a result, a fund may not be able to dispose of its holdings of China A-Shares in a timely manner.
Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where Chinese stock markets are open, but Stock Connect is not operating. Similarly, Bond Connect is only available on days when markets in both China and Hong Kong are open, which may limit a fund’s ability to trade when it would be otherwise attractive to do so.
Stock Connect launched in November 2014 and Bond Connect launched in July 2017. Therefore, trading through Stock Connect and Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the programs mature, which could pose risks to a fund. Bond Connect is relatively new and its effects on the CIBM are uncertain. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. In addition, the rules governing the operation of Stock Connect and Bond Connect may be subject to further interpretation and guidance. There can be no assurance as to the programs’ continued existence or whether future developments regarding the programs may restrict or adversely affect a fund’s investments or returns. Additionally, the withholding tax treatment of dividends, interest, and capital gains payable to overseas investors may be subject to change. Furthermore, there is currently no specific formal guidance by the PRC tax authorities on the treatment of income tax and other tax categories payable in respect of trading in CIBM by eligible foreign institutional investors via Bond Connect. Any changes in PRC tax law, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities of any tax may result in a material loss to a fund.
Stock Connect and Bond Connect regulations provide that investors, such as a fund, enjoy the rights and benefits of equities purchased through Stock Connect and bonds purchased through Bond Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the HKSCC as nominee on behalf of investors. For investments via Bond Connect, the relevant filings, registration with People’s Bank of China, and account opening have to be carried out via an onshore settlement agent, offshore custody agent, registration agent, or other third parties (as the case may be). As such, a fund is subject to the risks of default or errors on the part of such third parties.
While a fund’s ownership of China A-Shares will be reflected on the books of the custodian’s records, a fund will only have beneficial rights in such A-Shares. The precise nature and rights of a fund as the beneficial owner of the equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a fund under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares, has full ownership over the securities rather than a fund as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.
While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a fund will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.
Similarly, in China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as a fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a fund to various risks, including the risk that a fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership.
China A-Shares traded via Stock Connect and bonds trading through Bond Connect are subject to various risks associated with the legal and technical framework of Stock Connect and Bond Connect, respectively. In the event that the relevant systems fail to function properly, trading through Stock Connect or Bond Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect and Bond Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions. Similarly, in the event that the relevant Mainland Chinese authorities suspend account opening or trading on the CIBM via Bond Connect, a fund’s ability to invest in Chinese bonds will be adversely affected and limited. In such event, a fund’s ability to achieve its investment objective will be negatively affected and, after exhausting other trading alternatives, a fund may suffer substantial losses as a result.
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High Yield (High Risk) Securities and Securities of Distressed Companies
General. A fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield (high risk) securities (also known as “junk bonds”) are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below. Investments in securities rated below-investment-grade that are eligible for purchase by certain funds are described as “speculative” by Moody’s, S&P, and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities. High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the funds, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The funds seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.
Interest Rate Risk. To the extent that a fund invests in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.
Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.
These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value the fund’s investments.
Less liquid secondary markets also may affect a fund’s ability to sell securities at their fair value. Each fund may invest in illiquid securities, subject to certain restrictions (see “Additional Investment Policies and Other Instruments”). These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.
Below-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of below-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.
In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
Below-Investment Grade Foreign Sovereign Debt Securities. Investing in below-investment grade foreign sovereign debt securities will expose a fund to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.
The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by:
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•	the obligor’s balance of payments, including export performance;

•	the obligor’s access to international credits and investments;

•	fluctuations in interest rates; and

•	the extent of the obligor’s foreign reserves.

Defaulted Securities.  The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a fund’s portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a fund’s NAV may be adversely affected before an issuer defaults. In addition, a fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.
Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid Securities.”
Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.
Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.
Obligor’s Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.
Obligor’s Foreign Reserves. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

•	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

•	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments (e.g., securities rated “Caa” or lower by Moody’s, “CCC” or lower by S&P or Fitch). These securities are considered to have the following characteristics:

•	extremely poor prospects of ever attaining any real investment standing;

•	current identifiable vulnerability to default;

•	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

•	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

•	are in default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.
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Hybrid Instruments
The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, swaps, and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts. The principal risks of investing in hybrid instruments are as follows:

Volatility. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an  OTC market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor, which the fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid instruments may not be subject to regulation of the  CFTC, which generally regulates the trading of swaps and commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Credit and Counterparty Risk. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in hybrid instruments are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

The various risks discussed above with respect to hybrid instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.
Industry or Sector Investing
When a  fund invests a substantial portion of its assets in a particular industry or sector of the economy, the fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, the fund’s performance tends to be more volatile than other funds, and the values of the fund’s investments tend to go up and down more rapidly. In addition, to the extent that  a fund invests significantly in a particular industry or sector, it is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector. The principal risks of investing in certain sectors are described below.

Communication. Companies in the communication sector are subject to the additional risks of rapid obsolescence due to technological advancement or development, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the communication sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of communication companies in their primary markets.

Consumer Discretionary. The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

For example, the coronavirus (COVID-19) pandemic led to materially reduced consumer demand in certain sectors, a disruption in supply chains and an increase in market closures and retail company bankruptcies. The coronavirus (COVID-19) pandemic may affect certain countries, industries, economic sectors, and companies more than others, may continue to exacerbate existing economic, political, or social tensions and may continue to increase the probability of an economic recession or depression. The impact on the consumer discretionary market may last for an extended period of time.

Consumer Staples. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the

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consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

Energy. Companies in the energy sector may be affected by energy prices, supply and demand fluctuations including in energy fuels, energy conservation, liabilities arising from government or civil actions, environmental and other government regulations, and geopolitical events including political instability and war. The market value of companies in the local energy sector is heavily impacted by the levels and stability of global energy prices, energy conservation efforts, the success of exploration projects, exchange rates, interest rates, economic conditions, tax and other government regulations, increased competition and technological advances, as well as other factors. Companies in this sector may be subject to extensive government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ profits. A large part of the returns of these companies depends on few customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant negative effect on the stock prices of energy sector companies. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As a result, securities of companies in the energy field are subject to quick price and supply fluctuations caused by events relating to international politics. Other risks include liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies can also be heavily affected by the supply of, and demand for, their specific product or service and for energy products in general, and government subsidization. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Companies in the energy sector were adversely affected by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus (COVID-19) pandemic and by price competition among key oil producing countries. Global oil prices declined significantly at the beginning of the coronavirus (COVID-19) pandemic and have experienced significant price volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil slowed and oil storage facilities had reached their storage capacities. The impact on such commodities markets from varying levels of demand may continue to be volatile for an extended period of time.

Financial Services. To the extent that a fund invests principally in securities of financial services companies, it is particularly vulnerable to events affecting that industry. Financial services companies may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

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Industrials. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may also be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services, and, therefore, the financial condition of, and investor interest in, these companies are significantly influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. (and other) government budgets. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs, and transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. A fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Materials. Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing, competition, resource depletion, and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress, and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the materials sector located in foreign markets.

Natural Resources. A fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that such fund cannot control) and such companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to domestic or international political and economic developments, energy conservation efforts, the success of exploration projects, reduced availability of transporting, processing, storing or delivering natural resources, extreme weather or other natural disasters, and threats of attack by terrorists on energy assets. Additionally, natural resource companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. At times, the performance of these investments may lag the performance of other sectors or the market as a whole.

Investments in certain commodity-linked instruments, such as crude oil and crude oil products, can be susceptible to negative prices due to a surplus in production caused by global events, including restrictions or reductions in global travel. Exposure to such commodity-linked instruments may adversely affect an issuer’s returns or the performance of the fund.

The natural resources sector was adversely impacted by the reduced demand for oil and other natural resources as a result of the slowdown in economic activity resulting from the spread of the coronavirus (COVID-19) pandemic. Global oil prices are susceptible to and have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history during the beginning of the coronavirus (COVID-19) pandemic, as demand for oil slowed and oil storage facilities reached their storage capacities. The impact on the natural resources sector from varying levels of demand may continue to be volatile  for an extended period of time.

Technology. Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.

Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Utilities. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental and other

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government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial Public Offerings (“IPOs”)
IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investment, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Investment Companies
The  funds may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds,  ETFs, and  BDCs). When making such an investment,  a fund will be indirectly exposed to all the risks of such investment companies. In general, the investing funds will bear a pro rata portion of the other investment company’s fees and expenses, which will reduce the total return in the investing funds.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange and may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.
In addition, the  funds may invest in private investment funds, vehicles, or structures.  A fund also may invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.
Exchange-Traded Funds.  A fund may invest in ETFs, which are a type of security bought and sold on a securities exchange.  A fund could purchase shares of an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning shares of an ETF include the risks of directly owning the underlying securities and other instruments the ETF holds. A lack of liquidity in an ETF  (e.g., absence of an active trading market) could result in the ETF being more volatile than its underlying securities. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV. An ETF has its own fees and expenses, which are indirectly borne by the fund. A fund may also incur brokerage and other related costs when it purchases and sells ETFs. Also, in the case of passively-managed ETFs, there is a risk that an ETF may fail to closely track the index or market segment that it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index or other factors.
Business Development Companies. A BDC is a less-common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments issued by such portfolio companies, there is a risk that the issuer may default on its payments or declare bankruptcy.
Investment Grade Fixed-Income Securities in the Lowest Rating Category
Investment grade fixed-income securities in the lowest rating category (i.e., rated “Baa” by Moody’s and “BBB” by S&P or Fitch, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.
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LIBOR Discontinuation Risk
Certain debt securities, derivatives and other financial instruments may utilize LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K.  Financial Conduct Authority, which regulates LIBOR, announced that it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains  uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
Lower Rated Fixed-Income Securities
Lower rated fixed-income securities are defined as securities rated below-investment grade (e.g., rated “Ba” and below by Moody’s, or “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
Dependence on Subadvisor’s Own Credit Analysis. While a subadvisor to a fund may rely on ratings by established credit rating agencies, it also will supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on a subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.
Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities.
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Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.
Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Risk Factors—Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate fluctuations that adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Market Events
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank;  dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates  rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (the “Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on a fund.
Political turmoil within the United States and abroad may also impact  a fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of  a fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement regarding the economic relationship between the UK and the EU. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. Despite the influence of the lockdowns, and the economic bounce back, Brexit has had a material impact on the UK’s economy. Additionally, trade between the UK and the EU did not benefit from the global rebound in trade in 2021, and remained at the very low levels experienced at the start of the coronavirus (COVID-19) pandemic in 2020, highlighting Brexit’s potential long-term effects on the UK economy.
In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the coronavirus (COVID-19) pandemic is likely to continue to stretch the resources and deficits of many countries in the EU and
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throughout the world, increasing the possibility that countries may be unable to make timely payments on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately  affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The United States responded to the coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the coronavirus (COVID-19) pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the coronavirus (COVID-19) pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also extended credit to small- and medium-sized businesses.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on a fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Master Limited Partnership (MLP) Risk
Investing in MLPs involves certain risks related to investing in the underlying assets of MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt securities. In addition, investments in the debt and securities of MLPs involve certain other risks, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.  A fund’s investments in MLPs may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price. If a  fund is one of the largest investors in an MLP, it may be more difficult for the fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by  a fund in a short period of time may cause abnormal movements in the market price of these
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investments. As a result, these investments may be difficult to dispose of at an advantageous price when  a fund desires to do so. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of a  fund. MLPs in which  a fund may invest operate oil, natural gas, petroleum, or other facilities within the energy sector. As a result,  a fund will be susceptible to adverse economic, environmental, or regulatory occurrences impacting the energy sector.
Reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus (COVID-19) pandemic adversely impacted MLPs. Global oil prices declined significantly at the beginning of the coronavirus (COVID-19) pandemic and have experienced significant price volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil slowed and oil storage facilities reached their storage capacities. Varying levels of demand and production and continued oil price volatility may continue to adversely impact MLPs and energy infrastructure companies.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. After a fund’s tax basis in an MLP has been reduced to zero, subsequent distributions from the MLP will be treated as ordinary income. Changes in the tax character of MLP distributions, as well as late or corrected tax reporting by MLPs, may result in a fund issuing corrected 1099s to its shareholders.
Mortgage-Backed and Asset-Backed Securities
Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.
Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.
The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.
Prepayments tend to increase during periods of falling interest rates and decline during periods of rising interest rates. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.
The mortgage-backed securities market has been and may continue to be negatively affected by the coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.
Collateralized Mortgage Obligations. CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.
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Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.
TBA Mortgage Contracts. Similar to when-issued or delayed-delivery securities, a TBA mortgage contract is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, however. Instead, the buyer agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage contract transaction, a buyer and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.
Inverse Interest-Only Securities. The coupons (stated interest rates) of interest-only securities fluctuate inversely with specified interest rate indices. For example, the coupon on an inverse interest-only security might equal 10% minus one month LIBOR. As interest rates rise, the security’s coupon decreases and when interest rates fall, the security’s coupon increases. Such securities also may be structured so that small changes in interest rates lead to larger changes in the coupon. Issuers of mortgage backed securities holding fixed rate mortgage collateral sometimes issue offsetting interest-only securities and inverse interest-only securities. Thus, the fixed return on the collateral can be split into offsetting floating and inverse floating coupons. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage backed-securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.
Multinational Companies Risk
To the extent that  a fund invests in the securities of companies with foreign business operations, it may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.
Natural Disasters, Adverse Weather Conditions, and Climate Change
Certain areas of the world may be exposed to adverse weather conditions, such as major natural disasters and other extreme weather events, including hurricanes, earthquakes, typhoons, floods, tidal waves, tsunamis, volcanic eruptions, wildfires, droughts, windstorms, coastal storm surges, heat waves, and rising sea levels, among others. Some countries and regions may not have the infrastructure or resources to respond to natural disasters, making them more economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which  a fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Climate change, which is the result of a change in global or regional climate patterns, may increase the frequency and intensity of such adverse weather conditions, resulting in increased economic impact, and may pose long-term risks to a fund’s investments. The future impact of climate change is difficult to predict but may include changes in demand for certain goods and services, supply chain disruption, changes in production costs, increased legislation, regulation, international accords and compliance-related costs, changes in property and security values, availability of natural resources and displacement of peoples.
Legal, technological, political and scientific developments regarding climate change may create new opportunities or risks for issuers in which a fund invests. These developments may create demand for new products or services, including, but not limited to, increased demand for goods that result in lower emissions, increased demand for generation and transmission of energy from alternative energy sources and increased competition to develop innovative new products and technologies. These developments may also decrease demand for existing products or services, including, but not limited to, decreased demand for goods that produce significant greenhouse gas emissions and decreased demand for services related to carbon based energy sources, such as drilling services or equipment maintenance services.
Negative Interest Rates
Certain countries have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the U.S. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank.
These market conditions may increase a fund’s exposures to interest rate risk. To the extent a fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for
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higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.
Non-Diversification
  A fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, or as to the percentage of the outstanding voting securities of such issuer that may be owned, except by the fund’s own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified fund by a change in the financial condition of any of these issuers or by the financial markets’ assessment of any of these issuers.
Operational and Cybersecurity Risk
With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, a fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the fund and its shareholders. Cybersecurity  breaches are either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyberattacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.
A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a fund. For example, in a denial of service, fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor,  each  subadvisor, or the  funds’ other service providers may not be able to access electronic systems to perform critical duties for the funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of fund share purchases and redemptions. Cybersecurity incidents could cause  a fund, the Advisor,  each subadvisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which  a fund invests, thereby causing the fund’s investments to lose value.
Cyber-events have the potential to affect materially the  funds and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The  funds have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the funds will be able to prevent or mitigate the impact of any or all cyber-events.
The funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the funds’ service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.
The Advisor,  each subadvisor, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, each  subadvisor, or their affiliates controls the cybersecurity or operations systems of the funds’  third-party service providers (including the  funds’ custodian), or those of the issuers of securities in which the  funds invest.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Preferred and Convertible Securities Risk
Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
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Privately Held and Newly Public Companies
Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects.  The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds that invest in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.
Rebalancing Risks Involving Funds of Funds
The funds of funds seek to achieve their investment objectives by investing in, among other things, other John  Hancock funds, as permitted by Section 12 of the 1940 Act (affiliated underlying funds). In addition, a fund that is not a fund of funds may serve as an affiliated underlying fund for one or more funds of funds. The funds of funds will reallocate or rebalance assets among the affiliated underlying funds (collectively, “Rebalancings”) on a daily basis. The following discussion provides information on the risks related to Rebalancings, which risks are applicable to the affiliated underlying funds undergoing Rebalancings, as well as to those funds of funds that hold affiliated underlying funds undergoing Rebalancings.
From time to time, one or more of the affiliated underlying funds may experience relatively large redemptions or investments due to Rebalancings, as effected by the funds of funds’ Affiliated Subadvisor. Shareholders should note that Rebalancings may adversely affect the affiliated underlying funds. The affiliated underlying funds subject to redemptions by a fund of funds may find it necessary to sell securities, and the affiliated underlying funds that receive additional cash from a fund of funds will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a fund of funds owns, redeems, or invests in, a substantial portion of an affiliated underlying fund. Rebalancings could adversely affect the performance of one or more affiliated underlying funds  and, therefore, the performance of one or more funds of funds.
Possible adverse effects of Rebalancings on the affiliated underlying funds include:

1	The affiliated underlying funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2	Rebalancings may increase brokerage and/or other transaction costs of the affiliated underlying funds.

3	When a fund of funds owns a substantial portion of an affiliated underlying fund, a large redemption by the fund of funds could cause that affiliated underlying fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.

4	Rebalancings could accelerate the realization of taxable capital gains in affiliated underlying funds subject to large redemptions if sales of securities results in capital gains.

The Advisor, which serves as the investment advisor to both the funds of funds and the affiliated underlying funds, has delegated the day-to-day portfolio management of the funds of funds and many of the affiliated underlying funds to the Affiliated Subadvisors, affiliates of the Advisor. The Advisor monitors both the funds and the affiliated underlying funds. The Affiliated Subadvisors manage the assets of both the funds and many of the affiliated underlying funds (the “Affiliated Subadvised Funds”). The Affiliated Subadvisors may allocate up to all of a funds of funds’ assets to Affiliated Subadvised Funds and accordingly have an incentive to allocate more fund of funds  assets to such Affiliated Subadvised Funds. The Advisor and the Affiliated Subadvisors monitor the impact of Rebalancings on the affiliated underlying funds and attempt to minimize any adverse effect of the Rebalancings on the underlying funds, consistent with pursuing the investment objective of the relevant affiliated underlying funds. Moreover, an Affiliated Subadvisor has a duty to allocate assets to an Affiliated Subadvised Fund only when such Subadvisor believes it is in the best interests of fund of funds shareholders. Minimizing any adverse effect of the Rebalancings on the underlying funds may impact the redemption schedule in connection with a Rebalancing. As part of its oversight of the funds and the subadvisors, the Advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors and in periodically reviewing allocations to Affiliated Subadvised Funds.
As discussed above, the funds of funds periodically reallocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, an affiliated underlying fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of affiliated underlying fund shares resulting from a reallocation of assets by the funds of funds to the affiliated underlying fund. Until such purchases of affiliated underlying fund shares by a fund of funds settle (normally between one and three days), the affiliated underlying fund may have investment exposure in excess of its net assets. Shareholders who transact with the affiliated underlying fund during the period beginning when the affiliated underlying fund first starts buying securities in anticipation of a purchase order from a fund until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure. The funds of funds may purchase and redeem shares of underlying funds each business day through the use of an algorithm that operates pursuant to standing instructions to allocate purchase and redemption orders among underlying funds. Each day, pursuant to the algorithm, a fund of funds will purchase or redeem shares of an underlying fund at the NAV for the underlying fund calculated that day. This algorithm is used solely for rebalancing a fund of funds’ investments in an effort to maintain previously determined allocation percentages.
Russian Securities Risk
Throughout the past decade, the United States, the EU, and other nations have imposed a series of economic sanctions on the Russian Federation. In addition to imposing new import and export controls on Russia and blocking financial transactions with certain Russian elites, oligarchs, and political and national security leaders, the United States, the EU, and other nations have imposed sanctions on companies in certain sectors of the Russian economy, including the financial services, energy, metals and mining, engineering, technology, and defense and defense-related materials sectors. These sanctions could impair a fund’s ability to continue to price, buy, sell, receive, or deliver securities of certain Russian issuers. For example, a fund
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may be prohibited from investing in securities issued by companies subject to such sanctions. A  fund could determine at any time that certain of the most affected securities have little or no value.
The extent and duration of Russia’s military actions and the global response to such actions are impossible to predict. More Russian companies could be sanctioned in the future, and the threat of additional sanctions could itself result in further declines in the value and liquidity of certain securities. Widespread divestment of interests in Russia or certain Russian businesses could result in additional declines in the value of Russian securities. Additionally, market disruptions could have a substantial negative impact on other economics and securities markets both regionally and globally, as well as global supply chains and inflation.
The Russian government may respond to these sanctions and others by freezing Russian assets held by a fund, thereby prohibiting the fund from selling or otherwise transacting in these investments. In such circumstances, a  fund might be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of fund assets might also result in a fund receiving substantially lower prices for its portfolio securities.
Securities Linked to the Real Estate Market
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include, but are not limited to:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage portfolios;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	change in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.

Therefore, if a fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by the coronavirus (COVID-19) pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include  REITs, including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs also are subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity, mortgage, and hybrid REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size and Unseasoned Companies” for a discussion of the risks associated with investments in these companies.
Small and Medium Size and Unseasoned Companies
Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.
Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.
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Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of  a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.
Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.
Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for  a fund, a subadvisor may not be aware of problems associated with the company issuing the security.
Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.
Special Purpose Acquisition Companies
A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. SPACs are collective investment structures that allow public stock market investors to invest in private equity type transactions (“PIPE”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition.
Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities
Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Trust Preferred Securities
The funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution is looked at to identify the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.
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U.S. Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include those issued by Fannie Mae, the FHLBs and Freddie Mac.
REGULATION OF COMMODITY INTERESTS

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor  acts in the capacity of a registered CPO only with respect to Opportunistic Fixed Income Trust.
Although the Advisor is a registered CPO and is a National Futures Association member firm, the Advisor has claimed an exemption from CPO registration pursuant to CFTC Rule 4.5 with respect to all of the funds other than Opportunistic Fixed Income Trust (collectively, the “Exempt Funds”). To remain eligible for this exemption, each of the Exempt Funds must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which an Exempt Fund markets its commodity interests trading activities. These limitations may restrict an Exempt Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.
Under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Advisor with respect to Opportunistic Fixed Income Trust, but not the Exempt Funds. The Advisor is subject to dual regulation by the SEC and the CFTC with respect to the services it provides to Opportunistic Fixed Income Trust. As a result of “harmonization” rule amendments adopted by the CFTC in 2013, the Advisor expects to comply with substantially all CFTC regulations applicable to the operation of Opportunistic Fixed Income Trust through “substituted compliance” with SEC regulations, as provided in the “harmonization” amendments. Any changes to the CFTC’s substituted compliance regime may restrict the ability of Opportunistic Fixed Income Trust to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or may adversely affect its total return.
Shareholders may obtain the current NAV of Opportunistic Fixed Income Trust by calling 800-732-5543.

Please see “Government Regulation of Derivatives” for more information regarding governmental regulations of derivatives and similar transactions.
HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities or other assets that a fund already owns or plans to buy or protecting unrealized gains in the fund. These strategies also may be used to gain exposure to a particular market.  The hedging and other strategic transactions that may be used by a fund, but only if and to the extent that such transactions are consistent with its investment objective and policies, are described below:

•	exchange-listed and OTC put and call options on securities, equity indices, volatility indices, financial futures contracts, currencies, fixed-income indices and other financial instruments;

•	financial futures contracts (including stock index futures);

•	interest rate transactions;*

•	currency transactions;**

•	warrants and rights (including non-standard warrants and participatory risks);

•	swaps (including interest rate, index, dividend, inflation, variance, equity, and volatility swaps, credit default swaps, swap options and currency swaps); and

•	structured notes, including hybrid or “index” securities.

* A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.
** A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.
Hedging and other strategic transactions may be used for the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

•	to protect a fund’s unrealized gains in the value of its securities;

•	to facilitate the sale of a fund’s securities for investment purposes;

•	to manage the effective maturity or duration of a fund’s securities;

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•	to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer, or security; or

•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that  a fund uses hedging or another strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.
For purposes of determining compliance with  a fund’s investment policies, strategies and restrictions, the fund will generally consider the market value of derivative instruments, unless the nature of the derivative instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.
Because of the uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a RIC, no fund is permitted to invest in such instruments unless  a subadvisor obtains prior written approval from the Trust’s  CCO. The CCO, as a member of the Advisor’s Complex Securities Committee, evaluates with the committee the appropriateness of the investment.
General Characteristics of Options
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options are subject to the requirements outlined in the “Government Regulation of Derivatives” section.
Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.
If, and to the extent authorized to do so,  a fund may, for various purposes, purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts.  A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.
Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. If and to the extent authorized to do so, a fund may purchase and sell call options on securities (whether or not it holds the securities).
Partial Hedge or Income to  a Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options also can provide fund gains.
Covering of Options. All call options sold by a fund are subject to the requirements outlined in the “Government Regulation of Derivatives” section.
Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.
Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but also is applicable to other similar financial intermediaries.
OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

•	insufficient trading interest in certain options;

•	restrictions on transactions imposed by an exchange;

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•	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

•	interruption of the normal operations of the OCC or an exchange;

•	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

•
a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers or financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a fund authorized to use OTC options generally will only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus,  a subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by  a subadvisor. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) will be deemed illiquid.
Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.
General Characteristics of Futures Contracts and Options on Futures Contracts
A fund may trade financial futures contracts (including stock index futures contracts, which are described below) or purchase or sell put and call options on those contracts for the following purposes:

•	as a hedge against anticipated interest rate, currency or market changes;

•	for duration management;

•	for risk management purposes; and

•	to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.
A fund will only engage in transactions in futures contracts and related options subject to complying with the Derivatives Rule. The Derivatives Rule requirements are outlined in the “Government Regulation of Derivatives” section. A fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code in order to maintain its qualification as a RIC for federal income tax purposes.
Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.
Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.
Stock Index Futures
Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.
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Uses of Index Futures. Below are some examples of how a fund may use Index Futures:

•
In connection with a fund’s investment in equity securities, a fund may invest in Index Futures while  a subadvisor seeks favorable terms from brokers to effect transactions in equity securities selected for purchase.

•
A fund also may invest in Index Futures when  a subadvisor believes that there are not enough attractive equity securities available to maintain the standards of diversity and liquidity set for the fund’s pending investment in such equity securities when they do become available.

•
Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio  security) that may result from increases or decreases in positions already held by a fund.

•	A fund also may invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate portfolio  management purposes, including gaining exposure to a particular securities market.
Options on Securities Indices and Other Financial Indices
A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Yield Curve Options
A fund also may enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund also may purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of a  subadvisor, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations and are subject to the requirements outlined in the “Government Regulation of Derivatives” section. Yield curve options are traded OTC.
Currency Transactions
A fund may be authorized to engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain exposure to a currency without purchasing securities denominated in that currency,  to facilitate the settlement of equity trades or to exchange one currency for another. If a fund enters into a currency hedging transaction, the fund will comply with the regulatory limitations outlined in the “Government Regulation of Derivatives” section. Currency transactions may include:

•	forward currency contracts;

•	exchange-listed currency futures contracts and options thereon;

•	exchange-listed and OTC options on currencies;

•	currency swaps; and

•	spot transactions (i.e., transactions on a cash basis based on prevailing market rates).

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A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A fund may enter into currency transactions only with counterparties that are deemed creditworthy by a subadvisor. Nevertheless, engaging in currency transactions will expose a fund to counterparty risk.
A fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps may be used for hedging and similar purposes, possibly including transaction hedging, position hedging, cross hedging and proxy hedging. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuation from one country to another or to facilitate the settlement of equity trades.  A fund may elect to hedge less than all of its foreign portfolio  positions as deemed appropriate by a subadvisor.
A fund  also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which generally will arise in connection with the purchase or sale of the portfolio  securities or the receipt of income from them.
Position Hedging. Position hedging involves entering into a currency transaction with respect to portfolio  securities positions denominated or generally quoted in that currency.
Cross Hedging. A fund may  be authorized to cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.
Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund also may be authorized to engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.
Combined Transactions
A fund may be authorized to enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although a fund normally will enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s investment objective.
Swap Agreements and Options on Swap Agreements
Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, currency exchange rates, and credit and event-linked swaps. To the extent that a fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.
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A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
OTC swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to one or more years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a fund’s investment objectives and general investment policies, a fund may be authorized to invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.
A fund may be authorized to enter into options on swap agreements (“Swap Options”). A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund also may be authorized to write (sell) and purchase put and call Swap Options.
Depending on the terms of the particular agreement, a fund generally will incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund). A fund’s use of swap agreements or Swap Options are subject to the regulatory limitations outlined in the “Government Regulation of Derivatives” section.
Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective will depend on  a subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because OTC swaps are two-party contracts and because they may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. Current regulatory initiatives, described below, and potential future regulation could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A fund  will not enter into a swap agreement with any single party if the net amount owed to the fund under existing contracts with that party would exceed 5% of the fund’s total assets.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that a  subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If  a subadvisor attempts to use a swap as a hedge against, or as a substitute for, an investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.
The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such
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as swaps, in which the funds may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.
As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, as described below, uncleared OTC swaps may be subject to regulatory collateral requirements that could adversely affect a fund’s ability to enter into swaps in the OTC market. These developments could cause a fund to terminate new or existing swap agreements, realize amounts to be received under such instruments at an inopportune time, or increase the costs associated with trading derivatives. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the funds. Swap dealers, major market participants, and swap counterparties may also experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The Dodd-Frank Act and rules promulgated thereunder may exert a negative effect on a fund’s ability to meet its investment objective. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a fund’s investments and of doing business, which could adversely affect the fund’s ability to buy or sell OTC derivatives. Prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under uncleared swap agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require the funds to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into uncleared swap agreements. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers, and swap entities.
In addition, regulations adopted by prudential regulators require certain banks to include in a range of financial contracts, including derivative and short-term funding transactions terms delaying or restricting a counterparty’s default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings.  The regulations could limit a fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact the funds’ use of derivatives.
Additional information about certain swap agreements that the funds may utilize is provided below.
Credit default swap agreements (“CDS”). CDS may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the CDS provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity described in the CDS, or the seller may be required to deliver the related net cash amount, if the CDS is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the CDS is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the CDS. If a fund enters into a CDS, the fund may be required to report the CDS as a “listed transaction” for tax shelter reporting purposes on the fund’s federal income tax return. If the IRS were to determine that the CDS is a tax shelter, a fund could be subject to penalties under the Code.
Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as CDS. The fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the fund’s net assets, the terms of the fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
A fund also may be authorized to enter into credit default swaps on index tranches. CDS on index tranches give the fund, as a seller of credit protection, the opportunity to take on exposures to specific segments of the CDS index default loss distribution. Each tranche has a different sensitivity to credit risk correlations among entities in the index. One of the main benefits of index tranches is higher liquidity. This has been achieved mainly through standardization, yet it is also due to the liquidity in the single-name CDS and CDS index markets. In contrast, possibly owing to the limited liquidity in the corporate bond market, securities referencing corporate bond indexes have not been traded actively.
CDS involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, CDS are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into CDS only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the CDS is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received,
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may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the fund). A fund’s ability to be a “buyer” or “seller” of CDS is subject to the regulatory limitations outlined in the “Government Regulation of Derivatives” section.
Dividend swap agreements. A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded OTC rather than on an exchange.
Inflation swap agreements. An inflation swap agreement is a contract in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the  CPI with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect a fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.
Interest rate swap agreements. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed-upon rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed-upon rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
Total return swap agreements. A total return swap agreement is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, by investing in total return commodity swaps, a fund will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
Variance swap agreements. Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
Eurodollar Instruments
A fund may be authorized to invest in Eurodollar instruments which typically are dollar-denominated futures contracts or options on those contracts that are linked to LIBOR. In addition, foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
Warrants and Rights
Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the fund would otherwise wish.
Non-Standard Warrants and Participatory Notes. From time to time, a fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks, broker dealers or other financial institutions that issue them. Generally, banks and broker dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the
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same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal risks—Credit and Counterparty risk” in the Prospectus, as applicable, and “Risk of Hedging and Other Strategic Transactions” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a fund wishes to sell it.
Risk Associated with Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but typically are not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.
The risk of early prepayments is the primary risk associated with IOs, super floaters, other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.
Derivative debt securities include floating rate securities based on the  COFI floaters, other “lagging rate” floating rate securities, capped floaters, mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities, POs, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and present an especially intense combination of prepayment, extension and interest rate risks.
PAC and  TAC CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.
Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.
Risk of Hedging and Other Strategic Transactions
Hedging and other strategic transactions are subject to special risks, including:

•	possible default by the counterparty to the transaction;

•	markets for the securities used in these transactions could be illiquid; and

•	to the extent a subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.
Options and Futures Transactions. Options transactions are subject to the following additional risks:

•
option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option);

•
calls written on securities that a fund does not own are riskier than calls written on securities owned by the fund because there is no underlying security held by the fund that can act as a partial hedge, and there also is a risk, especially with less liquid securities, that the securities may not be available for purchase; and

•
options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

•
the degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.

•	futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit the potential gain that might result from an increase in value.
Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

•	currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated;

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•
proxy hedging involves determining the correlation between various currencies. If a subadvisor’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used; and

•
foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.
Risk of Hedging and Other Strategic Transactions Outside the United States
When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but also could be adversely affected by:

•	foreign governmental actions affecting foreign securities, currencies or other instruments;

•	less stringent regulation of these transactions in many countries as compared to the United States;

•	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

•	more limited availability of data on which to make trading decisions than in the United States;

•	delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

•	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

•	lower trading volume and liquidity.

Government Regulation of Derivatives
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the funds will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to the Derivatives Rule, but are still subject to other provisions of the 1940 Act. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.
Furthermore, it is possible that additional government regulation of various types of derivative instruments may limit or prevent a fund from using such instruments as part of its investment strategy in the future, which could negatively impact the fund. New position limits imposed on a fund or its counterparty may also impact the fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective.
Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund post collateral with counterparties or clearinghouses, and/or are subject to the Derivatives Rule regulatory limitations as outlined above.
Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.
Other Limitations
Subject to the limitations outlined in the “Government Regulation of Derivatives,” a fund will not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions.
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For purposes of this limitation, to the extent that a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.
INVESTMENT RESTRICTIONS

A fund’s investment restrictions are subject to, and may be impacted and limited by, the federal securities laws, rules and regulations, including the Investment Company Act of 1940 and Rule 18f-4 thereunder.

There are two classes of investment restrictions to which a fund is subject in implementing its investment policies: (a) fundamental; and (b) non-fundamental. Fundamental restrictions may be changed only by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.
When submitting an investment restriction change to the holders of a fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to the fund if a majority of the outstanding voting securities of the fund votes for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.
Fundamental Investment Restrictions
Unless a fund is specifically excepted by the terms of a restriction:
(1) Each fund (except Financial Industries Trust, Health Sciences Trust, and Real Estate Securities Trust) may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, as interpreted or modified by the SEC from time to time.
(2) Each fund (except  Real Estate Securities Trust and Blue Chip Growth Trust) has elected to be treated a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3) Each fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4) Each fund may not engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5) Each fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6) Each fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7) Each fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8) Each fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
For purposes of restriction No. 8, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.
Additional Information Regarding Fundamental Restrictions
Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a fund’s investment in loan participations, if any, the fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the fund has concentrated in a particular industry. For purposes of each fund of funds’ fundamental restriction regarding concentration, the fund of funds will take into account the concentration policies of the underlying funds in which it invests.
Borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
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Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices, and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.
Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.
Senior Securities. “Senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of a fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of a fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. The Derivatives Rule provides an exemption to enter into certain transactions deemed to be senior securities subject to compliance with the limitations outlined in “Government Regulation of Derivatives.”
Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisor’s assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets will not require the fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.
Non-Fundamental Investment Restrictions
Unless a fund is specifically excepted by the terms of a restriction, each fund will not:
(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.
(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation. The Opportunistic Fixed Income Trust will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.
In addition to the above policies, Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, Money Market Trust will not, among other things, purchase the securities of any issuer if it would cause:

•
more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

•	more than 3% of its total assets to be invested in “second tier securities,” as defined by Rule 2a-7, or

•	more than 0.5% of its total assets to be invested in the second tier securities of that issuer.

(11) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the fund, except in an amount of not more than 10% of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.
Investment Policies that May Be Changed Only on 60 Days’ Notice to Shareholders
In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of  500 Index Trust, Active Bond Trust, Blue Chip Growth Trust, Core Bond Trust, Emerging Markets Value Trust, Equity Income  Trust, Financial Industries Trust, Global Equity Trust, Health Sciences Trust, High Yield  Trust, International Equity Index Trust, International  Small Company  Trust, Investment Quality Bond Trust, Mid Cap Growth Trust, Mid  Cap Index Trust, Mid Value Trust, Opportunistic Fixed Income Trust, Real Estate Securities Trust, Science & Technology  Trust, Select Bond Trust, Small
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Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Total Bond Market  Trust, Total Stock Market Index Trust, and Ultra Short Term Bond Trust  is subject to change only upon 60 days’ prior notice to shareholders. Refer to the applicable Prospectus for each fund’s “Principal investment strategies.”
PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year.  A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal period by the monthly average of the value of the fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions.
The portfolio turnover rates for the funds for the fiscal periods ended December 31, 2022 and December 31, 2021 were as follows:

Fund	2022%	2021%
500 Index Trust	2	2
Active Bond Trust	91	95
Blue Chip Growth Trust	17	36
Capital Appreciation Trust	31	40
Capital Appreciation Value Trust	88	55
Core Bond Trust	275	269
Disciplined Value International Trust	74	60
Emerging Markets Value Trust	15	26
Equity Income Trust	16	21
Financial Industries Trust	50	74
Fundamental All Cap Core Trust	29	14
Fundamental Large Cap Value Trust	21	29
Global Equity Trust	61	64
Health Sciences Trust	24	29
High Yield Trust	32	76
International Equity Index Trust	6	5
International Small Company Trust	20	23
Investment Quality Bond Trust	39	37
Lifestyle Balanced Portfolio	15	10
Lifestyle Conservative Portfolio	16	22
Lifestyle Growth Portfolio	12	12
Lifestyle Moderate Portfolio	15	13
Managed Volatility Balanced Portfolio	11	11

Fund	2022%	2021%
Managed Volatility Conservative Portfolio	8	7
Managed Volatility Growth Portfolio	14	12
Managed Volatility Moderate Portfolio	10	10
Mid Cap Growth Trust	97	91
Mid Cap Index Trust	12	17
Mid Value Trust	49	26
Money Market Trust	—	—
Opportunistic Fixed Income Trust	119	126
Real Estate Securities Trust	93	63
Science & Technology Trust	116	87
Select Bond Trust	120	132
Short Term Government Income Trust	52	32
Small Cap Index Trust	13	20
Small Cap Opportunities Trust	27	28
Small Cap Stock Trust	86	107
Small Cap Value Trust	42	32
Small Company Value Trust	26	23
Strategic Equity Allocation Trust	4	6
Strategic Income Opportunities Trust	48	61
Total Bond Market Trust	38	32
Total Stock Market Index Trust	1	8
Ultra Short Term Bond Trust	54	47
THOSE RESPONSIBLE FOR MANAGEMENT

The business of the  Trust, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the  funds or the  Trust (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the  funds or the Trust  and who execute policies formulated by the Trustees. Several of the Trustees and officers of the  Trust also are officers or directors of the  Advisor or the Distributor. Each Trustee oversees  all of the funds and other funds in the John  Hancock Fund Complex (as defined below).
The tables below present certain information regarding the Trustees and officers of the Trust, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of the Trust (each a “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2022, the “John  Hancock Fund Complex” consisted of 186  funds (including separate series of series mutual funds). Each Trustee has been elected to serve on the Board. Each of William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, Steven R. Pruchansky, and Gregory A. Russo was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. Each of Andrew G. Arnott, James R. Boyle, Noni L.
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Ellison, Dean C. Garfield, Marianne Harrison, Patricia Lizarraga, Paul Lorentz, and Frances G. Rathke was most recently elected to serve on the Board at a shareholder meeting held on September 9, 2022. The address of each Trustee and officer of the  Trust is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustees
Andrew G. Arnott[2] (1971)	Trustee (since 2017); President (since 2014)
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Trustee of various trusts within the John Hancock Fund Complex (since 2017).
184
Marianne Harrison[2] (1963)	Trustee (since 2018)
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017).
Trustee of various trusts within the John Hancock Fund Complex (since 2018).
183
Paul Lorentz[2] (1968)	Trustee (since 2022)	Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).	183
1	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
2	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
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Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
James R. Boyle (1959)	Trustee (2005–2014 and since 2015)	Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	183
William H. Cunningham (1944)	Trustee (since 2012)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	184
Noni L. Ellison (1971)	Trustee (since 2022)
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Trustee of various trusts within the John Hancock Fund Complex (since 2022).
			183
Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	186
Dean C. Garfield (1968)	Trustee (since 2022)	Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).	183
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Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Deborah C. Jackson (1952)	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);   Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee of various trusts within the John Hancock Fund Complex (since 2008).
			185
Patricia Lizarraga (1966)	Trustee (since 2022)	Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).	183
Hassell H. McClellan (1945)	Trustee (since 2005) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	186
Steven R. Pruchansky (1944)	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014–2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).
Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
			183
Frances G. Rathke (1960)	Trustee (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003–retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	183
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Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Gregory A. Russo (1949)	Trustee (since 2012)	Director and Audit Committee Chairman (2012–2020), and Member, Audit Committee and Finance Committee (2011–2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012–2018), and Finance Committee Chairman (2014–2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	183
1	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
Principal Officers who are not Trustees
The following table presents information regarding the current principal officers of the  Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) During the Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone (1965)	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)
Vice President and Deputy Chief Counsel, John Hancock Investment Management  (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)
Chief Compliance Officer, John Hancock Investment Management LLC  and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

1	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
Additional Information about the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to  the Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John  Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the  funds and the other funds in the John  Hancock Fund Complex in a manner consistent with the best interests of the funds’ shareholders. When
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considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
Independent Trustees
James R. Boyle  – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement  and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.
William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.
Noni L. Ellison – As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.
Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.
Dean C. Garfield – As a former president and chief executive officer of a leading industry organization and current vice-president of a leading international company, Mr. Garfield has significant global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.
Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine  company, and non-profit entities.
Patricia Lizarraga –  Through her current positions as an independent board director, audit committee chair, and chief executive officer of an investment advisory firm, Ms. Lizarraga has expertise in financial services and investment matters, and operational and risk oversight. As former governance committee chair, Ms. Lizarraga has a strong understanding of corporate governance and the regulatory frameworks of the investment management industry.
Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.
Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a senior officer and chief executive of business in the retail, service and distribution companies and a current and former director of real estate and banking companies.
Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.
Gregory A. Russo – As a retired Certified Public Accountant, Mr. Russo served as a partner and Global Vice Chairman in a major independent registered public accounting firm, as well as a member of its geographic boards of directors and International Executive Team. As a result of Mr. Russo’s diverse global responsibilities, he possesses accounting, finance and executive operating experience.
Non-Independent Trustees
Andrew G. Arnott – Through his positions as Executive Vice President of John  Hancock Financial Services; Director and Executive Vice President of John Hancock Investment Management LLC and John  Hancock Variable Trust Advisers LLC; President of John  Hancock Investment Management Distributors LLC; and President of the John  Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Marianne Harrison – Through her position as President and CEO, John  Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John  Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.
Paul Lorentz – Through his position as the Global Head of Manulife Wealth and Asset Management, Mr. Lorentz has experience with retirement, retail and asset management solutions offered by Manulife worldwide, enabling him to provide management input to the Board.
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Duties of Trustees; Committee Structure
The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met  five times during the fiscal year ended December 31, 2022.
The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott, Boyle, and Lorentz as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Committees
The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee. The current membership of each committee is set forth below.
Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Mr. Cunningham and Mses. Lizarraga  and  Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trust and, among other things, considers the selection of an independent registered public accounting firm for the Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. Ms. Rathke has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. This Committee met four times during the fiscal year ended December 31, 2022.
Compliance Committee. The Board also has a standing Compliance Committee (Ms. Fey, Mr. Garfield and Ms. Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. This Committee met four  times during the fiscal year ended December 31, 2022.
Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Mr. Boyle, Ms. Ellison, and Messrs. Pruchansky and Russo). Mr. Russo serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the funds. This Committee met four  times during the fiscal year ended December 31, 2022.
Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met  five  times during the fiscal year ended December 31, 2022.
Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Ms. Jackson and Messrs.  Boyle, Cunningham, and Pruchansky  serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of funds in the John  Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Committee met  five times during the fiscal year ended December 31, 2022.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
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Risk Oversight
As registered investment companies, the funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the funds’ risk management activities that are implemented by the Advisor, the funds’ CCO and other service providers to the funds. The Advisor has primary responsibility for the funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the funds  and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
The Advisor identifies to the Board the risks that it believes may affect the funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’  risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.
The Board has established an Investment Committee, which consists of  four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the funds’ subadvisors to receive reports regarding management of the funds, including with respect to risk management processes.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the funds’ financial reporting. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, assisted by the Advisor’s Pricing Committee (composed of officers of the Advisor), which calculates fair value determinations pursuant to procedures established by the Advisor and adopted by the Board.
The Compliance Committee assists the Board in overseeing the activities of the Trusts’  CCO with respect to the compliance programs of the funds, the Advisor, the subadvisors, and certain of the funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.
The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the funds. This Committee reviews reports from the funds’ Advisor on a periodic basis regarding the risks facing the funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.
In addressing issues regarding the funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trusts’  CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trusts’  CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.
In addition, in its annual review of the funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.
The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John  Hancock, the Advisor’s parent company. John  Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.
Compensation of Trustees
Trustees are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the  Trust and the other open-end funds in the John  Hancock Fund Complex an annual retainer of $265,000, a fee of $22,000 for each regular meeting of the Trustees (in
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person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $180,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.
The following table provides information regarding the compensation paid by  the Trust and the other investment companies in the John  Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended December 31, 2022.

Compensation Table[1]
Name of Trustee	Total Compensation from the Trust ($)	Total Compensation from the Trust and the John Hancock Fund Complex[2] ($)
Independent Trustees
James R. Boyle	106,746	450,000
Peter S. Burgess[3]	101,521	430,000
William H. Cunningham	106,746	525,000
Noni L. Ellison[4]	46,726	201,500
Grace K. Fey	112,027	597,500
Dean C. Garfield[4]	46,726	201,500
Deborah C. Jackson	106,746	502,500
Patricia Lizarraga[4]	46,726	201,500
Hassell H. McClellan	143,278	745,500
Steven R. Pruchansky	104,133	440,000
Frances G. Rathke	106,746	450,000
Gregory A. Russo	109,414	460,000
Non-Independent Trustees
Andrew G. Arnott	0	0
Marianne Harrison	0	0
Paul Lorentz[4]	0	0
1	The Trust does not have a pension or retirement plan for any of its Trustees or officers.
2	There were approximately 186 series in the John Hancock Fund Complex as of December 31, 2022.
3	Mr. Burgess retired as Trustee effective as of December 31, 2022.
4	Elected to serve as Trustee effective as of September 9, 2022.
Trustee Ownership of Shares of the Funds
The table below sets forth the dollar range of the value of the shares of  each fund, and the dollar range of the aggregate value of the shares of all funds in the John  Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2022. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.

Name of Trustees	500 Index Trust	Active Bond Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust	Core Bond Trust
Independent Trustees
James R. Boyle	None	None	None	None	None	None
William H. Cunningham	None	None	None	None	None	None
Noni L. Ellison	None	None	None	None	None	None
Grace K. Fey	None	None	None	None	None	None
Dean C. Garfield	None	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None	None
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Name of Trustees	500 Index Trust	Active Bond Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust	Core Bond Trust
Patricia Lizarraga	None	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None	None
Frances G. Rathke	None	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None	None
Marianne Harrison	None	None	None	None	None	None
Paul Lorentz	None	None	None	None	None	None

Name of Trustees	Disciplined Value International Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust
Independent Trustees
James R. Boyle	None	None	None	None	None	None
William H. Cunningham	None	None	None	None	None	None
Noni L. Ellison	None	None	None	None	None	None
Grace K. Fey	None	None	None	None	None	None
Dean C. Garfield	None	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None	None
Patricia Lizarraga	None	None	None	None	None	None
Hassell H. McClellan	None	None	None	$10,001 - $50,000	None	None
Steven R. Pruchansky	None	None	None	None	None	None
Frances G. Rathke	None	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None	None
Marianne Harrison	None	None	None	None	None	None
Paul Lorentz	None	None	None	None	None	None

Name of Trustees	Global Equity Trust	Health Sciences Trust	High Yield Trust	International Equity Index Trust	International Small Company Trust	Investment Quality Bond Trust
Independent Trustees
James R. Boyle	None	None	None	None	None	None
William H. Cunningham	None	None	None	None	None	None
Noni L. Ellison	None	None	None	None	None	None
Grace K. Fey	None	None	None	None	None	None
Dean C. Garfield	None	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None	None
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Name of Trustees	Global Equity Trust	Health Sciences Trust	High Yield Trust	International Equity Index Trust	International Small Company Trust	Investment Quality Bond Trust
Patricia Lizarraga	None	None	None	None	None	None
Hassell H. McClellan	$10,001 - $50,000	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None	None
Frances G. Rathke	None	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None	None
Marianne Harrison	None	None	None	None	None	None
Paul Lorentz	None	None	None	None	None	None

Name of Trustees	Lifestyle Balanced Portfolio	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Conservative Portfolio
Independent Trustees
James R. Boyle	None	None	Over $100,000	None	None	None
William H. Cunningham	None	None	Over $100,000	None	None	None
Noni L. Ellison	None	None	None	None	None	None
Grace K. Fey	None	None	None	None	$50,001 - $100,000	None
Dean C. Garfield	None	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None	None
Patricia Lizarraga	None	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None	None
Frances G. Rathke	None	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None	None
Marianne Harrison	None	None	None	None	None	None
Paul Lorentz	None	None	None	None	None	None

Name of Trustees	Managed Volatility Growth Portfolio	Managed Volatility Moderate Portfolio	Mid Cap Growth Trust	Mid Cap Index Trust	Mid Value Trust	Money Market Trust
Independent Trustees
James R. Boyle	None	None	None	None	None	None
William H. Cunningham	None	None	None	None	None	None
Noni L. Ellison	None	None	None	None	None	None
Grace K. Fey	None	None	None	None	None	None
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Name of Trustees	Managed Volatility Growth Portfolio	Managed Volatility Moderate Portfolio	Mid Cap Growth Trust	Mid Cap Index Trust	Mid Value Trust	Money Market Trust
Dean C. Garfield	None	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None	None
Patricia Lizarraga	None	None	None	None	None	None
Hassell H. McClellan	$50,001 - $100,000	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None	None
Frances G. Rathke	None	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None	Over $100,000
Marianne Harrison	None	None	None	None	None	None
Paul Lorentz	None	None	None	None	None	None

Name of Trustees	Opportunistic Fixed Income Trust	Real Estate Securities Trust	Science & Technology Trust	Select Bond Trust	Short Term Government Income Trust	Small Cap Index Trust
Independent Trustees
James R. Boyle	None	None	None	None	None	None
William H. Cunningham	None	None	None	None	None	None
Noni L. Ellison	None	None	None	None	None	None
Grace K. Fey	None	None	None	None	None	None
Dean C. Garfield	None	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None	None
Patricia Lizarraga	None	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None	None
Steven R. Pruchansky	None	None	None	None	None	None
Frances G. Rathke	None	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None	None
Marianne Harrison	None	None	None	None	None	None
Paul Lorentz	None	None	None	None	None	None

Name of Trustees	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust	Small Company Value Trust	Strategic Equity Allocation Trust
Independent Trustees
James R. Boyle	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Noni L. Ellison	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
Dean C. Garfield	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None
Patricia Lizarraga	None	None	None	None	None
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Name of Trustees	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust	Small Company Value Trust	Strategic Equity Allocation Trust
Hassell H. McClellan	None	None	None	$10,001 - $50,000	None
Steven R. Pruchansky	None	None	None	None	None
Frances G. Rathke	None	None	None	None	None
Gregory A. Russo	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	None
Marianne Harrison	None	None	None	Over $100,000	None
Paul Lorentz	None	None	None	None	None

Name of Trustees	Strategic Income Opportunities Trust	Total Bond Market Trust	Total Stock Market Index Trust	Ultra Short Term Bond Trust	Total - John Hancock Funds Complex
Independent Trustees
James R. Boyle	None	None	None	None	Over $100,000
William H. Cunningham	None	None	None	None	Over $100,000
Noni L. Ellison	None	None	None	None	Over $100,000
Grace K. Fey	None	None	None	None	Over $100,000
Dean C. Garfield	None	None	None	None	Over $100,000
Deborah C. Jackson	None	None	None	None	Over $100,000
Patricia Lizarraga	None	None	None	None	Over $100,000
Hassell H. McClellan	None	None	None	None	Over $100,000
Steven R. Pruchansky	None	None	None	None	Over $100,000
Frances G. Rathke	None	None	None	None	Over $100,000
Gregory A. Russo	None	None	None	None	Over $100,000
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	Over $100,000
Marianne Harrison	None	None	None	None	Over $100,000
Paul Lorentz	None	None	None	None	Over $100,000

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

Advisory Agreement
The Advisor serves as investment advisor to the funds and is responsible for the supervision of the subadvisor services to the funds pursuant to the Advisory Agreement. Pursuant to the Advisory Agreement and subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the funds. The Advisor provides the  funds with all necessary office facilities and equipment and any personnel necessary for the oversight and/or conduct of the investment operations of the funds. The Advisor also coordinates and oversees the services provided to the  funds under other agreements, including custodial, administrative and transfer agency services. Additionally, the Advisor provides certain administrative and other non-advisory services to the  funds pursuant to a separate Service Agreement, as discussed below.
The Advisor is responsible for overseeing and implementing  a fund’s investment program and provides a variety of advisory oversight and investment research services, including: (i) monitoring fund portfolio compositions and risk profiles and (ii) evaluating fund investment characteristics, such as investment strategies, and recommending to the Board potential enhancements to such characteristics. The Advisor provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes).
The Advisor has the responsibility to oversee the  subadvisors and recommend to the Board: (i) the hiring, termination, and replacement of a subadvisor; and (ii) the allocation and reallocation of  a fund’s assets among multiple subadvisors, when appropriate. In this capacity, the Advisor negotiates with potential subadvisors and, once retained, among other things: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) reviews the performance of the subadvisor; and (iii) reports periodically on such performance to the Board.  The Advisor utilizes the expertise of a team of investment professionals in manager research and oversight who provide these research and
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monitoring services. The shares of each fund are sold only to insurance companies and their separate accounts as the underlying investment option for variable annuity, group annuity, and variable life insurance contracts (“variable contracts”). Two of these insurance companies, John  Hancock Life Insurance Company (U.S.A.) and John  Hancock Life Insurance Company of New York, are affiliates of the Advisor (the “Affiliated Insurance Companies”). Under a service agreement, the Affiliated Insurance Companies perform administrative services for the funds in connection with the variable contracts for which they serve as the underlying investment option. To compensate the Affiliated Insurance Companies for providing these services, the Advisor, not the funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the funds attributable to variable contracts issued by the Affiliated Insurance Company. The Advisor may also pay an administrative fee to insurance companies that are nonaffiliated with the Advisor for performance of these administrative services.
The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by  a fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.
The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) were each approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that each Agreement’s continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the  Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement, or “interested persons” of any such parties. Each of these Agreements may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the  funds and will terminate automatically if assigned.
The  Trust bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to  a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the  funds (including an allocable portion of the cost of the Advisor’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the  funds the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
Securities held by  a fund also may be held by other funds or investment advisory clients for which the Advisor, the subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or subadvisor for  a fund or for other funds or clients for which the Advisor or subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective fund, funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Advisor Compensation. As compensation for its advisory services under the Advisory Agreement, the Advisor receives a fee from the funds, computed separately for each fund as described in the Prospectus.
From time to time, the Advisor may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, during the fiscal year in which such expense limitation is in place, the fund’s annual expenses fall below this limit.
The following table shows the advisory fees that each fund incurred and paid for the fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020.

	Advisory Fee Paid in Fiscal Year Ended
Fund	2022 ($)	2021 ($)	2020 ($)
500 Index Trust
Gross Fees	33,485,369	35,356,835	27,652,130
Waivers	(17,982,974)	(18,655,363)	(14,844,462)
Net Fees	15,502,395	16,701,472	12,807,668
Active Bond Trust
Gross Fees	3,586,024	4,394,265	4,413,962
Waivers	(49,252)	(65,776)	(52,315)
Net Fees	3,536,772	4,328,489	4,361,647
Blue Chip Growth Trust
Gross Fees	12,831,625	17,826,374	15,750,251
Waivers	(629,045)	(847,959)	(708,074)
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	Advisory Fee Paid in Fiscal Year Ended
Fund	2022 ($)	2021 ($)	2020 ($)
Net Fees	12,202,580	16,978,415	15,042,177
Capital Appreciation Trust
Gross Fees	3,614,297	5,382,049	4,256,810
Waivers	(40,130)	(69,348)	(43,587)
Net Fees	3,574,167	5,312,701	4,213,223
Capital Appreciation Value Trust
Gross Fees	3,676,937	3,917,190	3,363,314
Waivers	(200,070)	(205,202)	(166,888)
Net Fees	3,476,867	3,711,988	3,196,426
Core Bond Trust
Gross Fees	4,938,160	5,859,918	5,822,918
Waivers	(66,792)	(92,073)	(73,034)
Net Fees	4,871,368	5,767,845	5,749,884
Disciplined Value International Trust
Gross Fees	2,096,074	2,474,045	2,066,171
Waivers	(21,183)	(28,709)	(19,041)
Net Fees	2,074,891	2,445,336	2,047,130
Emerging Markets Value Trust
Gross Fees	1,860,532	2,223,880	1,917,946
Waivers	(17,383)	(22,809)	(14,315)
Net Fees	1,843,149	2,201,071	1,903,631
Equity Income Trust
Gross Fees	10,057,504	11,257,609	9,682,044
Waivers	(455,712)	(497,934)	(405,203)
Net Fees	9,601,792	10,759,675	9,276,841
Financial Industries Trust
Gross Fees	1,220,686	1,300,811	964,080
Waivers	(12,799)	(15,221)	(8,921)
Net Fees	1,207,887	1,285,590	955,159
Fundamental All Cap Core Trust
Gross Fees	14,120,703	16,785,056	12,423,526
Waivers	(167,854)	(224,368)	(132,274)
Net Fees	13,952,849	16,560,688	12,291,252
Fundamental Large Cap Value Trust
Gross Fees	5,079,945	5,369,567	4,118,729
Waivers	(81,739)	(94,532)	(60,573)
Net Fees	4,998,206	5,275,035	4,058,156
Global Equity Trust
Gross Fees	2,390,111	2,807,196	1,548,181
Waivers	(23,397)	(31,624)	(28,952)
Net Fees	2,366,714	2,775,572	1,519,229
Health Sciences Trust
Gross Fees	2,632,860	3,243,728	2,897,649
Waivers	(156,940)	(188,608)	(166,084)
74

	Advisory Fee Paid in Fiscal Year Ended
Fund	2022 ($)	2021 ($)	2020 ($)
Net Fees	2,475,920	3,055,120	2,731,565
High Yield Trust
Gross Fees	1,268,011	1,424,757	1,306,377
Waivers	(14,164)	(18,298)	(13,333)
Net Fees	1,253,847	1,406,459	1,293,044
International Equity Index Trust
Gross Fees	4,242,889	4,801,922	3,937,420
Waivers	(2,222,036)	(2,366,579)	(2,050,966)
Net Fees	2,020,853	2,435,343	1,886,454
International Small Company Trust
Gross Fees	885,632	1,102,715	952,244
Waivers	(8,559)	(11,462)	(7,201)
Net Fees	877,073	1,091,253	945,043
Investment Quality Bond Trust
Gross Fees	1,374,182	1,611,924	1,527,026
Waivers	(17,913)	(24,137)	(18,126)
Net Fees	1,356,269	1,587,787	1,508,900
Lifestyle Balanced Portfolio
Gross Fees	411,485	490,809	409,933
Waivers	(50,448)	(59,460)	(49,558)
Net Fees	361,037	431,349	360,375
Lifestyle Conservative Portfolio
Gross Fees	77,235	96,272	85,314
Waivers	(59,942)	(40,582)	(54,938)
Net Fees	17,293	55,690	30,376
Lifestyle Growth Portfolio
Gross Fees	2,221,718	2,652,147	2,375,340
Waivers	(272,366)	(321,361)	(287,169)
Net Fees	1,949,352	2,330,786	2,088,171
Lifestyle Moderate Portfolio
Gross Fees	125,894	149,444	128,071
Waivers	(45,517)	(21,626)	(43,651)
Net Fees	80,377	127,818	84,420
Managed Volatility Balanced Portfolio
Gross Fees	8,476,306	10,154,741	11,012,082
Waivers	(3,968,238)	(5,397,154)	(6,916,543)
Net Fees	4,508,068	4,757,587	4,095,539
Managed Volatility Conservative Portfolio
Gross Fees	1,252,924	1,568,719	1,785,157
Waivers	(570,336)	(820,992)	(1,158,367)
Net Fees	682,588	747,727	626,790
Managed Volatility Growth Portfolio
Gross Fees	11,589,897	13,494,185	14,452,373
Waivers	(5,475,718)	(7,306,192)	(9,085,611)
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	Advisory Fee Paid in Fiscal Year Ended
Fund	2022 ($)	2021 ($)	2020 ($)
Net Fees	6,114,179	6,187,993	5,366,762
Managed Volatility Moderate Portfolio
Gross Fees	2,248,531	2,728,876	2,987,085
Waivers	(1,035,245)	(1,442,196)	(1,922,783)
Net Fees	1,213,286	1,286,680	1,064,302
Mid Cap Growth Trust
Gross Fees	5,272,505	8,141,584	6,736,895
Waivers	(49,759)	(87,987)	(58,190)
Net Fees	5,222,746	8,053,597	6,678,705
Mid Cap Index Trust
Gross Fees	5,736,429	6,763,048	5,396,124
Waivers	(1,318,689)	(1,572,781)	(1,228,220)
Net Fees	4,417,740	5,190,267	4,167,904
Mid Value Trust
Gross Fees	5,275,648	6,244,278	5,298,108
Waivers	(301,718)	(359,701)	(290,406)
Net Fees	4,973,930	5,884,577	5,007,702
Money Market Trust
Gross Fees	7,821,736	7,656,418	8,305,232
Waivers	(2,424,700)	(6,721,589)	(4,745,611)
Net Fees	5,397,036	934,829	3,559,621
Opportunistic Fixed Income Trust
Gross Fees	1,131,295	1,335,326	1,221,606
Waivers	(125,689)	(59,557)	(123,849)
Net Fees	1,005,606	1,275,769	1,097,757
Real Estate Securities Trust
Gross Fees	2,410,268	2,585,089	2,156,704
Waivers	(27,023)	(33,280)	(22,060)
Net Fees	2,383,245	2,551,809	2,134,644
Science & Technology Trust
Gross Fees	7,240,369	11,788,660	9,278,566
Waivers	(396,502)	(618,377)	(382,787)
Net Fees	6,843,867	11,170,283	8,895,779
Select Bond Trust
Gross Fees	37,647,932	44,840,926	42,845,037
Waivers	(1,946,437)	(2,356,413)	(2,112,047)
Net Fees	35,701,495	42,484,513	40,732,990
Short Term Government Income Trust
Gross Fees	974,058	1,066,032	1,095,165
Waivers	(13,796)	(16,782)	(13,635)
Net Fees	960,262	1,049,250	1,081,530
Small Cap Index Trust
Gross Fees	2,613,795	3,295,660	2,502,075
Waivers	(316,458)	(406,557)	(295,979)
76

	Advisory Fee Paid in Fiscal Year Ended
Fund	2022 ($)	2021 ($)	2020 ($)
Net Fees	2,297,337	2,889,103	2,206,096
Small Cap Opportunities Trust
Gross Fees	1,535,137	1,637,208	1,157,015
Waivers	(396,051)	(371,204)	(195,886)
Net Fees	1,139,086	1,266,004	961,129
Small Cap Stock Trust
Gross Fees	2,929,006	4,417,479	3,175,650
Waivers	(22,831)	(39,393)	(22,747)
Net Fees	2,906,175	4,378,086	3,152,903
Small Cap Value Trust
Gross Fees	4,435,119	5,168,637	3,751,421
Waivers	(36,981)	(49,601)	(28,030)
Net Fees	4,398,138	5,119,036	3,723,391
Small Company Value Trust
Gross Fees	1,500,302	1,790,052	1,339,021
Waivers	(95,649)	(108,893)	(77,931)
Net Fees	1,404,653	1,681,159	1,261,090
Strategic Equity Allocation Trust
Gross Fees	47,898,295	58,219,011	54,524,266
Waivers	(10,475,557)	(12,327,315)	(11,576,081)
Net Fees	37,422,738	45,891,696	42,948,185
Strategic Income Opportunities Trust
Gross Fees	2,576,743	2,903,157	2,838,606
Waivers	(33,045)	(40,859)	(31,695)
Net Fees	2,543,698	2,862,298	2,806,911
Total Bond Market Trust
Gross Fees	3,674,969	3,553,729	3,481,144
Waivers	(2,097,457)	(2,010,310)	(1,985,041)
Net Fees	1,577,512	1,543,419	1,496,103
Total Stock Market Index Trust
Gross Fees	3,627,868	4,247,675	3,410,277
Waivers	(594,589)	(707,989)	(551,166)
Net Fees	3,033,279	3,539,686	2,859,111
Ultra Short Term Bond Trust
Gross Fees	1,459,011	1,547,285	1,607,509
Waivers	(181,123)	(194,817)	(197,216)
Net Fees	1,277,888	1,352,468	1,410,293
Service  Agreement
Pursuant to   a Service Agreement, the Advisor is responsible for providing, at the expense of the Trust, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by each  fund, including an overhead allocation.  The payments under the  Service Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the  Service Agreement because it also provides advisory services under the Advisory Agreement.  The reimbursement shall be calculated and paid monthly in arrears.
77

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by  a fund in connection with the matters to which the  Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under  the Agreement.
The  Service Agreement had an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the funds, or the Advisor may terminate  the Agreement at any time without penalty on 60 days’ written notice to the other party.  The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
The following table shows the fees that each  fund incurred and paid to the Advisor for non-advisory services pursuant to the Service Agreement for the fiscal periods ended December 31, 2022, December 31, 2021, and December 31, 2020.

	Service Fee Paid in Fiscal Year Ended December 31,
Fund	2022 ($)	2021 ($)	2020 ($)
500 Index Trust	1,082,405	1,010,036	988,434
Active Bond Trust	89,839	93,526	121,369
Blue Chip Growth Trust	253,382	316,771	349,183
Capital Appreciation Trust	73,056	102,279	94,995
Capital Appreciation Value Trust	66,468	61,827	66,297
Core Bond Trust	128,679	131,260	167,333
Disciplined Value International Trust	40,900	41,534	37,996
Emerging Markets Value Trust	32,999	33,229	28,155
Equity Income Trust	219,331	216,125	218,039
Financial Industries Trust	23,290	22,603	19,103
Fundamental All Cap Core Trust	309,150	328,138	299,288
Fundamental Large Cap Value Trust	111,527	103,766	95,111
Global Equity Trust	45,269	43,330	30,875
Health Sciences Trust	42,462	43,454	46,950
High Yield Trust	27,260	26,200	29,725
International Equity Index Trust	123,061	119,038	116,902
International Small Company Trust	16,598	16,519	15,251
Investment Quality Bond Trust	34,241	34,458	41,845
Lifestyle Balanced Portfolio	147,634	154,530	168,795
Lifestyle Conservative Portfolio	27,639	30,132	34,923
Lifestyle Growth Portfolio	796,552	832,876	977,563
Lifestyle Moderate Portfolio	45,047	46,905	52,360
Managed Volatility Balanced Portfolio	720,321	756,504	1,018,992
Managed Volatility Conservative Portfolio	111,653	119,695	177,596
Managed Volatility Growth Portfolio	916,496	947,443	1,222,966
Managed Volatility Moderate Portfolio	202,681	214,110	295,296
Mid Cap Growth Trust	92,666	128,880	128,633
Mid Cap Index Trust	181,841	190,392	189,059
Mid Value Trust	89,663	86,119	88,314
Money Market Trust	347,091	269,043	411,030
Opportunistic Fixed Income Trust	26,182	26,448	27,569
Real Estate Securities Trust	49,995	48,499	49,340
Science & Technology Trust	106,888	152,120	152,911
Select Bond Trust	990,610	1,018,587	1,235,819
Short Term Government Income Trust	25,918	23,828	30,591
Small Cap Index Trust	80,178	91,520	83,062
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	Service Fee Paid in Fiscal Year Ended December 31,
Fund	2022 ($)	2021 ($)	2020 ($)
Small Cap Opportunities Trust	23,156	21,930	17,486
Small Cap Stock Trust	42,827	58,222	50,196
Small Cap Value Trust	70,025	73,513	60,034
Small Company Value Trust	21,136	22,570	19,370
Strategic Equity Allocation Trust	1,135,755	1,210,084	1,401,961
Strategic Income Opportunities Trust	60,326	58,328	71,566
Total Bond Market Trust	120,574	96,372	123,997
Total Stock Market Index Trust	112,734	117,631	116,632
Ultra Short Term Bond Trust	41,028	35,737	48,423
Subadvisory  Agreements
Affiliated Subadvisors. The Advisor and the Affiliated Subadvisors are controlled by Manulife Financial.
Duties of the Subadvisors. Under the terms of each of the current subadvisory agreements, including multiple sub-subadvisory arrangements (each a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”), the subadvisors manage the investment and reinvestment of the assets of the funds, subject to the supervision of the Board and the Advisor. In addition, for a fund with a sub-subadvisory arrangement as indicated in its Prospectus, the activities of the sub-subadvisor are subject to the supervision of that fund’s subadvisor.  Each  subadvisor  formulates a continuous investment program for each such fund consistent with its investment objectives and policies outlined in the Prospectus.  Each subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs.  Each subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned funds. Additional information about the funds’ portfolio managers, including other accounts managed, ownership of fund shares, and compensation structure, can be found at Appendix B to this SAI.
The Advisor has delegated to the  subadvisors the responsibility to vote all proxies relating to the securities held by the funds. See “Other Services — Proxy Voting” below, for additional information.
Subadvisory Fees. As compensation for  their services,  each subadvisor receives fees from the Advisor computed separately for  each fund.   In respect of a sub-subadvisory agreement, the fees are paid by the subadvisor to the entity providing the sub-subadvisory services described below.
Sub-Subadvisory Arrangements. Under a sub-subadvisory arrangement, the sub-subadvisor provides certain investment advisory services to the fund’s subadvisor for the benefit of the fund. In each case, the subadvisor pays the sub-subadvisor, as full compensation for all services provided under the sub-subadvisory arrangement, a portion of its subadvisory fee. The Trust does not incur any expenses in connection with any sub-subadvisor’s services other than the advisory fee.
Advisory arrangements involving Affiliated Subadvisors and investment in affiliated underlying funds present certain conflicts of interest. For each fund of JHVIT subadvised by an Affiliated Subadvisor, the Affiliated Subadvisor will benefit from increased subadvisory fees. In addition, MFC will benefit, not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, the Affiliated Subadvisors and MFC may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisors to manage the funds; and (ii) the allocation of the assets of the funds to the funds having Affiliated Subadvisors. Similarly, the Advisor may be viewed as having a conflict of interest in the allocation of the assets of the funds to affiliated underlying funds as opposed to unaffiliated underlying funds. However, both the Advisor, in recommending to the Board of Trustees the appointment or continued service of Affiliated Subadvisors, and  such Subadvisors, in allocating the assets of the funds, have a fiduciary duty to act in the best interests of the funds and their shareholders. The Advisor has a duty to recommend that Affiliated Subadvisors be selected, retained, or replaced only when the Advisor believes it is in the best interests of shareholders. In addition, under JHVIT’s “Manager of Managers” exemptive order received from the SEC, JHVIT is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor except as otherwise permitted by applicable SEC No-Action Letter to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor and MFC, may provide this approval). Similarly, each Affiliated Subadvisor has a duty to allocate assets to Affiliated Subadvised funds, and affiliated underlying funds more broadly, only when it believes this is in shareholders’ best interests and without regard for the financial incentives inherent in making such allocations. The Independent Trustees are aware of and monitor these conflicts of interest.
In addition, MFC and its John  Hancock insurance company subsidiaries may benefit from investment decisions made by the Advisor and the John  Hancock Subadvisors, including allocation decisions with respect to fund assets. For example, the Advisor and the John  Hancock Subadvisors, by selecting more conservative investments or investments that lend themselves to hedging strategies, or by making more conservative allocations of fund assets by increasing the percentage allocation to underlying funds that invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements that the John  Hancock insurance company subsidiaries of MFC must satisfy to support guarantees under variable annuity and insurance contracts that they issue, or aid the John  Hancock insurance company subsidiaries with hedging their investment exposure under their variable annuity and insurance contracts.
79

A particular group of funds, the Lifestyle Portfolios, are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John  Hancock Life Insurance Company (U.S.A.) and John  Hancock Life Insurance Company of New York (collectively, the “John  Hancock Issuers”). The Contracts provide that the John  Hancock Issuers can automatically transfer contract value between the Lifestyle Portfolios and Select Bond Trust, another JHVIT fund, through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility. The timing and amount of any transfer of contract value under the John  Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a Lifestyle Portfolio, the more likely that contract value will be reallocated from the Lifestyle Portfolio to Select Bond Trust when equity markets fall. These asset flows may negatively affect the performance of the JHVIT Lifestyle Portfolios and an underlying fund in which the Lifestyle Portfolios invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. As a result of these reallocations between the Lifestyle Portfolios and Select Bond Trust, there may be active trading in the Lifestyle Portfolios and Select Bond Trust. However, it is not anticipated that there will be active trading by the Lifestyle Portfolios in other JHVIT funds except in extreme market situations.
Another particular group of funds, the Managed Volatility Portfolios, purchase derivatives, such as stock index futures, that require the Managed Volatility Portfolios to hold initial and variation margin. The amount of margin required will fluctuate daily. Although the Managed Volatility Portfolios will seek to have sufficient liquid assets to cover their margin requirements, in certain market conditions, they may be required to redeem their holdings of underlying fund shares in order to do so. For example, as the value of the index underlying the stock index future increases in value, the amount of margin required will increase. The amount of margin required could be very large if the value of the index rises significantly during a short period of time. These redemptions from underlying funds could require such funds to sell securities at times when they may not otherwise desire to do so and may increase brokerage and/or other transaction costs of such underlying funds.
Additional Information Applicable to Subadvisory  Agreements
Term of  each  Subadvisory Agreement.  Each  Subadvisory Agreement will initially continue in effect as to  a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Subadvisory Agreements.
Any required shareholder approval of any continuance of  any of the Subadvisory  Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance, even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the  Trust affected by the  Subadvisory Agreement; or (b) all of the series of  the Trust.
Failure of Shareholders to Approve Continuance of  any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of  any Subadvisory Agreement, the party may continue to act as investment subadvisor with respect to such fund pending the required approval of the continuance of the  Subadvisory Agreement or a new agreement with either that party or a different subadvisor, or other definitive action.
Termination of  a Subadvisory Agreement.  A Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant fund. The following parties may terminate  a Subadvisory Agreement:

•	the Board;

•	with respect to any fund, a majority of the outstanding voting securities of such fund;

•	the Advisor; and

•	the applicable subadvisor.

A  Subadvisory Agreement will automatically terminate in the event of its assignment or upon termination of the Advisory Agreement.
Amendments to the Subadvisory Agreements.  A Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees. The required shareholder approval of any amendment to  a Subadvisory Agreement shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the  Trust affected by the amendment; or (b) all the series of the  Trust.
As  noted under  “Investment Management” in the Prospectus, an SEC order permits the Advisor, subject to approval by the Board and a majority of the Independent Trustees, to appoint a subadvisor (other than an Affiliated Subadvisor), or change a subadvisory fee or otherwise amend a subadvisory agreement (other than with an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.
Other Services
Proxy Voting. Based on the terms of the current Subadvisory Agreements,  the Trust’s proxy voting policies and procedures (the “Trust  Procedures”) delegate to the  subadvisors of each of its funds the responsibility to vote all proxies relating to securities held by that  fund in accordance with the subadvisor’s proxy voting policies and procedures.  A subadvisor has a duty to vote or not vote such proxies in the best interests of the fund it
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subadvises and its shareholders, and to avoid the influence of conflicts of interest. In the event that the Advisor assumes day-to-day management responsibilities for the  fund, the  Trust’s Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the  Trust Procedures and the proxy voting procedures of the Advisor and the  subadvisors are set forth in Appendix C to this SAI.
It is possible that conflicts of interest could arise for  a subadvisor when voting proxies. Such conflicts could arise, for example, when  a subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when  a fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.
In the event  a subadvisor becomes aware of a material conflict of interest, the Trust  Procedures generally require the subadvisor to follow any conflicts procedures that may be included in the subadvisor’s proxy voting procedures.   Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:
(a) voting pursuant to the recommendation of a third party voting service;
(b) voting pursuant to pre-determined voting guidelines; or
(c) referring voting to a special compliance or oversight committee.
The specific conflicts procedures of  each subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.
Although  a subadvisor may have a duty to vote all proxies on behalf of the fund that it subadvises, it is possible that the subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits a subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of  a fund’s shareholders, a subadvisor may refrain from voting one or more of the fund’s proxies if the subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, the subadvisor may choose not to recall securities where the subadvisor believes the costs of voting may outweigh the potential benefit of voting.  A subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the fund would lose security lending income if the securities were recalled.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge, upon request, by calling 800-344-1029 (attention: Secretary); and (2) on the SEC’s website at sec.gov.
DISTRIBUTION AGREEMENTS

John  Hancock Distributors, LLC, an affiliate of the Advisor (the “Distributor”), located at 200 Berkeley Street, Boston, Massachusetts 02116, is the principal underwriter of JHVIT and distributes shares of JHVIT on a continuous basis. Other than the Rule 12b-1 payments and service fees described below, the Distributor does not receive compensation from JHVIT.
The Board has approved Plans (the “Plans”) under Rule 12b-1 under the 1940 Act (“Rule 12b-1”) for Series I shares, Series II shares and, in the case of certain funds, Series III shares. The purpose of each Plan is to encourage the growth and retention of assets of each fund subject to a Plan.
Series I and Series II shares of each fund and Series III shares of certain funds are subject to Rule 12b-1 fees, as described in the Prospectus.
A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”).
Service fees are paid to the Distributor, which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties that have agreed to provide with respect to the shares of JHVIT the kinds of services encompassed by the term “personal service and/or the maintenance of shareholder accounts” as defined in FINRA Conduct Rule 2341.
Each Rule 12b-1 Plan is a compensation plan and compensates the Distributor regardless of its expenses. Rule 12b-1 fees are paid to the Distributor.
To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

•	for any expenses relating to the distribution of the shares of the class,

•
for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

•	for the payment of “service fees” that come within FINRA Conduct Rule 2341.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Advisor and Distributor. However, payments may be made to non-affiliated insurance companies in the future.
The Plans authorize any payments in addition to fees described above made by a fund to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.
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The Plans may not be amended to increase materially the amount to be spent by a fund without such shareholder approval as is required by Rule 12b-1. All material amendments of a Plan must be approved in the manner described in the rule. Each Plan shall continue in effect: (i) with respect to a fund only so long as the Plan is specifically approved for that fund least annually as provided in the Rule 12b-1; and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of JHVIT, (b) incumbent Independent Trustees select and nominate any new Independent Trustees of JHVIT and (c) any person who acts as legal counsel for the Independent Trustees is an independent legal counsel. Each Plan may be terminated with respect to any fund at any time as provided in Rule 12b-1.
During the fiscal  period ended December 31, 2022, the following amounts were paid to the Distributor pursuant to  each fund’s Rule 12b-1 Plans.

Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
500 Index Trust	Series I	2,351,390	0
	Series II	194,909	0
Active Bond Trust	Series I	14,375	0
	Series II	295,589	0
Blue Chip Growth Trust	Series I	142,218	0
	Series II	249,776	0
Capital Appreciation Trust	Series I	94,101	0
	Series II	143,697	0
Capital Appreciation Value Trust	Series I	4,157	0
	Series II	630,273	0
Core Bond Trust	Series I	35,177	0
	Series II	172,604	0
Disciplined Value International Trust	Series I	35,136	0
	Series II	107,440	0
Emerging Markets Value Trust	Series I	3,006	0
	Series II	72,387	0
Equity Income Trust	Series I	116,046	0
	Series II	299,423	0
Financial Industries Trust	Series I	55,166	0
	Series II	46,234	0
Fundamental All Cap Core Trust	Series I	50,477	0
	Series II	116,957	0
Fundamental Large Cap Value Trust	Series I	216,642	0
	Series II	386,319	0
Global Equity Trust	Series I	116,316	0
	Series II	58,436	0
Health Sciences Trust	Series I	33,005	0
	Series II	147,416	0
High Yield Trust	Series I	27,056	0
	Series II	94,769	0
International Equity Index Trust	Series I	155,085	0
	Series II	47,471	0
International Small Company Trust	Series I	10,576	0
	Series II	30,328	0
Investment Quality Bond Trust	Series I	55,667	0
	Series II	146,993	0
Lifestyle Balanced Portfolio	Series I	17,447	0
	Series II	2,031,673	0
Lifestyle Conservative Portfolio	Series I	7,745	0
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Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
	Series II	407,123	0
Lifestyle Growth Portfolio	Series I	105,205	0
	Series II	11,529,460	0
Lifestyle Moderate Portfolio	Series I	6,723	0
	Series II	622,817	0
Managed Volatility Balanced Portfolio	Series I	199,866	0
	Series II	8,289,895	0
Managed Volatility Conservative Portfolio	Series I	61,693	0
	Series II	1,416,810	0
Managed Volatility Growth Portfolio	Series I	244,613	0
	Series II	11,732,778	0
Managed Volatility Moderate Portfolio	Series I	83,565	0
	Series II	2,657,656	0
Mid Cap Growth Trust	Series I	73,488	0
	Series II	174,049	0
Mid Cap Index Trust	Series I	455,970	0
	Series II	150,191	0
Mid Value Trust	Series I	115,003	0
	Series II	131,964	0
Money Market Trust	Series I	847,401	0
	Series II	182,194	0
Opportunistic Fixed Income Trust	Series I	11,483	0
	Series II	118,524	0
Real Estate Securities Trust	Series I	30,844	0
	Series II	83,664	0
Science & Technology Trust	Series I	283,923	0
	Series II	128,535	0
Select Bond Trust	Series I	74,195	0
	Series II	1,052,529	0
Short Term Government Income Trust	Series I	13,445	0
	Series II	48,313	0
Small Cap Index Trust	Series I	187,835	0
	Series II	73,454	0
Small Cap Opportunities Trust	Series I	41,377	0
	Series II	75,019	0
Small Cap Stock Trust	Series I	40,434	0
	Series II	63,000	0
Small Cap Value Trust	Series I	78,181	0
	Series II	56,232	0
Small Company Value Trust	Series I	23,753	0
	Series II	90,600	0
Strategic Income Opportunities Trust	Series I	130,661	0
	Series II	128,616	0
Total Bond Market Trust	Series I	145,430	0
	Series II	133,590	0
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Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
Total Stock Market Index Trust	Series I	252,008	0
	Series II	107,630	0
Ultra Short Term Bond Trust	Series I	5,342	0
	Series II	547,959	0
NET ASSET VALUE

The NAV for each class of shares of each  fund is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time, on each business day that the NYSE is open). Each class of shares of  each fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.  Shareholders may obtain the current NAV of Opportunistic Fixed Income Trust by calling 800-732-5543.
For All Funds Except Money Market Trust
In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
The Board has designated the funds’ advisor as the valuation designee to perform fair value functions for each fund in accordance with the advisor’s valuation policies and procedures. As valuation designee, the advisor will determine the fair value, in good faith, of securities and other assets held by each fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply and test fair value methodologies, and oversee and evaluate pricing services and other valuation agents used in valuing a fund’s investments. The advisor is subject to Board oversight and reports to the Board information regarding the fair valuation process and related material matters. The advisor carries out its responsibilities as valuation designee through its Pricing Committee.
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the Advisor’s  Pricing Committee in certain instances pursuant to procedures established by the Advisor and adopted by the Board. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these
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vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Board’s valuation designee, the Advisor. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that  a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price  a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding  a fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
For Money Market Trust
Money Market Trust  operates as a government money market fund, as defined in Rule 2a-7 under the 1940 Act, and, accordingly, uses the amortized cost valuation method, which approximates market value, to value its portfolio securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.
The Board has established procedures designed to stabilize, to the extent reasonably possible, the fund’s price per share as computed for the purpose of sales and redemptions at $1.00. The procedures direct the Advisor to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant NAV of $1.00 for the fund. The procedures also direct the Advisor to determine NAV based upon available market quotations (“Shadow Pricing”), pursuant to which daily market values for securities held by the fund will be obtained and compared to such securities’ amortized cost values to ensure that the amortized cost values are representative of fair market value pursuant to the funds’ procedures. The fund shall value daily: (a) all portfolio instruments for which market quotations are readily available at market; and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Board’s valuation designee, the Advisor. If the fair value of a security needs to be determined, the  Pricing Committee will provide determinations, in accordance with procedures and methods established by the Advisor and adopted by the Board, of the fair value of securities held by the fund.
In determining market quotations that the fund may use for purposes of Shadow Pricing, pricing vendors may use matrix pricing or models that utilize certain inputs and assumptions to derive market quotations, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions. Special Shadow Pricing considerations may apply with respect to the fund’s “odd-lot” positions, as the fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally determine market quotations for securities assuming orderly transactions of institutional round lot sizes, but the fund may transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to the fund’s pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
In the event that the deviation from the amortized cost exceeds 0.30% of $1, or $0.003, per share in NAV, the Advisor shall promptly call a special meeting of the Board to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the fund’s amortized cost NAV may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Board include, but are not limited to:

•	redeeming shares in kind;

•	selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the fund;

•	withholding or reducing dividends;

•	utilizing a NAV based on available market quotations; or

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•	investing all cash in instruments with a maturity on the next business day.

In certain extraordinary circumstances, the fund may, with Board approval, reduce the number of shares outstanding by redeeming proportionately from shareholders, such number of full and fractional shares as is necessary to maintain the NAV at $1.00 for the fund. Such reduction in the number of outstanding fund shares would not reduce the value of a shareholder’s holdings in the fund, and as a result, no monetary compensation would be paid for the redemption.
Since a dividend is declared to shareholders each time net asset value is determined, the NAV per share of each class of the fund will normally remain constant at $1.00. There is no assurance that the fund can maintain the $1.00 NAV. Monthly, any increase in the value of a shareholder’s investment in either class from dividends is reflected as an increase in the number of shares of such class in the shareholder’s account or is distributed as cash if a shareholder has so elected.
It is expected that the fund’s net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the fund determined at any time is a negative amount, the fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder’s portion of accrued income, the fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full or fractional shares which represents the amount of excess. By investing in any class of shares of the fund, shareholders are deemed to have agreed to make such a contribution. This procedure permits the fund to maintain its NAV at $1.00.
If, in the view of the Trustees, it is inadvisable to continue the practice of maintaining the fund’s NAV at $1.00, the Trustees reserve the right to alter the procedures for determining NAV. The fund will notify shareholders of any such alteration.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the  funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the  funds’  subadvisors, principal underwriter or affiliated persons of the Advisor,  subadvisors or principal underwriter. The Trust’s  general policy with respect to the release of  a fund’s portfolio holdings to unaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The  Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of  a fund, and all third party service providers and rating agencies.
The Trust posts to its website at https://www.jhannuities.com/media/JHVIT_Holdings.xlsx complete portfolio holdings a number of days after each calendar month end as described in the Prospectus. Each fund  also discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter on Form N-PORT within 60 days of the end of the fiscal quarter and on Form N-CSR within 70 days after the second and fourth quarter ends of the Trust’s fiscal year. The portfolio holdings information in Form N-PORT is not required to be delivered to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund’s portfolio holdings with their annual and semiannual reports.
Firms that provide administrative, custody, financial, accounting, legal or other services to a fund may receive nonpublic information about a fund’s portfolio holdings for purposes relating to their services. Additionally, portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings.  A fund’s material nonpublic holdings information may be provided to the following unaffiliated persons as part of the investment activities of the fund: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the  Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the  Trust’s CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
As of December 31, 2022, the entities that may receive information described in the preceding paragraph, and the purpose for which such information is disclosed, are as presented in the table below. Portfolio holdings information is provided as frequently as daily with a one-day lag.

Vendor Name	Disclosure Purpose
Accenture	Operational Functions
Alter Domus	Senior Loan Servicing
Bank of New York Mellon	Back Office Functions, Middle Office Functions
Bloomberg	Analytics, Compliance, Trade Order Management, Pricing, Research Reports, Reporting Agency
BNP Paribas S.A.	Leverage Provider, Pledging
Broadridge Financial Solutions	Proxy Voting, Software Vendor
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Vendor Name	Disclosure Purpose
Brown Brothers Harriman	Back Office Functions, Electronic Messaging Service, Securities Lending
Capital Institutional Services (CAPIS)	Broker Dealer, Commission Recapture, Transition Services
Castine Consulting, LLC	Commission management
Charles River Investment Management Services	Order management services
Citibank	Securities Lending
Citicorp Global Transactions Services	Middle Office Functions
Clearwater	Analysis & Reporting Services
Confluence Technologies	Consulting
DataLend	Securities Lending Analytics
DG3	Financial Reporting, Type Setting
Donnelley Financial Solutions	Financial Reporting, Printing
DUCO	Reconciliation services
Dynamo Software	Fair Value and Private Transactions Support
Eagle Investment Systems	Performance, Portfolio Accounting
Electra Information Systems	Reconciliation
Ernst & Young	Tax Reporting
ETF Global	Holdings Analytics
FactSet	Data Gathering, Analytics, Performance, Research Reports, Equity Attribution, Client Reporting
Foley Hoag	Foreign Currency Trade Review
FundApps	Holdings Derivatives
FX Transparency	FX Trade Execution Analysis
Gainskeeper	Wash Sales/REIT Data
Glass Lewis	Proxy Voting
Goldman Sachs Agency Lending (“GSAL”)	Securities Lending
Institutional Shareholder Services (ISS)	Class Actions, Proxy Voting
Interactive Data	Pricing
KPMG	Tax Reporting
Law Firm of Davis and Harman	Development of Revenue Ruling
Lipper	Ratings/Survey Service
Markit	Service Provider-Electronic Data Management
Milestone	Service Provider-Valuation Oversight
Morningstar, Inc.	Ratings/Surveys
MSCI Inc.	Liquidity Risk Management, Performance, Portfolio Liquidity Evaluation Services
National Financial Services	Securities Lending
Northern Trust	Back Office Functions
PricewaterhouseCoopers LLP	Audit Services
RSM US LLP	Consulting
Russell Implementation Services	Transition Services
SS&C Technologies/Advent/Apx Advent	Cash & Securities Reconciliation, Analytics, Data Gathering, Performance
Star Compliance	Personal trading and insider trading monitoring
State Street Bank	Service Provider-IBOR, Back Office Functions, Custodian, Collateral Services, Securities Lending
State Street Closed End Financing	SS Closed End Lending Funds
State Street Investment Management Solutions	Back Office Functions
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Vendor Name	Disclosure Purpose
SunGard	Securities Lending Analytics
SWIFT	Accounting Messages, Custody Messages, Trade Messaging
Trade Informatics (f.k.a. SJ Levinson)	Trade Execution Analysis
WNS	Back office and operational processes services
Wolters Kluwer	Audit Services, Tax Reporting
As part of the investment strategies for the Managed Volatility Portfolios, the Trust seeks to manage the volatility of returns for the Managed Volatility Portfolios while limiting the magnitude of potential portfolio losses (the “Volatility Management Strategies”). Investments in furtherance of the Volatility Management Strategies are referred to as “Volatility Management Investments.” In connection with the Volatility Management Strategies, the Advisor and the subadvisor to the Managed Volatility Portfolios may, at the request of JHLICO U.S.A. and JHLICO New York (the “Insurance Companies”), provide certain analytical nonpublic information regarding each Managed Volatility Portfolio’s Volatility Management Investments and other holdings to the Insurance Companies for use in managing their risk under certain guarantees provided under variable contracts that use the Managed Volatility Portfolios as investment options. In addition, JHLICO U.S.A. has entered into a transaction with the Corporate Solutions Life Reinsurance Company (the “Reinsurer”), a subsidiary of Venerable Holdings, Inc., to reinsure a significant portion of JHLICO U.S.A.’s U.S. variable annuity business (the “Reinsurance Transaction). Pursuant to the Reinsurance Transaction, the Reinsurer is entitled to receive the same information that is provided to the Insurance Companies. The Reinsurer receives this information to hedge more effectively its exposures under the variable annuity contracts, so that it can hedge the reinsurance exposures it has assumed.
The information provided to the Insurance Companies and the Reinsurer may include information about aggregate long or short exposure and changes in aggregate exposure to types of securities, currencies, or other instruments. This information may be broken down by type of security (e.g., equities, debt, mortgage-related securities, etc.), sector, index, country, or other characteristic, and may reflect completed transactions in futures contracts or other derivatives that are part of the Volatility Management Investments. This information may also include analytical information based on holdings or trades arising from the management of a Managed Volatility Portfolio or other fund of the Trust. The information may be provided as frequently as reasonably requested by an Insurance Company or the Reinsurer, including on an intra-day basis, and there need not be any lag between the effective time of the analytical information and the disclosure to an Insurance Company or the Reinsurer. While information is not provided about specific trades or pending transactions, the Insurance Companies or the Reinsurer may be able to deduce information about prior trades from the analytical information that is provided. Under procedures approved by the Board, the analytical information may be provided to the Insurance Companies and the Reinsurer solely for the limited purpose of helping the Insurance Companies and the Reinsurer in a hedging program and for actuarial modeling purposes for their own accounts to help manage their risks under the guarantees on the variable contracts, and only if the Insurance Companies and the Reinsurer implement procedures that prohibit their employees, officers, agents and affiliates who receive such information from disclosing it or using it in any unauthorized fashion, including for personal trading or benefit. The procedures allow the analytical information to be provided under circumstances, including testing, that is designed to ensure there is no meaningful harm to the Managed Volatility Portfolios or other Series of JHVIT. Moreover, the Insurance Companies have reported to the Board that they do not expect their hedging program or the Reinsurer hedging program to affect prices of securities on markets, but investors bear the risk that the Insurance Companies’ hedging program or the Reinsurer’s hedging program may adversely affect securities prices and the performance of the Managed Volatility Portfolios or other funds.
The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the following three considerations before approving disclosure of a fund’s nonpublic information to affiliated persons: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
The CCO shall report to the Board whenever additional disclosures of  a fund’s portfolio holdings are approved. The CCO’s report shall be presented at the Board meeting following such approval.
When the CCO believes that the disclosure of  a fund’s nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of  the Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of  a fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of  the Trust’s shareholders.
The receipt of compensation by  a fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing  a fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
Registered investment companies and separate accounts that are advised or subadvised by the  funds’  subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of  a fund. Neither such registered investment companies and separate accounts nor the  funds’  subadvisors are subject to the  Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. The  funds’  subadvisors may not, and the  Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.
In addition, the Advisor or the  funds’  subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a particular fund. Such clients have access to their portfolio holdings and are not subject to the  Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or
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model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or the funds’  subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.
The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the  Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of  a fund’s nonpublic portfolio holdings information. As a result of the  funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts  a fund. Nonetheless,  each fund has oversight processes in place to attempt to minimize this risk.
JHVIT Portfolio Holdings Available on SEC Website. JHVIT’s reports on Form N-CSR and Form N-PORT filed with the SEC will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end. These reports are available at www.sec.gov.
Money Market Trust Portfolio Holdings Posted on a Website. Portfolio information for Money Market Trust is posted monthly on the website below. Information that is current as of the last business day of a month is posted no later than the fifth business day of the following month and will remain on the website for at least six months. Such information includes complete portfolio holdings by investment category as well as the overall dollar-weighted average maturity and dollar weighted average life of the portfolio. Money Market Trust reports more detailed portfolio holdings information to the SEC monthly on Form N-MFP. This information is made publicly available immediately upon the report’s filing with the SEC. In addition, each Business Day, Money Market Trust updates its website listed below to show for the preceding six months: the percentage of the fund’s total assets invested in Daily Liquid Assets and Weekly Liquid Assets; net inflows or outflows; and a schedule, chart, graph, or other depiction showing the fund’s NAV, calculated based on current market factors before applying the amortized cost, rounded to the fourth decimal place.
Money Market Trust Portfolio Holdings Website:
https://www.johnhancock.com/life-insurance/money-market-trust-filings.html
JHVIT Portfolio Holdings Posted on Websites. The portfolio holdings of Money Market Trust are posted on its website, as described above. The holdings of each JHVIT fund other than Money Market Trust will be posted to the website listed below no earlier than 15 days after each calendar month end. These holdings will remain on the website for six months.

https://www.jhannuities.com/FundPerformance/FundPerformance.aspx?ContentId={3D4A7900-4AB8-4344-8E4E-3361E7E1059D}&globalNavID={0E7B18D9-DA50-4054-93AE-DF1B5BF27F31}

With respect to each fund, all of its portfolio holdings are also filed quarterly with the SEC on Form N-PORT as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund’s fiscal year. These reports are available at www.sec.gov.
SHAREHOLDERS OF JHVIT

JHVIT currently serves as the underlying investment option for premiums and purchase payments invested in variable contracts issued by insurance companies both those affiliated with MFC, the ultimate controlling parent of the Advisor and Distributor, and those that are not affiliated with MFC.
Control Persons. As of March 31, 2023, shares of JHVIT were legally owned by  JHLICO U.S.A. and  JHLICO New York, (collectively, the “John  Hancock Insurance Companies”), by other insurance companies not affiliated with MFC (“Nonaffiliated Insurance Companies”) and the portfolios. John  Hancock Insurance Companies and Nonaffiliated Insurance Companies are collectively referred to as “Insurance Companies.” The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund.
The Insurance Companies hold shares principally in their separate accounts. They also may hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of any class of shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of any class of a fund is presumed to “control” that class. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a share class of a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of that share class. The portfolios, individually or collectively, may hold more than 25% of a class of shares of an Underlying Fund.
Shareholders. As of March 31, 2023, JHVIT Shareholders are as follows:
– the Insurance Companies. (Each Insurance Company that is a shareholder of JHVIT holds of record in its separate accounts JHVIT shares attributable to variable contracts), and
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– The portfolios, each of which invests in and is the beneficial owner of shares of Underlying Funds.
JHVIT may be used for other purposes in the future. JHVIT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHVIT.
Entities Eligible to Be Shareholders of JHVIT. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHVIT may be purchased only by the following eligible shareholders: – separate accounts of the Insurance Companies and other insurance companies; – the Insurance Companies and certain of their affiliates; and – any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies and JHVIT. The Insurance Companies have the right to vote upon matters that may be voted upon at any JHVIT Shareholders’ meeting. These companies will vote all shares of the funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). The effect of proportional voting is that a small number of contract owners can determine the outcome of the voting. In addition, JHVIT will vote all shares of a fund held by a JHVIT fund of funds in proportion to the votes of the other shareholders of such fund.
Mixed and Shared Funding. Shares of JHVIT may be sold to JHVIT Shareholders described above. JHVIT currently does not foresee any disadvantages to any JHVIT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Board will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHVIT Shareholder from investing in JHVIT or a particular fund.
Principal Holders. The following sets forth the principal holders of the shares of each fund. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.
As of March 31, 2023, the John  Hancock Insurance Companies owned of record all of the outstanding Series I, II and III shares of the JHVIT funds. As of March 31, 2023, the Insurance Companies and the JHVIT fund of funds owned of record all of the outstanding Series NAV shares of the JHVIT funds.
Trustees and officers of JHVIT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each share class of each fund.
SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.
The  Trust has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of a fund and other funds managed by the Advisor or its affiliates (“affiliated funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as each fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by fund and affiliated fund shareholders subject to specified conditions, including that:

•	the distribution is effected through a pro rata distribution of securities of the distributing fund or affiliated fund;

•	the distributed securities are valued in the same manner as they are in computing the fund’s or affiliated fund’s NAV;

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neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

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the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund and the affiliated fund.

Potential Adverse Effects of Large Shareholder Transactions
A fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. The Advisor and/or the subadvisor, as seed investors, may have significant ownership in certain funds. The Advisor and subadvisor, as applicable, face conflicts of interest when considering the effect of redemptions on any such funds and on other shareholders in deciding whether and when to redeem its respective shares. Such sales and redemptions may be very substantial relative to the size of such fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. As a result, the fund may have greater or lesser market exposure than would otherwise be the case. Such transactions also may accelerate the realization of capital gains or increase a fund’s transaction costs, which would detract from fund performance.
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A large redemption could significantly reduce the assets of a fund, causing decreased liquidity and, depending on any applicable expense caps and/or waivers, a higher expense ratio. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. If a fund has difficulty selling portfolio securities in a timely manner to meet a large redemption request, the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, a large redemption could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio and possibly resulting in the fund’s becoming too small to be economically viable.
Non-U.S. market closures and redemptions. Market closures during regular holidays in an applicable non-U.S. market that are not holidays observed in the U.S. market may prevent the fund from executing securities transactions within the normal settlement period. Unforeseeable closures of applicable non-U.S. markets may have a similar impact. During such closures, the fund may be required to rely on other methods to satisfy shareholder redemption requests, including the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time, or the delivery of redemption proceeds may be extended beyond the normal settlement cycle.
DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of the  Trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of  each  fund or other series of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of  50 series of the Trust. Additional series may be added in the future.
Unless otherwise required by the 1940 Act or the Declaration of Trust,  the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the  Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However,   the  Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of  the  Trust.  The Declaration of Trust also provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder.  The Declaration of Trust also provides that no series of  the Trust shall be liable for the liabilities of any other series. Furthermore, no series of  the Trust shall be liable for the liabilities of any other fund within the John  Hancock Fund Complex. Liability is therefore limited to circumstances in which  a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.
ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain tax considerations affecting the  funds and  their shareholders.  No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.
Since the funds’ shareholders are principally: (i) life insurance companies whose separate accounts invest in the funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a fund. For information concerning the U.S. federal income tax consequences to such holders, see the Prospectus for such contracts. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.
The Trust believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, a fund will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its net investment income and 90% of its net tax-exempt interest income for such taxable year.
A  fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both federal income and excise taxes. Under current law,
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distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.
To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.
A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain qualifying income requirements of Code Section 7704. All of the income received by a fund from its investment in a qualified publicly traded partnership will be income satisfying the 90% qualifying income test. A  fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company income distribution requirements and would be taken into account for purposes of the 4% excise tax.
Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income.
To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund’s assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
If a fund fails to meet the annual gross income test described above, the fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the fund reports the failure, and (ii) the fund pays an excise tax equal to the excess non-qualifying income. If a fund fails to meet the asset diversification test described above with respect to any quarter, the fund will nevertheless be considered to have satisfied the requirements for such quarter if the fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the fund reports the failure and pays an excise tax.
If a fund fails to qualify as a regulated investment company, the fund would incur income tax as a regular corporation on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although distributions to individual shareholders generally would constitute qualified dividend income subject to reduced federal income tax rates for an individual shareholder who satisfies certain holding period requirements with respect to his or her shares in the fund and distributions to corporate shareholders generally should be eligible for the DRD. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.
Because the Trust complies with the ownership restrictions of U.S. Treasury Regulations Section 1.817-5(f), IRS Revenue Ruling (“Rev. Rul.”) 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), the Trust expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests for purposes of separate account diversification requirements, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.
A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having OID (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has OID) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.
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Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to federal income or excise tax.
A fund may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue OID in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under  OID principles.
Certain funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. The futures that are traded on a regulated exchange, such as NYSE or NASDAQ, will be treated as Code Section 1256 contracts, and the capital gain/loss will be reflected as 40% short-term capital gain/loss and 60% long-term capital gain/loss. Any futures that are not traded on a regulated exchange will follow the 365 day rule of short-term capital or long-term capital treatment. In addition, these provisions: (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a fund’s investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the fund or its shareholders in future years. Under such circumstances, distributions paid by the fund could be deemed return of capital.
Certain funds may be required to account for their transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of their participation in such transactions. Additionally, a fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in a fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for a fund to obtain cash corresponding to its earnings or assets in those countries. However, a fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.
If a fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies” or “PFICs”), the fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax.
If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.
A fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a fund’s total assets at the
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close of any taxable year consists of stock or securities of foreign corporations, the fund will be able to elect to pass such taxes through to the shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. Such  foreign taxes will reduce the amount a fund has available to distribute to shareholders.
Funds may invest in equity securities of master limited partnerships (“MLPs”) that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The funds expect that these MLPs will be treated as “qualified publicly traded partnerships” (as discussed above). Accordingly, it is expected that the net income derived by a fund from such investments will be qualifying income for purposes of the 90% gross income requirement. As described above, a fund must limit its investments in qualified publicly traded partnerships to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.
The MLPs in which a fund may invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by a fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to a fund exceeds the amount of cash received by the fund from such MLP, the fund will need to find other sources of funds for making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, a fund may need to dispose of securities in order to generate sufficient cash to satisfy the distribution requirements.
A fund may invest in REITs. REIT dividends and capital gain distributions are generally treated as qualifying income for purposes of the 90% gross income requirement. A fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. Such an investment may subject the fund to income tax and special reporting requirements with respect to any “excess inclusion” income received from the REMICs or TMPs.
For federal income tax purposes, a fund is permitted to carry forward a net capital loss incurred in any year to offset net capital gains, if any, in any subsequent year until such loss carryforwards have been fully used. Capital losses carried forward will retain their character as either short-term or long-term capital losses. A fund’s ability to utilize capital loss carryforwards in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a fund and would not be distributed as such to shareholders.
Below are the capital loss carryforwards available to the  funds as of  December 31, 2022 to the extent provided by regulations, to offset future net realized capital gains:

Fund	Short-term Losses ($)	Long-term Losses ($)	Total ($)
500 Index Trust	-	-	-
Active Bond Trust	17,403,825	11,326,073	28,729,898
Blue Chip Growth Trust	10,079,125	-	10,079,125
Capital Appreciation Trust	-	-	-
Capital Appreciation Value Trust	-	-	-
Core Bond Trust	53,993,059	26,538,464	80,531,523
Disciplined Value International Trust	440,757	-	440,757
Emerging Markets Value Trust	-	36,370,480	36,370,480
Equity Income Trust	-	-	-
Financial Industries Trust	-	-	-
Fundamental All Cap Core Trust	-	-	-
Fundamental Large Cap Value Trust	-	-	-
Global Equity Trust	-	-	-
Health Sciences Trust	-	-	-
High Yield Trust	2,428,998	67,633,142	70,062,140
International Equity Index Trust	883,650	-	883,650
International Small Company Trust	-	-	-
Investment Quality Bond Trust	10,237,071	2,588,761	12,611,832
Lifestyle Balanced Portfolio	-	-	-
Lifestyle Conservative Portfolio	-	-	-
Lifestyle Growth Portfolio	-	-	-
Lifestyle Moderate Portfolio	-	-	-
Managed Volatility Balanced Portfolio	-	-	-
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Fund	Short-term Losses ($)	Long-term Losses ($)	Total ($)
Managed Volatility Conservative Portfolio	-	-	-
Managed Volatility Growth Portfolio	-	-	-
Managed Volatility Moderate Portfolio	-	-	-
Mid Cap Growth Trust	108,128,604	5,513,652	113,642,256
Mid Cap Index Trust	-	-	-
Mid Value Trust	-	-	-
Money Market Trust	-	-	-
Opportunistic Fixed Income Trust	5,761,448	2,105,469	7,866,917
Real Estate Securities Trust	-	-	-
Science & Technology Trust	82,762,281	10,905,131	93,667,412
Select Bond Trust	339,942,439	158,042,737	497,985,176
Short Term Government Income Trust	4,669,543	22,952,115	27,621,658
Small Cap Index Trust	-	-	-
Small Cap Opportunities Trust	-	-	-
Small Cap Stock Trust	51,632,770	12,223,650	63,856,420
Small Cap Value Trust	-	-	-
Small Company Value Trust	-	-	-
Strategic Equity Allocation Trust	-	-	-
Strategic Income Opportunities Trust	2,091,664	6,709,913	8,801,577
Total Bond Market Trust	10,415,204	12,690,269	23,105,473
Total Stock Market Index Trust	-	-	-
Ultra Short Term Bond Trust	7,064,416	17,473,522	24,537,938
Additional Tax Considerations. If a fund failed to qualify as a regulated investment company: (i) owners of contracts based on the fund would be treated as owning contracts based solely on shares of the fund (rather than on their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral; and (ii) the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisor and the subadvisors and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisors might otherwise believe to be desirable.
Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund, please refer to the prospectus for the contract.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.
PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisors are  responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisors have  no formula for the distribution of the  funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for  each  fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
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Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisors will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;

•	the reliability, integrity and financial condition of the broker dealer;

•	size of the transaction;

•	difficulty of execution;

•	brokerage and research services provided (unless prohibited by applicable law); and

•	confidentiality and anonymity.

Consideration of these factors by a  subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker dealer might have charged for executing the same transaction.
Securities of Regular Broker Dealers. The table below presents information regarding the securities of the  funds’ regular broker dealers (or parents of the regular broker dealers) that were held by the  funds as of December 31, 2022. A “Regular Broker Dealer” of a fund is defined by the SEC as one of the 10 brokers or dealers that during the fund’s most recent fiscal year: (a) received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the fund’s portfolio transactions; (b) engaged as principal in the largest dollar amount of portfolio transactions of the fund; or (c) sold the largest dollar amount of securities of the fund.

Fund	Regular Broker Dealer	Holdings ($000s)
500 Index Trust	Bank of America Corp.	46,675
	Citigroup, Inc.	17,659
	JPMorgan Chase & Co.	79,278
	Morgan Stanley & Company, Inc.	22,952
	State Street Corp.	5,749
	The Bank of New York Mellon Corp.	6,748
	The Goldman Sachs Group, Inc.	23,630
Active Bond Trust	Bank of America Corp.	4,751
	Barclays Bank PLC	685
	Citigroup, Inc.	6,297
	Deutsche Bank AG	5,160
	JPMorgan Chase & Co.	5,671
	Morgan Stanley & Company, Inc.	3,899
	State Street Corp.	951
	The Goldman Sachs Group, Inc.	3,987
Blue Chip Growth Trust	State Street Corp.	707
	The Goldman Sachs Group, Inc.	18,560
Capital Appreciation Trust	State Street Corp.	2,343
	The Goldman Sachs Group, Inc.	6,108
Capital Appreciation Value Trust	State Street Corp.	2,926
Core Bond Trust	Bank of America Corp.	11,336
	Barclays Bank PLC	3,723
	Citigroup, Inc.	2,843
	Deutsche Bank AG	6,545
	JPMorgan Chase & Co.	14,553
	Morgan Stanley & Company, Inc.	8,103
	State Street Corp.	6,153
	The Goldman Sachs Group, Inc.	6,640
	UBS Group AG	1,399
Disciplined Value International Trust	UBS Group AG	3,029
Emerging Markets Value Trust	N/A	N/A
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Fund	Regular Broker Dealer	Holdings ($000s)
Equity Income Trust	Bank of America Corp.	7,567
	Citigroup, Inc.	7,101
	JPMorgan Chase & Co.	10,028
	Morgan Stanley & Company, Inc.	10,113
	State Street Corp.	11,215
	The Goldman Sachs Group, Inc.	16,529
Financial Industries Trust	AllianceBernstein Holding LP	1,747
	Bank of America Corp.	3,472
	JPMorgan Chase & Co.	3,318
	Morgan Stanley & Company, Inc.	3,543
	The Goldman Sachs Group, Inc.	1,142
Fundamental All Cap Core Trust	Morgan Stanley & Company, Inc.	72,389
	The Goldman Sachs Group, Inc.	85,246
Fundamental Large Cap Value Trust	Bank of America Corp.	9,170
	Citigroup, Inc.	13,110
	JPMorgan Chase & Co.	17,813
	Morgan Stanley & Company, Inc.	10,332
	State Street Corp.	22,885
	The Goldman Sachs Group, Inc.	12,520
Global Equity Trust	Bank of America Corp.	5,001
Health Sciences Trust	State Street Corp.	670
High Yield Trust	Barclays Bank PLC	369
	Citigroup, Inc.	549
	State Street Corp.	123
	UBS Group AG	541
International Equity Index Trust	Barclays Bank PLC	1,102
	Deutsche Bank AG	791
	Royal Bank of Canada	4,466
	UBS Group AG	2,125
International Small Company Trust	N/A	N/A
Investment Quality Bond Trust	Bank of America Corp.	1,879
	Barclays Bank PLC	1,598
	Citigroup, Inc.	473
	Deutsche Bank AG	9,128
	JPMorgan Chase & Co.	2,323
	Morgan Stanley & Company, Inc.	1,977
	The Goldman Sachs Group, Inc.	1,764
	UBS Group AG	191
Lifestyle Balanced Portfolio	N/A	N/A
Lifestyle Conservative Portfolio	N/A	N/A
Lifestyle Growth Portfolio	N/A	N/A
Lifestyle Moderate Portfolio	N/A	N/A
Managed Volatility Balanced Portfolio	N/A	N/A
Managed Volatility Conservative Portfolio	N/A	N/A
Managed Volatility Growth Portfolio	N/A	N/A
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Fund	Regular Broker Dealer	Holdings ($000s)
Managed Volatility Moderate Portfolio	N/A	N/A
Mid Cap Growth Trust	Deutsche Bank AG	11,200
Mid Cap Index Trust	N/A	N/A
Mid Value Trust	State Street Corp.	18,581
Money Market Trust	Barclays Bank PLC	30,000
	State Street Corp.	339,354
	The Goldman Sachs Group, Inc.	140,000
Opportunistic Fixed Income Trust	Bank of America Corp.	708
	Barclays Bank PLC	388
	Citigroup, Inc.	111
	Deutsche Bank AG	373
	JPMorgan Chase & Co.	861
	Morgan Stanley & Company, Inc.	219
	State Street Corp.	15,056
	The Goldman Sachs Group, Inc.	191
Real Estate Securities Trust	State Street Corp.	5,968
Science & Technology Trust	State Street Corp.	12
Select Bond Trust	Bank of America Corp.	73,822
	Barclays Bank PLC	4,432
	Citigroup, Inc.	37,475
	Deutsche Bank AG	31,948
	JPMorgan Chase & Co.	46,697
	Morgan Stanley & Company, Inc.	13,638
	The Goldman Sachs Group, Inc.	53,048
Short Term Government Income Trust	N/A	N/A
Small Cap Index Trust	Cowen, Inc.	210
Small Cap Opportunities Trust	Cowen, Inc.	96
	State Street Corp.	1,995
Small Cap Stock Trust	N/A	N/A
Small Cap Value Trust	Bank of America Corp.	14,000
Small Company Value Trust	State Street Corp.	934
Strategic Equity Allocation Trust	Bank of America Corp.	26,248
	Barclays Bank PLC	4,665
	Citigroup, Inc.	9,913
	Cowen, Inc.	161
	Deutsche Bank AG	3,544
	JPMorgan Chase & Co.	44,601
	Morgan Stanley & Company, Inc.	12,906
	State Street Corp.	3,261
	The Bank of New York Mellon Corp.	3,809
	The Goldman Sachs Group, Inc.	13,257
	UBS Group AG	9,492
Strategic Income Opportunities Trust	Bank of America Corp.	571
	Citigroup, Inc.	573
	JPMorgan Chase & Co.	1,878
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Fund	Regular Broker Dealer	Holdings ($000s)
	Morgan Stanley & Company, Inc.	73
	Royal Bank of Canada	351
	The Goldman Sachs Group, Inc.	1,473
Total Bond Market Trust	Bank of America Corp.	7,690
	Barclays Bank PLC	1,217
	Citigroup, Inc.	4,178
	Deutsche Bank AG	3,680
	JPMorgan Chase & Co.	6,826
	Morgan Stanley & Company, Inc.	6,181
	Royal Bank of Canada	643
	State Street Corp.	248
	The Bank of New York Mellon Corp.	752
	The Goldman Sachs Group, Inc.	9,224
Total Stock Market Index Trust	AllianceBernstein Holding LP	61
	Bank of America Corp.	4,360
	Citigroup, Inc.	1,438
	Cowen, Inc.	16
	JPMorgan Chase & Co.	6,441
	Morgan Stanley & Company, Inc.	2,392
	State Street Corp.	469
	The Bank of New York Mellon Corp.	604
	The Goldman Sachs Group, Inc.	1,944
Ultra Short Term Bond Trust	Bank of America Corp.	4,762
	Barclays Bank PLC	1,939
	Citigroup, Inc.	2,909
	JPMorgan Chase & Co.	6,669
	Morgan Stanley & Company, Inc.	4,953
	Royal Bank of Canada	2,023
	The Bank of New York Mellon Corp.	2,973
	The Goldman Sachs Group, Inc.	2,896
	UBS Group AG	2,917
Soft Dollar Considerations. In selecting brokers and dealers, the  subadvisors will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadvisor. In placing a purchase or sale order, unless prohibited by applicable law, the subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to  a fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services,  a subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through portfolio brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which  a subadvisor executes a trade through one broker dealer but instructs that entity to step-out all or a portion of the trade to another broker dealer. This second broker dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker dealer may or may not have a trading desk of its own.
Under  MiFID II, EU investment managers, including certain subadvisors to funds in the John  Hancock Fund Complex, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II limits the use of soft dollars by subadvisors located in the EU, if applicable, and in certain circumstances may result in other subadvisors reducing the use of soft dollars as to certain groups of clients or as to all clients.
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The  subadvisors also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for  a  fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by  a  fund is not reduced because  a subadvisor and its affiliates receive such services.
As noted above, a  subadvisor may purchase new issues of securities for  a  fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the  funds or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker dealer in this situation provides knowledge that may benefit the fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act, because the broker dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;

•	the advisability of purchasing or selling securities;

•	the availability of securities or purchasers or sellers of securities; and

•	analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.
To the extent research services are used by the subadvisors, such services would tend to reduce such party’s expenses. However, the  subadvisors do not believe that an exact dollar value can be assigned to these services. Research services received by the  subadvisors from brokers or dealers executing transactions for series of the Trust, which may not be used in connection with  a  fund, also will be available for the benefit of other funds managed by the subadvisors.
Allocation of Trades by the Subadvisors. The  subadvisors manage a number of accounts other than the funds. Although investment determinations for the  funds will be made by  a subadvisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the  funds by  a subadvisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the  funds and other accounts. In such circumstances,  a subadvisor may determine that orders for the purchase or sale of the same security for the  funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisor to be equitable and in the best interests of the  funds  and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security,  each fund believes that its participation in such transactions on balance will produce better overall results for the fund.
For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed-income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to receive a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the  funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law,  a subadvisor may aggregate securities to be sold or purchased for the  funds with those to be sold or purchased for other clients that it manages in order to obtain best execution.
Affiliated Underwriting Transactions by  a Subadvisor.    The  Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby  a fund may purchase securities that are offered in underwritings in which an affiliate of the  subadvisors participates. These procedures prohibit  a fund from directly or indirectly benefiting a  subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the  funds could purchase.
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Brokerage Commissions Paid.  For the last three fiscal periods, the funds paid brokerage commissions in connection with portfolio transactions. Any material differences from year to year reflect an increase or decrease in trading activity by the applicable fund. The total brokerage commissions paid by the  funds for the fiscal periods ended December 31, 2022, December 31, 2021, and December 31, 2020  are set forth in the table below:

	Total Commissions Paid in Fiscal Period Ended December 31,
Fund	2022 ($)	2021 ($)	2020 ($)
500 Index Trust	13,739	23,237	42,026
Active Bond Trust	0	46	0
Blue Chip Growth Trust	64,283	218,842	185,269
Capital Appreciation Trust	85,153	108,044	173,344
Capital Appreciation Value Trust	59,317	35,728	101,483
Core Bond Trust	0	0	0
Disciplined Value International Trust	315,682	303,791	493,991
Emerging Markets Value Trust	38,777	64,201	46,145
Equity Income Trust	188,763	195,335	289,772
Financial Industries Trust	79,573	130,584	78,203
Fundamental All Cap Core Trust	483,241	317,950	448,917
Fundamental Large Cap Value Trust	137,804	143,996	255,097
Global Equity Trust	174,075	185,315	196,115
Health Sciences Trust	36,374	51,407	51,574
High Yield Trust	866	3,886	188
International Equity Index Trust	28,842	23,897	35,507
International Small Company Trust	13,874	16,792	10,749
Investment Quality Bond Trust	0	0	5
Lifestyle Balanced Portfolio	0	0	0
Lifestyle Conservative Portfolio	0	0	0
Lifestyle Growth Portfolio	0	0	0
Lifestyle Moderate Portfolio	0	0	0
Managed Volatility Balanced Portfolio	36,326	71,948	153,648
Managed Volatility Conservative Portfolio	4,329	8,037	20,939
Managed Volatility Growth Portfolio	80,853	116,382	270,165
Managed Volatility Moderate Portfolio	5,496	14,322	27,338
Mid Cap Growth Trust	273,178	399,822	499,177
Mid Cap Index Trust	29,678	51,266	71,777
Mid Value Trust	240,551	201,451	248,249
Money Market Trust	0	0	0
Opportunistic Fixed Income Trust	1,802	339	5,511
Real Estate Securities Trust	301,468	243,648	552,363
Science & Technology Trust	358,033	460,019	650,416
Select Bond Trust	0	0	0
Short Term Government Income Trust	0	0	0
Small Cap Index Trust	54,508	53,749	60,340
Small Cap Opportunities Trust	30,500	28,322	29,244
Small Cap Stock Trust	236,869	363,609	283,533
Small Cap Value Trust	286,475	196,095	208,221
Small Company Value Trust	49,720	39,535	39,263
Strategic Equity Allocation Trust	288,607	544,740	558,043
Strategic Income Opportunities Trust	8,540	40,590	58,562
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	Total Commissions Paid in Fiscal Period Ended December 31,
Fund	2022 ($)	2021 ($)	2020 ($)
Total Bond Market Trust	0	5	0
Total Stock Market Index Trust	22,326	37,241	15,566
Ultra Short Term Bond Trust	0	0	0
Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results,  a fund may execute portfolio transactions with or through brokers affiliated with the Advisor or subadvisor (“Affiliated Brokers”). Affiliated Brokers may act as broker for the  funds on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the fund, as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the fund, the Advisor, the subadvisor or the Affiliated Broker. Because the Advisor or subadvisor that is affiliated with the Affiliated Broker has, as an investment advisor to the funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.
The Advisor’s indirect parent, Manulife Financial, is the parent of a broker dealer,  JH Distributors. JH Distributors is considered an Affiliated Broker.
Brokerage Commissions Paid to Affiliated Brokers. For the fiscal periods ended December 31, 2022, December 31, 2021, and December 31, 2020, no commissions were paid by any of the funds to brokers affiliated with the subadvisors.
Commission Recapture Program. The Board has approved  each fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to  a fund. It provides a way to gain control over the commission expenses incurred by a subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets.  A  fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the funds.
LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which the Trust, the Advisor, or the Distributor is a party that are likely to have a material adverse effect on the  funds or the ability of either the Advisor or the Distributor to perform its contract with the funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of  each fund  for the fiscal period ended December 31, 2022, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210.
FINANCIAL STATEMENTS

The financial statements of each fund for the fiscal period ended December 31, 2022, are incorporated herein by reference from  each  fund’s most recent Annual Report filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.
CUSTODY OF PORTFOLIO SECURITIES

Except as noted below, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent with respect to each  fund’s assets. Citibank, N.A., 388 Greenwich Street, New York, New York 10013, currently acts as custodian and bookkeeping agent with respect to the assets of Disciplined Value International Trust, Emerging Markets Value Trust, Global Equity Trust, International Equity Index Trust, and International Small Company Trust. State Street and Citibank have selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. Each  fund also may use special purpose custodian banks from time to time for certain assets. State Street and Citibank are authorized to use the facilities of the Depository Trust Company, the Participants Trust Company, and the book-entry system of the Federal Reserve Banks.
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CODES OF ETHICS

The  Trust, the Advisor, the Distributor and  each  subadvisor to the  funds have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by  a fund.
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MANAGEMENT OF OTHER FUNDS BY THE ADVISOR/SUBADVISOR

The funds of JHVIT described this SAI are not retail mutual funds and are only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the Advisor or subadvisors may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any fund’s investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadvisor. Past performance is no guarantee of future results.
APPENDIX A  – DESCRIPTION OF BOND RATINGS

DESCRIPTION OF BOND RATINGS
DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS
The ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P  Global Ratings  and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.
IN GENERAL
Moody’s. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://www.moodys.com/researchdocumentcontentpage.aspx?docid=PBC_79004.
S&P Global Ratings. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P Global Ratings, is derived directly from S&P Global Ratings’ electronic publication of “S&P’s Global Ratings Definitions,” which is available at: https://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.
Fitch. Fitch’s opinions are forward looking and include Fitch’s views of future performance. In many cases, these views on future performance may include forecasts, which may in turn (i) be informed by non-disclosable management projections, (ii) be based on a trend (sector or wider economic cycle) at a certain stage in the cycle, or (iii) be based on historical performance. As a result, while ratings may include cyclical considerations and attempt to assess the likelihood of repayment at “ultimate/final maturity,” material changes in economic conditions and expectations (for a particular issuer) may result in a rating change.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred. For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Fitch, is derived directly from Fitch’s electronic publication of “Definitions of Ratings and Other Forms of Opinion” which is available at: https://www.fitchratings.com/products/rating-definitions.
GENERAL PURPOSE RATINGS
LONG-TERM ISSUE RATINGS
MOODY’S GLOBAL LONG-TERM RATING SCALE
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
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Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.
Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P GLOBAL RATINGS LONG-TERM ISSUE CREDIT RATINGS
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
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Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
FITCH CORPORATE FINANCE OBLIGATIONS – LONG-TERM RATING SCALES
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Corporate finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: Addition of a Plus (+) or minus (-) sign: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’.
CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
SHORT-TERM ISSUE RATINGS
MOODY’S GLOBAL SHORT-TERM RATING SCALE
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).
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S&P GLOBAL RATINGS’ SHORT-TERM ISSUE CREDIT RATINGS
S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due,  unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
FITCH’S SHORT-TERM ISSUER OR OBLIGATION RATINGS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
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F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
TAX-EXEMPT NOTE RATINGS
MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial A-8 paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scale discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Variable Municipal Investment Grade (VMIG) ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
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VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
For more complete discussion of these rating transitions, please see Annex B of Moody’s Methodology titled Variable Rate Instruments Supported by Conditional Liquidity Facilities.
S&P GLOBAL RATINGS’ MUNICIPAL SHORT-TERM NOTE RATINGS
MUNICIPAL SHORT-TERM NOTE RATINGS
An S&P Global Ratings municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH PUBLIC FINANCE RATINGS
See FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.
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APPENDIX B  – PORTFOLIO MANAGER INFORMATION

ALLSPRING  GLOBAL INVESTMENTS, LLC  (“Allspring  Investments”)
CORE BOND TRUST
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
The following table shows the portfolio managers at Allspring Investments who are jointly and primarily responsible for the day-to-day management of the stated Fund’s portfolio.

Fund	Portfolio Managers
Core Bond Trust	Maulik Bhansali, CFA and Jarad Vasquez
The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and any similarly managed accounts.
The following table reflects information  as of  December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Maulik Bhansali	7	14.49	5	2.24	26	12.03
Jarad Vasquez	7	14.49	5	2.24	26	12.03
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Maulik Bhansali	0	0	0	0	0	0
Jarad Vasquez	0	0	0	0	0	0
Ownership of the  Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Maulik Bhansali	$10,0000 - $50,0000
Jarad Vasquez	$100,000 - $500,000
1	As of December 31, 2022, Maulik Bhansali and Jarad Vasquez beneficially owned $0 and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
Allspring Investments’ portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The portfolio managers face inherent conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.
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To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, believed to address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the portfolio managers may maintain.
COMPENSATION
The compensation structure for Allspring Investments’ portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to investment management compensations surveys, Allspring Investments also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when determining his/her total compensation. In addition, portfolio managers, who meet the eligibility requirements, may participate in Allspring Investments’ 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1-, 3-, and 5- year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including portfolio managers.
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BOSTON PARTNERS GLOBAL INVESTORS, INC.
(“Boston Partners”)
DISCIPLINED VALUE INTERNATIONAL TRUST
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
Joseph F. Feeney, Jr.†, CFA, Christopher K. Hart, CFA, and Joshua M. Jones, CFA are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

†Effective December 31, 2023, Joseph F. Feeney, Jr. will no longer serve as a portfolio manager of the fund.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund and similarly managed accounts.

The following tables reflect information as of  December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Joseph F. Feeney, Jr.	9	3,860	7	6,472	28	2,201
Christopher K. Hart	4	2,792	7	6,472	28	2,201
Joshua M. Jones	4	2,792	7	6,472	28	2,201
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Joseph F. Feeney, Jr.	0	0	0	0	0	0
Christopher K. Hart	0	0	0	0	0	0
Joshua M. Jones	0	0	0	0	0	0
Ownership of the  Fund and Similarly Managed Accounts
The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio manager listed above as of  December 31, 2022.  For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Joseph F. Feeney, Jr.	$500,001 - $1,000,000
Christopher K. Hart	$500,001 - $1,000,000
Joshua M. Jones	$50,001 - $100,000
1	As of December 31, 2022, Joseph F. Feeney, Jr., Christopher K. Hart, and Joshua M. Jones, beneficially owned $0, $0, and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
Compensation is determined based on several factors including performance, productivity, firm results and teamwork. Portfolio managers benefit from Boston Partners revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by Boston Partners on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.
Execution and research services provided by brokers may not always be utilized in connection with the fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Boston Partners allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.
Boston Partners views all assets under management in a particular investment strategy as one portfolio. When the firm decides that a given security warrants a 1% position in client portfolios, it buys 1% in all portfolios unless individual client guidelines prohibit the firm from purchasing the security
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for such portfolio. Boston Partners generally aggregates the target share amount for each account into one large order and distributes the shares on a prorated basis across the accounts.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Boston Partners aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.
Accounts are generally precluded from simultaneously holding a security long and short. There are certain circumstances that would permit a long/short portfolio to take a short position in a security that is held long in another strategy. This happens very infrequently, and the contra position is generally not related to the fundamental views of the security (i.e. - initiating a long position in a security at year-end to take advantage of tax-loss selling as a short-term investment, or initiating a position based solely on its relative weight in the benchmark). However, in certain situations, the investment constraints of a strategy, including but not limited to country, region, industry, or benchmark, may result in a different investment thesis for the same security. Each situation is fully vetted and approved by the firm’s Chief Investment Officer or his designee.
COMPENSATION
All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance. We believe this aligns our Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep our teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.
Typically, bonuses are based upon a combination of one or more of the following four criteria:

•	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

•	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

•	Investment Team Performance: the financial results of the investment group with our client’s assets;

•	Firm-wide Performance: the overall financial performance of Boston Partners.

•
Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

The compensation program focuses on long term performance with an emphasis on 3- and 5-year results. The timing of receiving deferred compensation reinforces this emphasis. Roughly 50% of compensation is based on qualitative measures and roughly 50% is based on quantitative measures. These compensation percentages can vary based on an individual’s role in the firm.
Total revenues generated by any particular product affect the total available bonus pool for the analysts and portfolio managers associated with that product. The discretionary bonus assessment is conducted annually.   Returns are evaluated on a pre-tax basis.
Firm.  Boston Partners maintains a long-term incentive program which effectively confers a 20-30% ownership stake in Boston Partners and is funded by the profitability and growth of the business. All investment professionals participate in this plan which serves as a long-term wealth building tool that aligns the interests of our clients with the people responsible for managing their portfolios.
Direct Investments:  Boston Partners offers or sub-advises several mutual fund vehicles that allow portfolio managers and other employees to invest directly alongside our clients. In fact, it is common for senior portfolio managers to invest $1 million or more in the strategy or strategies that they manage. Direct investments are also facilitated through Boston Partner’s 401(k) plan as Boston Partners managed mutual funds are widely available, investments are entirely voluntary, and are significantly used within the plan.
Deferred Compensation:
An important aspect of Boston Partner’s incentive program is deferred compensation. Annual incentive compensation as well as long-term incentive compensation is deferred in part or in total for typically 3 to 5 years. Deferred compensation promotes organizational stability and also facilitates significant re-investment in Boston Partners strategies. Deferred compensation is invested in established Boston Partners strategies. In addition, Boston Partners utilizes deferred compensation to fund seed investments in new investment offerings. This allows for the establishment of a portfolio, the building of a track record and ultimately bring a new investment strategy to the marketplace.
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DIMENSIONAL FUND ADVISORS LP
(“Dimensional”)
EMERGING MARKETS VALUE TRUST
INTERNATIONAL SMALL COMPANY TRUST
SMALL CAP OPPORTUNITIES TRUST*
__________
  * Also subadvised by GW&K Investment Management, LLC
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
The following table shows the portfolio managers at Dimensional who are jointly and primarily responsible for the day-to-day management of the stated Funds (or portion thereof).

Fund	Portfolio Managers
Emerging Markets Value Trust	Jed S. Fogdall, Allen Pu, CFA, PhD, and Ethan Wren, CFA
International Small Company Trust	Jed S. Fogdall, Arun Keswani, CFA, and Joel P. Schneider
Small Cap Opportunities Trust	Jed S. Fogdall, Marc C. Leblond, and Joel P. Schneider
The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and any similarly managed accounts.
The following table reflects information  as of  December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Jed S. Fogdall	124	408,056	28	20,189	458	24,137
Arun Keswani	24	61,197	0	0	7	2,202
Marc C. Leblond	14	60,925	3	2,507	14	3,484
Allen Pu	53	126,332	15	13,317	0	0
Joel P. Schneider	42	132,833	0	0	2	316
Ethan Wren	8	19,446	0	0	6	3,792
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Jed S. Fogdall	0	0	1	186	4	1,885
Arun Keswani	0	0	0	0	2	957
Marc C. Leblond	0	0	1	186	0	0
Allen Pu	0	0	0	0	0	0
Joel P. Schneider	0	0	0	0	0	0
Ethan Wren	0	0	0	0	2	928
Ownership of the  Funds
The following table shows the dollar range of fund shares beneficially owned by the portfolio managers listed above as of December 31, 2022.

Portfolio Manager	Dollar Range of Shares Owned
Jed S. Fogdall	None
Arun Keswani	None
Marc C. Leblond	None
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Portfolio Manager	Dollar Range of Shares Owned
Allen Pu	None
Joel P. Schneider	None
Ethan Wren	None
POTENTIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Funds, these accounts may include other  registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Fund. Actual or apparent conflicts of interest include:

•
Time Management. The management of the Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Funds.

•
Investment Opportunities. It is possible that at times identical securities will be held by both a Fund and one or more Accounts. However, positions in the same security may vary and the length of time that a Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Fund and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Funds and other Accounts.

•
Broker Selection. With respect to securities transactions for the Funds, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or an Account.

•
Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to a Fund or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
COMPENSATION
Dimensional’s portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Funds or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.
In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
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GW&K INVESTMENT MANAGEMENT, LLC
(“GW&K”)
SMALL CAP OPPORTUNITIES TRUST*
____________

* Also subadvised by Dimensional Fund Advisors LP
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
Joseph C. Craigen, CFA, and Daniel L. Miller, CFA, are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by GW&K.
The following table reflects information regarding other accounts for which each portfolio manager to the portion of the Fund managed by this subadvisor has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.
The following table reflects information as of December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Joseph C. Craigen	3	711	1	64	190	163
Daniel L. Miller	10	2,645	10	2,189	7,168	5,716
Other Accounts Managed —  Of the totals listed above, GW&K manages two portfolios with $119 million in assets (as of December 31, 2022) which  are subject to a performance-based fee. GW&K maintains policies and procedures designed to help ensure the fair and equitable treatment of all client accounts with the goal that all portfolios within a given strategy share performance that is as similar as possible excluding client specific investment guidelines or cash flows.
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Joseph C. Craigen	0	0	0	0	0	0
Daniel L. Miller	0	0	1	25	1	94
Ownership of the  Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Joseph C. Craigen	None
Daniel L. Miller	None
1	As of December 31, 2022, Joseph C. Craigen and Daniel L. Miller beneficially owned $0 and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that
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same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.
While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.
COMPENSATION
Portfolio Manager compensation is a process that balances investment management results over 1, 3 and 5 year periods versus the benchmark and peer universe. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance Relative to Peers

•	Risk-Adjusted Performance Relative to Index

•	Discretionary

Key employees are eligible to receive distributions and other benefits represented by membership interests in accordance with the terms of the LLC agreement. Incentive compensation is paid out as cash on an annualized basis. Analyst compensation is a process that rewards achievement of performance based on security recommendations and consistent annual performance against industry benchmarks. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 2 components:

•	Performance relative to sectors covered over 1, 3, 5 year time periods

•	Discretionary

GW&K does not have a deferred compensation program. GW&K’s partners hold an equity interest in GW&K, and therefore receive customary partnership benefits and distributions in exchange for obligations to the partnership.
GW&K provides comprehensive benefits that are designed to meet the long-term needs of its employees and their families. Along with competitive compensation packages, GW&K offers health and dental care coverage, employer-matched 401k, tuition reimbursement, parental leave and a variety of other benefits that support a healthy work/life balance.
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JENNISON ASSOCIATES LLC
(“Jennison”)
CAPITAL APPRECIATION TRUST
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
Blair A. Boyer, Michael A. Del Balso, Natasha Kuhlkin, CFA, and Kathleen A. McCarragher  are jointly and primarily responsible for the day-to-day management of the Fund.
The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.
The following tables reflect information as of December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in thousands) ($)	Number of Accounts	Assets (in thousands) ($)	Number of Accounts	Assets (in thousands)[1] ($)
Blair A. Boyer	16	46,520,672	8	8,479,224	25	5,976,953
Michael A. Del Balso	7	11,729,565	6	2,979,816	2	292,365
Natasha Kuhlkin, CFA	17	35,037,414	11	8,734,397	29	2,113,434
Kathleen A. McCarragher	21	47,765,710	9	8,825,131	10	1,270,702
1Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in thousands) ($)	Number of Accounts	Assets (in thousands) ($)	Number of Accounts	Assets (in thousands) ($)
Blair A. Boyer	1	8,824,449	0	0	0	0
Michael A. Del Balso	0	0	0	0	0	0
Natasha Kuhlkin, CFA	0	0	0	0	0	0
Kathleen A. McCarragher	1	8,824,449	0	0	0	0
Ownership of the  Fund and Similarly Managed Accounts
The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of  December 31, 2022.  For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Blair A. Boyer	Over $1,000,000
Michael A. Del Balso	Over $1,000,000
Natasha Kuhlkin, CFA	Over $1,000,000
Kathleen A. McCarragher	Over $1,000,000
1	As of December 31, 2022, Blair A. Boyer, Michael A. Del Balso, Natasha Kuhlkin, and Kathleen A. McCarragher beneficially owned $0, $0, $0, and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the  incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•
Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.

•
Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

•
Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•
Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, and the allocation of transactions across multiple accounts.

•
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

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•
Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison has adopted a conflicts of interest policy and procedures.

•	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

COMPENSATION
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.
Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:

•
One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Qualitative factors such as teamwork and responsiveness;

•
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•	Historical and long-term business potential of the product strategies.

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MANULIFE INVESTMENT MANAGEMENT (NORTH AMERICA) LIMITED
(“Manulife IM (NA)”)
500 INDEX TRUST
MID CAP INDEX TRUST
SMALL CAP INDEX TRUST
TOTAL STOCK MARKET INDEX TRUST

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
Boncana Maiga, CFA, CIM  and Ashikhusein Shahpurwala, CFA are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund and similarly managed accounts.
The following table reflects information as of December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Boncana Maiga	2	11	59	5,255	35	7,385
Ashikhusein Shahpurwala	2	11	59	5,255	35	7,385
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Boncana Maiga	0	0	0	0	0	0
Ashikhusein Shahpurwala	0	0	0	0	0	0
Ownership of the  Funds  and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Boncana Maiga	None
Ashikhusein Shahpurwala	None
1	As of December 31, 2022, Boncana Maiga and Ashikhusein Shahpurwala beneficially owned $0 and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
While funds managed by each of the portfolio managers may have many similarities, Manulife IM (NA) has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.
The Firm recognizes that a potential conflict exists when a portfolio manager is responsible for more than one account and that such a conflict can be most apparent when one portfolio has a higher fee than another portfolio or where the Firm can be both long and short the same name. We seek to manage these potential conflicts through:

•	Policies and procedures

•	Investment restrictions on portfolio managers who manage hedge funds as well as other accounts

•	Internal review processes

•	Oversight to ensure that no one client is intentionally favored at the expense of another

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Additionally, portfolio managers are offered incentives that are reasonably designed to ensure that there is proper alignment of both short- and long-term interests. Their potential bonus payouts are based upon investment performance of all accounts over 1-, 3- and 5-year time periods. The performance of each account is measured relative to an appropriate peer group benchmark.
COMPENSATION
Investment professionals are compensated with a combination of base salary, short-term and long-term incentives as detailed below.
Base Salaries
Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.
Short-Term Incentives
Short-term incentives take the form of annual cash awards. Target awards are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These incentives are tied to performance against various objective and subjective measures, and include:

•
Investment Performance – performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.

•	Financial Performance – performance of John Hancock Asset Management and its parent corporation.

•
Non-Investment Performance – derived from the intangible contributions an investment professional brings to John  Hancock Asset Management, including: new strategy idea generation, professional growth and development, as well as management, where applicable.

Long-Term Incentives
All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a deferred incentive plan. One hundred percent of the eligible investments are strategies managed by the team/investment professional as well as other John  Hancock Asset Management strategies.
Annual Cash Awards
Manulife Equity Awards
Investment professionals that are considered officers of Manulife Financial receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.
In addition to the above, compensation may also include a revenue component for an investment team, which is considered part of a team’s total compensation. The revenue component is derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.
Other Compensation
In the US, employees are offered a full range of benefits and programs to meet the needs of today’s multi-faceted and diverse workforce.
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MANULIFE INVESTMENT MANAGEMENT (US) LLC
(“Manulife IM (US)”)
ACTIVE BOND TRUST
FINANCIAL INDUSTRIES TRUST
FUNDAMENTAL ALL CAP CORE TRUST
FUNDAMENTAL LARGE CAP VALUE TRUST
GLOBAL EQUITY TRUST
LIFESTYLE PORTFOLIOS
MANAGED VOLATILITY PORTFOLIOS
SELECT BOND TRUST
SHORT-TERM GOVERNMENT INCOME TRUST
STRATEGIC EQUITY ALLOCATION TRUST
STRATEGIC INCOME OPPORTUNITIES TRUST
TOTAL BOND MARKET TRUST
ULTRA SHORT TERM BOND TRUST

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
The following table shows the portfolio managers at  Manulife IM (US) who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios (or portion thereof).

Fund	Portfolio Managers
Active Bond Trust	Peter M. Farley, CFA, Howard C. Greene, CFA, Jeffrey N. Given, CFA, David A. Bees, CFA, Pranay Sonalkar, and Connor Minnaar, CFA
Financial Industries Trust	Susan A. Curry and Ryan P. Lentell, CFA
Fundamental All Cap Core Trust	Emory (Sandy) Sanders, CFA and Jonathan T. White, CFA
Fundamental Large Cap Value Trust	Emory (Sandy) Sanders, CFA and Nicholas Renart
Global Equity Trust	Paul Boyne, Stephen Hermsdorf, Edward Ritchie*, and Felicity Smith
Lifestyle Portfolios	Geoffrey Kelley, CFA, David Kobuszewski, CFA, Robert Sykes, CFA, and Nathan Thooft, CFA
Managed Volatility Portfolios	Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, and Jeffrey Wu
Select Bond Trust and Ultra Short Term Bond Trust	Howard C. Greene, CFA, Jeffrey N. Given, CFA, Pranay Sonalkar, and Connor Minnaar, CFA
Short-Term Government Income Trust	Howard C. Greene, CFA, Jeffrey N. Given, CFA, and Connor Minnaar, CFA
Strategic Equity Allocation Trust	Matthew Murphy, CFA and Nathan Thooft, CFA
Strategic Income Opportunities Fund	Kisoo Park, Thomas C. Goggins, Christopher M. Chapman, CFA, and Bradley L. Lutz, CFA
Total Bond Market Trust	Peter M. Farley, CFA
*Effective November 30, 2023, Edward Ritchie, ASIP, will be added as a portfolio manager of the fund.
The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and any similarly managed accounts.
The following table reflects information  as of  December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
David A. Bees	2	331	2	581	4	1,794
Paul Boyne	1	696	11	1,020	2	795
Christopher M. Chapman	4	5,629	49	15,323	13	2,934
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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Susan A. Curry	4	4,824	2	251	0	0
Peter M. Farley	2	331	2	581	4	1,794
Jeffrey N. Given	13	25,938	34	7,756	20	10,828
Thomas C. Goggins	4	5,629	49	15,377	13	2,934
Howard C. Greene	12	25,734	35	7,757	20	10,828
Stephen Hermsdorf	1	696	10	839	2	795
Geoffrey Kelley	3	129	20	1,023	0	0
David Kobuszewski	0	0	17	136	0	0
Ryan P. Lentell	3	2,424	2	251	0	0
Bradley L. Lutz	4	5,629	46	15,250	13	2,934
Connor Minnaar	13	29,594	29	5,561	19	10,578
Matthew Murphy	1	3,973	0	0	0	0
Kisoo Park	4	5,629	48	15,376	13	2,934
Nicholas Renart	1	5	0	0	0	0
Emory W. Sanders, Jr.	4	5,048	28	6,399	9	2,810
Felicity Smith	1	696	10	839	2	795
Pranay Sonalkar	10	25,469	34	7,670	15	8,199
Robert Sykes	44	41,888	17	136	0	0
Nathan W. Thooft	47	46,719	38	11,063	0	0
Jonathan T. White	4	5,048	23	4,967	9	2,810
Jeffrey Wu	0	0	0	0	0	0
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
David A. Bees	0	0	0	0	1	95
Paul Boyne	0	0	0	0	1	672
Christopher M. Chapman	0	0	0	0	0	0
Susan A. Curry	0	0	0	0	0	0
Peter M. Farley	0	0	0	0	1	95
Jeffrey N. Given	0	0	0	0	0	0
Thomas C. Goggins	0	0	0	0	0	0
Howard C. Greene	0	0	0	0	0	0
Stephen Hermsdorf	0	0	0	0	1	672
Geoffrey Kelley	0	0	0	0	0	0
David Kobuszewski	0	0	0	0	0	0
Ryan P. Lentell	0	0	0	0	0	0
Bradley L. Lutz	0	0	0	0	0	0
Connor Minnaar	0	0	0	0	0	0
Matthew Murphy	0	0	0	0	0	0
Kisoo Park	0	0	0	0	0	0
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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Nicholas Renart	0	0	0	0	0	0
Emory W. Sanders, Jr.	0	0	0	0	4	1,134
Felicity Smith	0	0	0	0	1	672
Pranay Sonalkar	0	0	0	0	0	0
Robert Sykes	0	0	0	0	0	0
Nathan W. Thooft	0	0	0	0	0	0
Jonathan T. White	0	0	0	0	4	1,134
Jeffrey Wu	0	0	0	0	0	0
Ownership of the  Funds  and Similarly Managed Accounts
The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of  December 31, 2022.  For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.
Only those portfolio managers that owned shares of a Fund and/or shares of similarly manager accounts are shown.

Portfolio Manager	Dollar Range of Shares Owned[1]
David A. Bees	None
Paul Boyne	Over $1,000,000
Christopher M. Chapman	$100,001 - $500,000
Susan A. Curry	$500,001 - $1,000,000
Peter M. Farley	None
Jeffrey N. Given	Over $1,000,000
Thomas C. Goggins	Over $1,000,000
Howard C. Greene	Over $1,000,000
Stephen Hermsdorf	$500,001 - $1,000,000
Geoffrey Kelley	None
David Kobuszewski	None
Ryan P. Lentell	$500,001 - $1,000,000
Bradley L. Lutz	$100,001 - $500,000
Connor Minnaar	None
Matthew Murphy	None
Kisoo Park	Over $1,000,000
Nicholas Renart	None
Emory W. Sanders, Jr.	Over $1,000,000
Felicity Smith	None
Pranay Sonalkar	$50,001 - $100,000
Robert Sykes	None
Nathan W. Thooft	None
Jonathan T. White	$100,001 - $500,000
Jeffrey Wu	None
1	As of December 31, 2022, David A. Bees, Paul Boyne, Christopher M. Chapman, Susan A. Curry, Peter M. Farley, Jeffrey N. Given, Thomas C. Goggins, Howard C. Greene, Stephen Hermsdorf, Geoffrey Kelley, David Kobuszewski, Ryan P. Lentell, Bradley L. Lutz, Connor Minnaar, Matthew Murphy, Kisoo Park, Nicholas Renart, Emory W. Sanders, Felicity Smith, Pranay Sonalkar, Jr., Robert Sykes, Nathan W. Thooft, Jonathan T. White, and Jeffrey Wu beneficially owned $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, and $0, respectively, of the fund.
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POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the funds as well as one or more other accounts. The Advisor and Manulife IM (US) (the “Subadvisor”) have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation” below.

•
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•
A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION
The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the funds.

•
Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•
Incentives. Only investment professionals are eligible to participate in the short- and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

○	Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year

126

periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance. This is the most heavily weighted factor.

○	Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

○
Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

○
In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.

•
Manulife equity awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

•
Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individual as well as other Manulife Investment Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Peer Group and/or Benchmark Index for Incentive Period
Active Bond Trust	Morningstar US OE Insurance Intermediate Core-Plus Bond
Financial Industries Trust	Morningstar US OE Insurance Financial
Fundamental All Cap Core Trust	Morningstar US OE Insurance Large Growth
Fundamental Large Cap Value Trust	Morningstar US OE Insurance Large Value
Global Equity Trust	Morningstar US OE Insurance World Large Stock
Lifestyle Portfolios	Morningstar US OE Insurance Allocation
Managed Volatility Portfolios	Morningstar US OE Insurance Allocation
Select Bond Trust	Morningstar US OE Insurance Intermediate Core Bond
Short-Term Government Income Trust	Morningstar US OE Insurance Short Government
Strategic Equity Allocation Trust	Morningstar US OE Insurance Allocation
Strategic Income Opportunities Trust	Morningstar US OE Insurance Multisector Bond
Total Bond Market Trust	Morningstar US OE Insurance Intermediate Core Bond
Ultra Short Term Bond Trust	Morningstar US OE Insurance Ultrashort Bond

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SSGA FUNDS MANAGEMENT, INC.
(“SSGA FM”)

INTERNATIONAL EQUITY INDEX TRUST
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
Thomas Coleman, CFA  and Karl Schneider, CAIA  are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.
The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund and similarly managed accounts.
The following table reflects information as of  December 31, 2022:

	Other Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Thomas Coleman	134	834,946	367	667,672	522	473,294
Karl Schneider	134	834,946	367	667,672	522	473,294
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Thomas Coleman	0	0	0	0	0	0
Karl Schneider	0	0	0	0	0	0
*Please note that the assets are managed on a team basis. This table refers to accounts of the Global Equity Beta Solutions Group of State Street Global Advisors (“SSGA”). SSGA FM and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation.
Ownership of the  Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Thomas Coleman	None
Karl Schneider	None
1	As of December 31, 2022, Thomas Coleman and Karl Schneider beneficially owned $0 and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the
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portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSGA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of SSGA FM’s and the SSGA Trusts’ Code of Ethics.
COMPENSATION
SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

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T. ROWE PRICE ASSOCIATES, INC.
(“T. Rowe Price”)
T. ROWE PRICE INVESTMENT MANAGEMENT, INC. IS SUB-SUBADVISOR TO CAPITAL APPRECIATION VALUE TRUST AND SMALL COMPANY VALUE TRUST

BLUE CHIP GROWTH TRUST
CAPITAL APPRECIATION VALUE TRUST
EQUITY INCOME TRUST
HEALTH SCIENCES TRUST
MID VALUE TRUST
SCIENCE & TECHNOLOGY TRUST
SMALL COMPANY VALUE TRUST
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
The following table shows the portfolio managers at T. Rowe Price who are primarily responsible, or jointly and primarily responsible, for the day-to-day management of each stated Fund’s portfolio.

Fund	Portfolio Managers
Blue Chip Growth Trust	Paul Greene II
Capital Appreciation Value Trust	David R. Giroux, CFA
Equity Income Trust	John D. Linehan, CFA
Health Sciences Trust	Ziad Bakri, MD, CFA
Mid Value Trust	Vincent DeAugustino
Science & Technology Trust	Ken Allen* Anthony Wang*
Small Company Value Trust	J. David Wagner, CFA
*Effective October 1, 2023, Anthony Wang will be added as a portfolio manager of the fund, and effective January 1, 2024, Ken Allen will no longer serve as a portfolio manager of the fund.
The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund that he manages and similarly managed accounts.
The following table reflects information as of December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Ken Allen	3	5,757,442,900	2	53,074,059	0	0
Ziad Bakri	4	17,405,810,457	4	2,651,252,717	0	0
Vincent DeAugustino	4	14,461,175,311	2	5,756,022,314	0	0
David R. Giroux	6	70,590,394,068	1	587,508,728	0	0
Paul Greene II	9	60,911,586,128	30	26,412,349,704	5	2,546,736,215
John D. Linehan	17	34,622,512,440	31	18,803,106,060	13	2,302,490,340
J. David Wagner	3	10,947,175,033	5	4,806,167,830	0	0
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Ken Allen	0	0	0	0	0	0
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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Ziad Bakri	0	0	0	0	0	0
Vincent DeAugustino	0	0	0	0	0	0
David R. Giroux	0	0	0	0	0	0
Paul Greene II	0	0	0	0	0	0
John D. Linehan	0	0	0	0	0	0
J. David Wagner	0	0	0	0	0	0
Ownership of the  Funds  and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Ken Allen	None
Ziad Bakri	None
Vincent DeAugustino	None
David R. Giroux	None
Paul Greene II	None
John D. Linehan	None
J. David Wagner	None
1	As of December 31, 2022, Ken Allen, Ziad Bakri, Vincent DeAugustino, David R. Giroux, Paul Greene II, John D. Linehan, and J. David Wagner beneficially owned $0, $0, $0, $0, $0, $0, and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should
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be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the Price Funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.

Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
COMPENSATION
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
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WELLINGTON MANAGEMENT COMPANY LLP
(“Wellington Management”)
INVESTMENT QUALITY BOND TRUST
MID CAP GROWTH TRUST
OPPORTUNISTIC FIXED INCOME  TRUST
REAL ESTATE SECURITIES TRUST
SMALL CAP STOCK TRUST
SMALL CAP VALUE TRUST
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
The following table shows the portfolio managers at Wellington Management who are primarily responsible, or jointly and primarily responsible, for the day-to-day management of the stated funds’ portfolios.

Fund	Portfolio Managers
Investment Quality Bond Trust	Robert D. Burn, CFA, Campe Goodman, CFA, and Joseph F. Marvan, CFA
Mid Cap Growth Trust	Mario E. Abularach, CFA, and Stephen Mortimer
Opportunistic Fixed Income Trust	Brian M. Garvey and Brij S. Khurana
Real Estate Securities Trust	Bradford D. Stoesser
Small Cap Stock Trust	Ranjit Ramachandran, CFA
Small Cap Value Trust	Edmond C. Griffin, CFA, Shaun F. Pedersen, and Danielle S. Williams, CFA
The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund that he or she manages and similarly managed accounts.
The following table reflects information as of December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Mario E. Abularach	1	3,915,532,512	0	0	1	1,583,198
Robert D. Burn	18	12,040,903,693	14	7,654,999,938	45	14,767,644,012
Brian M. Garvey	3	258,988,336	23	8,450,403,431	7	554,621,054
Campe Goodman	18	12,040,903,693	18	8,656,351,869	49	14,979,371,004
Edmond C. Griffin	3	604,685,555	5	767,484,691	17	1,542,968,197
Brij S. Khurana	2	89,577,788	5	1,237,587,413	1	67,707,947
Joseph F. Marvan	20	29,402,541,741	26	8,912,093,280	76	30,092,849,898
Stephen Mortimer	9	8,456,276,666	7	306,771,038	4	506,239,195
Shaun F. Pedersen	4	653,537,857	5	767,484,691	17	1,542,968,197
Ranjit Ramachandran	5	1,296,541,185	10	57,416,855	4	96,874,460
Bradford D. Stoesser	13	1,624,172,618	37	734,620,183	64	1,245,360,283
Danielle S. Williams	3	604,685,555	5	767,484,691	17	1,542,968,197
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Mario E. Abularach	0	0	0	0	0	0
Robert D. Burn	0	0	0	0	1	151,540,870
Brian M. Garvey	0	0	6	4,508,340,729	0	0
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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Campe Goodman	0	0	0	0	1	151,540,870
Edmond C. Griffin	0	0	1	132,947,085	0	0
Brij S. Khurana	0	0	1	680,741,500	0	0
Joseph F. Marvan	0	0	0	0	1	151,540,870
Stephen Mortimer	0	0	1	66,713,078	1	225,637,910
Shaun F. Pedersen	0	0	1	132,947,085	0	0
Ranjit Ramachandran	0	0	2	1,779,533	0	0
Bradford D. Stoesser	2	2,923,284	6	89,052,881	8	361,267,185
Danielle S. Williams	0	0	1	132,947,085	0	0
Ownership of the  Funds  and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Mario E. Abularach	None
Robert D. Burn	None
Brian M. Garvey	None
Campe Goodman	None
Edmond C. Griffin	$1 - $10,000
Brij S. Khurana	None
Joseph F. Marvan	None
Stephen Mortimer	$100,001 - $500,000
Shaun F. Pedersen	Over $1,000,000
Ranjit Ramachandran	None
Bradford D. Stoesser	$50,001 - $100,000
Danielle S. Williams	$50,001 - $100,000
1	As of December 31, 2022, Mario E. Abularach, Robert D. Burn, Brian M. Garvey, Campe Goodman, Edmond C. Griffin, Brij S. Khurana, Joseph F. Marvan, Stephen Mortimer, Shaun F. Pedersen, Ranjit Ramachandran, Bradford D. Stoesser, and Danielle S. Williams beneficially owned $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant fund. The Investment Professionals make investment decisions for each account, including the relevant fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the relevant fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant fund and one or more other accounts at or about the same time. In those
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instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the relevant fund. Messrs. Burn, Garvey, Goodman, Griffin, Khurana, Marvan, Mortimer, Pedersen, Ramachandran, and Stoesser also manage accounts that pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to the Investment Professional are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through our policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after-the-fact monitoring and review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION
Wellington Management receives a fee based on the assets under management of the funds as set forth in an Investment Subadvisory Agreement between Wellington Management and the Advisor with respect to each fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended December 31, 2022.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for  each other Investment Professional is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.  Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant fund, is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below,  over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.   Messrs.  Abularach, Burn,  Garvey, Goodman, Khurana, Marvan, Mortimer, Pedersen, and Stoesser are Partners.

Fund	Incentive Benchmark(s) / Peer Groups
Investment Quality Bond Trust	Bloomberg U.S. Aggregate Bond Index
Mid Cap Growth Trust	Russell Midcap Growth Index (50%) and Gross Lipper Mid Cap Growth Average (50%)
Opportunistic Fixed Income Trust	Bloomberg Global Aggregate Bond Index (USD Hedged)
Real Estate Securities Trust	Dow Jones U.S. Select REIT Index
Small Cap Stock Trust	Russell 2000 Growth Index
Small Cap Value Trust	Russell 2000 Value Index (Pedersen)

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WESTERN ASSET MANAGEMENT COMPANY, LLC
(“WAMCO”)
WESTERN ASSET MANAGEMENT COMPANY LIMITED IS SUB-SUBADVISOR
HIGH YIELD TRUST
PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED
The following table shows the portfolio managers at WAMCO who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
High Yield Trust	Michael C. Buchanan, Walter E. Kilcullen, and S. Kenneth Leech
The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and any similarly managed accounts.
The following table reflects information  as of  December 31, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Michael C. Buchanan	31	16,787	64	18,684	152	50,591
Walter E. Kilcullen	6	3,580	13	6,068	22	2,982
S. Kenneth Leech	94	146,825	316	70,472	638	177,250
Performance-Based Fees for Other Accounts Managed.  Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Michael C. Buchanan	0	0	6	1,299	7	2,501
Walter E. Kilcullen	0	0	2	208	0	0
S. Kenneth Leech	0	0	26	2,738	26	15,163
Note: The numbers above reflect the overall number of portfolios managed by WAMCO. Mr. Leech is involved in the management of all the firm’s portfolios, but is not solely responsible for particular portfolios. WAMCO’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.
Ownership of the  Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned[1]
Michael C. Buchanan	None
Walter E. Kilcullen	None
S. Kenneth Leech	None
1	As of December 31, 2022, Michael C. Buchanan, Walter E. Kilcullen, and S. Kenneth Leech beneficially owned $0, $0 and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
WAMCO has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
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It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, WAMCO or an affiliate has an interest in the account. WAMCO has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With regard to side-by-side management of funds in which compensation for management of some of the funds may be tied to performance, Western Asset maintains specific trade allocation procedures to avoid any conflict of interest. WAMCO’s trade allocation policies do not distinguish between accounts with standard and performance-based fees. The Legal & Compliance Department reviews the activities in accounts with performance fees and the Firm’s trade allocations to ensure WAMCO’s investment decisions are consistent with its fiduciary duties and conducted in a fair and equitable manner relative to its other accounts with similar investment objectives and mandates.
With respect to securities transactions for mutual funds, WAMCO determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), WAMCO may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. WAMCO’s team approach to portfolio management and block trading works to limit this potential risk.
WAMCO also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of WAMCO have access to transactions and holdings information regarding client accounts and WAMCO’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, WAMCO maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of WAMCO’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through WAMCO’s compliance monitoring program.
WAMCO may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. WAMCO also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1 - ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
COMPENSATION
At WAMCO, one compensation methodology covers all products and functional areas, including portfolio managers. WAMCO’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and WAMCO as a whole. Standard compensation includes competitive base salaries, employee benefits, incentive bonus and a retirement plan which includes an employer match.
Base Salary. A base salary and total compensation range for each position within WAMCO is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. Compensation benchmarks for all employees are reviewed on an annual basis. The base salary should reflect the fair market value of the employee’s core job responsibilities and is generally without regard to job performance.
Incentive Compensation. Incentive bonuses make up the variable component of Total Compensation and is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role. Incentive compensation awards (cash and deferred bonus) are 100% discretionary. These are structured to reward sector specialists for contributions to WAMCO as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.
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For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current WAMCO and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.
WAMCO offers long-term incentives (in the form of deferred cash which can be allocated within a menu of funds) as part of the discretionary bonus for eligible employees.
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APPENDIX C  – PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Updated December 10, 2019)
Overview
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record.
Investment Company Act
An investment company is required to disclose in its SAI either (a) a summary of the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities or (b) a copy of its proxy voting policies.
A fund is also required by Rule 30b1-4 of the Investment Company Act of 1940 to file Form N-PX annually with the SEC, which contains a record of how the fund voted proxies relating to portfolio securities. For each matter relating to a portfolio security considered at any shareholder meeting, Form N-PX is required to include, among other information, the name of the issuer of the security, a brief identification of the matter voted on, whether and how the fund cast its vote, and whether such vote was for or against management. In addition, a fund is required to disclose in its SAI and its annual and semi-annual reports to shareholders that such voting record may be obtained by shareholders, either by calling a toll-free number or through the fund’s website, at the fund’s option.
Advisers Act
Under Advisers Act Rule 206(4)-6, investment advisers are required to adopt proxy voting policies and procedures, and investment companies typically rely on the policies of their advisers or sub-advisers.
Policy
The Majority of the Independent Board of Trustees (the “Board”) of each registered investment company of the Trusts, has adopted these proxy voting policies and procedures (the “Trust Proxy Policy”).
It is the Advisers’ policy to comply with Rule 206(4)-6 of the Advisers Act and Rule 30b1-4 of the 1940 Act as described above. In general, Advisers defer proxy voting decisions to the sub-advisers managing the Funds. It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund’s respective Adviser or, if the Fund’s Adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each Fund shall vote all proxies relating to securities held by each Fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Advisers Act.
If an instance occurs where a conflict of interest arises between the shareholders and the designated sub-adviser, however, Advisers retain the right to influence and/or direct the conflicting proxy voting decisions in the best interest of shareholders.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Proxy Policy with respect to a Fund shall incorporate that adopted by the Fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Proxy Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Proxy Policy. Each sub-adviser to a Fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the Fund’s adviser and by the Board. Each Adviser to a Fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders
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other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the Adviser to the Fund of Funds or the Trusts will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on by the Fund of Funds
  (a) Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
(b) Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If (1) a sub-adviser to a Fund becomes aware that a vote presents a material conflict between the interests of (a) shareholders of the Fund; and (b) the Fund’s Adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Proxy Policy or the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy when voting such proxies.
If a Sub-adviser Proxy Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Proxy Policy or abstain from voting the proxies.
Proxy Voting Committee(s)
The Advisers will from time to time, and on such temporary or longer-term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures. Requested shareholder proposals or other Shareholder Advocacy in the name of a Fund must be submitted for consideration pursuant to the Shareholder Advocacy Policy and Procedures.
Securities Lending Program
Certain of the Funds participate in a securities lending program with the Trusts through an agent lender. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
The Trust shall include in its SAI a summary of the Trust Proxy Policy and of the Sub-adviser Proxy Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Proxy Policy and Sub-adviser Proxy Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30 are available on the Securities
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and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. The Fund Administration Department is responsible for preparing appropriate disclosure regarding proxy voting for inclusion in shareholder reports and distributing reports. The Legal Department supporting the Trusts is responsible for reviewing such disclosure once it is prepared by the Fund Administration Department.
Filing of Proxy Voting Record on Form N-PX
The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The Fund Administration department, supported by the Legal Department supporting the Trusts, is responsible for the annual filing.
Regulatory Requirement
Rule 206(4)-6 of the Advisers Act and Rule 30b1-4 of the 1940 Act
Reporting
Disclosures in SAI: The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30.
Form N-PX: The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.
Procedure
Review of Sub-advisers’ Proxy Voting The Trusts have delegated proxy voting authority with respect to Fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each sub-adviser is responsible for the following:
1. Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trusts.
2. Providing the Advisers with a copy and description of the Sub-adviser Proxy Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Proxy Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Advisers with notice of any amendment or revision to that Sub-adviser Proxy Policy or with a description thereof. The Advisers are required to report all material changes to a Sub-adviser Proxy Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Proxy Policy during the period covered by the report.
3. Providing the Adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Proxy Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Proxy Policy, the sub-adviser will provide the Adviser with a report detailing the exceptions.
Adviser Responsibilities The Trusts have retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The Advisers, in accordance with their general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1. Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.
2. Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.
3. Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.
Proxy Voting Service Responsibilities Proxy voting services retained by the Trusts are required to undertake the following procedures:
• Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third-party voting services.
• Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1. multiple report export options;
2. report customization by fund-account, portfolio manager, security, etc.; and
3. account details available for vote auditing.
• Form N-PX Preparation and Filing:
The Advisers will be responsible for oversight and completion of the filing of the Trusts’ reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service
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will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year. The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.
The Fund Administration Department in conjunction with the CCO oversees compliance with this policy.
The Fund Administration Department maintains operating procedures affecting the administration and disclosure of the Trusts’ proxy voting records.
The Trusts’ Chief Legal Counsel is responsible for including in the Trusts’ SAI information regarding the Advisers’ and each sub-advisers proxy voting policies as required by applicable rules and form requirements.
Key Contacts
Investment Compliance
Escalation/Reporting Violations
All John Hancock employees are required to report any known or suspected violation of this policy to the CCO of the Funds.
Related Policies and Procedures
7B Registration Statements and Prospectuses
Document Retention Requirements
The Fund Administration Department and The CCO’s Office is responsible for maintaining all documentation created in connection with this policy. Documents will be maintained for the period set forth in the Records Retention Schedule. See Compliance Policy: Books and Records.
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JOHN HANCOCK VARIABLE TRUST ADVISERS LLC
JOHN HANCOCK INVESTMENT MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES
Updated  December 1, 2019

Overview
The SEC adopted Rule 206(4)-6 under the Advisers Act, which requires investment advisers with voting authority to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes client securities in the best interest of clients. The procedures must include how the investment adviser addresses material conflicts that may arise between the interests of the investment adviser and those of its clients. The Advisers are registered investment advisers under the Advisers Act and serve as the investment advisers to the Funds. The Advisers generally retain one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Advisers may elect to manage directly the assets of a Fund, including voting proxies with respect to such Fund’s portfolio securities, or a Fund’s Board may otherwise delegate to the Advisers authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client.
Firms are required by Advisers Act Rule 204-2(c)(2) to maintain records of their voting policies and procedures, a copy of each proxy statement that the investment adviser receives regarding client securities, a record of each vote cast by the investment adviser on behalf of a client, a copy of any document created by the investment adviser that was material to making a decision how to vote proxies on behalf of a client, and a copy of each written client request for information on how the adviser voted proxies on behalf of the client, as well as a copy of any written response by the investment adviser to any written or oral client request for information on how the adviser voted that client’s proxies.
Investment companies must disclose information about the policies and procedures used to vote proxies on the investment company’s portfolio securities and must file the fund’s proxy voting record with the SEC annually on Form N-PX.
Pursuant thereto, the Advisers have adopted and implemented these proxy voting policies and procedures (the “Proxy Procedures”).
Policy
It is the Advisers’ policy to comply with Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act as described above. In general, the Advisers delegate proxy voting decisions to the sub-advisers managing the funds. If an instance occurs where a conflict of interest arises between the shareholders and a particular sub-adviser, however, the Adviser retains the right to influence and/or direct the conflicting proxy voting decisions.
Regulatory Requirement
Rule 206(4)-6 under the Advisers Act
Reporting
Form-N-PX
Advisers will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to these Proxy Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Proxy Procedures during the period covered by the report.
If the Advisers or the Designated Person vote any proxies in a manner inconsistent with either these Proxy Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.
Procedure
Fiduciary Duty
The Advisers have a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies - Advisers
The Advisers will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s Board. The decision on how to vote a proxy will be made by the person(s) to whom the Advisers have from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) or a Proxy Voting Committee, as described below.
When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:
• The Designated Person will vote based on what it believes is in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.
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• Each voting decision will be made independently. To assist with the analysis of voting issues and/or to carry out the actual voting process the Designated Person may enlist the services of (1) reputable professionals (who may include persons employed by or otherwise associated with the Advisers or any of its affiliated persons) or (2) independent proxy evaluation services such as Institutional Shareholder Services. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.
• The Advisers believe that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management. In general, the Designated Person will vote as recommended by company management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.
• As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same investment mandates.
• The Advisers will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Advisers’ voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Advisers will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Advisers or any of its affiliated persons. Affiliates of the Advisers include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Advisers or any of their affiliates has a substantial equity or other interest.
If the Advisers or a Designated Person become aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Advisers’ Legal Department and/or the Office of the CCO. If the Legal Department and/or the Office of the CCO, as applicable determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Advisers or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a Fund of Funds in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Advisers will from time to time, and on such temporary or longer-term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures. Requested shareholder proposals or other Shareholder Advocacy must be submitted for consideration pursuant to the Shareholder Advocacy Policy and Procedures.
Voting of Proxies - SubAdvisers In the case of proxies voted by a sub-adviser to a Fund pursuant to the Fund’s proxy voting procedures, the Advisers will request the sub-adviser to certify to the Advisers that the sub-adviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Proxy Procedures and to provide the Advisers with a report detailing any instances where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The COO of the Advisers will then report to the Board on a quarterly basis regarding the sub-adviser certification and report to the Board any instance where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
The Fund Administration Department maintains procedures affecting all administration functions for the mutual funds. These procedures detail the disclosure and administration of the Trust’s proxy voting records.
The Trust’s Chief Legal Counsel is responsible for including, in the SAI of each Trust, information about the proxy voting of the Advisers and each sub-adviser.
Reporting to Fund Boards
The CCO of the Advisers will provide the Board with a copy of these Proxy Procedures, accompanied by a certification that represents that the Proxy Procedures have been adopted by the Advisers in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Advisers will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to these Proxy Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Proxy Procedures during the period covered by the report.
If the Advisers or the Designated Person vote any proxies in a manner inconsistent with either these Proxy Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.
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Key Contacts
Investment Compliance
Escalation/Reporting Violations
All John Hancock employees are required to report any known or suspected violation of this policy to the CCO of the Funds.
Related Policies and Procedures
N/A
Document Retention Requirements
The Advisers will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Proxy Procedures as may be required from time to time by applicable law and regulations, including the following:
1. These Proxy Procedures and all amendments hereto;
2. All proxy statements received regarding Fund portfolio securities;
3. Records of all votes cast on behalf of a Fund;
4. Records of all Fund requests for proxy voting information;
5. Any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;
6. All records relating to communications with the Funds regarding Conflicts; and
7. All minutes of meetings of Proxy Voting Committees.
The Office of the CCO, and/or the Legal Department are responsible for maintaining the documents set forth above as needed and deemed appropriate. Such documents will be maintained in the Office of the CCO, and/or the Legal Department for the period set forth in the Records Retention Schedule.
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MANULIFE INVESTMENT MANAGEMENT
GLOBAL PROXY VOTING POLICY
AND PROCEDURES
April 2021

Executive summary
Each investment team at Manulife Investment Management (Manulife IM)1 is responsible for investing in line with its investment philosophy and clients’ objectives. Manulife IM’s approach to proxy voting aligns with its organizational structure and encourages best practices in governance and management of environmental and social risks and opportunities. Manulife IM has adopted and implemented proxy voting policies and procedures to ensure that proxies are voted in the best interests of its clients for whom it has proxy voting authority.
This global proxy voting policy and procedures (policy) applies to each of the Manulife IM advisory affiliates listed in Appendix A. In seeking to adhere to local regulatory requirements of the jurisdiction in which an advisory affiliate operates, additional procedures specific to that affiliate may be implemented to ensure compliance, where applicable. The policy is not intended to cover every possible situation that may arise in the course of business, but rather to act as a decision-making guide. It is therefore subject to change and interpretation from time to time as facts and circumstances dictate.
Statement of policy

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The right to vote is a basic component of share ownership and is an important control mechanism to ensure that a company is managed in the best interests of its shareholders. Where clients delegate proxy voting authority to Manulife IM, Manulife IM has a fiduciary duty to exercise voting rights responsibly.

•
Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, it will seek to ensure proxies are received and voted in the best interests of the client with a view to maximize the economic value of their equity securities, unless it determines that it is in the best interests of the client to refrain from voting a given proxy.

•
If there is any potential material proxy-related conflict of interest between Manulife IM and its clients, identification and resolution processes are in place to provide for determination in the best interests of the client.

•	Manulife IM will disclose information about its proxy voting policies and procedures to its clients.

•	Manulife IM will maintain certain records relating to proxy voting.

Philosophy on sustainable investing
Manulife IM’s commitment to sustainable investment2 is focused on protecting and enhancing the value of our clients’ investments and, as active owners in the companies in which we invest, we believe that voting at shareholder meetings can contribute to the long-term sustainability of our investee companies. Manulife IM will seek to exercise the rights and responsibilities associated with equity ownership, on behalf of its clients, with a focus on maximizing long-term shareholder returns, as well as enhancing and improving the operating strength of the companies to create sustainable value for shareholders.
Manulife IM invests in a wide range of securities across the globe, ranging from large multinationals to smaller early stage companies, and from well-developed markets to emerging and frontier markets. Expectations of those companies vary by market to reflect local standards, regulations and laws. Manulife IM believes, however, that successful companies across regions are generally better positioned over the long-term if they have:

•	Robust oversight, including a strong and effective board with independent and objective leaders working on behalf of shareholders;

•
Mechanisms to mitigate risk such as effective internal controls, board expertise covering a firm’s unique risk profile, and routine use of key performance indicators to measure and assess long-term risks;

•	A management team aligned with shareholders through remuneration structures that incentivize long-term performance through the judicious and sustainable stewardship of company resources;

•	Transparent and thorough reporting of the components of the business that are most significant to shareholders and stakeholders with focus on the firm’s long-term success; and

•	Management focused on all forms of capital including environmental, social, and human capital.

The Manulife Investment Management voting principles (voting principles) outlined in Appendix B provide guidance for our voting decisions. An active decision to invest in a firm reflects a positive conviction in the investee company and we generally expect to be supportive of management for that reason. Manulife IM may seek to challenge management’s recommendations, however, if they contravene these voting principles or Manulife IM otherwise determines that doing so is in the best interest of its clients.
Manulife IM also regularly engages with boards and management on environmental, social or corporate governance issues consistent with the principles stipulated in our sustainable investing statement and our ESG  engagement policy. Manulife IM may, through these engagements, request certain changes of the portfolio company to mitigate risks or maximize opportunities. In the context of preparing for a shareholder meeting, Manulife IM will review progress on requested changes for those companies engaged. In an instance where Manulife IM determines that the issuer has not made sufficient improvements on an issue, then we may take voting action to demonstrate our concerns.
In rare circumstances, Manulife IM may consider filing, or co-filing, a shareholder resolution at an investee company. This may occur where our team has engaged with management regarding a material sustainability risk or opportunity, and where we determine that the company has not made
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satisfactory progress on the matter within a reasonable time period. Any such decision will be in the sole discretion of Manulife IM and acted on where we believe filing, or co-filing, a proposal is in the best interests of our clients.
Manulife IM may also divest of holdings in a company where portfolio managers are dissatisfied with company financial performance, strategic direction, and/or management of material sustainability risks or opportunities.
Procedures
Receipt of ballots and proxy materials
Proxies received are reconciled against the client’s holdings, and the custodian bank will be notified if proxies have not been forwarded to the proxy service provider when due.
Voting proxies
Manulife IM has adopted the voting principles contained in Appendix B of this policy.
Manulife IM has deployed the services of a proxy voting services provider to ensure the timely casting of votes, and to provide relevant and timely proxy voting research to inform our voting decisions. Through this process, the proxy voting services provider populates initial recommended voting decisions that are aligned with the Manulife IM voting principles outlined in Appendix B. These voting recommendations are then submitted, processed, and ultimately tabulated. Manulife IM retains the authority and operational functionality to submit different voting instructions after these initial recommendations from the proxy voting services provider have been submitted, based on Manulife IM’s assessment of each situation. As Manulife IM reviews voting recommendations and decisions, as articulated below, Manulife IM will often change voting instructions based on those reviews. Manulife IM periodically reviews the detailed policies created by the proxy voting service provider to ensure consistency with our voting principles, to the extent this is possible.
Manulife IM also has procedures in place to review additional materials submitted by issuers often in response to voting recommendations made by proxy voting service providers. Manulife IM will review additional materials related to proxy voting decisions in those situations where Manulife IM becomes aware of those additional materials, is considering voting contrary to management, and where Manulife IM owns 2% or more of the subject issuer as aggregated across the funds.
Portfolio managers actively review voting options and make voting decisions for their holdings. Where Manulife IM holds a significant ownership position in an issuer, the rationale for a portfolio manager’s voting decision is specifically recorded, including whether the vote cast aligns with the recommendations of the proxy voting services provider or has been voted differently. A significant ownership position in an investment is defined as those cases where Manulife IM holds at least 2% of a company’s issued share capital in aggregate across all Manulife IM client accounts.
The Manulife IM ESG  research and integration team (ESG  team) is an important resource for portfolio management teams on proxy matters. This team provides advice on specific proxy votes for individual issuers if needed. ESG  team advice is supplemental to the research and recommendations provided by our proxy voting services provider. In particular, ESG analysts actively review voting resolutions for companies in which:

•	Manulife IM’s aggregated holdings across all client accounts represent 2% or greater of issued capital;

•
A meeting agenda includes shareholder resolutions related to environmental and social risk management issues, or where the subject of a shareholder resolution is deemed to be material to our investment decision; or

•	Manulife IM may also review voting resolutions for issuers where an investment team engaged with the firm within the previous two years to seek a change in behavior.

After review, the ESG  team may provide research and advice to investment staff in line with the voting principles.
Manulife IM also has an internal proxy voting working group (working group) comprising senior managers from across Manulife IM including the equity investment team, legal, compliance, and the ESG  team. The working group operates under the auspices of the Manulife IM Public Markets Sustainable Investing Committee. The working group regularly meets to review and discuss voting decisions on shareholder proposals or instances where a portfolio manager recommends a vote different than the recommendation of the proxy voting services provider.
Manulife IM clients retain the authority, and may choose, to lend shareholdings. Manulife IM, however, generally retains the ability to restrict shares from being lent and to recall shares on loan in order to preserve proxy voting rights. Manulife IM is focused in particular on preserving voting rights for issuers where funds hold 2% or more of an issuer as aggregated across funds. Manulife IM has a process in place to systematically restrict and recall shares on a best efforts basis for those issuers where we own an aggregate of 2% or more.
Manulife IM may refrain from voting a proxy where we have agreed with a client in advance to limit the situations in which we will execute votes. Manulife  IM may also refrain from voting due to logistical considerations that may have a detrimental effect on our ability to vote. These issues may include, but are not limited to:

•	Costs associated with voting the proxy exceed the expected benefits to clients;

•	Underlying securities have been lent out pursuant to a client’s securities lending program and have not been subject to recall;

•	Short notice of a shareholder meeting;

•	Requirements to vote proxies in person;

•	Restrictions on a nonnational’s ability to exercise votes, determined by local market regulation;

•	Restrictions on the sale of securities in proximity to the shareholder meeting (i.e. share blocking);

•	Requirements to disclose commercially sensitive information that may be made public (i.e. reregistration);

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•	Requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

•	The inability of a client’s custodian to forward and process proxies electronically.

If a Manulife IM portfolio manager believes it is in the best interest of a client to vote proxies in a manner inconsistent with the policy, the portfolio manager will submit new voting instructions to a member of the ESG  team with rationale for the new instructions. The ESG  team will then support the portfolio manager in developing voting decision rationale that aligns with this policy and the voting principles. The ESG  team will then submit the vote change to the working group. The working group will review the change and ensure that the rationale is sound, and the decision will promote the long-term success of the issuer.
On occasion, there may be proxy votes that are not within the research and recommendation coverage universe of the proxy voting service provider. Portfolio managers responsible for the proxy votes will provide voting recommendations to the ESG  team and those items may be escalated to the working group for review to ensure that the voting decision rationale is sound, and the decision will promote the long-term success of the issuer. the Manulife IM  proxy operations team will be notified of the voting decisions and execute the votes accordingly.
Manulife IM does not engage in the practice of “empty voting” (a term embracing a variety of factual circumstances that result in a partial, or total, separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife IM prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife IM will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions).
Engagement of the proxy voting service provider
Manulife IM has contracted with a third-party proxy service provider to assist with the proxy voting process. Except in instances where a client retains voting authority, Manulife IM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to the proxy service provider.
Manulife IM has engaged its proxy voting service provider to:

•	Research and make voting recommendations;

•	Ensure proxies are voted and submitted in a timely manner;

•	Provide alerts when issuers file additional materials related to proxy voting matters;

•	Perform other administrative functions of proxy voting;

•	Maintain records of proxy statements and provide copies of such proxy statements promptly upon request;

•	Maintain records of votes cast; and

•	Provide recommendations with respect to proxy voting matters in general.

Scope of proxy voting authority
Manulife IM and our clients shape the proxy voting relationship by agreement provided there is full and fair disclosure and informed consent. Manulife IM may agree with clients to other proxy voting arrangements in which Manulife IM does not assume proxy voting responsibility or will only vote in limited circumstances.3
While the application of our fiduciary duty in the context of proxy voting will vary with the scope of the voting authority we assume, we acknowledge the relationship in all cases remains that of a fiduciary to the client. Beyond the general discretion retained by Manulife IM to withhold from voting as outlined above, Manulife IM may enter a specific agreement with a client not to exercise voting authority on certain matters where the cost of voting would be high or the benefit to the client would be low.
Disclosure of proxy votes
Manulife IM may inform company management of our voting intentions ahead of casting the vote. This is in line with Manulife IM’s objective to provide the opportunity for companies to better understand our investment process, policies, and objectives.
We will not intentionally disclose to anyone else, including other investors, our voting intention prior to casting the vote.
Manulife IM keeps records of proxy voting available for inspection by clients, regulatory authorities, or government agencies.
Manulife IM quarterly discloses voting records aggregated across funds.4
Conflicts of interest
Manulife IM has an established infrastructure designed to identify conflicts of interest throughout all aspects of the business. Proxy voting proposals may raise conflicts between the interests of Manulife IM’s clients and the interests of Manulife IM, its affiliates, or employees. Apparent conflicts are reviewed by the working group to determine whether there is a conflict of interest and, if so, whether the conflict is material. Manulife IM shall consider any of the following circumstances a potential material conflict of interest:

•	Manulife IM has a business relationship or potential relationship with the issuer;

•	Manulife IM has a business relationship with the proponent of the proxy proposal; or

•	Manulife IM members, employees, or consultants have a personal or other business relationship with managers of the business such as top-level executives, corporate directors or director candidates.

In addressing any such potential material conflict Manulife IM will seek to ensure proxy votes are cast in the advisory client’s best interests and are not affected by Manulife IM’s potential conflict. In the event a potential material conflict of interest exists, the working group or its designee will either (i)
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review the proxy voting decisions to ensure robust rationale, that the voting decision will protect or enhance shareholder value over the long term, and is in line with the best interest of the client; (ii) vote such proxy according to the specific recommendation of the proxy voting services provider; (iii) abstain; or (iv) request the client vote such proxy. The basis for the voting decision, including the process for the determination of the decision that is in the best interests of the client, is recorded.
Voting shares of Manulife Financial Corporation
Manulife Financial Corporation (MFC) is the publicly listed parent company of Manulife IM. Generally, legislation restricts the ability of a public company (and its subsidiaries) to hold shares in itself within its own accounts. Accordingly, the MFC  share investment policy outlines the limited circumstances in which MFC or its subsidiaries may, or may not, invest or hold shares in MFC on behalf of MFC or its subsidiaries.5
The MFC  share investment policy does not apply to investments made on behalf of unaffiliated third parties, which remain assets of the client.6 Such investing may be restricted, however, by specific client guidelines, other Manulife policies, or other applicable laws.
Where Manulife IM is charged with voting MFC shares, we will execute votes in proportion with all other shareholders (i.e., proportional or echo vote). This is intended to neutralize the effect of our vote on the meeting outcome.
Policy responsibility and oversight
The working group oversees and monitors the policy and Manulife IM’s proxy voting function. The working group is responsible for reviewing regular reports, potential conflicts of interest, vote changes and nonroutine proxy voting items. The working group also oversees the third-party proxy voting service provider. The working group will meet at least monthly and report to the Manulife IM  public markets sustainable investing committee and, where requested, the Manulife IM  operating committee.
Manulife IM’s  proxy operations team is responsible for the daily administration of the proxy voting process for all Manulife IM operations that have contracted with a third-party proxy voting services provider. Significant proxy voting issues identified by Manulife IM’s  proxy operations team are escalated to the chief compliance officer or its designee, and the working group.
The working group is responsible for the proper oversight of any service providers hired by Manulife IM to assist it in the proxy voting process. This oversight includes:
Annual due diligence: Manulife IM conducts an annual due diligence review of the proxy voting research service provider. This oversight includes an evaluation of the service provider’s industry reputation, points of risk, compliance with laws and regulations, and technology infrastructure. Manulife IM also reviews the provider’s capabilities to meet Manulife IM’s requirements, including reporting competencies; the adequacy and quality of the proxy advisory firm’s staffing and personnel; the quality and accuracy of sources of data and information; the strength of policies and procedures that enable it to make proxy voting recommendations based on current and accurate information; and the strength of policies and procedures to address conflicts of interest of the service provider related to its voting recommendations.
Regular Updates: Manulife also requests that the proxy voting research service provider deliver updates regarding any business changes that alter that firm’s ability to provide independent proxy voting advice and services aligned with our policies.
Additional oversight in process: Manulife IM has additional control mechanisms built into the proxy voting process to act as checks on the service provider and ensure that decisions are made in the best interest of our clients. These mechanisms include:

•
Sampling prepopulated votes: Where we use a third-party research provider for either voting recommendations or voting execution (or both), we may assess prepopulated votes shown on the vendor’s electronic voting platform before such votes are cast to ensure alignment with the voting principles.

•
Decision scrutiny from the working group: Where our voting policies and procedures do not address how to vote on a particular matter, or where the matter is highly contested or controversial (e.g., major acquisitions involving takeovers or contested director elections where a shareholder has proposed its own slate of directors), review by the working group may be necessary or appropriate to ensure votes cast on behalf of its client are cast in the client’s best interest.

Recordkeeping and reporting
Manulife IM provides clients with a copy of the voting policy on request and it is also available on our website at manulifeim.com/institutional. Manulife IM describes its proxy voting procedures to its clients in the relevant or required disclosure document and discloses to its clients the process to obtain information on how Manulife IM voted that client’s proxies.
Manulife IM keeps records of proxy voting activities and those records include proxy voting policies and procedures, records of votes cast on behalf of clients, records of client requests for proxy voting information; and any documents generated in making a vote decision. These documents are available for inspection by clients, regulatory authorities, or government agencies.
Manulife IM  discloses voting records on its website and those records are updated on a quarterly basis. The voting records generally reflect the voting decisions made for retail, institutional and other client funds in the aggregate.
Policy amendments and exceptions
This policy is subject to periodic review by the proxy voting working group. The working group may suggest amendments to this policy and any such amendments must be approved by the Manulife IM  public markets sustainable investing committee and the Manulife IM  operating committee.
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Any deviation from this policy will only be permitted with the prior approval of the chief investment officer or chief administrative officer (or their designee), with the counsel of the chief compliance officer/general counsel.

APPENDIX A. Manulife IM advisory affiliates in scope of policy and investment management business only.

Manulife Investment Management Limited

Manulife Investment Management (North America) Limited

Manulife Investment Management (Hong Kong) Limited

PT Manulife Aset Manajemen Indonesia*

Manulife Investment Management (Japan) Limited Manulife

Investment Management (Malaysia) Bhd. Manulife Investment

Management and Trust Corporation

Manulife Investment Management (Singapore) Pte. Ltd. Manulife IM (Switzerland) LLC

Manulife Investment Management (Taiwan) Co., Ltd.*

Manulife Investment Management (Europe) Limited

Manulife Investment Management (US) LLC

Manulife Investment Fund Management (Vietnam) Company Limited*

*By reason of certain local regulations and laws with respect to voting, for example, manual/physical voting processes or the absence of a third-party proxy voting service provider for those jurisdictions, Manulife Investment Fund Management (Vietnam) Company Limited, and PT Manulife Aset Manajemen Indonesia do not engage a third-party service provider to assist in their proxy voting processes. Manulife Investment Management (Taiwan) Co., Ltd. Uses the third-party proxy voting service provider to execute votes for non-Taiwanese entities only.

APPENDIX B. Manulife IM voting principles

Manulife IM believes that strong management of all forms of corporate capital, whether financial, social, or environmental will mitigate risks, create opportunities, and drive value over the long term. Manulife IM reviews and considers environmental, social, and corporate governance risks and opportunities in our investment decisions. Once invested, Manulife IM continues our oversight through active ownership, which includes portfolio company engagement and proxy voting of underlying shares. We believe proxy voting is a vital component of this continued oversight as it provides a voice for minority shareholders regarding management actions.

Manulife IM has developed some key principles that generally drive our proxy voting decisions and engagements. We believe these principles preserve value and generally lead to outcomes that drive positive firm performance. These principles dictate our voting on issues ranging from director elections and executive compensation to the preservation of shareholder rights and stewardship of environmental and social capital. Manulife IM also adopts positions on certain sustainability topics and these voting principles should be read in conjunction with those position statements. Currently, we have a climate change statement and an executive compensation statement that also help guide proxy voting decisions on those matters. The facts and circumstances of each issuer are unique, and Manulife IM may deviate from these principles where we believe doing so will preserve or create value over the long term. These principles also do not address the specific content of all proposals voted around the globe, but provide a general lens of value preservation, value creation, risk management, and protection of shareholder rights through which Manulife IM analyzes all voting matters.

I. Boards and directors: Manulife IM uses the following principles to review proposals covering director elections and board structure in the belief that they encourage engaged and accountable leadership of a firm.

a. Board independence: The most effective boards are composed of directors with a diverse skill set that can provide an objective view of the business, oversee management, and make decisions in the best interest of the shareholder body at large. To create and preserve this voice, boards should have a significant number of non-executive, independent directors. The actual number of independent directors can vary by market and Manulife IM accounts for these differences when reviewing the independence of the board. Ideally, however, there is an independent majority among directors at a given firm.

b. Committee independence: Manulife IM also prefers that key board committees are composed of independent directors. Specifically, the audit, nomination and compensation committees should be entirely or majority composed of independent directors.

c. Attendance: A core part of a director’s duties is to remain an engaged and productive participant at board and committee meetings. Directors should, therefore, attend at least 75% of board and committee meetings in the aggregate over the course of a calendar year.

d. Diversity: In line with the principles expressed in relation to board of independence above, Manulife IM believes boards with strong gender representation are better equipped to manage risks and oversee business resilience over the long term compared to firms with low gender balance. Manulife IM generally expects boards to have at least one woman on the board and encourages companies to aspire to a higher balance of gender representation. Manulife IM also may hold boards in certain markets to a higher standard as market requirements and expectations change. In Canada, Europe, the United Kingdom, and Ireland, for example, we encourage boards to achieve at least one-third female representation. We generally
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encourage boards to achieve racial and ethnic diversity among their members. We may, in the future, hold nomination committee chairs accountable where the board does not appear to have racial or ethnically diverse members.

e. Classified/staggered boards: Manulife IM prefers that directors be subject to election and re-election on an annual basis. Annual elections operate to hold directors accountable for their actions in a given year in a timely manner. Shareholders should have the ability to voice concerns through a director vote and to potentially remove problematic directors if necessary. Manulife IM generally opposes the creation of classified or staggered director election cycles designed to extend director terms beyond one year. Manulife IM also supports proposals to eliminate these structures.

f. Overboarding: Manulife IM believes directors should limit their outside board seats in order to ensure that they have the time and attention to provide their director role at a firm in question. Generally, this means directors should not sit on more than five public company boards. The role of CEO requires an individual’s significant time and attention. Directors holding the role of CEO at any public firm, therefore, generally should not sit on more than three public company boards inclusive of the firm at which they hold the CEO role.

g. Independent chair/CEO: Governance failures can occur where a manager has firm control over a board through the combination of the chair/CEO roles. Manulife IM generally supports the separation of the chair/CEO roles as a means to prevent board capture by management. We may evaluate proposals to separate the chair/CEO roles on a case-by-case basis, for example, however, considering such factors as the establishment of a strong lead independent director role or the temporary need for the combination of the CEO/chair roles to help the firm through a leadership transition.

h. Vote standard: Manulife IM generally supports a vote standard that allows resolutions to pass, or fail, based on a majority voting standard. Manulife IM generally expects companies to adopt a majority vote standard for director elections and supports the elimination of a plurality vote standard except in the case of contested elections.

i. Contested elections: Where there is a proxy contest or a director’s election is otherwise contested, Manulife IM evaluates the proposals on a case- by-case basis. Consideration is given to firm performance, whether there have been significant failures of oversight, and whether the proponent for change makes a compelling case that board turnover will drive firm value.

j. Significant and problematic actions or omissions: Manulife IM believes boards should be held accountable to shareholders in instances where there is a significant failure of oversight that has led to a loss of firm value, transparency failure or otherwise curtailed shareholder rights. Manulife IM generally considers withholding from, or voting against, certain directors in these situations. Some examples of actions that might warrant a vote against directors include, but are not limited to, the following:

Failure of oversight: Manulife IM may take action against directors where there has been a significant negative event leading to a loss of shareholder value and stakeholder confidence. A failure may manifest itself in multiple ways, including adverse auditor opinions, material misstatements, failures of leadership and governance, failure to manage ESG risks, environmental or human rights violations, and poor sustainability reporting.

Adoption of anti-takeover mechanism: Boards should generally review takeover offers independently and objectively in consideration of the potential value created or lost for shareholders. Manulife IM generally holds boards accountable when they create or prolong certain mechanisms, bylaws or article amendments that act to frustrate genuine offers that may lead to value creation for shareholders. These can include poison pills; classes of shares with differential voting rights; classified, or staggered, board structures; and unilateral bylaw amendments and supermajority voting provisions.

Problematic executive compensation practices: Manulife IM encourages companies to adopt best practices for executive compensation in the markets in which they operate. Generally, this means that pay should be aligned with performance. Manulife IM may hold directors accountable where this alignment is not robust. We may also hold boards accountable where they have not adequately responded to shareholder votes against a previous proposal on remuneration or have adopted problematic agreements or practices (e.g., golden parachutes, repricing of options).

Bylaw/article adoption and amendments: Shareholders should have the ability to vote on any change to company articles or bylaws that will materially change their rights as shareholders. Any amendments should require only a majority of votes to pass. Manulife IM will generally hold directors accountable where a board has amended or adopted bylaw and/or article provisions that significantly curtail shareholder rights.

Engagement responsiveness: Manulife IM regularly engages with issuers to discuss ESG risks and opportunities and may request changes from firms during these discussions. Manulife IM may vote against certain directors where we have engaged with an issuer and requested certain changes, but the firm has not made sufficient progress on those matters.

II. Environmental and social proposals: Manulife IM expects its portfolio companies to manage material environmental and social issues affecting their businesses, whether risks or opportunities, with a view towards long-term value preservation and creation. 7 Manulife IM expects firms to identify material environmental and social risks and opportunities specific to their businesses, to develop strategies to manage those matters, and to provide meaningful, substantive reporting while demonstrating progress year over year against their management plans. Proposals touching on management of risks and opportunities related to environmental and social issues are often put forth as shareholder proposals but can be proposed by management as well. Manulife IM generally supports shareholder proposals that request greater transparency or adherence to internationally recognized standards and principles regarding material environmental and social risks and opportunities.

a. The magnitude of the risk/opportunity: Manulife IM evaluates the level of materiality of a certain environmental or social issue identified in a proposal as it pertains to the firm’s ability to generate value over the long term. This review includes deliberation of the effect an issue will have on the financial statements and/or the cost of capital.

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b. The firm’s current management of the risk/opportunity: Manulife IM analyzes a firm’s current approach to an issue to determine whether the firm has robust plans, infrastructure, and reporting to mitigate the risk or embrace the opportunity. Recent controversies, litigation, or penalties related to a given risk are also considered.

c. The firm’s current disclosure framework: Manulife IM expects firms to disclose enough information for shareholders to assess the company’s management of environmental and social risks and opportunities material to the business. Manulife IM may support proposals calling for enhanced firm disclosure regarding environmental and social issues where additional information would help our evaluation of a company’s exposure, and response, to those factors.

d. Legislative or regulatory action of a risk/opportunity: When reviewing proposals on environmental or social factors, Manulife IM considers whether a given risk or opportunity is currently addressed by local regulation or law in the markets in which a firm operates and whether those rules are designed to adequately manage an issue. Manulife IM also considers whether a firm should proactively address a matter in anticipation of future legislation or regulation.

e. Cost to, or disruption of, the business: When reviewing environmental and social proposals, Manulife IM assesses the potential cost of the requested action against the benefit provided to the firm and its shareholders. Particular attention is paid to proposals that request actions that are overly prescriptive on management or that request a firm exit markets or operations that are essential to its business.

III. Shareholder rights: Manulife IM generally supports management or shareholder proposals that protect, or improve, shareholder rights and opposes proposals that remove, or curtail, existing rights.

a. Shareholder rights plans (poison pills): Manulife IM generally opposes mechanisms intended to frustrate genuine takeover offers. Manulife IM may, however, support shareholder rights plans where the plan has a trigger of 20% ownership or more and will expire in three years or less. In conjunction with these requirements, Manulife IM evaluates the company’s strategic rationale for adopting the poison pill.

b. Supermajority voting: Shareholders should have the ability to direct change at a firm based on a majority vote. Manulife IM generally opposes the creation, or continuation, of any bylaw, charter, or article provisions that require approval of more than a majority of shareholders for amendment of those documents. Manulife IM may consider supporting such a standard where the supermajority requirement is intended to protect minority shareholders.

c. Proxy access: Manulife IM believes that shareholders have a right to appoint representatives to the board that best protect their interests. The power to propose nominees without holding a proxy contest is a way to protect that right and is potentially less costly to management and shareholders. Accordingly, Manulife IM generally supports creation of a proxy access right (or similar power at non-U.S. firms) provided there are reasonable thresholds of ownership and a reasonable number of shareholders can aggregate ownership to meet those thresholds.

d. Written consent: Written consent provides shareholders the power to formally demand board action outside of the context of an annual general meeting. Shareholders can use written consent as a nimble method of holding boards accountable. Manulife IM generally supports the right of written consent so long as that right is reasonably tailored to reflect the will of a majority of shareholders. Manulife IM may not support such a right, however, where there is a holder with a significant, or controlling, stake. Manulife IM evaluates the substance of any written actual consent proposal in line with these principles.

e. Right to call a special meeting: Manulife IM is supportive of the shareholder right to call a special meeting. This right allows shareholders to quickly respond to events which can significantly affect firm value. Manulife IM believes that a 10% ownership threshold to call a special meeting reasonably protects this shareholder right while reducing the possibility of undue distraction for management.

IV. Executive compensation: Manulife IM encourages companies to align executive incentives with shareholder interests when designing executive compensation plans. Companies should provide shareholders with transparent, comprehensive, and substantive disclosure regarding executive compensation that aids shareholder assessment of the alignment between executive pay and firm performance. Companies should also have the flexibility to design remuneration programs that fit a firm’s business model, business sector and industry, and overall corporate strategy. No one template of executive remuneration can fit all companies.

a. Advisory votes on executive compensation: While acknowledging that there is no singular model for executive compensation, Manulife IM closely scrutinizes companies that have certain concerning practices which may include:

i. Misalignment between pay and company performance: Pay should generally move in tandem with corporate performance. Firms where CEO pay remains flat, or increases, though corporate performance remains down relative to peers, are particularly concerning.

ii. One-time grants: A firm’s one-time grant to an executive, outside of the normal salary, bonus, and long-term award structure, may be indicative of an overall failure of the board to design an effective remuneration plan. A company should have a robust justification for making grants outside of the normal remuneration framework.

iii. Significant quantity of nonperformance-based pay: Executive pay should generally be weighted more heavily toward performance-based remuneration to create the alignment between pay and performance. Companies should provide a robust explanation for any significant awards made that vest solely based on time or are not otherwise tied to performance.

iv. Lack of rigor in performance targets: Performance targets should challenge managers to improve corporate performance and outperform peers. Targets should, where applicable, generally align with, or even outpace, guidance; incentivize outperformance against a peer group; and otherwise remain challenging.

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v. Lack of disclosure: Transparency is essential to shareholder analysis and understanding of executive remuneration at a company. Manulife IM expects firms to clearly disclose all major components of remuneration. This includes disclosure of amounts, performance metrics and targets, vesting terms, and pay outcomes.

vi. Repricing of options: Resetting the exercise price of outstanding options significantly undermines the incentive nature of the initial option grant. Though a firm may have a strong justification for repricing options, Manulife IM believes that firms should put such decisions to a shareholder vote. Manulife IM may generally oppose an advisory vote on executive compensation where a company has repriced outstanding options for executives without that shareholder approval.

vii. Adoption of problematic severance agreements (golden parachutes): Manulife IM believes managers should be incentivized to pursue and complete transactions that may benefit shareholders. Severance agreements, if structured appropriately, can provide such inducements. At the same time, however, the significant payment associated with severance agreements could potentially drive managers to pursue transactions at the expense of shareholder value. Manulife IM may generally oppose an executive remuneration proposal where a firm has adopted, or amended, an agreement with an executive that contains an excise tax gross-up provision, permits accelerated vesting of equity upon a change-in-control, allows an executive to unilaterally trigger the severance payment, or pays out in an amount greater than 300% of salary and bonus combined.

V. Capital structure: Manulife IM believes firms should balance the need to raise capital and encourage investment with the rights and interests of the existing shareholder body. Evaluation of proposals to issue shares, repurchase shares, conduct stock splits, or otherwise restructure capital, is conducted on a case-by-case basis with some specific requests covered here:

a. Common stock authorization: Requests to increase the pool of shares authorized for issuance are evaluated on a case-by-case basis with consideration given to the size of the current pool, recent use of authorized shares by management, and the company rationale for the proposed increase. Manulife IM also generally supports these increases where the company intends to execute a split of shares or pay a stock dividend.

b. Reverse stock splits: Manulife IM generally supports proposals for a reverse stock split if the company plans to proportionately reduce the number of shares authorized for issue in order to mitigate against the risk of excessive dilution to our holdings. We may also support these proposals in instances where the firm needs to quickly raise capital in order to continue operations.

c. Dual class voting structure: Voting power should align with economic interest at a given firm. Manulife IM generally opposes the creation of new classes of stock with differential voting rights and supports the elimination of these structures.

VI. Corporate transactions and restructurings: Manulife IM reviews mergers, acquisitions, restructurings, and reincorporations on a case-by-case basis through the lens of whether the transaction will create shareholder value. Considerations include fairness of the terms, valuation of the event, changes to management and leadership, realization of synergies and efficiencies, and whether the rationale for a strategic shift is compelling.

VII. Cross shareholding: Cross shareholding is a practice where firms purchase equity shares of business partners, customers, or suppliers in support of those relationships. Manulife IM generally discourages this practice as it locks up firm capital that could be allotted to income-generating investments or otherwise returned to shareholders. Manulife IM will review cross shareholding practices at issuers and we encourage issuers to keep cross share holdings below 20% of net assets.

VIII. Audit-related issues: Manulife IM believes that an effective auditor will remain independent and objective in its review of company reporting. Firm should be transparent regarding auditor fees and others services provided by an auditor that may create a conflict of interest. Manulife IM uses the below principles to guide voting decisions related to auditors.

a. Auditor ratification: Manulife IM generally approves the reappointment of the auditor absent evidence that they have either failed in their duties or appear to have a conflict that may not allow independent and objective oversite of a firm.

b. Auditor rotation: If Manulife IM believes that the independence and objectivity of an auditor maybe impaired at a firm, we may support a proposal requesting a rotation of auditor. Reasons to support the rotation of the auditor can include a significant failure in the audit function and excessive tenure of the auditor at the firm.

1 Manulife Investment Management is the unified global brand for Manulife’s global wealth and asset management business, which serves individual investors and institutional clients in three businesses: retirement, retail and institutional asset management (Public markets and private markets).

2 Further information on Sustainable Investing at Manulife IM can be found at manulifeim.com/institutional.

3 We acknowledge SEC guidance on this issue from August 2019, which lists several nonexhaustive examples of possible voting arrangements between the client and investment advisor, including (i) an agreement with the client to exercise voting authority pursuant to specific parameters designed to serve the client’s best interest; (ii) an agreement with the client to vote in favor of all proposals made by particular shareholder proponents; or (iii) an agreement with the client to vote in accordance with the voting recommendations of management of the issuer. All such arrangements could be subject to conditions depending on instruction from the client.

4 Manulife IM aggregated voting records are available through this site manulifeim.com/institutional/us/en/sustainability.

5 This includes general funds, affiliated segregated funds or separate accounts, and affiliated mutual / pooled funds.

6 This includes assets managed or advised for unaffiliated third parties, such as unaffiliated mutual/pooled funds and unaffiliated institutional advisory portfolios.

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ALLSPRING GLOBAL INVESTMENTS, LLC
PROXY VOTING POLICIES AND PROCEDURES
EFFECTIVE AS OF SEPTEMBER 15, 2022
Allspring Global Investments (Allspring) Stewardship
As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.
Scope of Policies and Procedures
In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.
With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).
Luxembourg Products
Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.
Voting Philosophy
Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.
Proxy Administrator
Allspring’s Operations Department (“Proxy Administrator”) administers the proxy voting process. The Proxy Administrator, reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.
Third Party Proxy Voting Vendor
Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.
Proxy Committee
Allspring Proxy Governance Committee
The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related
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demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.
Proxy Voting Due Diligence Working Group
Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.
Meetings; Committee Actions
The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.
Membership
Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.
Voting Procedures
Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:
1. First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.2
2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, significant transactions such as mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination.
3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:
a. The Allspring  Stewardship team5 evaluates the matter for materiality and any other relevant considerations.
b. If the Stewardship team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.
c. If the Stewardship team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.
4. Fourth, and subject to portfolio manager and sub-advisory input identified below, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6
Commitment to the Principles of Responsible Investment
As a signatory to the Principles for Responsible Investment, Allspring has integrated certain material, environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.
Voting Discretion
In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.
Portfolio Manager and Sub-Adviser Input
The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration
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expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.
Consistent Voting
The Allspring Proxy voting policy is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will first seek to align to one opinion and avoid a ‘split vote’. However if the views are documented in a brief write up and the Proxy Governance Committee considers both views as being in the best interest of the respective shareholders, given the teams’ deep knowledge of investee companies, the votes may be split, subject to Proxy Governance Committee approval.
Governance and Oversight
Allspring Top-of-House Proxy Voting Principles/Guidelines.
The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.
• We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.
• We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
• Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.
• We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
  • We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
• We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
• We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests
• We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
• We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
• We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
• We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly
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supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.
Practical Limitations to Proxy Voting
While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).
Securities on Loan
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Share Blocking
Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Conflicts of Interest
We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.
Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:
1. Instructing ISS to vote in accordance with its recommendation;
2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;
3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;
4. Engaging an independent fiduciary who will direct the vote on such matter,
5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,
6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or
7. Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.
Vendor Oversight
The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.
Other Provisions
Policy Review and Ad Hoc Meetings
The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.
Records Retention
The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

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Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.
Compliance with Regional Regulations and Client Delegation Arrangements
U.S. Regulation
These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).
E.U. Regulation
These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.
Disclosure of policies and procedures
A summary of the proxy voting policy and procedures are disclosed on Allspring’s website. In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.
Disclosure of proxy voting results
Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com  to request a record of proxies voted on their behalf.
Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.
Approved by the Allspring Proxy Governance Committee: September 15, 2022
1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.
2 The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.
3 The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests and significant transactions such as mergers and acquisitions.
4 ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.
5 The Allspring Stewardship Team is embedded in the investment team and reports to the Head of Global Fixed Income Research.
6 The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.
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BOSTON PARTNERS GLOBAL INVESTORS, INC.
PROXY VOTING POLICIES AND PROCEDURES
MARCH 2022
PROXY VOTING POLICY AND PROCEDURES SUMMARY
Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.
To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.
How Boston Partners Votes
For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.
The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.
Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.
Conflicts
Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances, or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting

Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.
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Oversight
Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.
Disclosures
A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquires, contact (617) 832-8153.
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Effective Date: February 22, 2023
PROPRIETARY
PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.
DIMENSIONAL JAPAN LTD.
DIMENSIONAL IRELAND LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans (including employee benefit plans subject to the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder (“ERISA”)), private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.1 The scope and any limitations of an Advisor’s proxy voting authority generally will be described in the written contract between the Advisor and its client or with respect to an Advisor-sponsored fund, the offering documents of the fund.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940, as amended, including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”) and the portfolios, funds and exchange-traded funds of the Dimensional Investment Companies are each a “Dimensional Fund” and together, the “Dimensional Funds”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal and fiduciary standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients and the Advisors understand the Guidelines to be consistent with applicable legal standards. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.

The Guidelines provide a framework for analysis and decision making but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes that deviate from the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by, or applicable legal and fiduciary standards require, such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee for review. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for portfolios and accounts that incorporate social considerations in their design and consider sustainability issues when voting proxies for portfolios and accounts that consider sustainability considerations in their design. The Advisors may also take social or sustainability issues into account when voting proxies for portfolios and accounts that do not consider social or sustainability issues in their design if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with applicable laws and the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.

Proxy Advisory Firms

The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates
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and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions and making such decisions in accordance with their fiduciary duties. The Advisors have designed policies and procedures to prudently select, oversee and evaluate the Proxy Advisory Firms consistent with their fiduciary duties, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide Proxy Voting Services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies and fiduciary duties. In conducting such a review of a Proxy Advisory Firm, Dimensional may consider the following, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide:

(i) periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;

(ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;

(iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address, mitigate and disclose actual or potential conflicts of interest, (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research, and (c) the Proxy Advisory Firm’s ability to provide services consistent with ERISA;

(iv) a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;

(v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources as well as how and when the Proxy Advisory Firm makes available from portfolio companies, or other sources, additional information about a matter to be voted;

(vi) an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;

(vii) in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether (a) the error affected the Proxy Advisory Firm’s Proxy Voting Services and (b) appropriate corrective and preventive action is being taken; and

(viii) an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations, including to address any deficiencies, on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology and other factors in its discretion.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee will review this policy no less frequently than annually and may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in
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accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the client, and any particular investment or voting guidelines of specific funds or accounts. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the economic value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income or financial benefits under the plan to any other objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.2 For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote. As part of the vote execution services provided to the Advisors, a Proxy Advisory Firm pre-populates votes in accordance with the Policy and Guidelines. Such votes are automatically submitted unless modified by an Authorized Person prior to submission. The Advisors conduct sampling of select pre-populated votes prior to the final vote submission. For votes on certain issues, the Advisors conduct additional reviews as part of the voting process. If an Advisor becomes aware that a portfolio company or shareholder proponent of a proposal has filed or intends to file additional soliciting material after a Proxy Advisory Firm has pre-populated votes, and the company or proponent makes this material available within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will assess whether the material could reasonably be expected to impact the Advisor’s vote determination and will seek to review and consider any impactful material prior to the proxy-voting deadline.

The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, regardless of such conversations, the Advisors acquire securities on behalf of their clients solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.3 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to be determinative of the outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.
Conflicts of Interest
Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients
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generally will be voted in accordance with predetermined guidelines or procedures (or a client’s predetermined custom guidelines or procedures), and when proxies are voted consistently with such guidelines or procedures, the Advisors consider such votes not to be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines or procedures (or in cases for which the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines or procedures (or in the case where the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

Voting by Dimensional Funds that hold shares of other Dimensional Funds. To avoid certain potential conflicts of interest, Dimensional generally will employ mirror voting, if possible, when a Dimensional Fund invests in another Dimensional Fund in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended, (“1940 Act”), related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that Dimensional will vote the shares in the same proportion as the vote of all of the other holders of the Dimensional Fund’s shares. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will vote in accordance with the recommendation of such Dimensional Investment Company’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Dimensional Fund will solicit voting instructions from its shareholders as to how to vote on the underlying Dimensional Fund’s proposals.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures and documentation of their annual reviews of such guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.
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The semi-annual reports of the Dimensional Investment Companies shall indicate that a description of the policies and procedures that the Dimensional Investment Companies use in voting proxies of portfolio securities is available: (i) without charge, upon request, by calling Dimensional collect; or (ii) on the SEC’s website. Any requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, and, as otherwise as required, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.
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EXHIBIT A
PROXY VOTING GUIDELINES
General Approach to Corporate Governance and Proxy Voting
When voting proxies, Dimensional4 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.
Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.
This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.
Global Evaluation Framework
Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, and Australia, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.
Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1	There are problematic audit-related practices;

2	There are problematic compensation practices or persistent pay for performance misalignment;

3	There are problematic anti-takeover provisions;

4	There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5	The board has failed to adequately respond to shareholder concerns;

6	The board has demonstrated a lack of accountability to shareholders;

7	There is an ineffective board refreshment process[5].

Additionally, for portfolios and accounts that consider sustainability issues in their design or have made an affirmative election or provided instruction that Dimensional should prioritize such issues as part of voting, Dimensional may vote against directors, committee members, or the full board of portfolio companies in sectors which have not disclosed targets to reduce their greenhouse gas emissions.

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.
Dimensional also considers the following when voting on directors of portfolio companies:

1	Board and committee independence;

2	Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3	Director capacity to serve;

4	Board composition.

Board Refreshment
An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:
• The processes and procedures by which the company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the company’s strategy and operations;
• How the performance of individual directors and the board as a whole is assessed;
• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
• Board refreshment mechanisms;
• Director recruitment policies and procedures; and
• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.
In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:
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• Whether the company’s board assessment process meets market best practices in   terms of objectiveness, rigor, disclosure, and other criteria;
• Whether the company has any mechanisms to encourage board refreshment; and
• Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.
An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender, racial, or ethnic diversity on the board. In jurisdictions where gender, racial, or ethnic representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.
Bundled/Slate Director Elections
Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.
Board Size
Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.
Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.
In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.
Anti-Takeover Provisions
Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.
Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.
Amendments to Articles of Association/Incorporation
Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.
Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.
Executive Remuneration
Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the
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consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.
Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a company’s executive compensation, Dimensional considers whether the company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.
Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.
Director Remuneration
Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.
Mergers & Acquisitions (M&A)
Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.
Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization
Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights
Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate
Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate transition plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate change risks and oversight of opportunities presented by climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a company’s climate transition plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals
Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal. Dimensional may apply additional considerations when voting on sustainability or social shareholder proposals on behalf of portfolios and accounts that incorporate sustainability or social considerations in their portfolio design or have made an affirmative election or provided instruction that Dimensional should prioritize sustainability or social issues as part of voting.
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Virtual Meetings
Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:
• The ability to see and hear company representatives;
• The ability to ask questions of company representatives; and
• The ability to see or hear questions submitted to company representatives by other shareholders, including those questions not answered by company representatives.
Disclosure of Vote Results
Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.
Voting Guidelines for Environmental and Social Issues6
Dimensional believes that portfolio company boards are responsible for addressing material environmental & social (E&S) issues within their duties. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.
Dimensional evaluates shareholder proposals on environmental or social issues consistent with its general approach to shareholder proposals, paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:
• A description of material risks.
• A description of the process for identifying and prioritizing such risks and how frequently it occurs.
• The policies and procedures governing the handling of each material risk.
• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
• A description of how the board is informed of material risks and the progress against relevant metrics.
In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.
Political and Lobbying Activities
Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.
In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:
• The board to adopt policies and procedures to oversee political and lobbying expenditures;
• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.
Human Capital Management
Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a company has in place to address issues related to human capital management. This disclosure should include the company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the company assesses performance against these goals.
Climate Change
Dimensional expects boards of portfolio companies to exercise oversight of climate change risks that may have a material impact on the company. Climate change risks may include physical risks of climate change from changing weather patterns and/or transitional risks of climate change from
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changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:
• The specific risks identified
• The potential impact these risks could have on the company’s business, operations, or strategy
• Whether the risks are overseen by a specific committee or the full board
• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
• The management-level roles/groups responsible for managing these risks
• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used
• Targets used by the company to manage climate-related risks and performance against those targets

Human Rights
Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:
• The specific risks identified
• The potential impact these risks could have on the company’s business, operations, or strategy
• Whether the risks are overseen by a specific committee or the full board
• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
• Details on how the company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
• Details of violations of the policy and corrective action taken
Cybersecurity
Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:
• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
• The role of management in implementing cybersecurity policies and procedures
• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
• Material cybersecurity incidents and remedial actions taken.
Evaluation Framework for U.S. Listed Companies
Director Elections:
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.
Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:
• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the company uses a majority or plurality vote standard).
• Failure to adequately respond to majority-supported shareholder proposals.
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.
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Board Structure and Composition:
Age and Term Limits
Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.
That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.
CEO/Chair
Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.
At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.
Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.
Governance Practices:
Classified Boards
Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.
Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.
Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.
Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.
Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.
Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Shareholder Rights Plans (Poison Pills)
Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, Dimensional may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.
For pills designed to protect net operating losses, Dimensional may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.
Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.
Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.
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Majority Voting
For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.
Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.
To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.
Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.
Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.
Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.
Exclusive Forum
Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.
Indemnification and Exculpation of Directors and Officers
Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.
Advance Notice Provisions
Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:
• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
• Impose unduly burdensome disclosure requirements on shareholder proponents
• Significantly limit the time period shareholders have to submit proposals or nominees
Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.
Executive and Director Compensation:
Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.
Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.
Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.
Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.
Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.
Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should
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serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.
Certain practices, such as:
• multi-year guaranteed bonuses
• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.
At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.
Frequency of Say on Pay
Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).
Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.
If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.
Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.
Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.
Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).
Corporate Actions:
Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.
Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.
Capitalization:
Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.
Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.
Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.
Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.
To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.
Share Repurchases
Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.
Shareholder Proposals:
Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.
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When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal.
In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.
Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:
Director Election Guidelines
• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.
• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.
Remuneration Guidelines
Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:
• The amount paid to executives;
• Alignment between pay and performance;
• The targets used for variable incentive plans and the ex-post levels achieved; and
• The rationale for any discretion applied.
Other Market Specific Guidelines for Continental Europe
• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.
United Kingdom & Ireland:
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to female and minority representation on the board.
Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.
South Africa:
Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.
Turkey:
Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.
Dimensional expects the board of a portfolio company to establish an independent audit committee.
Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.
Framework for Evaluating Australia-Listed Companies
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
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One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.
Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.
Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations (the “ASX Principles and Recommendations”) with regards to female representation on the board when voting on directors.
CEO/Chair
Dimensional expects portfolio companies to follow the ASX Corporate Governance Council Principles and Recommendations and generally separate the CEO and board chair roles, with the board chair being an independent director.
Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee.
Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.
Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.
Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.
When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.
Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.
Dimensional may vote against portfolio company plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.
Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.
Non-Executive Director Compensation
Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.
Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.
Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.
Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.
Framework for Evaluating Japan-Listed Securities
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to gender diversity, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.
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At portfolio companies with a three-committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.
When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.
Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.
When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.
Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.
Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.
Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.
For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.
Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company’s overall financial health.
Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.
Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.
For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.
Cross-Shareholding
Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.
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Shareholder Rights Plans (Poison Pills)
Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.
Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.
Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.
Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.
For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.
Dimensional will generally not support requests for increases that will be used as an anti-takeover device.
Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.
1 If the client is subject to ERISA, an Advisor’s proxy voting activities are subject to any applicable provisions under ERISA and/or guidance from the U.S. Department of Labor.
2 If a client does not share with its Advisor information regarding the cost of voting proxies so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
3 If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-U.S. companies or in certain countries so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
4 “Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
5 As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).
6 For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
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GW&K INVESTMENT MANAGEMENT, LLC
PROXY VOTING
December 2022
INTRODUCTION
As a U.S. registered investment adviser with the Securities and Exchange Commission and a fiduciary to its clients, GW&K Investment Management, LLC (“GW&K” or “Firm”) has implemented this Proxy Voting Policy to establish and maintain internal controls and procedures governing the Firm’s voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third-party service providers to facilitate the Firm’s proxy voting process.
I. Proxy Guidelines, Voting Advice and Agent
GW&K utilizes proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party proxy voting advisory firm, which provides GW&K recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of those GW&K clients, who have delegated proxy voting authority to GW&K. GW&K generally adopts Glass Lewis’ “Investment Manager Policy” guidelines for client accounts but also may, depending on the circumstances of a client account, apply other Glass Lewis proxy voting thematic guidelines; including, Glass Lewis’ ESG Policy guidelines and Taft Hartley Policy guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if the Firm believes it to be in the best interest of its clients.
GW&K has also contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”), an independent third-party proxy voting agent, to act as proxy voting agent and to provide certain proxy voting services to GW&K and its clients. Together, Glass Lewis and Broadridge assist GW&K with various proxy related process components including:

•	In-depth proxy research;

•	Process and vote proxies in connection with securities held by GW&K clients;

•	Maintain appropriate records of proxy statements, research, and recommendations;

•	Maintain appropriate records of proxy votes cast on behalf of GW&K clients;

•	Proxy related administrative functions.

II. Responsibility and Oversight
GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

•	Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

•	Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

•	Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

•
Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority, with the understanding that an exact reconciliation of proxy votes for every share may not be feasible through the various custodians, third party investment platforms and other third parties involved in this process;

•	Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

•	Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III. Conflicts of Interest
In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will convene and provide the voting recommendation after discussion with applicable GW&K investment professionals and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s investment management professionals will provide the voting recommendation after reviewing relevant facts and circumstances.
Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations
In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance department and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item. A record of any vote that deviates from Glass Lewis’ guidelines along with the rationale will be maintained and reviewed by the Legal & Compliance department.
IV. Disclosure
Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:
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Proxy Policy Administrator
GW&K Investment Management, LLC
222 Berkeley Street, 15th Floor
Boston, Massachusetts 02116
V. Recordkeeping
GW&K will maintain the following records in accordance with regulatory requirements:

•	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

•	Proxy statements, research, recommendations, and records of each vote;

•	Client written requests for proxy voting information and applicable responses by GW&K.

VI. Oversight and Documentation
Proxy Committee
GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment, Operations and Client Services departments, members of the Legal & Compliance department, as well as certain GW&K investment professionals. The Committee meets annually, and more frequently as needed.
GW&K’s Legal & Compliance department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.
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JENNISON ASSOCIATES
PROXY VOTING
POLICY AND PROCEDURES
MARCH 31, 2022
I. Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison’s proxy voting policy and procedures and proxy voting records are publically available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
II. Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison  Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”) or may indicate that the Company is not responsible for voting the client’s proxies.   We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor.
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Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
• Jennison managing the pension plan of the issuer
• Jennison or its affiliates have a material business relationship with the issuer
• Jennison investment professionals who are related to a person who is senior management or a director at a public company
• Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III. Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures

•	Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate

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•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes

•	Review all Guideline overrides

•	Review quarterly voting metrics and analysis published by the Proxy Team

•	Review accuracy of the application of Custom Guidelines

•
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:

○	Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

IV. Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V. Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
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SSGA FUNDS MANAGEMENT, INC. (“SSGA FM”)
Global Proxy Voting and Engagement Principles
March 2022
State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1
State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles (the “Principles”); however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.
State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.
The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.
We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective. In those limited circumstances in which State Street Global Advisors acts as investment manager to a pooled investment vehicle that, pursuant to its governing documents, utilizes guidelines developed by a third-party advisor, the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines. With respect to such funds utilizing third-party guidelines, the terms of the applicable third-party guidelines shall apply in place of the Principles described herein.
The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent nonexecutive directors is critical to helping companies understand shareholder concerns.
Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.
In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level, as well as issuer-specific concerns at a company level.
The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.
The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:
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Active We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Reactive Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.
We have established an engagement protocol that further describes our approach to issuer engagement.
Measurement Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes.
Thus, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.
Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.
Proxy Voting Procedure
Oversight The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ proprietary Proxy Voting and Engagement Guidelines (the “Guidelines”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance- related issues. The Stewardship Team’s activities are overseen by the State Street Global Advisors ESG Committee. The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, and proxy voting guidelines and monitors the delivery of voting objectives. In addition, the ESG Committee provides oversight of the State Street Global Advisors Stewardship Team, reviews departures from State Street Global Advisors’ proxy voting guidelines, and reviews conflicts of interest involving proxy voting.
Proxy Voting Process In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Guidelines, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.
The Asset Stewardship Team reviews with ISS its Guidelines and the services that ISS provides to State Street Global Advisors on an annual or case-by-case basis. As part of its role as proxy agent and prior to providing vote execution services, ISS pre-populates on an electronic platform certain preliminary proxy votes in accordance with the proxy voting guidelines identified by State Street Global Advisors. On most routine proxy voting items (e.g., ratification of auditors), ISS will shortly before applicable submission deadlines use an automated process to affect the pre-populated proxy votes. To the extent the Asset Stewardship Team becomes aware of material new information within a reasonable period of time before ISS affects such votes, the Asset Stewardship Team will assess whether the pre-populated votes should be updated.
In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon the facts and circumstances, consist with our Principles and accompanying Guidelines.
In some instances, the Asset Stewardship Team may refer significant issues to the ESG Committee for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the ESG Committee, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).
We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where voting is not permissible due to sanctions affecting a company or an individual, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.
Conflict of Interest See our standalone Conflict Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.
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Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders.
An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.
We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.
Accounting and Audit-Related Issues We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.
Capital Structure, Reorganization and Mergers The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.
Compensation We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.
We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.
Environmental and Social Issues As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
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For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and our Frameworks for Voting Environmental and Social Shareholder Proposals, both available at ssga.com/about-us/asset-stewardship.html.
General/Routine Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Fixed Income Stewardship The two elements of our fixed income stewardship program are:
Proxy Voting:
While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
• Approving amendments to debt covenants and/or terms of issuance
• Authorizing procedural matters, such as filing of required documents/other formalities
• Approving debt restructuring plans
• Abstaining from challenging the bankruptcy trustees
• Authorizing repurchase of issued debt security
• Approving the placement of unissued debt securities under the control of directors
• Approving spin-off/absorption proposals
Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.
Issuer Engagement:
We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.
Securities on Loan For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.
Reporting Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $4.14 trillion† under our care.
1 These Global Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.
* Pensions & Investments Research Center, as of December 31, 2020.
† This figure is presented as of December 31, 2021 and includes approximately $61.43 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.
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ssga.com

State Street Global Advisors Worldwide Entities
Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)44372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivißre-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 4000. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)8955878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 21030200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: 39 02 32066 100. F: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato- ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.
© 2022 State Street Corporation. All Rights Reserved.
ID949702-3479888.3.1.GBL.RTL 0322
Exp. Date: 03/31/2023
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T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
February 2023
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (”TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
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Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could
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have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.
2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.
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WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES
September 1, 2020
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
STATEMENT OF POLICY
Wellington Management:

1	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2	Votes all proxies in the best interests of the client for whom it is voting.

3	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

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•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020
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WESTERN ASSET
PROXY VOTING
December 1, 2022
Background
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
Policy
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
Procedures
Responsibility and Oversight
The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. The Regulatory Affairs Group  reviews proxy issues to determine any material conflicts of interest. (see Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. The Regulatory Affairs Group  provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.
f. Portfolio Compliance Group  votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
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Timing
Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to  Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a. A copy of Western Asset’s proxy voting policies and procedures.
b. Copies of proxy statements received with respect to  securities in  client accounts.
c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e. A proxy log including:
1. Issuer name;
2. Exchange ticker symbol of the issuer’s shares to be voted;
3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4. A brief identification of the matter voted on;
5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6. Whether a vote was cast on the matter;
7. A record of how the vote was cast; and
8. Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.
Conflicts of Interest
All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:
a. Whether Western  Asset  (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
b. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
c. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions  are based  on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1. Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
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b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d. Votes are cast on a case-by-case basis in contested elections of directors.
2. Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3. Matters relating to Capitalization
The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a. Western Asset votes for proposals relating to the authorization of additional common stock.
b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c. Western Asset votes for proposals authorizing share repurchase programs.
4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5. Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6. Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
7. Reporting of Financially Material Information
Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

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III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V. Environmental, Social and Governance Matters
Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.
Retirement Accounts
For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western
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Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Disclosure
© Western Asset Management Company, LLC 2023. This publication is the property of Western Asset and is intended for the sole use of its clients, consultants, and other intended recipients.
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John Hancock Variable Insurance Trust
Statement of Additional Information
May 1, 2023

	Series I	Series II	Series III
American Asset Allocation Trust	JAHZX	JAIFX	JAIDX
American Global Growth Trust	JAJQX	JAHWX	JAHVX
American Growth Trust	JAHJX	JAHKX	JAHGX
American Growth-Income Trust	JAHQX	JAHRX	JAHUX
American International Trust	JAHLX	JAHMX	JAHPX
This Statement of Additional Information (“SAI”) provides information about  each fund listed above (each a “fund” and collectively, the “funds”).  Each fund is a series of the Trust indicated above. The information in this SAI is in addition to the information that is contained in  each fund’s prospectus dated May 1, 2023, as amended and supplemented from time to time (collectively, the “Prospectus”).  The funds  may offer other share classes that are described in separate prospectuses and SAIs.
This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the financial statements of  each fund  for the period ended December 31, 2022, as well as the related opinion of the fund’s independent registered public accounting firm, as included in the fund’s most recent annual report to shareholders (each an “Annual Report”). The financial statements of each fund for the fiscal period ended December 31, 2022 are available through the link(s) in the following table:

Form N-CSR filed on March 2, 2023	https://www.sec.gov/Archives/edgar/data/756913/000168386323001707/f12659d1.htm
A copy of a Prospectus or an Annual Report  can be obtained free of charge by contacting:
John  Hancock Variable Insurance Trust
  200  Berkeley Street
Boston, Massachusetts 02116
800-344-1029

1

GLOSSARY

Term	Definition
“1933 Act”	the Securities Act of 1933, as amended
“1940 Act”	the Investment Company Act of 1940, as amended
“Advisers Act”	the Investment Advisers Act of 1940, as amended
“Advisor”
The JHVIT Feeder Funds do not have an advisor. Capital Research and Management Company, the Master Funds’ investment advisor (“CRMC”) serves as each Master Fund’s investment advisor.  John Hancock Variable Trust Advisers LLC (formerly, John  Hancock Investment Management Services, LLC), 200 Berkeley Street, Boston, Massachusetts 02116, is advisor to the JHVIT Funds

“Advisory Agreement”	an investment advisory agreement or investment management contract between the Trust and the Advisor
“Affiliated Subadvisors”	Manulife Investment Management (North America) Limited and Manulife Investment Management (US) LLC, as applicable
“affiliated underlying funds”	underlying funds that are advised by John Hancock’s investment advisor or its affiliates
“BDCs”	business development companies
“Board”	Board of Trustees of the Trust
“Bond Connect”	Mutual Bond Market Access between Mainland China and Hong Kong
“Brown Brothers Harriman”	Brown Brothers Harriman & Co.
“CATS”	Certificates of Accrual on Treasury Securities
“CBOs”	Collateralized Bond Obligations
“CCO”	Chief Compliance Officer
“CDSC”	Contingent Deferred Sales Charge
“CEA”	the Commodity Exchange Act, as amended
“China A-Shares”	Chinese stock exchanges
“CIBM”	China interbank bond market
“CLOs”	Collateralized Loan Obligations
“CMOs”	Collateralized Mortgage Obligations
“Code”	the Internal Revenue Code of 1986, as amended
“COFI floaters”	Cost of Funds Index
“CPI”	Consumer Price Index
“CPI-U”	Consumer Price Index for Urban Consumers
“CPO”	Commodity Pool Operator
“CFTC”	Commodity Futures Trading Commission
“Citibank”	Citibank, N.A., 388 Greenwich Street, New York, NY 10013
“Distributor”	John Hancock Distributors, LLC, 200 Berkeley Street, Boston, Massachusetts 02116
“EMU”	Economic and Monetary Union
“ETFs”	Exchange-Traded Funds
“ETNs”	Exchange-Traded Notes
“EU”	European Union
“Fannie Mae”	Federal National Mortgage Association
“FHFA”	Federal Housing Finance Agency
“FHLBs”	Federal Home Loan Banks
“FICBs”	Federal Intermediate Credit Banks
“Fitch”	Fitch Ratings
“Freddie Mac”	Federal Home Loan Mortgage Corporation
“funds” or “series”	The John Hancock funds within this SAI as noted on the front cover and as the context may require
“funds of funds”	funds that seek to achieve their investment objectives by investing in underlying funds, as permitted by Section 12(d) of the 1940 Act and the rules thereunder
2

Term	Definition
“GNMA”	Government National Mortgage Association
“HKSCC”	Hong Kong Securities Clearing Company
“IOs”	Interest-Only
“IRA”	Individual Retirement Account
“IRS”	Internal Revenue Service
“JHCT”	John Hancock Collateral Trust
“JH Distributors”	John Hancock Distributors, LLC
“JHLICO New York”	John Hancock Life Insurance Company of New York
“JHLICO U.S.A.”	John Hancock Life Insurance Company (U.S.A.)
“LOI”	Letter of Intention
“LIBOR”	London Interbank Offered Rate
“MAAP”	Monthly Automatic Accumulation Program
“Manulife Financial” or “MFC”	Manulife Financial, a publicly traded company based in Toronto, Canada
“Manulife IM (NA)”	Manulife Investment Management (North America) Limited (formerly, John Hancock Asset Management a Division of Manulife Asset Management (North America) Limited)
“Manulife IM (US)”	Manulife Investment Management (US) LLC (formerly, John Hancock Asset Management a Division of Manulife Asset Management (US) LLC)
“MiFID II”	Markets in Financial Instruments Directive
“Moody’s”	Moody’s Investors Service, Inc
“NAV”	Net Asset Value
“NRSRO”	Nationally Recognized Statistical Rating Organization
“NYSE”	New York Stock Exchange
“OID”	Original Issue Discount
“OTC”	Over-The-Counter
“PAC”	Planned Amortization Class
“PFS”	Personal Financial Services
“POs”	Principal-Only
“PRC”	People’s Republic of China
“REITs”	Real Estate Investment Trusts
“RIC”	Regulated Investment Company
“RPS”	John Hancock Retirement Plan Services
“SARSEP”	Salary Reduction Simplified Employee Pension Plan
“SEC”	Securities and Exchange Commission
“SEP”	Simplified Employee Pension
“SIMPLE”	Savings Incentive Match Plan for Employees
“S&P”	S&P Global Ratings
“SLMA”	Student Loan Marketing Association
“SPACs”	Special Purpose Acquisition Companies
“State Street”	State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111
“Stock Connect”	Hong Kong Stock Connect Program
“subadvisor”
Any subadvisors employed by John Hancock within this SAI as noted in Appendix B and as the context may require. The JHVIT Feeder Funds do not have a subadvisor. Capital Research and Management Company, the Master Funds’ investment advisor (“CRMC”) serves as each Master Fund’s investment advisor

“TAC”	Target Amortization Class
“TIGRs”	Treasury Receipts, Treasury Investors Growth Receipts
3

Term	Definition
“Trust”
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Current Interest
John Hancock Exchange-Traded Fund Trust
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Variable Insurance Trust

“TSA”	Tax-Sheltered Annuity
“unaffiliated underlying funds”	underlying funds that are advised by an entity other than John Hancock’s investment advisor or its affiliates
“underlying funds”	funds in which the funds of funds invest
“UK”	United Kingdom
ORGANIZATION OF THE TRUST

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act.     The following table sets forth the date the Trust was organized:

Trust	Date of Organization
John Hancock Variable Insurance Trust	September 29, 1988
The Board and shareholders of the Trust have approved the conversion of the Trust into a Delaware limited liability company. The Trust may implement the conversion at such time as its management considers appropriate and does not expect that the conversion will have any adverse effect on the values of variable contracts that are determined by investment in the funds or any adverse federal income tax consequences for the owners of those contracts.
JHVIT was originally organized on August 3, 1984 as “NASL Series Fund, Inc.” (the “NASL Fund”), a Maryland corporation. Effective December 31, 1988, the NASL Fund was reorganized as a Massachusetts business trust and renamed NASL Series Trust. Pursuant to such reorganization, NASL Series Trust assumed all the assets and liabilities of the NASL Fund and carried on its business and operations with the same investment management arrangements as were in effect for the NASL Fund at the time of the reorganization. The assets and liabilities of each of the NASL Fund’s separate series were assumed by the corresponding series of NASL Series Trust. NASL Series Trust was subsequently renamed Manufacturers Investment Trust effective October 1, 1997; John  Hancock Trust effective January 1, 2005; and JHVIT effective May 2, 2011.
Classification. JHVIT is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the funds described in this SAI is diversified for purposes of the 1940 Act.
Powers of the Trustees of JHVIT. Under Massachusetts law and JHVIT’s Declaration of Trust and By-Laws, the management of the business and affairs of JHVIT is the responsibility of its Trustees.
The Declaration of Trust authorizes the Trustees of JHVIT without shareholder approval to do the following:
– Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;
– Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;
– Issue additional series of shares or separate classes of existing series of shares;
– Approve mergers of series (to the extent consistent with applicable laws and regulations); and
– Designate a class of shares of a series as a separate series.
Effective January 22, 2016, the Board amended and restated in its entirety the Declaration of Trust. The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving a fund derivatively; (iii) provide that any action brought by a shareholder related to a fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the fund for such expenses; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its
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entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the Fund at 200 Berkeley Street, 11th Floor, Boston, Massachusetts 02116, and also on the SEC’s and Secretary of the Commonwealth of Massachusetts’ websites.
Shares of JHVIT. The shares of each fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each fund have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that fund. Holders of shares of any fund are entitled to redeem their shares as set forth under “Purchase and Redemption of Shares.”
Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of such fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular fund will be allocated in the manner determined by the Trustees. Accrued liabilities that are not clearly allocable to one or more funds will also be allocated among the funds in the manner determined by the Trustees.
Shareholder Voting. Shareholders of each fund of JHVIT are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular fund are entitled to vote on matters determined by the Trustees to affect only the interests of that fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHVIT may not be binding on a fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHVIT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHVIT do not have cumulative voting rights, which means that the holders of more than 50% of JHVIT’s shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.
Shareholder Liability. Under Massachusetts law, shareholders of JHVIT could, under certain circumstances, be held personally liable for the obligations of JHVIT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHVIT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHVIT. The Declaration of Trust also provides for indemnification out of the property of a JHVIT fund for all losses and expenses of any shareholder held personally liable for the obligations of such fund. In addition, the Declaration of Trust provides that JHVIT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHVIT and satisfy any judgment thereon, but only out of the property of the affected fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular fund would be unable to meet its obligations.
MASTER-FEEDER STRUCTURE
Each fund described in this John  Hancock Variable Insurance Trust (“JHVIT”) SAI operates as a “feeder fund” (each a “JHVIT Feeder Fund,” “fund,” or “portfolio,” and collectively, the “JHVIT Feeder Funds,” the “funds,” or the “portfolios”), which means that the fund does not buy investment securities directly. Instead, it invests in Class 1 shares of a “master fund,” which in turn purchases investment securities. Each JHVIT Feeder Fund has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series® (“AFIS”) (each a “Master Fund” and collectively the “Master Funds”). Each JHVIT Feeder Fund’s Master Fund is listed below:

JHVIT FEEDER FUND American Asset Allocation Trust American Global Growth Trust American Growth Trust American Growth-Income Trust American International Trust	MASTER FUND Asset Allocation Fund Global Growth Fund Growth Fund Growth-Income Fund International Fund
A JHVIT Feeder Fund may withdraw its entire investment from a Master Fund at any time the Board of Trustees of JHVIT (the “Board”) decides it is in the best interest of the fund and its shareholders to do so.
The AFIS Board formulates the general policies of each Master Fund and meets periodically to review each Master Fund’s performance, monitor investment activities and practices, and discuss other matters affecting each Master Fund.
THE SAI FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS SAI.
A separate SAI describes the other series of JHVIT.
The following table sets forth each fund’s inception date:

American Asset Allocation Trust	May 1, 2007
American Global Growth Trust	May 1, 2007
American Growth Trust	May 6, 2003
American Growth-Income Trust	May 6, 2003
American International Trust	May 6, 2003
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If a fund  or share class has been in operation for a period that is shorter than the three-year fiscal period covered in this SAI, information is provided for the period the fund  or share class, as applicable, was in operation.
ADDITIONAL INVESTMENT POLICIES AND OTHER INSTRUMENTS

The principal strategies and risks of investing in each fund are described in the applicable Prospectus. Unless otherwise stated in the applicable Prospectus or this SAI, the investment objective and policies of the funds may be changed without shareholder approval. Each fund may invest in the instruments below, and such instruments and investment policies apply to each fund, but only  if and to the extent that such policies are consistent with and permitted by a fund’s investment objective and policies. Each fund may also have indirect exposure to the instruments described below through derivative contracts, if applicable. By owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds.
REPURCHASE AGREEMENTS
Each of the portfolios may invest in repurchase agreements. The following information supplements the information in the Prospectus regarding repurchase agreements.
Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements provide a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.
Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.
The portfolios shall engage in a repurchase agreement transaction only with those banks or broker/dealers that meet the portfolios’ quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:
o Federal Reserve System member bank,
o primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division, or
o broker/dealer that reports U.S. government securities positions to the Federal Reserve Board.
Each portfolio will continuously monitor repurchase agreement transactions to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the obligation.
The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A portfolio also might incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by JHVIT might be delayed or limited.
INVESTMENT RESTRICTIONS

A fund’s investment restrictions are subject to, and may be impacted and limited by, the federal securities laws, rules and regulations, including the Investment Company Act of 1940 and Rule 18f-4 thereunder.

There are two classes of investment restrictions to which a fund is subject in implementing its investment policies: (a) fundamental; and (b) non-fundamental. Fundamental restrictions may be changed only by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.
When submitting an investment restriction change to the holders of a fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to the fund if a majority of the outstanding voting securities of the fund votes for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.
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INVESTMENT RESTRICTIONS OF THE MASTER FUNDS
As long as the portfolios continue to operate as feeder funds that invest in their corresponding Master Funds, the fundamental and non-fundamental investment restrictions of each portfolio will in effect be those of its Master Fund. Each portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its Master Fund:

Notwithstanding any other investment policy of the portfolio, the portfolio may invest all of its net assets in an open-end management investment company having substantially the same investment objective and limitations as the portfolio.

A Master Fund may seek to change a fundamental restriction by submitting the proposed change to the vote of its shareholders, including the portfolio that invests in the Master Fund. If the change is approved by Master Fund shareholders, the change will become effective as to the Master Fund and, by virtue of the portfolio’s non-fundamental restriction stated above, to the portfolio. If JHVIT, on behalf of the portfolio, determines that a change otherwise approved by Master Fund shareholders is not in the best interest of the portfolio, JHVIT may cause the portfolio to cease to invest all of its net assets in the Master Fund. In such event, the portfolio will then be subject to its own fundamental and non-fundamental investment restrictions, as set forth below.
The investment restrictions of the Master Funds are described in the statement of additional information for the Master Funds, which is delivered together with this SAI.
INVESTMENT RESTRICTIONS OF THE JHVIT FEEDER FUNDS
Each portfolio has adopted fundamental and non-fundamental investment restrictions that are set forth below. As indicated above, as long as the portfolios continue to operate as feeder funds, these restrictions apply to the portfolios only to the extent that the restrictions are not inconsistent with such operations and with the fundamental and non-fundamental restrictions of the Master Funds. If a portfolio ceases to invest all of its net assets in its Master Fund, the portfolio’s investment restrictions become fully applicable.
For each portfolio, restrictions 6, 9, 10, 11 and 12 are non-fundamental, and all other restrictions are fundamental. Fundamental restrictions may only be changed by a vote of a majority of the outstanding voting securities of a portfolio as described above. With such approval, an investment restriction change will be deemed to have been effectively acted upon for the portfolio, notwithstanding that the change has not been approved by (1) the holders of a majority of the outstanding voting securities of any other portfolio affected by the change, or (2) a majority of the outstanding voting securities of JHVIT.
INVESTMENT RESTRICTIONS OF THE JHVIT FEEDER FUNDS
Each fund may not:
1. Invest more than 5% of the value of its the total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund’s total assets.
2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.
3. Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, a fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.
4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).
5. Purchase commodities or commodity contracts; except that the American Asset Allocation Trust and the American International Trust may engage in transactions involving currencies (including forward or futures contracts and put and call options).
6. Invest in companies for the purpose of exercising control or management.
7. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.
8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, a fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.
9. Purchase securities on margin.
10. Sell securities short, except to the extent that a fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.
11. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Fundamental Investment Restriction number 5.
12. Invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).
13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.
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Additional Information Regarding Fundamental Restrictions
Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a fund’s investment in loan participations, if any, the fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the fund has concentrated in a particular industry.
Borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices, and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.
Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.
Senior Securities. “Senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of a fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of a fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. The Derivatives Rule provides an exemption to enter into certain transactions deemed to be senior securities subject to compliance with the limitations outlined in “Government Regulation of Derivatives.”
Additional Non-Fundamental Restrictions
The following non-fundamental restrictions of each JHVIT Feeder Fund may be changed without shareholder approval:
1. The portfolio may not invest more than 15% of its net assets in illiquid securities.
2. The portfolio may not issue senior securities, except as permitted by the 1940 Act.
Notwithstanding Investment Restriction number 12, the Master Funds may invest in securities of other managed investment companies if deemed advisable by their officers in connection with the administration of a deferred compensation plan adopted by the Master Funds’ Trustees pursuant to an exemptive order granted by the United States Securities and Exchange Commission (“SEC”).
Notwithstanding Investment Restriction number 13, the portfolios may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the portfolio as an underwriter as that term is defined under the Securities Act of 1933, as amended.
Investment Restrictions that May be Changed Only Upon 60 Days’ Notice to Shareholders
Rule 35d-1 under the 1940 Act requires a registered investment company with a name that suggests that the fund focuses its investments in a particular type of investment or investments in a particular industry to invest at least 80% of its assets in the type of investment suggested by the fund’s name. American Growth Trust, American International Trust, American Growth-Income Trust, American Global Growth Trust, and American Asset Allocation Trust are not subject to this requirement.
Fund Mergers. Immediately prior to a combination or merger of a fund (the “acquired fund”) into another fund, the acquired fund may in certain situations not comply with its investment policies.
PORTFOLIO TURNOVER

The portfolio turnover of the Master Funds is described in the prospectus for the Master Funds, which is delivered together with the prospectus for the funds.
The portfolio turnover rates for the funds for the fiscal periods ended December 31, 2022 and December 31, 2021 were as follows:
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Fund	2022%	2021%
American Asset Allocation Trust	9	5
American Global Growth Trust	13	8
American Growth Trust	11	14

Fund	2022%	2021%
American Growth-Income Trust	12	3
American International Trust	15	9
THOSE RESPONSIBLE FOR MANAGEMENT

The business of the  Trust, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the  funds or the  Trust (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the  funds or the Trust  and who execute policies formulated by the Trustees. Several of the Trustees and officers of the  Trust also are officers or directors of the  Distributor. Each Trustee oversees  all of the funds and other funds in the John  Hancock Fund Complex (as defined below).
The tables below present certain information regarding the Trustees and officers of the Trust, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of the Trust (each a “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2022, the “John  Hancock Fund Complex” consisted of 186  funds (including separate series of series mutual funds). Each Trustee has been elected to serve on the Board. Each of William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, Steven R. Pruchansky, and Gregory A. Russo was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. Each of Andrew G. Arnott, James R. Boyle, Noni L. Ellison, Dean C. Garfield, Marianne Harrison, Patricia Lizarraga, Paul Lorentz, and Frances G. Rathke was most recently elected to serve on the Board at a shareholder meeting held on September 9, 2022. The address of each Trustee and officer of the  Trust is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustees
Andrew G. Arnott[2] (1971)	Trustee (since 2017); President (since 2014)
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Trustee of various trusts within the John Hancock Fund Complex (since 2017).
184
Marianne Harrison[2] (1963)	Trustee (since 2018)
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017).
Trustee of various trusts within the John Hancock Fund Complex (since 2018).
183
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Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustees
Paul Lorentz[2] (1968)	Trustee (since 2022)	Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).	183
1	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
2	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
James R. Boyle (1959)	Trustee (2005–2014 and since 2015)	Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	183
William H. Cunningham (1944)	Trustee (since 2012)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	184
Noni L. Ellison (1971)	Trustee (since 2022)
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Trustee of various trusts within the John Hancock Fund Complex (since 2022).
			183
Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	186
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Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Dean C. Garfield (1968)	Trustee (since 2022)	Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).	183
Deborah C. Jackson (1952)	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);   Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee of various trusts within the John Hancock Fund Complex (since 2008).
			185
Patricia Lizarraga (1966)	Trustee (since 2022)	Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).	183
Hassell H. McClellan (1945)	Trustee (since 2005) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	186
Steven R. Pruchansky (1944)	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014–2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).
Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
			183
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Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Frances G. Rathke (1960)	Trustee (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003–retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	183
Gregory A. Russo (1949)	Trustee (since 2012)	Director and Audit Committee Chairman (2012–2020), and Member, Audit Committee and Finance Committee (2011–2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012–2018), and Finance Committee Chairman (2014–2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	183
1	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
Principal Officers who are not Trustees
The following table presents information regarding the current principal officers of the Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Distributor. All of the officers listed are officers or employees of the Distributor or its affiliates. All of the officers also are officers of all of the other funds for which an affiliate of the Distributor serves as principal underwriter.

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) During the Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone (1965)	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)
Vice President and Deputy Chief Counsel, John Hancock Investment Management  (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)
Chief Compliance Officer, John Hancock Investment Management LLC  and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

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1	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
Additional Information about the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to  the Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John  Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the  funds and the other funds in the John  Hancock Fund Complex in a manner consistent with the best interests of the funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
Independent Trustees
James R. Boyle  – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement  and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.
William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.
Noni L. Ellison – As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.
Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.
Dean C. Garfield – As a former president and chief executive officer of a leading industry organization and current vice-president of a leading international company, Mr. Garfield has significant global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.
Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine  company, and non-profit entities.
Patricia Lizarraga –  Through her current positions as an independent board director, audit committee chair, and chief executive officer of an investment advisory firm, Ms. Lizarraga has expertise in financial services and investment matters, and operational and risk oversight. As former governance committee chair, Ms. Lizarraga has a strong understanding of corporate governance and the regulatory frameworks of the investment management industry.
Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.
Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a senior officer and chief executive of business in the retail, service and distribution companies and a current and former director of real estate and banking companies.
Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.
Gregory A. Russo – As a retired Certified Public Accountant, Mr. Russo served as a partner and Global Vice Chairman in a major independent registered public accounting firm, as well as a member of its geographic boards of directors and International Executive Team. As a result of Mr. Russo’s diverse global responsibilities, he possesses accounting, finance and executive operating experience.
Non-Independent Trustees
Andrew G. Arnott – Through his positions as Executive Vice President of John  Hancock Financial Services; Director and Executive Vice President of John Hancock Investment Management LLC and John  Hancock Variable Trust Advisers LLC; President of John  Hancock Investment Management
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Distributors LLC; and President of the John  Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Marianne Harrison – Through her position as President and CEO, John  Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John  Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.
Paul Lorentz – Through his position as the Global Head of Manulife Wealth and Asset Management, Mr. Lorentz has experience with retirement, retail and asset management solutions offered by Manulife worldwide, enabling him to provide management input to the Board.
Duties of Trustees; Committee Structure
The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met  five times during the fiscal year ended December 31, 2022.
The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott, Boyle, and Lorentz as current or former senior executives of the Distributor (or of its parent company, MFC), and of other affiliates of the Distributor, provide the Board with the perspective of the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Committees
The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee. The current membership of each committee is set forth below.
Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Mr. Cunningham and Mses. Lizarraga  and  Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trust and, among other things, considers the selection of an independent registered public accounting firm for the Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. Ms. Rathke has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. This Committee met four times during the fiscal year ended December 31, 2022.
Compliance Committee. The Board also has a standing Compliance Committee (Ms. Fey, Mr. Garfield and Ms. Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. This Committee met four  times during the fiscal year ended December 31, 2022.
Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Mr. Boyle, Ms. Ellison, and Messrs. Pruchansky and Russo). Mr. Russo serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of various contracts between the Trust and other entities. These contracts include custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which Capital Research and Management Company, the Master Funds’ investment advisor (“CRMC”) identifies, manages and reports the various risks that affect or could affect the funds. This Committee met four times during the fiscal year ended December 31, 2022.
Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all
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of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met  five  times during the fiscal year ended December 31, 2022.
Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Ms. Jackson and Messrs.  Boyle, Cunningham, and Pruchansky  serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of funds in the John  Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Committee met  five times during the fiscal year ended December 31, 2022.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As registered investment companies, the funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the funds’ risk management activities that are implemented by CRMC, the funds’ CCO and other service providers to the funds. CRMC has primary responsibility for the funds’ risk management on a day-to-day basis as a part of its overall responsibilities. CRMC is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as its operational and compliance risks. CRMC and the CCO also assist the Board in overseeing compliance with investment policies of the funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
CRMC identifies to the Board the risks that it believes may affect the funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.
The Board has established an Investment Committee, which consists of four Investment Sub-Committees for the overall John  Hancock Fund Complex. The Investment Sub-Committee overseeing the funds assists the Board in overseeing the funds’ significant investment policies and the performance of CRMC. On at least a quarterly basis, the relevant Investment Sub-Committee reviews reports from CRMC regarding the funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding CRMC compliance matters. In addition, the relevant Investment Sub-Committee meets periodically with CRMC’s portfolio managers to receive reports regarding management of the funds, including with respect to risk management processes.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the funds’ financial reporting. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, assisted by the Advisor’s Pricing Committee (composed of officers of the Advisor), which calculates fair value determinations pursuant to procedures established by the Advisor and adopted by the Board.
The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the funds, CRMC, and certain of the funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.
The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which CRMC identifies, assesses, manages and reports the various risks that affect or could affect the funds. This Committee reviews reports from CRMC on a periodic basis regarding the risks facing the funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.
In addressing issues regarding the funds’ risk management between meetings, appropriate representatives of CRMC communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, CRMC, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.
In addition, in its annual review of the funds’ distribution agreements, the Board reviews information provided by the Distributor relating to its operational capabilities, financial condition, risk management processes and resources.
The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
CRMC also has its own, independent interest in risk management. In this regard, CRMC reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters at the Board’s request.
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Compensation of Trustees
Trustees are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the  Trust and the other open-end funds in the John  Hancock Fund Complex an annual retainer of $265,000, a fee of $22,000 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $180,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.
The following table provides information regarding the compensation paid by  the Trust and the other investment companies in the John  Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended December 31, 2022.

Compensation Table[1]
Name of Trustee	Total Compensation from the Trust ($)	Total Compensation from the Trust and the John Hancock Fund Complex[2] ($)
Independent Trustees
James R. Boyle	106,746	450,000
Peter S. Burgess[3]	101,521	430,000
William H. Cunningham	106,746	525,000
Noni L. Ellison[4]	46,726	201,500
Grace K. Fey	112,027	597,500
Dean C. Garfield[4]	46,726	201,500
Deborah C. Jackson	106,746	502,500
Patricia Lizarraga[4]	46,726	201,500
Hassell H. McClellan	143,278	745,500
Steven R. Pruchansky	104,133	440,000
Frances G. Rathke	106,746	450,000
Gregory A. Russo	109,414	460,000
Non-Independent Trustees
Andrew G. Arnott	0	0
Marianne Harrison	0	0
Paul Lorentz[4]	0	0
1	The Trust does not have a pension or retirement plan for any of its Trustees or officers.
2	There were approximately 186 series in the John Hancock Fund Complex as of December 31, 2022.
3	Mr. Burgess retired as Trustee effective as of December 31, 2022.
4	Elected to serve as Trustee effective as of September 9, 2022.
Trustee Ownership of Shares of the Funds
The table below sets forth the dollar range of the value of the shares of  each fund, and the dollar range of the aggregate value of the shares of all funds in the John  Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2022. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.
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Name of Trustees	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Independent Trustees
James R. Boyle	None	None	None
William H. Cunningham	None	None	None
Noni L. Ellison	None	None	None
Grace K. Fey	None	None	None
Dean C. Garfield	None	None	None
Deborah C. Jackson	None	None	None
Patricia Lizarraga	None	None	None
Hassell H. McClellan	None	None	None
Steven R. Pruchansky	None	None	None
Frances G. Rathke	None	None	None
Gregory A. Russo	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None
Marianne Harrison	None	None	None
Paul Lorentz	None	None	None

Name of Trustees	American Growth-Income Trust	American International Trust	Total John Hancock Fund Complex
Independent Trustees
James R. Boyle	None	None	Over $100,000
William H. Cunningham	None	None	Over $100,000
Noni L. Ellison	None	None	Over $100,000
Grace K. Fey	None	None	Over $100,000
Dean C. Garfield	None	None	Over $100,000
Deborah C. Jackson	None	None	Over $100,000
Patricia Lizarraga	None	None	Over $100,000
Hassell H. McClellan	None	None	Over $100,000
Steven R. Pruchansky	None	None	Over $100,000
Frances G. Rathke	None	None	Over $100,000
Gregory A. Russo	None	None	Over $100,000
Non-Independent Trustees
Andrew G. Arnott	None	None	Over $100,000
Marianne Harrison	None	None	Over $100,000
Paul Lorentz	None	None	Over $100,000
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

The funds are feeder funds and, as such, do not have an investment adviser. Portfolio management does not occur at the JHVIT Feeder Fund level, but at the Master Fund level. CRMC serves as each Master Fund’s investment adviser. For information regarding CRMC, see the Master Fund’s SAI, which is delivered together with this SAI.
Service  Agreement
Pursuant to a Service Agreement dated June 27, 2008, John  Hancock Variable Trust Advisers LLC (formerly John  Hancock Investment Management Services, LLC), an affiliate of the Distributor (“JHVTA”), provides JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight as well as services related to the office of CCO. The following table shows the fees that each fund incurred and paid to JHVTA for non-advisory services for the fiscal periods ended December 31, 2022, December 31, 2021, and December 31, 2020.
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	Service Fee Paid in Fiscal Year Ended December 31,
Fund	2022 ($)	2021 ($)	2020 ($)
American Asset Allocation Trust	182,074	185,256	224,736
American Global Growth Trust	28,897	32,860	35,706
American Growth Trust	123,825	143,800	151,552
American Growth-Income Trust	133,624	140,466	160,773
American International Trust	57,205	64,737	76,261
Other Services
Proxy Voting. The proxy voting policies of JHVIT and CRMC are set forth below in Appendix B. Information regarding how JHVIT voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) upon request, by calling 800-344-1029 (attention: Secretary); and (2) on the SEC’s website at www.sec.gov.
DISTRIBUTION AGREEMENTS

John  Hancock Distributors, LLC (the “Distributor”), located at 200 Berkeley Street, Boston, Massachusetts 02116, is the distributor and principal underwriter of JHVIT and distributes shares of JHVIT on a continuous basis. Other than the Rule 12b-1 payments described below, the Distributor does not receive compensation from JHVIT.
The Board has approved Rule 12b-1 Plans (each a “Plan” and collectively the “Plans”) for Series I, Series II, and Series III of each fund. The purpose of each Plan is to encourage the growth and retention of assets of the class of shares of each fund subject to the Plan.
Each fund invests in Class 1 shares of its corresponding Master Fund, which does not pay a Rule 12b-1 fee.
Payments made on the Series I, Series II, and Series III Rule 12b-1 Plans for the fiscal year ended  December 31, 2022 are as follows.

Fund	Share Class	Rule 12b-1 Distribution Payments ($)
American Asset Allocation Trust	Series I	1,972,127
	Series II	5,348,757
	Series III	270,708
American Global Growth Trust	Series I	238,405
	Series II	851,153
	Series III	66,360
American Growth Trust	Series I	1,230,584
	Series II	3,681,841
	Series III	209,788
American Growth-Income Trust	Series I	1,720,084
	Series II	2,915,533
	Series III	447,314
American International Trust	Series I	694,936
	Series II	1,701,122
	Series III	73,412
NET ASSET VALUE

Each JHVIT Feeder Fund’s NAV will be based on the NAV of the corresponding Master Fund, adjusted to reflect the JHVIT Feeder Fund’s other assets, if any, and expenses.
For information regarding the determination of NAV of a Master Fund, see the Master Fund SAI, which is delivered together with this SAI.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

Each JHVIT Feeder Fund invests solely in shares of its corresponding AFIS Master Fund. The Master Funds’ investment adviser, on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the Master Funds’ portfolio securities. These policies and procedures have been reviewed by the Master Funds’ board of trustees, and that board periodically assesses compliance with these policies and
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procedures in connection with reporting from the Master Funds’ Chief Compliance Officer. A description of these policies and procedures is included in the statement of additional information for the Master Funds, under the heading “Disclosure of portfolio holdings.”
SHAREHOLDERS OF JHVIT

JHVIT currently serves as the underlying investment option for premiums and purchase payments invested in variable contracts issued by insurance companies both those affiliated with MFC, the ultimate controlling parent of the Advisor and Distributor, and those that are not affiliated with MFC.
Control Persons. As of March 31, 2023, shares of JHVIT were legally owned by  JHLICO U.S.A. and  JHLICO New York, (collectively, the “John  Hancock Insurance Companies”), by other insurance companies not affiliated with MFC (“Nonaffiliated Insurance Companies”) and the portfolios. John  Hancock Insurance Companies and Nonaffiliated Insurance Companies are collectively referred to as “Insurance Companies.” The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund.
The Insurance Companies hold shares principally in their separate accounts. They also may hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of any class of shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of any class of a fund is presumed to “control” that class. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a share class of a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of that share class. The portfolios, individually or collectively, may hold more than 25% of a class of shares of an Underlying Fund.
Shareholders. As of March 31, 2023, the Insurance Companies owned of record all of the outstanding Series I, Series II, and Series III shares of the JHVIT Feeder Funds.
Each Insurance Company that is a shareholder of JHVIT holds of record in its separate accounts JHVIT shares attributable to variable contracts.
JHVIT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHVIT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHVIT.
Entities Eligible to Be Shareholders of JHVIT. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHVIT may be purchased only by the following eligible shareholders: – separate accounts of the Insurance Companies and other insurance companies; – the Insurance Companies and certain of their affiliates; and – any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies and JHVIT. The Insurance Companies have the right to vote upon matters that may be voted upon at any JHVIT Shareholders’ meeting. These companies will vote all shares of the funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). The effect of proportional voting is that a small number of contract owners can determine the outcome of the voting. In addition, JHVIT will vote all shares of a fund held by a JHVIT fund of funds in proportion to the votes of the other shareholders of such fund.
Mixed and Shared Funding. Shares of JHVIT may be sold to JHVIT Shareholders described above. JHVIT currently does not foresee any disadvantages to any JHVIT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Board will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHVIT Shareholder from investing in JHVIT or a particular fund.
Principal Holders. The following sets forth the principal holders of the shares of the JHVIT Feeder Funds. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.
As of March 31, 2023, the John  Hancock Insurance Companies owned of record all of the outstanding Series I, II and III shares of the JHVIT Feeder Funds.
Trustees and officers of JHVIT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of the JHVIT Feeder Funds.
PURCHASE AND REDEMPTION OF SHARES

JHVIT will redeem all full and fractional fund shares for cash at net asset value per share (“NAV”). Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:
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o trading on the New York Stock Exchange is restricted, as determined by the SEC, or such exchange is closed for other than weekends and holidays;
o an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT to fairly determine the value of its net assets; or
o the SEC by order so permits for the protection of security holders of JHVIT.
SPECIAL REDEMPTIONS

Special Redemptions. Although it would not normally do so, a fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities, in accordance with policies and procedures approved by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.
JHVIT has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:
– the distribution is effected through a pro rata distribution of the distributing fund’s portfolio securities;
– the distributed securities are valued in the same manner as they are in computing the fund’s NAV;
– neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and
– the Trustees of JHVIT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.
Potential Adverse Effects of Large Shareholder Transactions
A fund may from time to time sell to one or more investors, including funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. The Advisor and/or the subadvisor, as seed investors, may have significant ownership in certain funds. The Advisor and subadvisor, as applicable, face conflicts of interest when considering the effect of redemptions on any such funds and on other shareholders in deciding whether and when to redeem its respective shares. Such sales and redemptions may be very substantial relative to the size of such fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. As a result, the fund may have greater or lesser market exposure than would otherwise be the case. Such transactions also may accelerate the realization of capital gains or increase a fund’s transaction costs, which would detract from fund performance.
A large redemption could significantly reduce the assets of a fund, causing decreased liquidity and, depending on any applicable expense caps and/or waivers, a higher expense ratio. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. If a fund has difficulty selling portfolio securities in a timely manner to meet a large redemption request, the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, a large redemption could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio and possibly resulting in the fund’s becoming too small to be economically viable.
Non-U.S. market closures and redemptions. Market closures during regular holidays in an applicable non-U.S. market that are not holidays observed in the U.S. market may prevent the fund from executing securities transactions within the normal settlement period. Unforeseeable closures of applicable non-U.S. markets may have a similar impact. During such closures, the fund may be required to rely on other methods to satisfy shareholder redemption requests, including the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time, or the delivery of redemption proceeds may be extended beyond the normal settlement cycle.
ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain tax considerations affecting the  funds and  their shareholders.  No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.
Since the funds’ shareholders are principally: (i) life insurance companies whose separate accounts invest in the funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S.
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federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a fund. For information concerning the U.S. federal income tax consequences to such holders, see the Prospectus for such contracts. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.
The Trust believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, a fund will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its net investment income and 90% of its net tax-exempt interest income for such taxable year.
A  fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both federal income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.
To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.
A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain qualifying income requirements of Code Section 7704. All of the income received by a fund from its investment in a qualified publicly traded partnership will be income satisfying the 90% qualifying income test. A  fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company income distribution requirements and would be taken into account for purposes of the 4% excise tax.
Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income.
To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund’s assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
If a fund fails to meet the annual gross income test described above, the fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the fund reports the failure, and (ii) the fund pays an excise tax equal to the excess non-qualifying income. If a fund fails to meet the asset diversification test described above with respect to any quarter, the fund will nevertheless be considered to have satisfied the requirements for such quarter if the fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the fund reports the failure and pays an excise tax.
If a fund fails to qualify as a regulated investment company, the fund would incur income tax as a regular corporation on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although distributions to individual shareholders generally would constitute qualified dividend income subject to reduced federal income tax rates for an individual shareholder who satisfies certain holding period requirements with respect to his or her shares in the fund and distributions to corporate shareholders generally should be eligible for the DRD. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.
Because the Trust complies with the ownership restrictions of U.S. Treasury Regulations Section 1.817-5(f), IRS Revenue Ruling (“Rev. Rul.”) 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), the Trust expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests for purposes of separate account diversification requirements, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These
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requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.
A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having OID (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has OID) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.
Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to federal income or excise tax.
A fund may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue OID in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under  OID principles.
Certain funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. The futures that are traded on a regulated exchange, such as NYSE or NASDAQ, will be treated as Code Section 1256 contracts, and the capital gain/loss will be reflected as 40% short-term capital gain/loss and 60% long-term capital gain/loss. Any futures that are not traded on a regulated exchange will follow the 365 day rule of short-term capital or long-term capital treatment. In addition, these provisions: (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a fund’s investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the fund or its shareholders in future years. Under such circumstances, distributions paid by the fund could be deemed return of capital.
Certain funds may be required to account for their transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of their participation in such transactions. Additionally, a fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in a fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for a fund to obtain cash corresponding to its earnings or assets in those countries. However, a fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.
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If a fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies” or “PFICs”), the fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax.
If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.
A fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the fund will be able to elect to pass such taxes through to the shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. Such  foreign taxes will reduce the amount a fund has available to distribute to shareholders.
Funds may invest in equity securities of master limited partnerships (“MLPs”) that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The funds expect that these MLPs will be treated as “qualified publicly traded partnerships” (as discussed above). Accordingly, it is expected that the net income derived by a fund from such investments will be qualifying income for purposes of the 90% gross income requirement. As described above, a fund must limit its investments in qualified publicly traded partnerships to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.
The MLPs in which a fund may invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by a fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to a fund exceeds the amount of cash received by the fund from such MLP, the fund will need to find other sources of funds for making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, a fund may need to dispose of securities in order to generate sufficient cash to satisfy the distribution requirements.
A fund may invest in REITs. REIT dividends and capital gain distributions are generally treated as qualifying income for purposes of the 90% gross income requirement. A fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. Such an investment may subject the fund to income tax and special reporting requirements with respect to any “excess inclusion” income received from the REMICs or TMPs.
For federal income tax purposes, a fund is permitted to carry forward a net capital loss incurred in any year to offset net capital gains, if any, in any subsequent year until such loss carryforwards have been fully used. Capital losses carried forward will retain their character as either short-term or long-term capital losses. A fund’s ability to utilize capital loss carryforwards in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a fund and would not be distributed as such to shareholders.
Below are the capital loss carryforwards available to the  funds as of  December 31, 2022 to the extent provided by regulations, to offset future net realized capital gains:

Fund	Short-term Losses ($)	Long-term Losses ($)	Total ($)
American Asset Allocation Trust	-	-	-
American Global Growth Trust	-	-	-
American Growth Trust	-	-	-
American Growth-Income Trust	-	-	-
American International Trust	-	-	-
Additional Tax Considerations. If a fund failed to qualify as a regulated investment company: (i) owners of contracts based on the fund would be treated as owning contracts based solely on shares of the fund (rather than on their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral; and (ii) the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings
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under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisor and the subadvisors and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisors might otherwise believe to be desirable.
Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund, please refer to the prospectus for the contract.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.
PORTFOLIO BROKERAGE

As each fund invests solely in its corresponding Master Fund, none of the funds incurs any brokerage commissions. For information regarding portfolio brokerage of each Master Fund, see the Master Funds’ SAI, which is delivered together with this SAI.
LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which the Trust, the Advisor, or the Distributor is a party that are likely to have a material adverse effect on the  funds or the ability of either the Advisor or the Distributor to perform its contract with the funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of  each fund  for the fiscal period ended December 31, 2022, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210.
FINANCIAL STATEMENTS

The financial statements of each fund for the fiscal period ended December 31, 2022, are incorporated herein by reference from  each  fund’s most recent Annual Report filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.
CUSTODY OF PORTFOLIO SECURITIES

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent with respect to each fund’s assets. State Street  has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. Each fund also may use special purpose custodian banks from time to time for certain assets. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company, and the book-entry system of the Federal Reserve Banks.
CODES OF ETHICS

The  Trust, the Advisor, the Distributor and  the  subadvisor to the  funds have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by  a fund.
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MANAGEMENT OF OTHER FUNDS BY THE ADVISOR

The funds of JHVIT described this SAI are not retail mutual funds and are only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the Advisor or subadvisors may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any fund’s investment results will be comparable to the investment results of any other fund, including funds with the same Advisor or subadvisor. Past performance is no guarantee of future results.
APPENDIX A  – DESCRIPTION OF BOND RATINGS

DESCRIPTION OF BOND RATINGS
DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS
The ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P  Global Ratings  and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.
IN GENERAL
Moody’s. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://www.moodys.com/researchdocumentcontentpage.aspx?docid=PBC_79004.
S&P Global Ratings. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P Global Ratings, is derived directly from S&P Global Ratings’ electronic publication of “S&P’s Global Ratings Definitions,” which is available at: https://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.
Fitch. Fitch’s opinions are forward looking and include Fitch’s views of future performance. In many cases, these views on future performance may include forecasts, which may in turn (i) be informed by non-disclosable management projections, (ii) be based on a trend (sector or wider economic cycle) at a certain stage in the cycle, or (iii) be based on historical performance. As a result, while ratings may include cyclical considerations and attempt to assess the likelihood of repayment at “ultimate/final maturity,” material changes in economic conditions and expectations (for a particular issuer) may result in a rating change.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred. For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Fitch, is derived directly from Fitch’s electronic publication of “Definitions of Ratings and Other Forms of Opinion” which is available at: https://www.fitchratings.com/products/rating-definitions.
GENERAL PURPOSE RATINGS
LONG-TERM ISSUE RATINGS
MOODY’S GLOBAL LONG-TERM RATING SCALE
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
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Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.
Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P GLOBAL RATINGS LONG-TERM ISSUE CREDIT RATINGS
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
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Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
FITCH CORPORATE FINANCE OBLIGATIONS – LONG-TERM RATING SCALES
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Corporate finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: Addition of a Plus (+) or minus (-) sign: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’.
CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
SHORT-TERM ISSUE RATINGS
MOODY’S GLOBAL SHORT-TERM RATING SCALE
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).
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S&P GLOBAL RATINGS’ SHORT-TERM ISSUE CREDIT RATINGS
S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due,  unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
FITCH’S SHORT-TERM ISSUER OR OBLIGATION RATINGS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
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F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
TAX-EXEMPT NOTE RATINGS
MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial A-8 paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scale discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Variable Municipal Investment Grade (VMIG) ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
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VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
For more complete discussion of these rating transitions, please see Annex B of Moody’s Methodology titled Variable Rate Instruments Supported by Conditional Liquidity Facilities.
S&P GLOBAL RATINGS’ MUNICIPAL SHORT-TERM NOTE RATINGS
MUNICIPAL SHORT-TERM NOTE RATINGS
An S&P Global Ratings municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH PUBLIC FINANCE RATINGS
See FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.
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APPENDIX B  – PORTFOLIO MANAGER INFORMATION

CAPITAL RESEARCH AND MANAGEMENT COMPANY (“CRMC”)
DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS, OTHER ACCOUNTS MANAGED AND COMPENSATION
Reference herein to “funds” includes reference to the Master Funds, as applicable.

Investment adviser — Capital Research and Management Company, the Master Funds’ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto  and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc.®, a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of certain funds, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to each fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the funds.
The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. CRMC believes that its policies and procedures are reasonably designed to address these issues.
Compensation of investment professionals — As described in the Prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, individual managers of certain funds may allocate a portion of their segment of the fund to fixed income managers in the fund, and CRMC’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.
Portfolio managers and investment analysts are paid competitive salaries by CRMC. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.
To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. CRMC makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds’ portfolio managers may be measured against one or more of the following benchmarks, depending on his or her investment focus, such as:
Global Growth Fund — MSCI All Country World Index (Net to US) and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
Growth Fund — S&P 500 Index and Russell 1000 Growth Index with 6.5% Issuer Cap and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
International Fund — MSCI All Country World ex-USA Index (Net to US) and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
Growth-Income Fund — S&P 500 Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund; and
Asset Allocation Fund — S&P 500 Index, Bloomberg U.S. Aggregate Index, and Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.
Portfolio manager fund holdings and management of other accounts — Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. Each portfolio manager has determined that variable insurance or annuity contracts do not meet his or her current needs. Consequently, none of the portfolio managers holds any investments that hold shares of the funds.
The following table reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information
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on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
The portfolio managers listed below for each fund are jointly and primarily responsible for the day-to-day management of the Master Fund in which each fund invests.
The following tables reflect information as of December 31, 2022:
American Asset Allocation  Trust

	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Alan N. Berro	24	421.6	3	3.52	None	None
David A. Daigle	3	135.6	3	1.54	1[3]	0.24
Peter Eliot	1	59.5	None	None	None	None
Jeffrey T. Lager	3	351.5	3	3.52	None	None
Jin Lee	5	455.0	5	4.57	None	None
John R. Queen	21	412.0	3	2.70	113	0.45
Justin Toner	None	None	None	None	None	None
1 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
2 Personal brokerage accounts of portfolio managers and their families are not reflected.
3  The advisory fee of this account (representing $0.24 billion in total assets) is based partially on its investment results.

American Global Growth Trust

	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Patrice Collette	4	119.4	4	14.73	1	0.17
Paul Flynn	4	132.9	1	0.09	None	None
Roz Hongsaranagon	2	60.5	None	None	None	None
Jonathan Knowles	6	345.0	4	17.91	None	None
1 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
2 Personal brokerage accounts of portfolio managers and their families are not reflected.
American Growth Trust

	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Paul Benjamin	3	298.3	3	3.19	None	None
Mark L. Casey	6	652.6	5	6.17	None	None
Irfan M. Furniturewala	4	266.0	3	1.87	2	0.30
Anne-Marie Peterson	3	387.9	3	4.46	None	None
Andraz Razen	4	360.2	3	16.54	None	None
Alan J. Wilson	5	547.5	4	5.48	None	None
1 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the
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individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
2 Personal brokerage accounts of portfolio managers and their families are not reflected.
American Growth-Income Trust

	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Charles E. Ellwein	4	188.6	3	1.35	None	None
J. Blair Frank	2	195.3	1	1.95	None	None
Keiko McKibben	2	2.0	None	None	None	None
Donald D. O’Neal	3	298.3	4	2.79	None	None
William L. Robbins	21	161.0	2	1.42	1,494	21.61
Carlos A. Schonfeld	1	0.6	None	None	None	None
1 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
2 Personal brokerage accounts of portfolio managers and their families are not reflected.
American International Trust

	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Nicholas J. Grace	2	131.6	2	3.07	None	None
Sung Lee	4	235.1	3	3.95	None	None
Renaud H. Samyn	5	166.8	2	1.05	None	None
Christopher Thomsen	4	180.7	2	2.32	1	0.06
1 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
2 Personal brokerage accounts of portfolio managers and their families are not reflected.
Ownership of the  Funds  and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned
American Asset Allocation Trust[1]
Alan N. Berro	None
David A. Daigle	None
Peter Eliot	None
Jeffrey T. Lager	None
Jin Lee	None
John R. Queen	None
Justin Toner	None
American Global Growth Trust[2]
Patrice Collette	None
Paul Flynn	None
Roz Hongsaranagon	None
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Portfolio Manager	Dollar Range of Shares Owned
American Asset Allocation Trust[1]
Jonathan Knowles	None
American Growth Trust[3]
Paul Benjamin	None
Mark L. Casey	None
Irfan M. Furniturewala	None
Anne-Marie Peterson	None
Andraz Razen	None
Alan J. Wilson	None
American Growth-Income Trust[4]
Donald D. O’Neal	None
Keiko McKibben	None
Charles E. Ellwein	None
J. Blair Frank	None
William L. Robbin	None
Carlos A. Schonfeld	None
American International Trust[5]
Sung Lee	None
Renaud H. Samyn	None
Nicholas J. Grace	None
Christopher Thomsen	None
1	As of December 31, 2022, Alan N. Berro, David A. Daigle, Peter Eliot, Jeffrey T. Lager, Jin Lee, John R. Queen and Justin Toner beneficially owned $0, $0, $0, $0, $0, $0, and $0, respectively, of the fund.
2	As of December 31, 2022, Patrice Collette, Paul Flynn, Roz Hongsaranagon and Jonathan Knowles beneficially owned $0, $0, $0, and $0, respectively, of the fund.
3	As of December 31, 2022, Paul Benjamin, Mark L. Casey, Irfan M. Furniturewala, Anne-Marie Peterson, Andraz Razen, Alan J. Wilson beneficially owned $0, $0, $0, $0, $0, and $0, respectively, of the fund.
4	As of December 31, 2022, Donald D. O’Neal, Keiko McKibben, Charles E. Ellwein, J. Blair Frank, William L. Robbins, Carlos A. Schonfeld beneficially owned $0, $0, $0, $0, $0, and $0, respectively, of the fund.
5	As of December 31, 2022, Sung Lee, Renaud H. Samyn, Nicholas J. Grace, Christopher Thomsen beneficially owned $0, $0, $0, and $0, respectively, of the fund.
POTENTIAL CONFLICTS OF INTEREST
CRMC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CRMC believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.

The funds’ investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the funds, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the funds and such other accounts.
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APPENDIX C  – PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Updated December 10, 2019)
Overview
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record.
Investment Company Act
An investment company is required to disclose in its SAI either (a) a summary of the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities or (b) a copy of its proxy voting policies.
A fund is also required by Rule 30b1-4 of the Investment Company Act of 1940 to file Form N-PX annually with the SEC, which contains a record of how the fund voted proxies relating to portfolio securities. For each matter relating to a portfolio security considered at any shareholder meeting, Form N-PX is required to include, among other information, the name of the issuer of the security, a brief identification of the matter voted on, whether and how the fund cast its vote, and whether such vote was for or against management. In addition, a fund is required to disclose in its SAI and its annual and semi-annual reports to shareholders that such voting record may be obtained by shareholders, either by calling a toll-free number or through the fund’s website, at the fund’s option.
Advisers Act
Under Advisers Act Rule 206(4)-6, investment advisers are required to adopt proxy voting policies and procedures, and investment companies typically rely on the policies of their advisers or sub-advisers.
Policy
The Majority of the Independent Board of Trustees (the “Board”) of each registered investment company of the Trusts, has adopted these proxy voting policies and procedures (the “Trust Proxy Policy”).
It is the Advisers’ policy to comply with Rule 206(4)-6 of the Advisers Act and Rule 30b1-4 of the 1940 Act as described above. In general, Advisers defer proxy voting decisions to the sub-advisers managing the Funds. It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund’s respective Adviser or, if the Fund’s Adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each Fund shall vote all proxies relating to securities held by each Fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Advisers Act.
If an instance occurs where a conflict of interest arises between the shareholders and the designated sub-adviser, however, Advisers retain the right to influence and/or direct the conflicting proxy voting decisions in the best interest of shareholders.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Proxy Policy with respect to a Fund shall incorporate that adopted by the Fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Proxy Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Proxy Policy. Each sub-adviser to a Fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the Fund’s adviser and by the Board. Each Adviser to a Fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders
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other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the Adviser to the Fund of Funds or the Trusts will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on by the Fund of Funds
  (a) Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
(b) Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If (1) a sub-adviser to a Fund becomes aware that a vote presents a material conflict between the interests of (a) shareholders of the Fund; and (b) the Fund’s Adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Proxy Policy or the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy when voting such proxies.
If a Sub-adviser Proxy Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Proxy Policy or abstain from voting the proxies.
Proxy Voting Committee(s)
The Advisers will from time to time, and on such temporary or longer-term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures. Requested shareholder proposals or other Shareholder Advocacy in the name of a Fund must be submitted for consideration pursuant to the Shareholder Advocacy Policy and Procedures.
Securities Lending Program
Certain of the Funds participate in a securities lending program with the Trusts through an agent lender. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
The Trust shall include in its SAI a summary of the Trust Proxy Policy and of the Sub-adviser Proxy Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Proxy Policy and Sub-adviser Proxy Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30 are available on the Securities
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and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. The Fund Administration Department is responsible for preparing appropriate disclosure regarding proxy voting for inclusion in shareholder reports and distributing reports. The Legal Department supporting the Trusts is responsible for reviewing such disclosure once it is prepared by the Fund Administration Department.
Filing of Proxy Voting Record on Form N-PX
The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The Fund Administration department, supported by the Legal Department supporting the Trusts, is responsible for the annual filing.
Regulatory Requirement
Rule 206(4)-6 of the Advisers Act and Rule 30b1-4 of the 1940 Act
Reporting
Disclosures in SAI: The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30.
Form N-PX: The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.
Procedure
Review of Sub-advisers’ Proxy Voting The Trusts have delegated proxy voting authority with respect to Fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each sub-adviser is responsible for the following:
1. Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trusts.
2. Providing the Advisers with a copy and description of the Sub-adviser Proxy Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Proxy Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Advisers with notice of any amendment or revision to that Sub-adviser Proxy Policy or with a description thereof. The Advisers are required to report all material changes to a Sub-adviser Proxy Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Proxy Policy during the period covered by the report.
3. Providing the Adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Proxy Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Proxy Policy, the sub-adviser will provide the Adviser with a report detailing the exceptions.
Adviser Responsibilities The Trusts have retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The Advisers, in accordance with their general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1. Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.
2. Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.
3. Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.
Proxy Voting Service Responsibilities Proxy voting services retained by the Trusts are required to undertake the following procedures:
• Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third-party voting services.
• Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1. multiple report export options;
2. report customization by fund-account, portfolio manager, security, etc.; and
3. account details available for vote auditing.
• Form N-PX Preparation and Filing:
The Advisers will be responsible for oversight and completion of the filing of the Trusts’ reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service
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will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year. The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.
The Fund Administration Department in conjunction with the CCO oversees compliance with this policy.
The Fund Administration Department maintains operating procedures affecting the administration and disclosure of the Trusts’ proxy voting records.
The Trusts’ Chief Legal Counsel is responsible for including in the Trusts’ SAI information regarding the Advisers’ and each sub-advisers proxy voting policies as required by applicable rules and form requirements.
Key Contacts
Investment Compliance
Escalation/Reporting Violations
All John Hancock employees are required to report any known or suspected violation of this policy to the CCO of the Funds.
Related Policies and Procedures
7B Registration Statements and Prospectuses
Document Retention Requirements
The Fund Administration Department and The CCO’s Office is responsible for maintaining all documentation created in connection with this policy. Documents will be maintained for the period set forth in the Records Retention Schedule. See Compliance Policy: Books and Records.
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CAPITAL RESEARCH AND MANAGEMENT COMPANY
PROXY VOTING PROCEDURES AND PRINCIPLES

Proxy voting procedures and principles — The funds’ investment adviser, in consultation with the Series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds and other funds advised by the investment adviser or its affiliates. The complete text of these principles is available at capitalgroup.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the Series’ board. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. The boards of American Funds have established a Joint Proxy Committee (“JPC”) composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.
The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, the investment objectives and policies of the funds managed by the investment adviser remain the focus.
The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. Certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting its voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and clients on a pro-rata basis based on assets.
After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of the investment adviser’s special review procedures).
For proxies of securities managed by a particular equity investment division of the investment adviser, the initial voting recommendation is made either by one or more of the division’s investment analysts familiar with the company and industry or, for routine matters, by a member of the investment adviser’s stewardship and engagement team and reviewed by the applicable analyst(s). Depending on the vote, a second recommendation may be made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the proxy voting committee of the applicable investment division for a final voting decision. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.
In addition to our proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the JPC, as appropriate.
From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.
The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.
If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information. If the SRC determines, based on the information provided, that a conflict of interest could affect the investment adviser’s best judgment as a fiduciary, the SRC will take appropriate steps to address the conflict of interest including, if appropriate, engaging an independent, third-party fiduciary to vote the proxy. The SRC includes senior investment professionals and legal and compliance professionals.
Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.
The following summary sets forth the general positions of American Funds, the Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.
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Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record in shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports diversity of experience among board members, and the separation of the chairman and CEO positions.
Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.
Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain antitakeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.
Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.
Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.
“ESG” shareholder proposals — The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards set forth by the Sustainability Accounting Standards Board (SASB), and sustainability reports more generally. With respect to social matters, the investment adviser expects companies to be able to articulate a strategy or plan to advance diversity and equity within the workforce, including the company’s management and board, subject to local norms and expectations. To that end, disclosure of data relating to workforce diversity and equity that is consistent with broadly applicable standards is generally supported.
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PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Declaration of Trust dated January 22, 2016 – previously filed as exhibit (a)(44)(A) to post-effective amendment no. 113 filed on April 27, 2016, accession number 0001133228-16-009262.

(a)(1)	Amendment to Declaration of Trust dated December 13, 2018 – previously filed as exhibit (a)(44)(B) to post-effective amendment no. 119 filed on April 25, 2019, accession number 0001133228-19-002411.

(b)	Revised By-laws of the Trust dated June 30, 2006 – previously filed as exhibit (b)(2) to post-effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(b)(1)	Amendment dated December 13, 2006 to the By-laws of the Trust, dated June 30, 2006 – previously filed as exhibit (b)(3) to post-effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(b)(2)	Amendment dated March 10, 2016 to the By-laws of the Trust, dated June 30, 2006 – previously filed as exhibit (b)(2) to post-effective amendment no. 113 filed on April 27, 2016, accession number 0001133228-16-009262.

(c)	Specimen Share Certificate – previously filed as exhibit (4) to post-effective amendment no. 38 filed September 17, 1997, accession number 0000950135-97-003874.

(d)	Amended and Restated Advisory Agreement dated June 30, 2020 between John Hancock Variable Insurance Trust (the “Registrant”) and John Hancock Variable Trust Advisers LLC[1] (the “Adviser”) – previously filed as exhibit (d) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(1)	Amendment dated June 30, 2020 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Blue Chip Growth Trust, Equity Income Trust, Opportunistic Fixed Income Trust, and Small Cap Value Trust, between the Registrant and the Adviser – previously filed as exhibit (d)(1) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(2)	Amendment dated November 16, 2020 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Real Estate Securities Trust, between the Registrant and the Adviser – previously filed as exhibit (d)(2) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(3)	Amendment dated March 25, 2021 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Emerging Markets Value Trust and International Small Company Trust, between the Registrant and the Adviser – previously filed as exhibit (d)(3) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(4)	Amendment dated June 24, 2021 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Global Equity Trust and Disciplined Value International Trust, between the Registrant and the Adviser – previously filed as exhibit (d)(4) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(5)	Amendment dated October 18, 2021 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Mid Cap Growth Trust, between the Registrant and the Adviser – previously filed as exhibit (d)(5) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(6)	Amendment dated March 24, 2022 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Health Sciences Trust, Mid Value Trust, International Small Company Trust, Emerging Markets Value Trust and Disciplined Value International Trust, between the Registrant and the Adviser – previously filed as exhibit (d)(6) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(7)	Amendment dated June 23, 2022 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Science & Technology Trust between the Registrant and the Adviser – FILED HEREWITH.

(d)(8)	Amendment dated March 30, 2023 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Disciplined Value International Trust between the Registrant and the Adviser – FILED HEREWITH.

[1]	Prior to June 28, 2019, John Hancock Variable Trust Advisers LLC was known as John Hancock Investment Management Services, LLC.

(d)(9)	Subadvisory Agreement dated November 1, 2021 relating to Core Bond Trust, between the Adviser and Allspring Global Investments, LLC – previously filed as exhibit (d)(10) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(10)	Subadvisory Agreement dated February 12, 2020 relating to Disciplined Value International Trust, between the Adviser and Boston Partners Global Investors, Inc. – previously filed as exhibit (d)(2)(B) to post-effective amendment no. 121 filed on April 24, 2020, accession number 0001133228-20-001889.

(d)(11)	Amendment dated June 24, 2021 to Subadvisory Agreement dated February 12, 2020 relating to Disciplined Value International Trust, between the Adviser and Boston Partners Global Investors, Inc. – previously filed as exhibit (d)(12) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(12)	Amendment dated March 24, 2022 to Subadvisory Agreement dated February 12, 2020 relating to Disciplined Value International Trust, between the Adviser and Boston Partners Global Investors, Inc. – previously filed as exhibit (d)(13) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(13)	Amendment dated March 30, 2023 to Subadvisory Agreement dated February 12, 2020 relating to Disciplined Value International Trust, between the Adviser and Boston Partners Global Investors, Inc. – FILED HEREWITH.

(d)(14)	Subadvisory Agreement dated April 28, 2006 relating to Emerging Markets Value Trust, International Small Company Trust, and Small Cap Opportunities Trust, between the Adviser and Dimensional Fund Advisors Inc. – previously filed as exhibit (d)(43) to post-effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(15)	Amendment dated December 19, 2008 to Subadvisory Agreement dated April 28, 2006 relating to Emerging Markets Value Trust, International Small Company Trust, and Small Cap Opportunities Trust, between the Adviser and Dimensional Fund Advisors LP – previously filed as exhibit (d)(9)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(16)	Amendment dated May 17, 2013 to Subadvisory Agreement dated April 28, 2006 between the Adviser and Dimensional Fund Advisors LP relating to Emerging Markets Value Trust, International Small Company Trust, and Small Cap Opportunities Trust – previously filed as exhibit (d)(5)(E) on April 24, 2015, accession number 0001133228-15-001781.

(d)(17)	Amendment dated July 1, 2018 to Subadvisory Agreement dated April 28, 2006 relating to Emerging Markets Value Trust, International Small Company Trust and Small Cap Opportunities Trust, between the Adviser and Dimensional Fund Advisors Inc. – previously filed as exhibit (d)(23)(G) to post-effective amendment no. 119 filed on April 25, 2019, accession number 0001133228-19-002411.

(d)(18)	Amendment dated April 7, 2021 to Subadvisory Agreement dated April 28, 2006 relating to Emerging Markets Value Trust, International Small Company Trust and Small Cap Opportunities Trust, between the Adviser and Dimensional Fund Advisors Inc. – previously filed as exhibit (d)(18) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(19)	Amendment dated March 31, 2022 to Subadvisory Agreement dated April 28, 2006 relating to Emerging Markets Value Trust, International Small Company Trust and Small Cap Opportunities Trust, between the Adviser and Dimensional Fund Advisors Inc. – previously filed as exhibit (d)(19) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(20)	Subadvisory Agreement dated December 19, 2017 relating to Small Cap Opportunities Trust, between the Adviser and GW&K Investment Management, LLC – previously filed as exhibit (d)(23)(F) on April 26, 2018, accession number 0001133228-18-002473.

(d)(21)	Subadvisory Agreement dated November 1, 2000 relating to Capital Appreciation Trust, between the Adviser and Jennison Associates LLC – previously filed as exhibit (d)(16) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(22)	Amendment dated October 17, 2005 to Subadvisory Agreement dated November 1, 2001 relating to Capital Appreciation Trust, between the Adviser and Jennison Associates LLC – previously filed as exhibit (d)(16)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(23)	Amendment dated July 1, 2019 to Subadvisory Agreement dated November 1, 2000 relating to Capital Appreciation Trust, between the Adviser and Jennison Associates LLC – previously filed as exhibit (d)(11)(C) to post-effective amendment no. 121 filed on April 24, 2020, accession number 0001133228-20-001889.

(d)(24)	Subadvisory Agreement dated April 28, 2006 relating to Active Bond Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Money Market Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, and Ultra Short Term Bond Trust, between the Adviser and Manulife Investment Management (US) LLC[2] – previously filed as exhibit (d)(67) to post-effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(25)	Amendment dated April 27, 2020 to Amended and Restated Subadvisory Agreement dated April 28, 2006 relating to Global Equity Trust, between the Adviser and Manulife Investment Management (US) LLC – previously filed as exhibit (d)(17) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(26)	Amended and Restated Subadvisory Agreement dated March 25, 2011 between the Adviser and Manulife Investment Management (North America) Limited[3] relating to 500 Index Trust, Mid Cap Index Trust, Small Cap Index Trust, and Total Stock Market Index Trust – previously filed as exhibit (d)(13)(D) on April 24, 2015, accession number 0001133228-15-001781.

(d)(27)	Amendment date May 17, 2013 to Amended and Restated Subadvisory Agreement dated March 25, 2011 relating to 500 Index Trust, Mid Cap Index Trust, Small Cap Index Trust, and Total Stock Market Index Trust between the Adviser and Manulife Investment Management (North America) Limited – previously filed as exhibit (d)(19) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(28)	Amendment date April 6, 2016 to Amended and Restated Subadvisory Agreement dated March 25, 2011 relating to 500 Index Trust, Mid Cap Index Trust, Small Cap Index Trust, and Total Stock Market Index Trust between the Adviser and Manulife Investment Management (North America) Limited – previously filed as exhibit (d)(20) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(29)	Subadvisory Agreement dated April 29, 2005 relating to International Equity Index Trust, between the Adviser and SSGA Funds Management, Inc. – previously filed as exhibit (d)(28) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(30)	Amendment dated May 17, 2013 to Amended and Restated Subadvisory Agreement dated April 29, 2005 relating to International Equity Index Trust between the Adviser and SSGA Funds Management, Inc. – previously filed as exhibit (d)(22) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(31)	Amendment dated July 1, 2019 to Subadvisory Agreement dated April 29, 2005 relating to International Equity Index Trust, between the Adviser and SSGA Funds Management, Inc. – previously filed as exhibit (d)(17)(B) to post-effective amendment no. 121 filed on April 24, 2020, accession number 0001133228-20-001889.

(d)(32)	Subadvisory Agreement dated January 28, 1999 between the Adviser and T. Rowe Price Associates, Inc. relating to Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust – previously filed as exhibit (d)(29) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(33)	Amendment dated April 18, 2013 to Subadvisory Agreement dated January 28, 1999 relating to Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust, between the Adviser and T. Rowe Price Associates, Inc. – previously filed as exhibit (d)(25) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(34)	Amendment dated March 19, 2019 to Subadvisory Agreement dated January 28, 1999 relating to Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust, between the Adviser and T. Rowe Price Associates, Inc. – previously filed as exhibit (d)(23)(K) to post-effective amendment no. 119 filed on April 25, 2019, accession number 0001133228-19-002411.

[2]	Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC.
[3]	Prior to May 7, 2019, Manulife Investment Management (North America) Limited was known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited.

(d)(35)	Amendment dated June 30, 2020 to Subadvisory Agreement dated January 28, 1999 relating to Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust, between the Adviser and T. Rowe Price Associates, Inc. – previously filed as exhibit (d)(27) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(36)	Amendment dated March 24, 2022 to Subadvisory Agreement dated January 28, 1999 relating to Health Sciences Trust and Mid Value Trust, between the Adviser and T. Rowe Price Associates, Inc. – previously filed as exhibit (d)(36) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(37)	Amendment dated June 23, 2022 to Subadvisory Agreement dated January 28, 1999 relating to Science & Technology Trust between the Adviser and T. Rowe Price Associates, Inc. – FILED HEREWITH.

(d)(38)	Amendment dated March 30, 2023 to Subadvisory Agreement dated January 28, 1999 relating to Equity Income Trust between the Adviser and T. Rowe Price Associates, Inc. – FILED HEREWITH.

(d)(39)	Sub-Subadvisory Agreement dated March 7, 2022 relating to Capital Appreciation Value Trust and Small Company Value Trust, between T. Rowe Price Associates, Inc. and T. Rowe Price Investment Management, Inc. – previously filed as exhibit (d)(37) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(40)	Subadvisory Agreement dated January 29, 1999 relating to Investment Quality Bond Trust, Mid Cap Growth Trust, Opportunistic Fixed Income Trust, Small Cap Stock Trust, and Small Cap Value Trust, between the Adviser and Wellington Management Company LLP – previously filed as exhibit (d)(33) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(41)	Amendment dated May 1, 2003 to Subadvisory Agreement dated January 29, 1999 relating to Investment Quality Bond Trust, Mid Cap Growth Trust, Opportunistic Fixed Income Trust, Small Cap Stock Trust, and Small Cap Value Trust, between the Adviser and Wellington Management Company LLP – previously filed as exhibit (d)(29) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(42)	Amendment dated April 29, 2005 to Subadvisory Agreement dated January 29, 1999 relating to Investment Quality Bond Trust, Mid Cap Growth Trust, Opportunistic Fixed Income Trust, Small Cap Stock Trust, and Small Cap Value Trust, between the Adviser and Wellington Management Company LLP – previously filed as exhibit (d)(33)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(43)	Amendment dated May 17, 2013 to Subadvisory Agreement dated January 29, 1999 relating to Investment Quality Bond Trust, Mid Cap Growth Trust, Opportunistic Fixed Income Trust, Small Cap Stock Trust, and Small Cap Value Trust between the Adviser and Wellington Management Company LLP – previously filed as exhibit (d)(31) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(44)	Amendment dated February 28, 2020 to Subadvisory Agreement dated January 29, 1999 relating to Investment Quality Bond Trust, Mid Cap Growth Trust, Opportunistic Fixed Income Trust, Small Cap Stock Trust, and Small Cap Value Trust, between the Adviser and Wellington Management Company LLP – previously filed as exhibit (d)(21)(I) to post-effective amendment no. 121 filed on April 24, 2020, accession number 0001133228-20-001889.

(d)(45)	Amendment dated July 1, 2020 to Subadvisory Agreement dated January 29, 1999 relating to Small Cap Value Trust, between the Adviser and Wellington Management Company LLP – previously filed as exhibit (d)(33) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(46)	Amendment dated November 16, 2020 to Subadvisory Agreement dated January 29, 1999 relating to Real Estate Securities Trust, between the Adviser and Wellington Management Company LLP – previously filed as exhibit (d)(34) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(47)	Amendment dated October 18, 2021 to Subadvisory Agreement dated January 29, 1999 relating to Mid Cap Growth Trust, between the Adviser and Wellington Management Company LLP – previously filed as exhibit (d)(45) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(d)(48)	Subadvisory Agreement dated July 31, 2020 relating to High Yield Trust, between the Adviser and Western Asset Management Company – previously filed as exhibit (d)(38) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(d)(49)	Sub-Subadvisory Agreement dated July 31, 2020 relating to High Yield Trust, between Western Asset Management Company and Western Asset Management Company Limited – previously filed as exhibit (d)(39) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(e)	Amended and Restated Distribution Agreement dated June 30, 2020 between the Registrant and John Hancock Distributors, LLC (the “Distributor”) – previously filed as exhibit (e) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(f)	Not Applicable.

(g)	Custodian Agreement dated September 26, 2008 between the Trust and State Street Bank and Trust Company – previously filed as exhibit (g) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(g)(1)	Amendment dated October 1, 2015 to Custodian Agreement dated September 26, 2008 between the Trust and State Street Bank and Trust Company – previously filed as exhibit (g)(1) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(g)(2)	Amendment dated December 14, 2020 to Custodian Agreement dated September 26, 2008 between the Trust and State Street Bank and Trust Company – previously filed as exhibit (g)(2) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(g)(3)	Amendment dated July 1, 2022 to Custodian Agreement dated September 26, 2008 between the Trust and State Street Bank and Trust Company – FILED HEREWITH.

(g)(4)	Master Global Custodial Services Agreement dated March 3, 2014 between the Trust and Citibank. N.A. – previously filed as exhibit (g)(1) on April 24, 2015, accession number 0001133228-15-001781.

(g)(5)	Amendment dated August 1, 2019 to Master Global Custodial Services Agreement dated March 3, 2014 between the Trust and Citibank. N.A. – previously filed as exhibit (g)(4) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(g)(6)	Amendment dated March 1, 2020 to Master Global Custodial Services Agreement dated March 3, 2014 between the Trust and Citibank. N.A. – previously filed as exhibit (g)(5) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(g)(7)	Amendment dated June 1, 2021 to Master Global Custodial Services Agreement dated March 3, 2014 between the Trust and Citibank. N.A. – previously filed as exhibit (g)(6) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)	Participation Agreement dated July 1, 2003, as amended May 1, 2004, April 20, 2005, March 26, 2007 among the Trust and The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Life Insurance Company of New York, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company, each on behalf of itself and its variable annuity and variable life insurance separate accounts, and John Hancock Distributors, LLC – previously filed as exhibit (h)(1) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(1)	Amendment dated September 29, 2007 to Participation Agreement dated July 1, 2003, as amended May 1, 2004, April 20, 2005, March 26, 2007 among the Trust and The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Life Insurance Company of New York, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company, each on behalf of itself and its variable annuity and variable life insurance separate accounts, and John Hancock Distributors, LLC – previously filed as exhibit (h)(1)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(2)	Amendment dated October 1, 2007 to Participation Agreement dated July 1, 2003, as amended May 1, 2004, April 20, 2005, March 26, 2007 among the Trust and The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Life Insurance Company of New York, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company, each on behalf of itself and its variable annuity and variable life insurance separate accounts, and John Hancock Distributors, LLC – previously filed as exhibit (h)(1)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(3)	Amendment dated March 23, 2017 to the Participation Agreement dated July 1, 2003 as amended May 1, 2004, April 20, 2005, March 26, 2007 among the Trust and The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Life Insurance Company of New York, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company, each on behalf of itself and its variable annuity and variable life insurance separate accounts, and John Hancock Distributors, LLC – previously filed as exhibit (h)(3) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(h)(4)	AFIS Fund Participation Agreement dated November 9, 2007 (“AFIS Participation Agreement”), among the Trust, John Hancock Variable Trust Advisers LLC, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, on behalf of themselves and certain of their separate accounts, and Capital Research and Management Company – previously filed as exhibit (h)(2) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(5)	Services Agreement dated March 3, 2014 between the Trust and Citi Fund Services Ohio, Inc. – previously filed as exhibit (h)(5) on April 24, 2015, accession number 0001133228-15-001781.

(h)(6)	Amendment No.1 dated February 1, 2015 to Services Agreement dated March 3, 2014 between the Trust and Citi Fund Services Ohio, Inc. – previously filed as exhibit (h)(5)(A) on April 24, 2015, accession number 0001133228-15-001781.

(h)(7)	Amendment dated September 1, 2019 to Services Agreement dated March 3, 2014 between the Trust and Citi Fund Services Ohio, Inc. – previously filed as exhibit (h)(7) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(h)(8)	Agreement to Waive Advisory Fees and Reimburse Expenses dated June 23, 2022 between the Registrant and John Hancock Variable Trust Advisers LLC – FILED HEREWITH.

(h)(9)	Advisory Fee Waiver Agreement dated March 24, 2022 between the Registrant and John Hancock Variable Trust Advisers LLC – FILED HEREWITH.

(h)(10)	Advisory Fee Waiver Agreement dated December 15, 2022 between the Registrant and John Hancock Variable Trust Advisers LLC – FILED HEREWITH.

(h)(11)	Amended and Restated Service Agreement dated June 24, 2021 between the Trust and the Adviser – previously filed as exhibit (h)(10) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(12)	Service Agreement dated June 30, 2020 among the Trust the Adviser, and the Trust's Chief Compliance Officer – previously filed as exhibit (h)(11) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(h)(13)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust – previously filed as exhibit (h)(12) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(14)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and Calamos Investment Trust – previously filed as exhibit (h)(13) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(15)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and Credit Suisse Opportunity Funds – previously filed as exhibit (h)(14) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(16)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and DBX ETF Trust – previously filed as exhibit (h)(15) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(17)	Fund of Funds Investment Agreement dated January 11, 2022 between the Registrant and Fidelity Concord Street Trust and Fidelity Salem Street Trust – previously filed as exhibit (h)(16) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(18)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and IndexIQ ETF Trust – previously filed as exhibit (h)(17) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(19)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, and Invesco Exchange-Traded Self-Indexed Fund Trust – previously filed as exhibit (h)(18) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(20)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Mutual Fund Investment Trust, and JPMorgan Undiscovered Managers Fund – previously filed as exhibit (h)(19) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(21)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and The Select Sector SPDR Trust – previously filed as exhibit (h)(20) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(22)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust – previously filed as exhibit (h)(21) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(23)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and Vanguard Bond Index Funds, Vanguard Index Funds, Vanguard International Equity Index Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds, Vanguard Tax-Managed Funds, Vanguard Whitehall Funds, and Vanguard World Fund – previously filed as exhibit (h)(22) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(24)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and VanEck ETF Trust – previously filed as exhibit (h)(23) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(25)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and Victory Portfolios II – previously filed as exhibit (h)(24) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(26)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and The Arbitrage Funds – previously filed as exhibit (h)(25) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(h)(27)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and Financial Opportunities Fund, Hedged Equity & Income Fund, Income Securities Trust, Investors Trust, John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Collateral Trust, John Hancock Current Interest, John Hancock Exchange-Traded Fund Trust, John Hancock Funds II, John Hancock Funds III, John Hancock GA Mortgage Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, Preferred Income Fund, Preferred Income Fund II, Preferred Income Fund III, Premium Dividend Fund, Tax-Advantaged Dividend Income Fund, and Tax-Advantaged Global Shareholder Yield Fund – previously filed as exhibit (h)(26) to post-effective amendment no. 124 filed on April 22, 2022, accession number 0001133228-22-002304.

(i)	Legal Opinion – FILED HEREWITH.

(j)	Consent of Independent Public Accounting Firm, PricewaterhouseCoopers LLP – FILED HEREWITH.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Series I Shares Rule 12b-1 Plan (formerly Class A Shares) dated September 21, 2001, as amended April 4, 2002, June 26, 2003, April 1, 2004, December 13, 2004, June 23, 2005, September 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, June 27, 2008, September 26, 2008, December 17, 2008, March 20, 2009, June 25, 2010, March 25, 2011, March 23, 2012, June 30, 2012 and September 27, 2013 – previously filed as exhibit (m) on April 24, 2015, accession number 0001133228-15-001781.

(m)(1)	Series II Shares Rule 12b-1 Plan (formerly Class B Shares) dated September 21, 2001, as amended April 4, 2002, April 2, 2003, April 1, 2004, December 13, 2004, June 23, 2005, September 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007; June 27, 2008, September 26, 2008, December 17, 2008, March 20, 2009; June 25, 2010, March 25, 2011, March 23, 2012, June 30, 2012 and September 27, 2013 – previously filed as exhibit (m)(1) on April 24, 2015, accession number 0001133228-15-001781.

(m)(2)	Series II Shares Voluntary Rule 12b-1 Fee Waivers dated July 1, 2016 for American Growth Trust, American Growth and Income Trust, American International Trust, American Asset Allocation Trust, American New World Trust, and American Global Growth Trust – previously filed as exhibit (m)(1)(A) on April 26, 2018, accession number 0001133228-18-002473.

(m)(3)	Series III Shares Rule 12b-1 Plan dated March 23, 2007, as amended September 28, 2007, March 20, 2009, June 25, 2010, March 25, 2011, March 23, 2012 and September 27, 2013 – previously filed as exhibit (m)(2) on April 24, 2015, accession number 0001133228-15-001781.

(n)	Rule 18f-3 Plan dated September 21, 2001, as amended April 4, 2002, June 26, 2003, December 13, 2004, June 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, March 25, 2008, March 23, 2012, June 30, 2013 and September 27, 2013 – previously filed as exhibit (n) on April 24, 2015, accession number 0001133228-15-001781.

(o)	Not Applicable.

(p)	Codes of Ethics of the Registrant and its Investment Adviser and Subadvisers.

(p)(1)	Codes of Ethics. Code of Ethics dated January 1, 2008 (as revised September 17, 2020) of John Hancock Investment Management LLC[4], John Hancock Variable Trust Advisers LLC, John Hancock Investment Management Distributors LLC[5], John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock advisor – previously filed as exhibit (p)(1) to post-effective amendment no. 123 filed on April 23, 2021, accession number 0001133228-21-002276.

(p)(2)	Code of Ethics for Allspring Global Investments, LLC dated December 27, 2022 – FILED HEREWITH.

(p)(3)	Code of Ethics for Boston Partners Global Investors, Inc. dated May 1, 2021 – FILED HEREWITH.

(p)(4)	Code of Ethics for Global Wealth and Asset Management and General Account Investments (Manulife Investment Management (US) LLC (formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) and Manulife Investment Management (North America) Limited (formerly known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited)) dated April 12, 2022 – FILED HEREWITH.

(p)(5)	Code of Ethics for Dimensional Fund Advisors, Inc. dated July 1, 2021 – FILED HEREWITH.

(p)(6)	Code of Ethics for GW&K Investment Management, LLC dated December 1, 2021 – FILED HEREWITH.

(p)(7)	Code of Ethics for Jennison Associates LLC dated March 31, 2022 – FILED HEREWITH.

(p)(8)	Code of Ethics for SSGA Funds Management, Inc. dated March 31, 2022 – FILED HEREWITH.

(p)(9)	Code of Ethics for T. Rowe Price Associates, Inc. dated March 7, 2022 – FILED HEREWITH.

(p)(10)	Code of Ethics for Wellington Management Company LLP dated August 2, 2021 – FILED HEREWITH.

(p)(11)	Code of Ethics for Western Asset Management dated December 1, 2022 – FILED HEREWITH.

(p)(12)	Code of Ethics for the Independent Trustees of the John Hancock Funds effective December 6, 2005 Amended and Restated January 1, 2023 – FILED HEREWITH.

[4]	Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC.
[5]	Prior to June 28, 2019, John Hancock Investment Management Distributors LLC was known as John Hancock Funds, LLC.

(q)	Power of Attorney dated December 15, 2022 – FILED HEREWITH.

Item 29.    Persons Controlled by or Under Common Control with Registrant

Two of the Trust shareholders are:

(i)	John Hancock Life Insurance Company of New York ("John Hancock New York"),

(ii)	John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA"),

John Hancock New York and John Hancock USA (collectively, the “Companies”) hold Trust shares attributable to variable contracts in their respective separate accounts. Fund of Funds of the Trust are also shareholders of certain of the Trust portfolios. A company will vote all shares of each portfolio of the Trust issued to such company in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended. The Trust will vote all shares of a portfolio issued to a fund of funds in proportion to such instructions.

MANULIFE FINANCIAL CORPORATION

PRINCIPAL SUBSIDIARIES

Item 30. Indemnification

Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 25, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See "Management of the Trust" in the Prospectus and "Investment Management Arrangements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, as amended each of which is herein incorporated by reference. The Investment Advisers Act of 1940 file number for John Hancock Variable Trust Advisers LLC is 801-28947. The file number for each subadviser is listed below.

Subadviser	File Number
Allspring Global Investments, LLC	801-21122
Boston Partners Global Investors, Inc.	801-61786
Dimensional Fund Advisors LP	801-16283
GW&K Investment Management, LLC	801-61559

Jennison Associates LLC	801-5608
Manulife Investment Management (North America) Limited	801-61860
Manulife Investment Management (US) LLC	801-42033
SSGA Funds Management, Inc.	801-60103
T. Rowe Price Associates, Inc.	801-856
T. Rowe Price Investment Management, Inc.	801-121434
Wellington Management Company LLP	801-15908
Western Asset Management Company, LLC	801-8162
Western Asset Management Company Limited	801-21068

Item 32. Principal Underwriters

a.	Name of Investment Company	Capacity in which acting

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account A

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account H

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account I

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account L

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account M

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account N

	John Hancock Life Insurance	Principal Underwriter
Company of New York
Separate Account A

	John Hancock Life Insurance	Principal Underwriter
Company of New York
Separate Account B

	John Hancock Life Insurance Company	Principal Underwriter
Separate Account UV

John Hancock Variable Life Insurance Company	Principal Underwriter
Separate Account S

John Hancock Variable Life Insurance Company	Principal Underwriter
Separate Account U

John Hancock Variable Life Insurance Company	Principal Underwriter
Separate Account V

John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC) and the following officers of JHD LLC have power to act on behalf of JHD LLC: Gary Tankersley* (President & Chief Executive Officer), Jeffrey H. Long*** (Chief Financial Officer and Financial Operations Principal), and Edward P. MacDonald*** (General Counsel). The board of directors of JHD LLC (consisting of Alex Silva*, Gary Tankersley*, and Christopher Walker**) may also act on behalf of JHD LLC.

* Principal business office is 200 Berkeley Street, Boston, MA 02116

** 200 Bloor Street East, Toronto, Ontario Canada ON M4W 1E5

*** 197 Clarendon Street., Boston, MA 02116

b.          John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of directors (consisting of Alex Silva*, Gary Tankersley*, and Christopher Walker**) who have authority to act on behalf of JHD LLC.

* Principal business office is 200 Berkeley Street, Boston, MA 02116

** 200 Bloor Street East, Toronto, Ontario Canada ON M4W 1E5

c.          None.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 are kept by John Hancock Variable Trust Advisers LLC (formerly, John Hancock Investment Management Services, LLC), the Registrant's investment adviser, at its offices at 197 Clarendon Street, Boston, MA 02116,

By the Registrant at its principal business offices located at 200 Berkeley Street, Boston, MA 02116 or

By Allspring Global Investments, LLC, the subadviser to the Core Bond Trust, at its offices at 525 Market Street, San Francisco, California 94105.

By Boston Partners Global Investors, Inc., subadviser to Disciplined Value International Trust, at its offices at One Beacon Street, 30th Floor, Boston, MA 02108.

By Citibank, N.A., the custodian for the Registrant, at its offices at 388 Greenwich St, New York, New York 10013.

By Dimensional Fund Advisors LP, subadviser to the Emerging Markets Value Trust, International Small Company Trust, and Small Cap Opportunities Trust, at its offices at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

By GW&K Investment Management, LLC, subadviser to the Small Cap Opportunities Trust, at its offices at 222 Berkeley Street, Boston, Massachusetts 02116.

By Jennison Associates LLC, the subadviser to the Capital Appreciation Trust, at its offices at 466 Lexington Avenue, New York, NY 10017.

By Manulife Investment Management (North America) Limited, the subadviser to the 500 Index Trust, Mid Cap Index Trust, Small Cap Index Trust, and Total Stock Market Index Trust, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.

By Manulife Investment Management (US) LLC, the subadviser to the Active Bond Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Lifestyle Portfolios, Managed Volatility Portfolios, Money Market Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Equity Allocation Trust, Strategic Income Opportunities Trust, Total Bond Market Trust, and Ultra Short Term Bond Trust, at its offices at 197 Clarendon Street, Boston, Massachusetts 02116.

By State Street Bank and Trust Company, the custodian for the Registrant, at its offices at One Iron Street, Boston, Massachusetts 02111.

By SSGA Funds Management, Inc., the subadviser to the International Equity Index Trust, at its offices at One Iron Street, Boston, Massachusetts 02111.

By T. Rowe Price Associates, Inc., subadviser to the Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust, at its offices at 100 East Pratt Street, Baltimore, MD 21202.

By Wellington Management Company LLP, the subadviser to the Investment Quality Bond Trust, Mid Cap Growth Trust, Opportunistic Fixed Income Trust, Real Estate Securities Trust, Small Cap Stock Trust, and the Small Cap Value Trust, at its offices at 280 Congress Street, Boston, Massachusetts 02210.

By Western Asset Management Company, LLC, the subadviser to the High Yield Trust, at its offices at 385 East Colorado Boulevard, Pasadena, California 91101.

Item 34. Management Services

None.

Item 35 Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 21st day of April, 2023.

JOHN HANCOCK VARIABLE INSURANCE TRUST

By:	/s/ Andrew G. Arnott
Name: Andrew G. Arnott
Title: President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President and Trustee	April 21, 2023
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	April 21, 2023
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ James R. Boyle *	Trustee	April 21, 2023
James R. Boyle

/s/ William H. Cunningham *	Trustee	April 21, 2023
William H. Cunningham

/s/ Noni L. Ellison *	Trustee	April 21, 2023
Noni L. Ellison

/s/ Grace K. Fey *	Trustee	April 21, 2023
Grace K. Fey

/s/ Dean C. Garfield *	Trustee	April 21, 2023
Dean C. Garfield

/s/ Marianne Harrison *	Trustee	April 21, 2023
Marianne Harrison

/s/ Deborah C. Jackson *	Trustee	April 21, 2023
Deborah C. Jackson

/s/ Patricia Lizarraga *	Trustee	April 21, 2023
Patricia Lizarraga

/s/ Paul Lorentz *	Trustee	April 21, 2023
Paul Lorentz

/s/ Hassell H. McClellan *	Trustee	April 21, 2023
Hassell H. McClellan

Signature	Title	Date

/s/ Steven R. Pruchansky *	Trustee	April 21, 2023
Steven R. Pruchansky

/s/ Frances G. Rathke *	Trustee	April 21, 2023
Frances G. Rathke

/s/ Gregory A. Russo *	Trustee	April 21, 2023
Gregory A. Russo

*By:	Power of Attorney

	/s/ Harsha Pulluru	April 21, 2023
Harsha Pulluru
Attorney-in-Fact
*Pursuant to Power of Attorney filed herewith

EXHIBIT INDEX

(d)(7)	Amendment dated June 23, 2022 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Science & Technology Trust between the Registrant and the Adviser
(d)(8)	Amendment dated March 30, 2023 to Amended and Restated Advisory Agreement dated June 30, 2020 relating to Disciplined Value International Trust between the Registrant and the Adviser
(d)(13)	Amendment dated March 30, 2023 to Subadvisory Agreement dated February 12, 2020 relating to Disciplined Value International Trust, between the Adviser and Boston Partners Global Investors, Inc.
(d)(37)	Amendment dated June 23, 2022 to Subadvisory Agreement dated January 28, 1999 relating to Science & Technology Trust between the Adviser and T. Rowe Price Associates, Inc.
(d)(38)	Amendment dated March 30, 2023 to Subadvisory Agreement dated January 28, 1999 relating to Equity Income Trust between the Adviser and T. Rowe Price Associates, Inc.
(g)(3)	Amendment dated July 1, 2022 to Custodian Agreement dated September 26, 2008 between the Trust and State Street Bank and Trust Company
(h)(8)	Agreement to Waive Advisory Fees and Reimburse Expenses dated June 23, 2022 between the Registrant and John Hancock Variable Trust Advisers LLC
(h)(9)	Advisory Fee Waiver Agreement dated March 24, 2022 between the Registrant and John Hancock Variable Trust Advisers LLC
(h)(10)	Advisory Fee Waiver Agreement dated December 15, 2022 between the Registrant and John Hancock Variable Trust Advisers LLC
(i)	Legal Opinion
(j)	Consent of Independent Public Accounting Firm, PricewaterhouseCoopers LLP
(p)(2)	Code of Ethics for Allspring Global Investments, LLC dated December 27, 2022
(p)(3)	Code of Ethics for Boston Partners Global Investors, Inc. dated May 1, 2021
(p)(4)	Code of Ethics for Global Wealth and Asset Management and General Account Investments (Manulife Investment Management (US) LLC (formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) and Manulife Investment Management (North America) Limited (formerly known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited)) dated April 12, 2022
(p)(5)	Code of Ethics for Dimensional Fund Advisors, Inc. dated July 1, 2021
(p)(6)	Code of Ethics for GW&K Investment Management, LLC dated December 1, 2021
(p)(7)	Code of Ethics for Jennison Associates LLC dated March 31, 2022
(p)(8)	Code of Ethics for SSGA Funds Management, Inc. dated March 31, 2022
(p)(9)	Code of Ethics for T. Rowe Price Associates, Inc. dated March 7, 2022
(p)(10)	Code of Ethics for Wellington Management Company LLP dated August 2, 2021
(p)(11)	Code of Ethics for Western Asset Management dated December 1, 2022
(p)(12)	Code of Ethics for the Independent Trustees of the John Hancock Funds effective December 6, 2005 Amended and Restated January 1, 2023
(q)	Power of Attorney dated December 15, 2022